SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934
                          (Amendment No.    2       )

	Check the appropriate box:

        _  Preliminary Information Statement    _ Confidential, for use of
						the Commission Only (as per-
						mitted by Rule 14c-5(d)(2))

        X  Definitive Information Statement


                          NEW PARADIGM SOFTWARE CORP.
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              (Name Of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

_ No fee required.

X Fee computed on table below per Exchange Act Rules 14c-
5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the
amount on which the filing fee is calculated and state how it was determined):
1/50th of 1% of the purchase price payable to the Registrant under the Purchase Agreement = $410
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(4) Proposed maximum aggregate value of the transaction:
$2,050,000
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(5) Total fee paid:
$410
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X Fee paid previously with preliminary materials.

_ Check Box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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New Paradigm Software Corp.
733 Third Avenue, 7th Floor
New York, New York 10017

SPECIAL MEETING OF SHAREHOLDERS
ORIGINALLY CALLED FOR JUNE 27, 1997 AND ADJOURNED TO JULY 15, 1997

REVISED INFORMATION STATEMENT

To the Shareholders of New Paradigm Software Corp.:

This statement is furnished in connection with a Special Meeting of Shareholders of New Paradigm Software Corp. (the "Corporation") that was originally called for June 27, 1997, at 11:00 A.M. at the principal executive offices of the Corporation, 733 Third Avenue, 7th Floor, New York, New York, and at any adjournment thereof (the "Shareholders Meeting"). The Shareholders Meeting has been adjourned to July 15, 1997 at 10:00 A.M. at the same place.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Revised Information Statement is being mailed to shareholders of the Corporation commencing on July 5, 1997.

ANNUAL REPORT ON FORM 10-KSB

Attached to this Revised Information Statement at Annex B is the Corporation's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997. The Annual Report on Form 10-KSB contains detailed information concerning the Corporation's business, properties, management, financial condition, results of operations and other matters and contains audited financial statements of the Corporation. The Annual Report on Form 10-KSB forms part of this Revised Information Statement.

VOTING SECURITIES

The securities of the Corporation entitled to vote at the Shareholders Meeting are shares of Common Stock, par value $.01 per share (the "Common Stock"), outstanding on May 13, 1997 (the "Record Date") and shares of Series "C" Redeemable Preferred Stock, par value $.25 per share (the "Series C Redeemable Preferred Stock"). On the Record Date, there were 2,451,729 shares of Common Stock outstanding and 800,000 shares of Series C Redeemable Preferred Stock outstanding. Each share of Common Stock is entitled to one vote and each share of Series C Redeemable Preferred Stock is entitled to four votes. The shares of Common Stock and Series C Redeemable Preferred Stock vote together as a single class on all matters.

VOTING PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote on a particular matter is necessary to constitute a quorum of shareholders to take action at the Shareholders Meeting with respect to such matter. For these purposes, shares which are present, or represented by a proxy, at the Shareholders Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's By-Laws, each matter will be decided by a majority of the votes cast on the matter, except as otherwise provided by law or the Corporation's Certificate of Incorporation. The required vote for approval of Proposal 1 is not less than 66 2/3 % of the votes entitled to be cast at the Shareholders Meeting. For purposes of voting on Proposal 1 (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will have the same effect as a vote "against" Proposal 1.

VOTING AGREEMENTS - CHANGE OF CONTROL

The Corporation is not asking shareholders for proxies in connection with Proposal 1 as the holders of 68.1% of the votes eligible to be cast at the Shareholders Meeting have already agreed to vote in favor of Proposal 1 through Voting Agreements more fully described below (see Proposal 1 - Voting Agreements"; "Certain Transactions - Transactions with VIE - Voting Agreements"). One of the Voting Agreements is with Mr. Robert Trump, who acquired the right to 3,200,000 votes by acquiring 800,000 shares of Series C Redeemable Preferred Shares on March 13 1997. The votes represented by the Series C Redeemable Preferred Stock represent approximately 56% of the voting power of the Corporation's outstanding stock. The Series C Redeemable Preferred Stock was issued in exchange for Mr. Trump's advance of $150,000 to the Corporation in January 1997, and a further $50,000 in March 1997. This transaction caused a change of control of the Corporation by increasing Mr. Trump's voting power from 18% to 64% (including the shares held by Midland Associates, an affiliate of Mr. Trump). The Corporation will redeem the Series C Redeemable Preferred Stock with $200,000 of the proceeds of the transaction which will be approved as a result of the Voting Agreements, including the Voting Agreement entered into by Mr. Trump. Mr. Trump is not otherwise directly or indirectly affiliated with VIE and except for the intended redemption of the Series C Redeemable Preferred Stock in accordance with its terms will not receive any compensation in connection with the transactions described in Proposal 1.(See "Certain Transactions - Loan from Robert Trump - Series C Redeemable Preferred Shares")

RIGHTS OF DISSENTING SHAREHOLDERS

Section 623 of the BCL, a copy of which is attached to this Information Statement as Annex A, entitles any non-affiliated shareholder who objects to the terms of Proposal 1 to demand in writing that he be paid the "fair value" of his Common Stock. "Fair value" is defined by the BCL as the fair value of the Common Stock immediately before the closing date taking into account all relevant factors but excluding any appreciation or depreciation in anticipation of Proposal 1. The fair value is determined as described below.

Any shareholder contemplating making demand for appraisal is urged to review carefully the provisions of Section 623, particularly the procedural steps required to perfect his appraisal rights thereunder. Appraisal rights will be lost if the procedural requirements of Section 623 are not fully and precisely satisfied. The following summary does not purport to be a complete statement of the provisions of
Section 623 of the BCL and is qualified in its entirety by reference to Annex A.

Filing Notice of Intention to Demand Fair Value

Before the shareholders' vote is taken on Proposal 1, the dissenting holder of Common Stock must deliver to the Corporation a written objection to such action which shall include a notice of his election to dissent, his name and residence address, the number of shares of Common Stock as to which he dissents and a demand that he be paid the fair value of his Common Stock if Proposal 1 is effected. Such written notice may be sent to the Secretary of the Corporation at 733 Third Avenue, 7th Floor, New York, New York 10017. A vote against Proposal 1 is not sufficient to satisfy the requirement of delivering a written notice to the Corporation. In addition, the holder of Common Stock must not effect any change in the beneficial ownership of his Common Stock from the date of filing the notice with the Corporation through the Closing Date and Common Stock for which payment of fair value is sought must not be voted in favor of Proposal 1. A failure to vote will not waive appraisal rights, provided that the required written notice described above is timely given. Proper revocation of a signed blank proxy or a signed proxy instructing a vote for adoption of Proposal 1 will also preserve dissenters' rights under the BCL, provided that the required written notice described above is timely given. Failure by a dissenting holder of Common Stock to comply with any of the foregoing shall forfeit any right to payment of fair value for his Common Stock.

Record and Beneficial Owners

A record holder of Common Stock may assert dissenters' rights as to less than all of the Common Stock registered in his name only if he dissents with respect to all the Common Stock beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. A beneficial owner of Common Stock who is not the record holder may assert dissenters' rights with respect to Common Stock held on his behalf if he submits to the Corporation the written consent of the record holder not later than the time of assertion of dissenters' rights. A beneficial owner may not dissent with respect to less than all of the Common Stock owned by him, whether or not such Common Stock is registered in his name.

Submission of Certificates

At the time of filing the notice of election to dissent or within one (1) month thereafter, a holder of Common Stock represented by certificates shall submit the certificates representing such Common Stock to the Corporation which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to such holder or other person who submitted them on his behalf. Any holder of Common Stock represented by certificates who fails to submit his certificates for such notation shall, at the option of the Corporation, exercised by written notice to the holder within forty-five (45) days from the date of filing of such notice of election to dissent, lose his dissenters' rights unless a court, for good cause shown, shall otherwise direct.

Notice to Shareholders

If Proposal 1 is approved at the reconvened Special Meeting, the Corporation shall send written notice of such approval by registered mail to each holder of Common Stock who filed written notice of his intention to dissent. Such notice shall be sent by the Corporation within ten (10) days after the Adjourned Special Meeting.

Offer of Fair Value

Within fifteen (15) days after Proposal 1 is consummated, or within ninety (90) days from the date of the reconvened Special Meeting, whichever is earlier, the Corporation shall make a written offer by registered mail to each holder of Common Stock who has filed a written notice of his election to dissent to pay for such holder's Common Stock at a specified price which the Corporation considers to be the fair value of such shares. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which dissenter's rights have been sought and the aggregate number of holders of such Common Stock. If Proposal 1 has been consummated, such offer shall also be accompanied by (i) advance payment to each such dissenting shareholder who has submitted the certificates representing his Common Stock to the Corporation as provided above of an amount equal to eighty (80%) percent of the price offered by the Corporation as the fair value of such Common Stock, or
(ii) as to each holder who has not yet submitted his certificates as provided above, a statement that advanced payment to him of an amount equal to eighty (80%) of the price offered by the Corporation will be made by the Corporation promptly upon submission of such certificates.
If Proposal 1 has not yet been consummated at the time of the making of such offer, such advance payment or statement as to advance payment shall be sent to each dissenting shareholder entitled thereto upon consummation of Proposal 1. Every advance payment or statement as to advance payment shall include advice to the dissenting shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenter's rights. If within thirty (30) days after the making of such offer, the Corporation and any dissenting shareholder agree upon the price to be paid for such Common Stock, payment therefore shall be made within sixty (60) days after the making of such offer or the consummation of Proposal 1, whichever is later upon the surrender of the certificates for any such Common Stock represented by such certificates.

Valuation Proceedings

If within thirty (30) days after the dissemination of the offer referred to above by the Corporation to dissenting shareholders, the Corporation and all such dissenting shareholders have failed to agree upon the price to be paid for their Common Stock, the Corporation shall within twenty
(20) days after the expiration of such thirty (30) day period, institute a special proceeding in the Supreme Court for the State of New York (the "Court") to determine the rights of dissenting shareholders and to fix the fair value of their Common Stock. If the Corporation fails to institute such a proceeding within such twenty (20) day period, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty (30) days after the expiration of such twenty (20) day period. If such proceeding is not instituted by a dissenting shareholder within such thirty (30) day period, all dissenters' rights shall be lost unless the Court, for good cause shown, shall otherwise direct. All dissenting shareholders, except for those who have already agreed with the Corporation upon the price to be paid for their Common Stock, shall be made parties to any such proceedings. In fixing the fair value of the Common Stock, the Court shall consider the nature of the transaction and its effects on the Corporation and its shareholders, the concepts and methods then customary and relevant in securities and financial markets for determining the fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and other relevant factors. Upon the Court's determination of the fair value of the Common Stock, each dissenting shareholder shall be entitled to recover the amount by which the fair value of his Common Stock is found to exceed the amount previously remitted to each such holder by the Corporation. Such dissenter shall also be entitled to interest on such amount from the Closing Date until the date of payment as is found equitable under the circumstances, taking into account all relevant factors.

Costs and Expenses of Valuation Proceedings

Each party to any such valuation proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the Court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the Corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election, if the Court finds that the refusal to accept the Corporation's offer was arbitrary, vexatious or otherwise not in good faith. The Court, may also, in its discretion, apportion or assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the Corporation if the Court finds any of the following: (i) that the fair value of the Common Stock as determined materially exceeds the amount which the Corporation offered to pay; (ii) that no offer or required advance payment was made by the Corporation; (iii) that the Corporation failed to institute the valuation proceeding within the period specified therefor; or (iv) that the action of the Corporation in complying with its obligations was arbitrary, vexatious or otherwise not in good faith.

Other

Courts have held that a New York corporation's board of directors stands in a fiduciary relationship to the corporation and its shareholders and must discharge its duties in good faith and with the diligence and skill which ordinarily prudent persons would exercise in similar circumstances. Section 623 of the BCL provides in substance that the enforcement by a shareholder of his right to receive payment for his shares in the manner provided in Section 623 shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except that such section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain equitable relief on the ground that such corporate action will be or is unlawful or fraudulent as to him. Thus, in addition to the statutory proceeding for the appraisal of a dissenting shareholder's shares pursuant to Section 623, a shareholder may also seek equitable relief based on an allegation of fraud and/or breach of a fiduciary duty. However, in the absence of any primary request for equitable relief, a shareholder's sole remedy is the statutory proceeding for appraisal provided for in Section 623.

Under certain circumstances, it is possible that holders of Common Stock who vote in favor of Proposal 1 may, as a result of so voting, be estopped from challenging Proposal 1 on grounds of fairness at a later time.

PRINCIPAL SECURITY HOLDERS

The following table indicates the beneficial ownership of the Corporation's Common Stock as of May 1, 1997, by (1) each of the directors, (2) each of the executive officers of the Corporation, (3) all directors and executive officers of the Corporation as a group and (4) each person or entity which beneficially owned in excess of five percent of the Common Stock, based upon information supplied by each of the directors, nominees, executive officers and five percent beneficial owners:

Common Stock

Name of Beneficial Owner(a)     Right to       Right to      Total Number   Percent of     Percent of
                              Sole Voting    Shared Voting     of Shares    Common Stock  Voting Power
                              and Investment and Investment  Beneficially   Beneficially  Beneficially
                                 Power           Power          Owned          Owned          Owned

Mark Blundell                  220,665(b)       199,999(c)      420,664         16%           7%
John Brann                     219,332(d)       199,999(c)      419,331         16%           7%
Matthew Fludgate                25,508(e)             0          25,508          1%          (j)
Daniel Gordon                   35,333(f)             0          35,333          1%          (j)
Lancer Holdings                199,999(g)             0         199,999          8%           4%
Midland Associates             619,999(h)             0         619,999         24%          11%
Michael Taylor                  10,000(i)             0          10,000         (j)          (j)
Robert Trump                   350,000(k)       619,999(l)      969,999         34%          69%(o)
All Directors and
Executive
Officers of the
Company as a
group (a total of
5 persons)                      510,838(m)      199,999(n)      710,837         23%          11%


<F1> (a) The shares of Common Stock beneficially owned by each person or by all directors and executive officers as a group, and the shares included in the total number of shares of Common Stock outstanding used to determine the percentage of shares of Common Stock beneficially owned by each person and such group, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

<F2> (b) Consists of (i) 26,667 shares of Common Stock, (ii) 5,333 shares of Common Stock issuable upon exercise of warrants issued in a 1994 private placement of the Corporation's securities (the "1994 Warrants"), (iii) 38,666 shares of
Common Stock issuable upon exercise of options granted under the Corporation's Stock option Plan ("SOP") that are currently exercisable, and (iv) up to 149,999 shares of Common Stock underlying stock options be granted under the Executive Stock Option Plan. .

<F3> (c) Represents the holdings of Lancer Holdings, Inc. of which
Mr. Blundell and Mr. Brann are each 33% owners and directors and officers. Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of warrants held by Lancer (the "MBA Warrants").

<F4> (d) Consists of (i) 26,667 shares of Common Stock, (ii) 4,000 shares of Common Stock issuable upon exercise of 1994
Warrants, (iii) 38,666 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable and (iv) up to 149,999 shares of Common Stock underlying stock options granted under the Executive Stock
Option Plan.

<F5> (e) Consists of (i)  534 shares of Common Stock, (ii)  1,307 shares of Common Stock issuable upon exercise of 1994
Warrants and (iii) 23,667 shares of Common Stock issuable upon the exercise of options granted under the SOP

<F6> (f) Consists of (i) 10,000 shares of Common Stock and 10,000 shares of Common Stock underlying 1993 Warrants issuable upon exercise of Directors' Options granted in 1993 to non-employee directors of the Corporation and (ii) 15,333 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable.

<F7> (g) Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of the MBA warrants held by Lancer Holdings, Inc. Lancer Holdings, Inc. is owned 33% by Mr. Blundell, the Corporation's President,
33% by Mr. Brann, a former officer and director of the Corporation, 33% by Red Giant, a Jersey corporation owned by parties unrelated to the Corporation or any of its principal stockholders and 1% by Mr. Fludgate, the Corporation's Secretary.

<F8> (h) Consists of 439,999 shares of Common Stock and 180,000 shares of Common Stock issuable upon exercise of warrants. These securities were previously owned by Management Technologies, Inc. ("MTI") and transferred to Midland Associates in satisfaction of a loan to MTI by Midland Associates. Midland Associates is owned by Robert S. Trump, Maryanne Trump Barry, Elizabeth Trump Grau, Donald J Trump, Fred C Trump III, and Mary L Trump

<F9> (i) Consists of 10,000 shares of Common Stock issuable upon exercise of options granted under the SOP.

<F10> (j) Less than 1%.

<F11> (k) Consists of (i) 200,000 shares of Common Stock issuable upon exercise of 1994 Warrants (ii) 150,000 shares of Common Stock issuable upon exercise of warrants having an exercise price of $2.00 per share issued by the Corporation in connection with a loan by Mr. Trump that was subsequently canceled as partial consideration for issuance of the Series
C Redeemable Preferred Stock (the "Trump Warrants").

<F12> (l)  Represents the holdings of Midland Associates. Consists of the securities listed in note h above.

<F13> (m) Consists of all of the securities in notes b-f above.

<F14> (n) Consists of the securities in note g above.

<F15> (o) Includes 3,200,000 votes from 800,000 Series C Redeemable
Preferred Stock


The following table indicates the beneficial ownership of the Corporation's Preferred Stock as of May 1, 1997, by (1) each of the directors, (2) each of the executive officers of the Corporation, (3) all directors and executive officers of the Corporation as a group and (4) each person or entity which beneficially owned in excess of five percent of the Preferred Stock, based upon information supplied by each of the directors, nominees, executive officers and five percent beneficial owners:

Series C Redeemable Preferred Stock (a)

Name of Beneficial Owner(a)     Right to       Right to      Total Number   Percent of
                              Sole Voting    Shared Voting     of Shares    Common Stock
                              and Investment and Investment  Beneficially   Beneficially
                                 Power           Power          Owned          Owned

Mark Blundell                     0                0              0             0%
John Brann                        0                0              0             0%
Matthew Fludgate                  0                0              0             0%
Daniel Gordon                     0                0              0             0%
Lancer Holdings                   0                0              0             0%
Midland Associates                0                0              0             0%
Michael Taylor                    0                0              0             0%
Robert Trump                800,000                0        800,000           100%
All Directors and
Executive
Officers of the
Company as a
group (a total of
5 persons)                        0                0              0             0%


<F1> (a) The only preferred stock outstanding as at March 31, 1997 was the Series C Redeemable Preferred Stock. Each Series C
Redeemable Preferred Share has four (4) votes on any matter to be put to a vote of the Corporation's shareholders. The
Series C Redeemable Preferred Shares therefore represent 56% of the votes on any matter to be put to a vote of the Corporation's shareholders.


AVAILABLE INFORMATION

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, including annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional Offices of the Commission: 7 World Trade Center, New York, New York, 10048, and 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. The Commission also maintains a Web site on the World Wide Web that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov. The Corporation's fiscal year ends on March 31 of each year.



CAUTIONARY STATEMENT

This Information Statement contains statements relating to future results of the Corporation (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those described under "Special Considerations." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Corporation does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

COPERNICUS(R) is a registered trademark of New Paradigm Software Corp.


PROPOSAL 1

Adoption of a resolution of the shareholders permitting the sale of the Corporation's
COPERNICUS product which constitutes
substantially all of the assets of the
Corporation

As of May 9, 1997 the Corporation entered into an agreement, attached hereto as Annex C (the "Agreement"), to sell, subject to shareholder approval, the rights to its COPERNICUS product and certain related assets to VIE Systems, Inc., a Delaware corporation ("VIE"), for $2,050,000 in cash and a 5% royalty on future COPERNICUS related sales payable commencing after the first 12 months (Less a credit of $50,000 from such Royalty). The 5% Royalty is subject to termination by VIE upon payment of a lump-sum termination payment (see "The VIE Agreements - Royalty Termination Right")The COPERNICUS product and the related assets represent substantially all of the Corporation's assets. The Corporation, as a New York corporation, is subject to the BCL, including Section 909, which requires the Corporation to obtain shareholder approval by a vote of at least 66 2/3% of all outstanding shares entitled to vote thereon to sell substantially all of its assets.

The Board of Directors believes that this transaction is in the best interest of its shareholders because it (i) enables the Corporation to satisfy its existing liabilities and gives the Corporation significant working capital, (ii) entitles the Corporation to an interest in future COPERNICUS revenues which VIE may generate, and (iii) reduces expenses significantly. Management believes that by securing the right, subject to certain conditions and mutually acceptable financial arrangements, to procure OEM licenses from VIE to embed COPERNICUS into applications that the Corporation may develop or acquire, the Corporation will have a competitive advantage in marketing such products. (See "The VIE Agreements - OEM License") See "Plan of Operation". Accordingly, the Board of Directors recommends that you vote FOR this resolution. Each Shareholder has the right to seek appraisal of his Common Stock in connection with Proposal 1. See "Rights of Dissenting Shareholders".

VIE SYSTEMS, INC.

VIE was incorporated on March 17, 1997 for the purpose of (i) acquiring certain assets, including the COPERNICUS product from New Paradigm Software Corp., and (ii) building a business to market, sell, develop, implement and support COPERNICUS to and for mid- to large-size organizations worldwide. VIE has represented to the Corporation in writing that it will capitalize itself with not less than $4,000,000, $2,050,000 of which will be used to complete Proposal 1, when approved. VIE is not and has never been an affiliate of the Corporation, any member of the Corporation's management, any of the Corporation's principal shareholders, (including Mr. Robert Trump)or related parties. In connection with the negotiation of the Agreement, Mr. John Brann, formerly a director and the Vice President - Technology of the Corporation was asked by the management of the Corporation to consider an offer of employment from VIE which he has now accepted in order to enhance the value of the sale to the Corporation's shareholders. (see "Certain Transactions - Other Transactions")

VOTING AGREEMENTS

As of May 9, 1997, Mr. Robert Trump, Midland Associates, Lancer Holdings, Inc., Mark Blundell, and John Brann, together representing 68.1% of the voting rights of the Corporation eligible to vote at the Shareholders Meeting, executed voting agreements (the "Voting Agreements") agreeing to vote in favor of Proposal 1. Accordingly it is expected that Proposal 1 will be approved.

CIRCUMSTANCES AND BACKGROUND LEADING TO THE PROPOSED
TRANSACTION

The Corporation's management and Board of Directors have actively explored options for preserving shareholder value while overcoming the liquidity problems which the Corporation has experienced. Many potential transactions were pursued and examined. In addition, the Corporation approached many prospective investors in, and potential acquirers of, the COPERNICUS asset. These included many investor groups and large software companies both in the U.S. and overseas. Summarized below are the steps taken by the Corporation in arriving at Proposal 1.

September 1996
By September 1996 it was obvious to management that the Corporation would need to raise significant additional funds in order to proceed with its business plan. The direct sales which had been expected had not materialized and revenues were therefore below the Corporation's expectations. The Corporation decided to reduce costs by eliminating its direct sales force, all of whom were released at that time. The Corporation was at the time negotiating with several parties with a view to establishing U.S. and international distribution via third party channels. Management decided to focus the Corporation's activities on promoting and supporting these third party distributors. In September 1996, the Corporation reached a verbal agreement with International Business Machines Corporation ("IBM") to sign a distribution agreement (the "IBM Agreement") whereby IBM would distribute the Corporation's COPERNICUS product with IBM's MQ Series message-passing middleware.

October 1996
In light of the verbal agreement with IBM, the Corporation attempted to arrange a best efforts private placement with its investment bankers, Josephthal, Lyon and Ross, Incorporated. At this time the Corporation's Common Stock was trading at a daily high of $2.00 or above, reaching a high of $3 1/8 on October 18, 1996. The private placement was intended to raise approximately $3 million and was conditional upon the execution and delivery of the IBM Agreement. The financing was documented and meetings with various other investment banks who were interested in participating in the private placement were held. Although the principal business points of the IBM Agreement had been agreed, it took considerably longer than either the Corporation or IBM expected to complete the legal formalities and the agreement was not finally signed until December 18, 1996.

September - December 1996
During this time, the Corporation's management pursued a number of other alternatives to raising the funding necessary to sustain the Corporation until the sales expected through IBM and the other distributors materialized. It was considered highly unlikely that significant revenues would arise from these sources before the second half of 1997 at the earliest. Discussions were held with a number of companies who expressed an interest in merging with the Corporation. However, none of the proposals which management was able to solicit proved satisfactory (e.g., no immediate injection of funds, extreme dilution to existing shareholders, minimal revenue contribution by the other party). Discussions also took place over a period of several months with a major vendor of middleware about a possible acquisition of the Corporation or the COPERNICUS product, but these were preempted when that vendor acquired another company with a product which was perceived by them to be competitive with COPERNICUS. During this period the Corporation's total assets fell below $2 million, raising concerns about the possible delisting of the Corporation's Stock form the Nasdaq SmallCap market.

December 1996
The Corporation also investigated the possibility of a placement to European investors under Regulation S of the Securities Act of 1933, as amended. A presentation to relevant investors by a representative of the Corporation's management took place in the first week of December 1996, and appeared to generate considerable interest. Nevertheless, during December the Corporation's Common Stock price fell from a high of $2.00 on December 5, 1996 to a low of $1.00 on December 31, 1996. Management believes that a significant factor in the decline of the price of the Corporation's Common Stock was investor concern about the Corporation's liquidity problems and the likelihood of a delisting from the Nasdaq SmallCap market. Under these circumstances, the interest of overseas investors disappeared and the Corporation's investment bankers advised that a private placement with U.S. investors was now impossible. Due to the Corporation's liquidity crisis, all employees not absolutely essential to the maintenance of current business and the relationship with IBM were terminated as of December 31, 1996.

January 1997
In January and February 1997, the Corporation engaged in lengthy discussions with a high-net worth individual with considerable experience in the enterprise software market. The investor carried out certain due diligence on COPERNICUS and an investment of $2 million in exchange for a 51% interest in the Corporation was discussed. As the two parties moved toward documenting the proposed transaction, the investor withdrew, based on the investor's unwillingness to invest in a small and troubled public company.

Loan from Mr. Robert Trump
In order to continue operating, the Corporation solicited a $150,000 loan from Mr. Robert Trump which was received on January 16, 1997. Mr. Trump is an investor, who together with Midland Associates with whom he is affiliated, is the Corporation's largest shareholder. Mr. Trump was approached by management and requested to make the loan on the basis that the negotiations and discussions in progress were likely to lead to a significant investment in the Corporation in the near future. The principal terms of this loan were as follows:

o Advance:              $150,000.
o Term:                 6 months (to expire July 14th, 1997).
o Interest Rate:        Non interest bearing.
o Warrants:             150,000 three-year warrants with an
                        exercise price of $2.00 per share, in lieu of interest.

Other terms:	Warrants exercisable for 180,000 shares of
Common Stock (the "Midland Warrants"), held by Midland
Associates, an affiliate of Mr. Trump, were amended as follows: the expiration date was changed from August 11, 1998 to January 16, 2002 and the strike price reduced from $3.75 to $2.00 per share. See "Certain Transactions".

The loan from Mr. Trump was used to pay certain pressing payables, including arrears of salary to all employees.

February 1997
During late January and early February, 1997 the Corporation reached an advanced stage of negotiating a transaction with another public company whereby the other company would sell to the Corporation a subsidiary with assets in excess of $1.5 million and inject $1 million cash into the Corporation in exchange for 10 million shares of the Common Stock of the Corporation. The effect of this transaction would have been to increase the Corporation's assets to the point where the Corporation would have fulfilled the requirements for continued listing on the Nasdaq SmallCap market. However, during the due diligence process, it was discovered that the resulting combination would have had a significantly greater negative cash flow than had originally been foreseen. There were also some unresolved valuation questions relating to the subsidiary which it was proposed the Corporation would acquire. The parties therefore decided not to proceed with the transaction.

The VIE transaction - preliminary negotiations
In mid-February of 1997, the Corporation began discussion with representatives of the group of investors who eventually formed VIE Systems, Inc. in order to offer to acquire COPERNICUS. The group of investors included the high net worth individual with whom the Corporation had been conducting detailed discussions in January 1997. This investor group (which is referred to hereafter as VIE notwithstanding that VIE Systems, Inc. was not actually formed until some time later) initially offered $1.6 million and a 5% equity stake in VIE in order to acquire COPERNICUS and its related assets. This offer was received in writing on February 20, 1997. In light of other indications which had been received, it seemed that a better price could be obtained, and this offer was therefore declined. However, negotiations continued and the terms of the offer were improved.

March 1997 - Delisting from Nasdaq SmallCap Market
As a result of the above circumstances, the Corporation had not met the $2 million in total assets requirement for continued listing on the Nasdaq SmallCap market since September 1996. Accordingly on March 3, 1997 the Corporation's Common Stock and Redeemable Warrants were delisted from the Nasdaq SmallCap Market on the grounds that the Corporation failed to meet the $2 million in total assets requirement for continued listing. The Common Stock is now trading on the Nasdaq Bulletin Board. "Penny stock" rules now apply to the Corporation's stock. Listing on the Nasdaq Bulletin Board may result in reduced liquidity in trading in the Common Stock. Together these circumstances will likely increase the costs and reduce the likelihood of success in the event that the Corporation seeks to raise further funds through the sale of equity securities.

Series C Redeemable Preferred Stock
On March 13, 1997, Mr. Robert Trump agreed to advance the Corporation a further $50,000 which the Corporation urgently required in order to continue its operations and meet its payroll obligations. Management believed that employee morale was low as a direct consequence of the Corporation being unable to meet its payroll obligations, and that further resignations of staff members would significantly reduce the value of the Corporation's primary asset, COPERNICUS. The Corporation therefore approached Mr. Trump to seek a further advance to cover arrears of payroll while management pursued discussions with Level 8 Systems, Inc., VIE, and other parties to secure the best possible offer for the COPERNICUS assets.

In order to secure further funds at this time when the Corporation was in severe financial difficulties it was agreed that Mr. Trump would receive sufficient votes via the creation of a new class of Preferred Stock in order to be able to maximize the possibility of recovering both the advance of $50,000 and the earlier advance of $150,000. As a result of these negotiations, the earlier $150,000 advance and the March 13, 1997 $50,000 advance were combined into $200,000 to be used to subscribe for 800,000 shares of Series C Redeemable Preferred Stock, $0.01 par value, with the following principal terms:

o Each Series C Redeemable Preferred Share has four (4) votes on any matter to be put to a vote of the Corporation's shareholders.
o The Series C Redeemable Preferred Stock can be redeemed at the Corporation's option at any time upon payment of $200,000.
o The Series C Redeemable Preferred Stock can be redeemed at the holder's option following any investment in the Corporation or a sale of any of the Corporation's assets where the proceeds are $2,000,000 or more.
o The Series C Redeemable Preferred Stock will have preference in the event of any liquidation of the Corporation to the extent of $200,000.

The Corporation therefore intends to redeem the Series C
Redeemable Preferred Stock using $200,000 of the proceeds of the sale in when Proposal 1 is approved.

Management Deliberations Concerning Creation of the
Series C Preferred Stock.
o Management considered the creation of the Series C
Preferred Stock carefully. Among the factors taken into account were the following: At that time, there were no other sources of funds actually offered to the Corporation.
o If further members of staff left the Corporation's employment because of the inability of the Corporation to meet its payroll obligations, management believed that the value of COPERNICUS would decrease as the Corporation would be unable to service either its existing customers or the new prospects being introduced by IBM.
o Management believes that these terms were the best it could secure at that time, and believes that these terms were arrived at through arms-length negotiations with Mr. Trump. (Mr. Trump has been a passive investor, at no time playing any role in board decisions or in the operations of the Corporation.
o The level of four votes per share was required by Mr. Trump in order to give him significant influence with respect to the future direction of the Corporation, including the approval of any potential sale of COPERNICUS, to ensure that the advances were repaid. The issuance of the Series
C Preferred Stock to Mr. Trump increased his proportion of the actual votes on any matter to be put to a vote of the Corporation's shareholders from 18% to 64% (and his beneficial ownership from 34% to 69%).
o Management believes that the Corporation was able to secure firm offers and improved terms from Level 8 and then from VIE as a result of this transaction.
o The board determined that the Corporation was not required to solicit proxies for this issuance as BCL paragraph 502
(c) gives the board the authority to fix the terms of preferred stock where such terms are not fixed in the charter of the Corporation.

Level 8 Systems, Inc.
Throughout the negotiations with VIE, the Corporation continued to aggressively pursue other potentially interested parties. Several of them indicated strong interest, and one, Level 8 Systems Inc. ("Level 8") made a formal offer to the Corporation. In order to move quickly, Level 8 verbally offered to make an immediate advance of $550,000 to the Corporation to enable it to make crucial payments to employees and creditors. After further negotiation, a written offer was made early on March 19, 1997. At this point the Corporation had received a verbal offer from VIE to acquire COPERNICUS and therefore sought a better offer from Level 8. This was not immediately forthcoming, however Level 8 did agree to improve the terms of its offer, to include an immediate cash infusion. The offer accepted by the Corporation was made later on the same day (March 19, 1997) with the following principal terms:

o Advance:              $550,000.
o Term:                 120 days (expiring July 17, 1997).
o Interest Rate:        10% per annum.
o Collateral:           Secured by the COPERNICUS product and
                        related assets.
o Additional Terms:     The Corporation was free to continue to
negotiate with VIE and other third parties. In the event that the Corporation were to sell COPERNICUS on or before the repayment of the loan, a break-up fee would be payable to Level 8 of $100,000. The proposed sale of COPERNICUS to VIE as described herein would represent such a sale, and it is therefore envisaged that the break-up fee will be paid to Level 8 from the proceeds of the sale when Proposal 1 is approved.

The Board of Directors of the Corporation believed that it was imperative to receive a significant cash infusion of some kind since many of the employees were actively seeking other employment, as they had not received salary for some time.
It was considered necessary to retain at least certain key employees in order to protect the value of COPERNICUS. This value would erode swiftly in the event that no staff were available to maintain the existing customers and to support the IBM sales effort. Therefore, despite the risks of not being able to achieve a satisfactory offer for COPERNICUS during the 120 days, the Board decided to proceed with the transaction and preserve the COPERNICUS business as a going concern in order to have the best opportunity to achieve maximum shareholder value from the COPERNICUS asset. Level 8 is not and has never been an affiliate of the Corporation, any member of the Corporation's management, any of its principal shareholders or any related parties. Certain employees of the Corporation at that time were asked by the management to consider offers of employment from Level 8 in order to enhance the value of the sale to the Corporation's shareholders. No employees accepted these offers.

The only other offer which the Corporation had managed to confirm at the time was a verbal offer from an investor to invest $500,000 in the Corporation in exchange for a 70% equity interest in the Corporation. The advantage of this proposed transaction was that it did not impose the same time constraint with respect to negotiating a satisfactory offer as the Level 8 secured loan. The disadvantage was that it would produce substantial dilution to existing shareholders so that an offer for COPERNICUS more than three times as high as the existing proposals would have been required in order to obtain the same value for existing shareholders. In view of the fact that employees had left for more secure employment and that more were likely to do so, the ability of the Corporation to maintain the value of the COPERNICUS asset over a period longer than 120 days was limited, and it was thus decided to proceed with the Level 8 proposal.


The VIE transaction - later negotiations
On March 20, 1997, after being advised of Level 8's serious interest, VIE made a substantially increased offer to the Corporation, with the following principal terms:

o VIE would acquire COPERNICUS and certain related assets for $2 million in cash plus a 10% share in VIE. The parties would immediately enter into a purchase agreement, conditional upon shareholder approval, which would take effect following shareholder approval.
o VIE would immediately advance $400,000 as a secured loan while the Corporation sought shareholder approval for the sale. This would represent a prepayment of the purchase price.
o The Corporation would provide undertakings from the required majority of shareholders to vote in favor of the sale at the shareholders meeting.
o Mr. John Brann, the Corporation's Vice President of
Technology, and Mr. Diran Cholokian, the head of third party sales would enter into employment agreements with VIE.
o The Corporation would use its best efforts to obtain shareholder approval within 60 days of signing the proposed purchase agreement.
o Pending the shareholders meeting, VIE would immediately receive a world-wide non-exclusive license for COPERNICUS together with a perpetual exclusive license in the United
States for the health-care, financial services, food, airline and hotel industries and an assignment of the IBM contract. There would be a 5% royalty under this license payable to the Corporation. Any payments under the license prior to closing the purchase agreement would constitute prepayments under the purchase agreement.
o If for any reason the sale was not approved by shareholders or there was a change of control of the Corporation, or in certain other circumstances defined as "Break-up events", VIE would have received a break-up fee of the greater of $250,000 and 50% of the difference in the value of the cash components of the two competing offers. The issuance of the Series
C Redeemable Preferred Stock preceeded the signing of these agreements and was therefore not subject to them.

While this offer appeared to be the most favorable yet received from the point of view of shareholder value, the Corporation had a number of concerns. Among other points, these included the sweeping nature of the proposed interim license (particularly the perpetual nature of the exclusive license and the fact that it covered all areas where the Corporation had experienced any success in licensing COPERNICUS), the lack of any provision for the Corporation to continue to utilize COPERNICUS in any fashion and the probability of the Corporation's interest in VIE being diluted by the need for further financing.

After further negotiations with VIE it became apparent that there was a willingness on both sides to complete a mutually satisfactory transaction.

The Corporation therefore duly gave notice to Level 8 that it had received a written offer. Level 8 declined to match the terms of the offer and instead made the following offer, which it termed "Final" on March 27, 1997:

Level 8 would acquire COPERNICUS and related assets, the Corporation would receive $700,000 in cash and $300,000 in Level 8 Stock.

In view of Level 8's unwillingness to match the terms of the VIE offer (the Corporation judged the value of Level 8's offer to be significantly lower than that of the VIE offer) and VIE's apparent readiness to negotiate an acceptable proposal, the Corporation entered into a letter agreement to negotiate with VIE on March 31, 1997. This agreement allowed the Corporation to continue to solicit interest in COPERNICUS and investments in the Corporation during the negotiations and if there were to be such a sale or investment there would be a break-up fee payable to VIE of $150,000, unless VIE had previously broken off negotiations.

Through April and the first week of May negotiations with VIE continued on both business points and on the most appropriate legal language until the agreements described in "The VIE
Agreements" were entered into as of May 9, 1997.

Management Deliberations on VIE Offer

Without limitation, among the factors taken into account by the Corporation's board of directors in deciding to accept the offer from VIE were the following:(i) the Corporation had proven unable to raise the funding necessary to continue developing and marketing COPERNICUS, despite aggressively pursuing several different possible methods; (ii) it was anticipated that the Corporation would have insufficient liquid resources to meet its existing and ongoing liabilities;(iii) the Corporation was losing staff at a rapid pace because of its inability to continue to finance its business, which management believed was likely to reduce the value of the assets; (iv) the Corporation had discussed a sale of COPERNICUS widely among potentially interested parties in the middleware and related markets, both in the United States and overseas, and this was the best offer available; (v) the offer allows New Paradigm Shareholders to continue to benefit from any success in sales of COPERNICUS through the Royalty; (vi) management believed that a higher value could be achieved from a sale of the COPERNICUS business as a going concern than in the event the Corporation was forced to cease operations.

The Board of Directors decided that a third party analysis of the fairness of the transaction was not necessary in the circumstances. Without limitation, some of the reasons why this course of action was considered to be appropriate and why management believes this offer to be fair and reasonable are (i) the Corporation had solicited offers from a wide range of potentially interested parties in the industry and related markets, both within the United States and overseas;
(ii) the Corporation had serious competitive interest from different unrelated parties throughout the process; (iii) Level 8, a significant company in the middleware market place with a strong interest in COPERNICUS (as evidenced by the loan advanced to the Corporation) declined to match the terms offered by VIE; and (iv) the Corporation did not have the cash resources to finance such a third-party analysis.

Once it became apparent that VIE required Mr. John Brann to agree to join their management as a condition precedent of any transaction, Mr. Brann declared a conflict of interest to the Corporation's Board of Directors and abstained from all further votes on the matter. From that point on, Mr. Brann abstained, with all the other directors voting unanimously in favor of the decisions to negotiate and then conclude the transaction with VIE. As soon as the decision to accept the VIE offer was made, Mr. Brann resigned from the Corporation's Board of Directors in order to avoid any conflict of interest. Since the incorporation of the Corporation, the Board of Directors has observed a policy that all potential conflicts of interest should be declared to the Board before a vote is taken on any matter.

THE VIE AGREEMENTS

The License Agreement

As of May 9, 1997 the Corporation entered into a license agreement (the "VIE License") to license certain rights to its COPERNICUS product and to assign certain agreements to VIE, which license is to be terminated upon the closing of the sale transaction, but, in accordance with its terms, is intended to survive in the event that the closing does not occur for any reason.. The VIE License gives VIE a five year exclusive right to market COPERNICUS to the financial services, healthcare, food and government industries in the United States and Canada and a perpetual non-exclusive license with respect to all industries throughout the world.. Under the VIE License the Corporation receives a five percent royalty on all license fees received by VIE relating to the COPERNICUS product. The license also permits VIE to produce the product on additional platforms and enhance the product as it sees fit. The source code for the product may not be distributed to another party without the prior written consent of the Corporation. Finally, the Corporation has assigned to VIE certain agreements, including a distribution agreement with IBM. The VIE License will terminate with the closing under the purchase agreement if Proposal 1 is approved by the shareholders and any royalties payable thereunder will be offset against the purchase price payable at the closing. The royalty payable under the VIE License is separate from and unrelated to the Royalty payable pursuant to the terms of the Purchase Agreement.

The Asset Purchase Agreement

The Corporation entered into a purchase agreement (the "Agreement") as of May 9, 1997, with VIE in which the Corporation, subject to shareholder approval, agreed to transfer, convey and assign to VIE all rights in and to its COPERNICUS software, the "New Paradigm Architecture", related intellectual property rights and the business, activities and operations of the Corporation of or related to COPERNICUS, and certain other specified tangible assets of the Corporation (with all such business, activities and operations of or related to the COPERNICUS software and the "New Paradigm Architecture" engaged in by or through the Corporation being referred to herein as the "COPERNICUS Business"). Capitalized items used herein and not otherwise defined shall have the meanings specified in the Agreement. The Agreement is attached hereto as Annex C. Significant provisions of the Agreement include:

Purchased Assets The Corporation agreed to sell and deliver to VIE all of the Corporation's right, title and interest to the hardware and other tangible assets of the Corporation, and all intellectual property and other related assets, of or used in the COPERNICUS Business and existing on the Closing Date, except for certain Excluded Assets. The assets conveyed include, inter alia, trademarks, patents, copyrights, contracts, programs, documentation, customer lists and receivables related to the COPERNICUS Business.

The Agreement provides that the purchased assets do not include any real property owned or leased by the Corporation or those assets referred to in the Bill of Sale as "Excluded Assets" which include all of the assets used solely in, and accounts receivable related exclusively to, the business conducted by the Corporation's two subsidiaries, New Paradigm Commerce, Inc. and New Paradigm Inter-Link, Inc. (collectively, the "Subsidiary COPERNICUS Businesses"), and certain assets used jointly in the Subsidiary COPERNICUS Businesses and the COPERNICUS Business.

Purchase Price The purchase price under the Agreement is payable as follows:

At the Closing, VIE shall pay to or for the benefit of the Corporation One Million Eight Hundred Thousand Dollars ($1,800,000), plus (i) the amount, in excess of $50,000, payable and paid by the Corporation to Level 8 Systems, Inc. in respect of a break-up fee, but in no event more than a total of $50,000, less (ii) any payments made to the Corporation pursuant to the License Agreement (as defined in the Agreement) and less (iii) any Liabilities Adjustment (as defined in the Agreement), by certified check, bank check or wire transfer in immediately available funds (the "Closing Payment").

At the Closing, VIE shall pay to the Escrow Agent under an Escrow Agreement (the "Escrow Agreement"), the sum of Two Hundred Thousand Dollars ($200,000) (the "Escrow Fund"), such amount to be held and dealt with as provided in the Escrow Agreement (the "Escrow Agreement"). The escrow period shall expire on the date six (6) months after the Closing Date, except with respect to claims on the Escrow Fund made prior to such date.

The Royalty The Agreement specifies that beginning from and after the first anniversary of the Closing Date, VIE shall pay to the Corporation a royalty equal to 5% of the Net Revenue of VIE commencing on and after the first anniversary of the Closing Date, determined, calculated and payable as set forth below (the "Royalty").

The Royalty is equal to five percent (5%) of "Net Revenue" of VIE commencing on and after the first anniversary of the Closing Date. For purposes of the Agreement, "Net Revenue" shall be equal to the amount of cash received and retained by VIE from the sale, license and distribution of the computer programs known and/or marketed as "COPERNICUS" software (the "COPERNICUS Programs"), less the sum of (i) any applicable credits, discounts and rebates, including, but not limited to, quantity, dealer, distributor and promotional credits, discounts, adjustments and rebates, and (ii) taxes (such as sales, use or similar taxes) paid or payable by VIE in connection with such sale or license. If VIE refunds or issues a credit memo on a customer's price due to customer dissatisfaction or other valid reason, this negative price shall result in a reduction in Net Revenue and therefore a reduction of the Royalty due to the Corporation. If any COPERNICUS Program is included by VIE in a program or combination of programs, the aggregate functionality of which extends beyond such COPERNICUS Program, and which additional functionality is either (l) distinct from the collective functionality of the COPERNICUS Program, and/or (2) separately available from VIE and/or any person other than VIE (without royalty payable hereunder), then the Net Revenue attributable to the sale, license or distribution of such product shall be proportionately allocated among all significant components of such combination product. From and after the Closing Date, VIE agrees not to materially alter its pricing policies with respect to the sale, license or distribution of the COPERNICUS Programs for purposes of reducing or otherwise negating its obligation to pay the Royalty to the Corporation (for example, by increasing its charges for maintenance fees or consulting services at the expense of license fees so as to reduce the Net Revenue calculation).

The Royalty shall be paid to the Corporation on a quarterly basis, within fifteen (15) days following the close of each calendar quarter commencing with the first calendar quarter following the first anniversary of the Closing Date (each such payment being referred to herein as a "Royalty
Payment").

The Corporation shall be entitled to have the applicable books and records of VIE examined for purposes of showing compliance with the Agreement (an "Audit") by an independent public accountant mutually acceptable to the Corporation and VIE. The fees expenses of the accounting firm shall be borne by the Corporation unless the firm's determination of the Royalty payable in respect of the period that is subject to the Audit exceeds the Royalty calculated as payable by VIE by 5% or more. The Corporation shall not be entitled to conduct an Audit more than once in any calendar year.

Termination of the Royalty Notwithstanding anything to the contrary contained in the Agreement, VIE shall have the right, in its sole and absolute discretion, to cause an immediate termination its obligation to pay any future Royalty to the Corporation, if at any time on or prior to the fourth (4th) anniversary of the Closing Date, VIE provides written notice to the Corporation of its intention to effect its termination right under the royalty portion of the Agreement and pays to or for the benefit of the Corporation, together with such termination notice, a termination payment in an amount equal to the greater of (a) all Royalties previously paid to the Corporation (and/or accrued as payable as of the date of such notice) and (b) $1,000,000 (the "Termination Payment"). The Corporation shall have the obligation to accept such Termination Payment when tendered. Upon tendering of the Termination Payment, VIE's obligation to pay any Royalty accruing from and after the date the Termination Payment is tendered to the Corporation shall immediately cease and be of no further force or effect. By way of example, in the event that as of the intended termination date, VIE had previously paid to the Corporation aggregate Royalties equal to $750,000, VIE would be able to terminate its obligation to pay future Royalties by paying the Corporation a Termination payment equal to $1,000,000.
In the event prior royalties aggregated $1,500,000, the Termination Payment would be equal to $1,500,000

In the event that at any time prior to the fourth (4th) anniversary of the Closing Date, VIE shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations under the royalty section of the Agreement, VIE shall be required to pay to the Corporation, on or prior to the closing of such sale transaction, an amount equal to the Termination Payment.

In the event that at any time following the fourth (4th) anniversary of the Closing Date, VIE shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations under the royalty section of the Agreement, VIE shall be required to pay to the Corporation, on or prior to the closing of such sale transaction, an amount equal to the greater of (i) the Termination Payment and (ii) five percent (5%) of the consideration actually received by VIE for the COPERNICUS Programs in connection with such sale.

Liabilities Undertaking VIE shall, at the Closing, execute and deliver to the Corporation a Liabilities Undertaking (the "Liabilities Undertaking"), the provisions of which shall, effective upon the Closing, be deemed incorporated in the Agreement by reference as if set forth in full in the Agreement. Except as expressly set forth in the Liabilities Undertaking, VIE shall not assume or be responsible for any debts, commitments, obligations or liabilities of the Corporation of any nature whatsoever. Liabilities not assumed by VIE include, inter alia, shareholder liabilities, post-closing obligations, benefit plan obligations, taxes and legal claims arising on or before the Closing Date.

Contemporaneous Actions and Deliveries Contemporaneously with the execution and delivery of the Agreement, the Corporation and/or VIE will take actions and execute and/or deliver agreements, assets and documentation including:

1. The Corporation and VIE will have entered into the License
Agreement.

2. The Corporation will have loaned to VIE until the Closing
(at which time it will be transferred to VIE) the hardware, COPERNICUS Business Materials and other tangible assets necessary to enable VIE to exploit the License.

3. Robert Trump, Mark Blundell, John Brann, Lancer Holdings,
Inc. and Midland Associates will have each entered into the voting agreements with respect to the shares of preferred stock or common stock owned by them (the "Voting
Agreements").

4. John Brann and Diran Cholakian (collectively, the
"Designated Employees") will have each terminated their employment with the Corporation and entered into an Employment Agreement with VIE, respectively (the "Employment
Agreements")

Operation of the COPERNICUS Business (a) Commencing with the date of the Agreement, the Corporation irrevocably appointed VIE as its exclusive agent to operate the COPERNICUS Business on behalf of the Corporation, including, without limitation, the exclusive right to develop, market, license and support the Programs and to service, on a subcontract basis, the IBM Agreement and all of the Assumed Contracts (as defined in the Agreement). Between the date of the Agreement and the Closing (and thereafter if the Closing shall occur), the Corporation shall not incur any obligations, grant any licenses, contract on behalf of or otherwise take part in any of the operations of the COPERNICUS Business without the prior written consent of VIE. In connection therewith, VIE agreed to perform, in accordance with the terms thereof, the unperformed and unfulfilled obligations of the Corporation to perform maintenance and support services from and after the date of the Agreement under the IBM Agreement and the Assumed Contracts, and to assume those contractual liabilities of the Corporation specifically listed by the Corporation (the "Assumed Liabilities"). Except for the Assumed Liabilities (and from and after the Closing Date, those liabilities specifically listed on the Liabilities Undertaking), VIE shall not assume or be responsible for any debts, commitments, obligations or liabilities of the Corporation of any nature whatsoever. VIE also agrees that (i) it will not amend the IBM Agreement or any of the Assumed Contracts until such time as such contract shall have been assigned to VIE, or incur any contractual obligation on behalf of the Corporation without the Corporation's prior written consent if the Corporation would be required to assume, perform or satisfy such obligation in the event that the Closing does not occur, and (ii) it shall commence a reasonable sales effort with respect to the licensing of the COPERNICUS Programs and shall otherwise conduct the COPERNICUS Business in a commercially reasonable manner. Without in any way limiting VIE's rights under the License Agreement, the foregoing authorization shall terminate in the event that the Closing shall not occur within one hundred eighty (180) days from the date of the Agreement.

Subject to the royalty payable under the License Agreement, from and after the date of the Agreement, as its fee for performing the Corporation's obligations under the IBM Agreement and the Assumed Contracts and assuming the Assumed Liabilities, VIE shall be entitled to receive and retain any and all amounts paid and payable from and after the date of the Agreement to the Corporation in respect of the IBM Agreement and the Assumed Contracts, including, without limitation, those payments in respect of accounts receivable and work-in-process in existence on or prior to the date of the Agreement. In the event that any such amounts are received by the Corporation and not promptly paid over to VIE, VIE shall be entitled to deduct all such unpaid amounts from the Closing Payment.

Notwithstanding the foregoing, in the event that Shareholder Authorization (as defined in the Agreement) shall not be obtained and the Closing shall not occur, following the termination of the Agreement, VIE shall return to the Corporation the Loaned Assets (in as-is condition and subject to depletion due to use) and the Corporation shall once again be entitled to operate the COPERNICUS Business, subject only to the License Agreement, with respect to all industries other than the Licensed Industries. It is understood and agreed that the License Agreement (and the provisions of the Agreement incorporated into the License Agreement by reference) shall survive any such termination of the Agreement and VIE shall be entitled to retain all of the rights granted pursuant to the License Agreement.

Capitalization of VIE VIE will capitalize itself with not less than four million dollars ($4,000,000) within seven (7) days of the date of the Agreement, and agreed to maintain not less than two million dollars ($2,000,000) in a liquid investment or money market account until the earlier to occur of (a) the Closing and (b) July 17, 1997. As of May 20, 1997, VIE notified the Corporation that this has taken place.

Deliveries of the Corporation Documents to be delivered to VIE by the Corporation at the closing include, among others:

1. The Bill of Sale, executed by the Corporation;

2. An Assignment of Copyrights, an Assignment of Patents, and an Assignment of Trademarks, in each case in recordable form, each executed by the Corporation (collectively, the "Proprietary Rights Assignments");

3. Possession and control over, (i) the Programs in machine readable Object Code and Source Code for computers, (ii) the Programs' Documentation in machine readable form or in paper or in other electronic medium (including, but not limited to user Documentation, technical Documentation, production materials and marketing materials) in the possession of the Corporation, (iii) a copy (in paper and electronic form) of the Lists, (iv) copies of all agreements, commitments, records and other data relating to the Purchased Assets reasonably necessary for the marketing and licensing of the Programs by VIE, (v) all master artwork in existence on the Closing Date used for current advertising and packaging in suitable form, and (vi) all COPERNICUS Business Materials and other tangible and intangible property constituting part of the Purchased Assets;

4. Instruments of Assignment and Assumption (each a "Contract Assignment" and collectively the "Contract Assignments"), with respect to the Worldwide Vendor Agreement and related agreements between the Corporation and International COPERNICUS Business Machines the Corporation (the "IBM Agreement") and each of the other Contracts as set out by the Corporation (the "Assumed Contracts"), executed by the Corporation as assignor and, if such consent is required by the terms of such Contract, consented to in writing (in form and substance reasonably required by VIE) by each applicable contracting party; and together with the IBM Agreement and each such Contract Assignment, the form of Estoppel Certificate attached to the Contract Assignments, executed by each applicable contracting party;

5. A Confidentiality and Non-Competition Agreement in favor of VIE executed by the Corporation, Mark Blundell and John Brann (collectively, the "Non-Compete Agreements"), provided that John Brann shall only be required to be a party to the Non-Compete in the event that he shall not then be bound by the terms of the Employment Agreement with VIE; and

6. Written confirmation from the Corporation to VIE, in form and substance reasonably acceptable to VIE, that effective upon the Closing, the License Agreement shall terminate and be of no further force and effect.

Deliveries of VIE Deliveries to be made by VIE at the closing include, among others:

1. the Closing Payment to the Corporation;

2. the Escrow Fund to the Escrow Agent;

3. the Escrow Agreement, executed by VIE; and

4. the Liabilities Undertaking, executed by VIE.

Conditions Precedent to VIE's Obligations The obligations of VIE under the Agreement to proceed with the purchase and other transactions contemplated, are, at the option of VIE in its sole discretion, subject to the fulfillment of all of the following conditions, among others, at or prior to the Closing:

1. No action, suit, proceeding or investigation shall have been instituted against VIE or the Corporation and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated;

2. Since the date of the Agreement, there shall not have occurred any material adverse change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of the Corporation or the COPERNICUS Business, or in the value or utilizability of the Purchased Assets to VIE, except for such change caused by VIE in connection with its operation of the COPERNICUS Business following the date of the Agreement (it being acknowledged by VIE that the continued deterioration in the Corporation's working capital position consistent with recent months, absent any other adverse change or occurrence not contemplated by the Agreement, shall not constitute a material adverse change);

3. All consents necessary to the assignment of the IBM Agreement shall have been obtained by the Corporation, and there shall have been delivered to VIE an executed counterpart reasonably satisfactory in form and substance to VIE and its counsel of such consent and IBM shall not have notified the Corporation or VIE of its intent to terminate the IBM Agreement;

4. All consents necessary to the assignment of the Assumed Contracts shall have been obtained by the Corporation, and there shall have been delivered to VIE executed counterparts reasonably satisfactory in form and substance to VIE and its counsel, of all such consents; and

5. The Agreement and each exhibit to the Agreement to which the Corporation is a party shall have been duly authorized, and the consummation of the transactions contemplated and thereby shall have been duly approved, by written consent or affirmative vote of the requisite holders of shares of capital stock of the Corporation entitled to vote thereon, as required by the New York Business the Corporation Law, as amended (the "NYBCL"), the Certificate of Incorporation of the Corporation and all applicable federal and state securities laws ("Shareholder Authorization").

Conditions Precedent to the Corporation's Obligations
The obligations of the Corporation under the Agreement to proceed with the sale and the other transactions contemplated, are, at the option of the Corporation in its sole discretion, subject to the fulfillment of all of the following conditions, among others, at or prior to the
Closing:

1. No action, suit, proceeding or investigation shall have been instituted against VIE or the Corporation and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated;

2. The representations and warranties of VIE contained in the Agreement or any certificates or documents delivered in accordance with the Agreement shall be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time except for changes expressly permitted by the Agreement; and

3. Shareholder Authorization shall have been obtained.

Representations and Warranties of the Corporation
Customary representations and warranties typically found in agreements similar to the Agreement, including, among others:

1. Corporate organizational matters.

2. Requisite corporate power and authority and due execution and delivery of documents.

3.  No conflicts and no consents.

4.  Financial Statements.

5. Except as otherwise indicated the Corporation has conducted its business only in the ordinary course in a manner consistent with past practices. Without limiting the foregoing, since March 31, 1996, the Corporation has not:

a. incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in the ordinary course of business and consistent with its prior practice, none of which liabilities, in any case or in the aggregate, materially and adversely affects the condition (financial or otherwise), prospects or results of operations of the Corporation or the COPERNICUS Business or the Purchased Assets;

b. mortgaged, pledged or subjected to any Lien any of its property, business or assets, tangible or intangible;

c. sold, transferred, leased to others or otherwise disposed of any assets used in or necessary to conduct the COPERNICUS Business, or licensed any of the Programs, or canceled or compromised any material debt or claim, or waived or released any right of substantial value of or relating to the Purchased Assets and/or the COPERNICUS Business;

d. received any notice of actual or threatened termination of any contract, lease or other agreement or other business relationship or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had or could have a materially adverse effect on the condition (financial or otherwise), prospects or results of operations of the Corporation or of or on the COPERNICUS Business or the Purchased Assets;

e. encountered any labor union organizing activity, had any actual or threatened employee strikes, work-stoppages, slow downs or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers or any governmental regulatory authority or self-regulatory authorities;

f. made any capital expenditures or capital additions or betterment in excess of an aggregate of $250,000;

g. transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, trade name, service mark or other Proprietary Rights, or modified any then existing rights with respect thereto of or relating to the Purchased Assets and/or the COPERNICUS Business;

h. instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to the Corporation or any of its assets, properties or rights;

i. suffered any damage, destruction, loss, change, event or condition which, in any case or in the aggregate, has had or may have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of the Corporation or of or on the COPERNICUS Business or the Purchased Assets, including, without limitation, any change in revenues, costs, levels or types of warranty or defective product claims, or relations with employees, landlords, agents, customers or suppliers;

j. entered into any transaction, contract or commitment other than in the ordinary course of business, or paid or agreed to pay any brokerage, finder's fee, or other compensation in connection with, or incurred any severance pay obligations or "break-up" fee obligations by reason of, the Agreement or the transactions contemplated;

k. received any notice from any customer or supplier that it, nor has knowledge that any customer or supplier, intends to cease doing business with the Corporation, which, in any case, has had or could have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of the Corporation or of or on the COPERNICUS Business or the Purchased Assets;

l. made any purchase commitment in excess of the normal, ordinary and usual requirements of the COPERNICUS Business or made any material change in its selling, pricing, advertising or personnel practices inconsistent with the Corporation's prior practice relating to the COPERNICUS Business; or

m. entered into any agreement or made any commitment to take any of the types of actions described in any of subsections
(a) through (l) above.

6.  No Liens on Purchased Assets.

7. Purchased Assets in good operating condition and repair, suitable for the purposes used and adequate and sufficient for the operation of the COPERNICUS Business.

8. The Purchased Assets constitute all of the assets, properties, and rights necessary to conduct the COPERNICUS Business as presently conducted (other than an office, office supplies and telephones). None of the Excluded Assets are assets, properties or rights necessary to conduct the COPERNICUS Business as presently conducted. The Subsidiary COPERNICUS Businesses do not compete or conflict with the COPERNICUS Business.

9. The Corporation has delivered to VIE true and complete copies of each of the Contracts prior to the execution of the Agreement. To the best of the Corporation's knowledge, all of the Contracts are in full force and effect with respect to the Corporation in accordance with their terms and there is no violation or default under the Contracts and to the best of the Corporation's knowledge no event has occurred or circumstance exists which with notice or lapse of time or both would constitute an event of default, or give rise to a right of termination or cancellation, or result in the loss or adverse modification of any right or benefit thereunder. No party to any Contract has given the Corporation written notice of or made a claim with respect to, and the Corporation is not otherwise aware of, any material breach or default under any thereof. To the best of the Corporation's knowledge, the Corporation enjoys peaceful possession and quiet enjoyment of the Purchased Assets, tangible and intangible, held under license; and all such licenses are in good standing, in full force and effect and are valid, binding and enforceable obligations of the Corporation, and to the best of the Corporation's knowledge, of the licensors thereunder. None of the Contracts impose any obligation on the Corporation other than to provide service in the ordinary course. Except as otherwise disclosed to VIE, there have been no oral or written modifications to the terms or provisions of any of the Contracts. No amount payable or reserved under any Contract has been assigned or anticipated and no amount payable under any Contract is in arrears or has been collected in advance and to the best of the Corporation's knowledge, there exists no offset or defense to payment of any amount under a Contract.

10. The Corporation owns or possesses the perpetual and royalty-free licenses and other rights to use all Proprietary Rights used in or necessary to conduct the COPERNICUS Business as it is presently operated, including, without limitation, any necessary to develop, market, license and support the Programs, all of which are in good standing and uncontested and free and clear of any Liens and rights of others of any kind. No Proprietary Rights are owned or licensed or held by any shareholder, director, officer, consultant or employee of the Corporation, or by any entity controlled by or affiliated with the Corporation or by any of such persons, including, without limitation, Management Technologies, Inc., Lancer Holdings, Inc., or Midland Associates, all such Proprietary Rights being owned or licensed by the Corporation itself. Except as otherwise disclosed to VIE, to the best of the Corporation's knowledge, the Corporation is not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, service marks, service names, trade names, patents, patent applications, licenses or trade secrets or other proprietary rights or intellectual property of any other person or entity. No claim, suit, demand, proceeding or investigation is pending, has been asserted or is threatened by or against the Corporation with respect to, based on or alleging infringement of any such rights or the proprietary rights or intellectual property of any third party, or challenging the validity or effectiveness of any license for such rights, and the Corporation knows of no basis for any such claim, suit, demand, proceeding or investigation.

11. The Corporation has the exclusive right to manufacture, develop, publish, market, license and sell the Programs. Except as otherwise disclosed in writing to VIE, no person or entity other than the Corporation may manufacture, develop, publish, market, license or sell all or any part of the Programs without the prior consent of the Corporation (in the Corporation's sole discretion) and the Corporation has not given any such consent and the Corporation owns all right, title and interest in and to the Programs and the exclusive right to apply for copyright and patent protection therefor. To the best of the Corporation's knowledge, no director, officer, employee or independent contract of the Corporation has in his or her personal possession outside the offices of the Corporation, for safekeeping, convenience of work or otherwise, any proprietary material of the Corporation. None of the individuals or entities who have performed services in connection with the development of any of the Programs, as employees or as independent contractors, or any other employee of the Corporation, holds any proprietary or other ownership rights with respect to such Programs and each of such employees and independent contractors has signed an employment contract or confidentiality agreement with the Corporation, which contains a covenant prohibiting the use or disclosure of confidential information and proprietary rights.

12. Except for commercially available off-the-shelf software and software which is otherwise available in the public domain, and except for the software used solely in connection with the Subsidiary COPERNICUS Businesses, the Corporation has disclosed a true and complete list of all software licensed to, owned, developed, or published by the Corporation, including, without limitation, the Programs, as well as a description of any instructions or sequences of instructions, in whatever form embodied, which are included in any of the Programs and which requires the consent (whether subject to royalty or otherwise) of a party other than the Corporation in order for any of the Programs to be sold, transferred, used, licensed, updated, enhanced or modified or integrated with other software by the Corporation, VIE or any other party together with true and correct copies of all contracts between or among the Corporation, on the one hand, and such authors or licensors, on the other hand. There has been no publication or public distribution of any of the Source Code of any of the Programs that would in any way affect the right of the Corporation or VIE to seek copyright protection for such Programs. With respect to the Contracts pertaining to Programs entered into by the Corporation, the Corporation has licensed the Programs and not sold them, thus retaining ownership of the underlying software, and has not granted any exclusive licenses in respect thereof. The Corporation is not aware of any claims actually or purporting to be within the scope of any warranty coverage, express or implied, afforded to licensees of any Programs or of any errors, omissions or failures to perform. There are no bugs in the Programs reasonably detectable with normal use of the Programs except as disclosed by the Corporation in the Disclosure Schedules, all of which can be corrected by VIE without unreasonable effort or expense.

13. The Corporation is not a party to or bound by any oral or written contract or understanding relating to or which might interfere with the full exploitation of any rights or property being transferred to VIE under the Agreement or which restricts its right to enter into the Agreement or to perform in accordance with the Agreement. The Corporation has not entered into any agreements not conveyed in the Agreement to VIE in the Agreement which involves the publication, development, manufacture or marketing of any computer software in substantial competition with any of the Programs; and has not entered into any transactions with respect to any assets, liabilities or business operations referred to or contemplated by the Agreement with any party other than VIE, except in the ordinary course of business. Except as otherwise set forth, no part of any of the Proprietary Rights, including, without limitation, any source code, is subject to or held in escrow or is in any third party's possession.

14. No litigation.

15.  No violations, all requisite licenses.

16.  No illegal gifts or benefits.

17.  Payment of taxes.

18.  ERISA compliance; no labor disputes.

19.  All Receivables constituting any part of the Purchased
Assets have arisen only from bona fide transactions in the ordinary course of business and are collectible in accordance with their terms.

20. No environmental issues or liabilities to the best knowledge of the Corporation.

21.  SEC compliance.

22. The information statement and related materials (collectively, the "Information Statement") to be prepared by the Corporation and used in connection with the Corporation's Special Meeting of Shareholders, relating to the authorization of the Agreement, the sale of the Purchased Assets and other transactions contemplated (the "Special Meeting") will, when prepared by the Corporation and distributed to the shareholders, comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder and will not, at the time of the mailing of the Information Statement to the holders of capital stock of the Corporation (the "Shareholders") or at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, that the Corporation makes no representation with respect to information concerning VIE supplied by VIE to the Corporation for inclusion in the Information Statement. The manner and conduct of the Special Meeting by the Corporation shall comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder.

23. The Corporation listed 5 Persons (within the meaning of Rule 14a-2(b)(2) promulgated under the 1934 Act), specifying the number of shares of common stock or preferred stock of the Corporation owned or believed by the Corporation to be controlled by each such person and the percentage ownership of each such person based on the number of shares entitled to be voted at the Special Meeting. Such persons are the owners of or control the vote of greater than two-thirds of the shares of capital stock of the Corporation entitled to vote at the Special Meeting and also the requisite number of shares of each class and series of capital stock of the Corporation entitled to vote thereat and have duly and validly approved at the Special Meeting the matters covered by the Information Statement, as required by the NYBCL, the Certificate of Incorporation of the Corporation and all applicable federal and state securities laws.

24. Customer list and status.

25.  Solvency.

26. No representation or warranty by the Corporation contained in the Agreement nor any written statement or certificate furnished or to be furnished by or on behalf of the Corporation to VIE in connection with the Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements in the Agreement or therein contained, under the circumstances under which made, not misleading or necessary in order to provide a prospective purchaser of the Purchased Assets with adequate information as to the operations of the Corporation, the COPERNICUS Business and the Purchased Assets and the Corporation has disclosed to VIE in writing all material adverse facts known to it relating to the same. The representations and warranties contained in the Agreement or any document delivered in connection with the Agreement shall not be affected or deemed waived by reason of the fact that VIE and/or any of its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

Representations and Warranties of VIE Customary representations and warranties typically found in agreements similar to the Agreement, including, among others:

1.  Corporate organizational matters.

2. Requisite corporate power and authority and due execution and delivery of documents.

Covenants of the Corporation 1. Without in any way limiting the provisions of the Agreement, during the period from the date of the Agreement to and including the Closing Date, the Corporation shall not take any action which might result in any material change in the operations of the COPERNICUS Business or which might have a materially adverse effect on the value of the Purchased Assets or the COPERNICUS Business other than changes made with the prior written consent of VIE. Without limiting the generality of the foregoing, prior to the Closing, the Corporation will not, without the prior written consent of VIE:

a. dissolve, liquidate, merge or consolidate or sell or otherwise dispose of all or any substantial portion of its assets or obligate itself to do so, unless such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the COPERNICUS Business or the transactions contemplated by the Agreement;

b. sell, transfer, lease or otherwise dispose of any assets or properties of or related to the COPERNICUS
Business, or license any of the Programs;

c. amend, modify, change, alter, terminate, rescind or waive any rights or benefits under any Contract;

d. fail to maintain the Purchased Assets in reasonably good condition, repair and working order, reasonable and ordinary wear and tear excepted;

e. perform, take any action or incur or permit to exist any of the acts, transactions, events or occurrences of a type which would be inconsistent with or render untrue any of the representations or warranties set forth in the Agreement had the same occurred after the Balance
Sheet Date and prior to the date thereof;

f. cancel, compromise or modify or agree to cancel, compromise or modify any Receivable; or

g. cancel any of the current insurance policies or any of the coverage thereunder maintained for the protection of any of the Purchased Assets or the COPERNICUS
Business, or the operation thereof.

2. During the period from the date of the Agreement to the Closing Date, the Corporation shall give VIE prompt written notice of any change in, or any of the information contained in, the representations and warranties made by it in or pursuant to the Agreement or the Disclosure Schedules or of any event or circumstance which if it had occurred on or prior to the date thereof, would cause any of such representations or warranties not to be true or correct.

3. During the period from the date of the Agreement to the Closing Date, VIE and its counsel, accountants and other representatives shall be given, during normal business hours, full access to and copies of all of the books, tax returns, contracts, commitments, records, facilities and properties of the Corporation pertaining to the COPERNICUS Business or constituting any part of the Purchased Assets, work papers of accountants of the Corporation pertaining to the COPERNICUS Business and all personnel of the Corporation, and they shall be furnished with all such documents and information with respect to the affairs of the Corporation pertaining to the COPERNICUS Business as may from time to time reasonably be requested, including without limitation, employee files, employee benefit files, contracts with the current customer and vendor base of the COPERNICUS Business, projections of customer and vendor activities, all computer files, systems and records, leases, and accounts payable and receivable.
The Corporation and its directors, officers and employees shall cooperate fully with VIE's investigation, provided that the Corporation shall not be required to incur any out of pocket costs in connection therewith. VIE will (and will cause its representatives to) maintain the confidentiality of the confidential information it receives from the Corporation, provided that such information may be disclosed (in confidence) to lawyers, accountants, prospective lenders and investors, and other persons or entities involved in the transactions, and that nothing in the Agreement shall prevent disclosure or use of any information as may be required by applicable law or that is at the date of the Agreement or thereafter becomes generally available to and known by the public other than by reason of VIE's breach of its obligations under the confidentiality provision of the Agreement, or is or becomes available to VIE on a non-confidential basis from a source that is not known by VIE to be prohibited from disclosing such information pursuant to a confidentiality agreement with VIE or its representatives. Notwithstanding the foregoing, VIE shall be entitled to utilize all such confidential information in connection with its operation of the COPERNICUS Business from and after the date of the Agreement.

4. The Corporation shall hold confidential all information disclosed to or obtained by it from or concerning VIE or otherwise arising out of its negotiations with VIE or investigations of VIE and such information shall not be used or disclosed except in furtherance of the transactions contemplated in the Agreement or as otherwise required by law.

5. During the period from the date of the Agreement to the Closing Date, the Corporation shall use its best efforts to preserve intact the present goodwill of the Corporation and the relationships of the Corporation with customers, dealers, OEMs, VARs, suppliers, creditors, distributors, consultants, governmental authorities and others having business relations with it and the present business organization and personnel of such the Corporation. The Corporation shall cause to be paid before they become delinquent all taxes, assessments, and governmental charges or levies imposed prior to the Closing Date upon its business or properties and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other similar persons asserted prior to the Closing Date which, if unpaid, might result in the creation of a Lien upon any Purchased Assets or otherwise have an adverse effect on the conduct the COPERNICUS Business.

6. VIE has no obligation to employ any of the Corporation's employees in its business following the date of the Agreement or the Closing Date. Notwithstanding any offer or determination to so employ any employee, VIE shall not be obligated to maintain any employee for any specific length of time and, except as otherwise provided by the Employment Agreements, all such employees shall be employees at will.

The Corporation shall promptly pay all amounts due and payable to, or accrued in respect of, its employees in the nature of wages, commissions, salary, insurance and other benefits (including accrued vacation and sick pay and unearned bonuses), and shall pay all withholding tax and similar obligations in each case with respect to all employees of the Corporation and all periods ending on or prior to the Closing Date, and with respect to the Designated Employees, for all periods ending on or prior to the date of the Agreement.

The Corporation shall be solely responsible for, and shall indemnify and hold harmless VIE from and against, any and all claims and obligations, if any, for severance pay, termination pay and other benefits arising or claimed to arise out of (i) the termination of employment of any employee of the Corporation on or prior to the Closing Date, and with respect to the Designated Employees, on or prior to the date of the Agreement, (ii) the effect of the transactions contemplated by the Agreement on the employment status of any of the employees of the Corporation, including the Designated Employees and any others which may thereafter be employed by VIE, and/or (iii) the termination of employment with VIE within 120 days after the Closing Date of any employee, including the Designated Employees, who prior to the Closing Date (or the date of the Agreement in the case of the Designated Employees) was an employee of the Corporation and thereafter becomes an employee of VIE (in this latter case to the same extent as if any such employee were then still employed by the Corporation, but only with respect to such severance pay, termination pay or other benefits which arise or are claimed to arise out of the employee's employment with the Corporation).

Nothing in this Section or elsewhere in the Agreement, express or implied, shall be construed to confer any rights or remedies on any employee of the Corporation. All liabilities of the Corporation under this Section shall constitute Excluded Liabilities.

7. The Corporation shall prepare the Information Statement as promptly as possible after the date of the Agreement and shall cause the preliminary Information Statement to be filed with the SEC within fourteen (14) days after the date of the Agreement. The Corporation shall submit the proposed Information Statement to VIE and its counsel not less than two days prior to submitting the Information Statement to the SEC or the Shareholders. VIE shall promptly furnish the Corporation with such information concerning VIE as the Corporation shall reasonably request for inclusion in the Information Statement, and the Corporation shall be responsible for all other information included therein. The Corporation shall cause to be distributed to the Shareholders of record as of the record date for the Special Meeting, in accordance with the applicable regulations of the SEC and the applicable provisions of the NYBCL, a copy of the Information Statement filed by the Corporation with and cleared by the SEC. The Corporation shall use commercially reasonable efforts to mail the Information Statement to Shareholders on or before May 16, 1997. If prior to the Closing Date either the Corporation or VIE determines that the Information Statement needs to be amended or supplemented in order to comply with the 1934 Act or the rules and regulations promulgated thereunder or for the Corporation's representations or warranties in the Agreement to be correct, VIE or the Corporation, as the case may be, shall notify the other of such determination and shall deliver to the other such amendment or supplement as such party believes is necessary to comply with the applicable regulations of the SEC and to make such representation and warranty correct.
The Corporation shall consider all such amendments proposed by VIE, and shall cause all such amendments or supplements that the parties reasonably believe are necessary to be mailed to the Shareholders as soon as practicable after such delivery.

The Corporation shall, through its Board of Directors, recommend to the Shareholders the adoption of the Agreement and approval of all matters contemplated by or in furtherance of the Agreement to be acted on at the Special Meeting, and shall use all reasonable efforts to make the actions contemplated by the Special Meeting to be effective on or before June 20, 1997.

8. Between the date of the Agreement and the Closing Date, the Corporation shall deliver to VIE true and correct copies of all information, materials, notices, mailings and other written communications sent by the Corporation to its Shareholders or any class or series thereof contemporaneously with the distribution thereof.

9. The Corporation shall cause to be promptly prepared and delivered to VIE promptly upon completion (but no later than May 31, 1997), income statements and balance sheets of the Corporation for its fiscal quarter ending March 31, 1997 (the "Interim Financial Statements"). The Interim Financial Statements shall be prepared in a manner consistent with the Financial Statements and in accordance with generally accepted accounting principles, but need not be audited. The Interim Financial Statements, when delivered to VIE, shall be deemed "Financial Statements" for purposes of the Agreement and the representations and warranties set forth in the Agreement shall be deemed to apply with equal force and effect as of the date of such delivery and as of the Closing Date to the Interim Financial Statements.

10. The Corporation shall pay all sales tax, transfer tax, intangibles tax, filing fees, recording and registration fees and similar government charges applicable to the transactions contemplated by the Agreement, including, without limitation, all taxes and charges payable, if any, upon the transfer of title to any Purchased Assets. VIE and the Corporation will cooperate to prepare and file with the proper public officials, as and to the extent available and necessary, all appropriate sales tax exemption certificates or similar instruments as may be necessary to avoid the imposition of sales, transfer and similar taxes on the transfer of Purchased Assets pursuant to the Agreement.

11. VIE represents and warrants to the Corporation and the Corporation represents and warrants to VIE, that no person is entitled to any brokerage commissions or finder's fees in connection with the transactions contemplated by the Agreement as a result of any action taken by it or any of its affiliates, officers, directors or employees.

12. The Corporation shall use its best efforts to refer all requests for and forward all orders for products to VIE at such telephone number and address as VIE from time to time informs the Corporation. The Corporation and VIE shall each attempt in good faith to direct or deliver to the other all incoming mail, telephone or other communications or deliveries which are not received by the appropriate party (that is, VIE in the case of matters or materials pertaining to the COPERNICUS Business and the Corporation in the case of all other matters or materials).

Break-Up In addition to, and without limiting any of VIE's rights under or pursuant to the Agreement and the transactions contemplated, subject to and upon the occurrence of a "Break-up Event" (as defined below) on or prior to the expiration of one hundred and eighty (180) days from the date of the Agreement, the Corporation shall pay, in immediately available funds, to VIE, at the offices of its counsel in New York, New York, the "Break-up Fee".

The following shall each be a "Break-up Event":

1. The Corporation (or any successor, assign, trustee or custodian thereof) shall execute or the Board of Directors of the Corporation shall authorize or approve (with or without and whether or not subject to, diligence, financing or other conditions), or publicly announce or confirm an agreement with any group, entity or person other than VIE providing for the acquisition of all or any portion of the Purchased Assets by such other party, whether by merger, purchase of assets or stock, purchase of claims against the Corporation or its estate, plan of reorganization, liquidation or otherwise;

2. A Change of Control of the Corporation shall occur. For purposes of this paragraph, "Change of Control" shall mean:

(a) a stock purchase of any "person" or "entity" (as such terms are used in Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934, as amended) who then owns or by virtue of such purchase becomes the beneficial owner of, directly or indirectly, voting securities of the Corporation or of any of the subsidiaries, or rights or options with respect thereto or securities convertible into or exchangeable for any of same, representing 25% or more of the combined voting power of the then outstanding voting securities of the Corporation or any of its subsidiaries, and such person or entity does not sign a Voting Agreement;

(b) any change in the composition of the Board of Directors of the Corporation in any period which involves a majority of such directors and such new Board of Directors does not approve or otherwise seeks to repudiate the transactions contemplated by the Agreement, or

(c) any proxy, voting trust, or any voting or other agreement by any of the shareholders signing the Agreement, or any management agreement, having the effect of transferring the power or authority (whether or not exercised) to influence control (affirmatively or negatively) over the Corporation, a subsidiary or its operations, where such agreement seek to repudiate or would have the effect of repudiating the transactions contemplated by the Agreement.

Shareholder Authorization shall not be obtained prior to July 17, 1997 (the "Break-up Date"), provided, however, that this section shall not be a "Break-up Event" if (A) Shareholder Authorization is not obtained by such date because the SEC had delayed the release by the Corporation of the Information Statement to its shareholders to a date less than twenty (20) days prior to the Break-up Date, and (B) such Information Statement was filed by the Corporation not later than fourteen (14) days following the date of the Agreement and the Corporation had made diligent efforts to timely respond to all SEC comments given in respect thereof, if any.

The Break-up Fee shall be $250,000; provided, that the obligation of the Corporation to pay such Break-up Fee shall be subject to the satisfaction of the following conditions:

(a) VIE shall not have theretofore exercised any right or stated its intent to terminate or not to perform the Agreement, except as a consequence of the failure of the Corporation to perform its obligations under the Agreement;

(b) the representations and warranties of VIE contained in the Agreement shall have been true and correct in all material respects and VIE shall have performed all of its obligations under the Agreement to the extent required to be performed on or prior to the date of the Break-up Event; and

(c) consummation of the transaction contemplated thereby shall not have been prevented by the failure of any condition to the obligations of the Corporation set forth in the Agreement to have been satisfied as a consequence of any act or omission by VIE.

The obligations of the Corporation to pay the Break-up Fee shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Corporation may have against VIE or any principal thereof, or anyone else. Neither VIE nor any principal thereof shall be required to mitigate its or his damages.
The Break-Up Fee shall not constitute liquidated damages and shall be in addition to, and without limiting any of VIE's rights under or pursuant to the Agreement and the transactions contemplated, and shall be in addition to any other remedies that VIE may have at law, in equity or otherwise.

If a Break-up Event occurs, VIE shall nevertheless continue to enforce its rights under the Agreement and be entitled to make competing bids for any or all of the business the Corporation (and to present the relative merits of bids it may make to parties in interest), but in the event that VIE is the successful bidder, then VIE shall not be entitled to the Break-up Fee.

No Shop From the date of the Agreement until the expiration of the "Restricted Period" described below, (a) the Corporation agrees, directly or indirectly, without VIE's prior written consent, that it shall not and shall not permit any subsidiary to (i) offer or convey, sell or license any of the Purchased Assets or the COPERNICUS Business, (ii) issue, sell or purchase any shares of any class or series of any of the issued and outstanding capital stock of the Corporation or any security convertible into or exchangeable for such stock or any option or warrant with respect to such stock (except options granted under existing stock option plans and shares of the Corporation capital stock issuable upon the exercise or conversion of options, rights, or securities presently outstanding), or (iii) merge or consolidate with another entity, and (b) the Corporation will not solicit, entertain, continue, respond to or encourage inquiries or proposals, or enter into, pursue, or carry on any discussions or negotiations, with respect to any transaction of the type referred to in clause (a) above with any person or entity other than VIE. The Corporation will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted in respect of any such transaction. The Corporation will promptly advise VIE of the identity of any offeror and communicate to VIE the terms of any oral inquiry or proposal which it may receive and deliver to VIE a copy of any such offer in writing. Without limiting the rights of VIE to pursue any remedies, the parties agree that damages are not an adequate remedy for a breach of this Section and that the obligations under the Agreement may be specifically enforced. The "Restricted Period" shall continue until the expiration of the earlier of
(a) one hundred and eighty (180) days after the date of the execution and delivery of the Agreement by all parties and
(b) the Closing. Notwithstanding the foregoing, the Corporation shall be entitled to enter into any of the foregoing transactions, provided that such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the COPERNICUS Business or the transactions contemplated by the Agreement.

OEM License Subject to the terms of the Agreement and the schedules and exhibits of the Agreement, including, without limitation, the Non-Compete Agreement, from and after the Closing, VIE agrees to grant to the Corporation, on a product-by-product basis, an OEM license (an "OEM") to utilize the COPERNICUS programs in a non-competitive software product to be developed or sold by the Corporation (a "Product"), provided that (a) any such OEM shall be on substantially similar terms and conditions as VIE's arrangements with its other OEM's and otherwise on VIE's standard form and (b) VIE shall have the right to refuse to grant to the Corporation an OEM for any reasonable business reason, including, without limitation, any of the following:

1. The proposed Product is not consistent with VIE's business plan or relates to an area or field in which VIE does not wish its products utilized;

2. VIE desires to enter the market with a product similar to the Product;

3. VIE has previously granted, or desires to grant, an OEM to an alternative vendor for a similar product or related field;

4. VIE does not wish to do business with any party affiliated or involved with the Corporation in the development or sale of the Product for any reason whatsoever;

5. The Corporation's financial status is below the standard required by VIE for its VARs, OEMs or distributors, or VIE believes, in its sole discretion, that the Corporation's financial situation at such time not sufficient to provide adequate support for the Product;

6. VIE, in its sole discretion, believes the Product or any potential use thereof to be competitive with any product sold or licensed by VIE or otherwise competitive with VIE's business; or

7. (A) VIE, or any of its subsidiaries, shall become subject to the reporting requirements of the Securities Exchange Act of 1934, (B) VIE shall effect a sale of the assets of or relating to the COPERNICUS programs, (C) any person who is not a shareholder of VIE as of the Closing (or any affiliate of any such shareholder) shall hold 25% or more of the equity of VIE or (D) VIE shall have tendered to the Corporation the Termination Payment.


Obligations to Indemnify VIE assumes and agrees to save, indemnify and hold harmless the Corporation from and against, and shall on demand reimburse the Corporation for:

1. Any and all loss, liability, damage or deficiency suffered or incurred by the Corporation by reason of any misrepresentation or breach of warranty by VIE or nonfulfillment of any covenant or agreement to be performed or complied with by VIE under the Agreement or in any agreement, certificate, document or instrument executed by VIE and delivered to the Corporation pursuant to or in connection with the Agreement; and

2. Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to any of the foregoing, or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this indemnity provision.

The Corporation assumes and agrees to save, indemnify and hold harmless VIE from, against and in respect of, and shall on demand reimburse VIE for:

1. any and all loss, liability, damage or deficiency suffered or incurred by VIE by reason of any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement to be performed or complied with by the Corporation under the Agreement or any agreement, certificate, document or instrument executed by the Corporation and delivered to VIE pursuant to or in connection with the Agreement;

2. any and all loss, liability, damage, cost or expense suffered or incurred by VIE in respect of or in connection with any and all debts, liabilities and obligations of, and any and all violation of laws, rules, regulations, codes or orders by the Corporation, direct or indirect, fixed, contingent, legal, statutory, contractual or otherwise, which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, due or payable, except to the extent specifically assumed by VIE under the terms of the Agreement;

3. any and all loss, liability, damage, cost or expense suffered or incurred by VIE based on or arising out of the infringement or alleged infringement of any of the Programs as they exist on the date of the Agreement of the proprietary rights of any third party (provided that any such claim pursuant to this subparagraph (iii) is made within three years of the date of the Agreement);

4. any and all loss, liability, damage, cost or expense suffered or incurred by VIE based on or arising out of any defective or allegedly defective product or service warranty and/or third party liability claims (whether alleged in contract, tort, strict liability or otherwise), which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, including, without limitation, any products manufactured, assembled, sold or distributed by the Corporation or its predecessors in interest at any time;

5. any and all loss, liability, damage, cost or expense suffered or incurred by VIE based on or arising from (A) the presence of any Hazardous Substance on or about any premises occupied by the Corporation or any hazardous discharge on or prior to the Closing Date, and/or any environmental complaint, and/or the failure to obtain any license or permit required in connection with any Hazardous Substance or hazardous discharge or the retention, disposal, treatment or use thereof, and/or arising out of any noncompliance with any environmental, health or safety law, ordinance, rule or regulation (each, an "Environmental Requirement"), in each case, based on or arising from any act, transaction, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, or noncompliance with any Environmental Requirement, on or prior to the Closing Date, and/or (C) any environmental complaint and/or any demand of any government agency or authority prior to, on or after the Closing Date which is based upon or in any way related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, and/or noncompliance with any Environmental Requirement on or prior to the Closing Date, and including, without limitation and in each such case under this clause (v), the reasonable costs and expenses of all remedial action and clean-up, attorney and consultant fees, investigation, sampling and laboratory fees, court costs and litigation expense and costs arising out of emergency or temporary assistance or action undertaken by or as required by any duly authorized regulatory body in connection with any of the foregoing;

6. any and all taxes, including, without limitation, income, franchise, property, sales, use, added value, employees' income withholding and social security taxes, and all assessments or governmental charges imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by the Corporation in connection with or arising out of the operation of the Corporation's business on or prior to the Closing Date and all interest and penalties thereon;

7. any and all loss, liability, damage, cost or expense suffered or incurred by VIE by reason of any claims of or entitlements to severance pay, termination pay and/or other benefits arising or accruing or claimed to arise or accrue with respect to any employee of the Corporation, whether by reason of or in connection with any of the transactions contemplated by the Agreement or otherwise to the extent based on any employment of such employee by the Corporation; and

8. any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, incident to any of the foregoing or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this indemnity provision.

Specific Performance Therefore, VIE shall have the right specifically to enforce the performance of the Corporation under the Agreement without the necessity of posting any bond or other security, and the Corporation waives the defense in any such suit that VIE has an adequate remedy at law and agree not to interpose any opposition, legal or otherwise, as to the propriety of specific performance as a remedy.

Law To Govern The Agreement shall be construed and enforced in accordance with the internal laws of the State of New
York, without regard to principles of conflict of laws.

The Escrow Agreement

Upon the closing of the Agreement an escrow agreement (the "Escrow Agreement") between the Corporation and VIE appointing Golenbock, Eisman, Assor & Bell as escrow agent (the "Escrow Agent") between the two parties will become effective. Under the Escrow Agreement VIE will deliver, upon closing of the Agreement, $200,000 into a bank account (the "Escrow Account"). VIE is entitled to make a claim against the cash held in the Escrow Account for reasons that include, without limitation, reimbursement for amounts paid to suppliers, vendors, licensees or licensors of the Corporation or related to the Purchased Assets. The Escrow Agent is to withhold funds equal to a reasonable amount under the claim. For a period of 10 days the Escrow Agent will make no payments to VIE unless written permission from the Corporation is given. Following that period the Escrow Agent will disperse funds equal to the claim or, should the Corporation object to the amount or reason of the claim, the parties will, in good faith try to resolve the claim and, failing to do so, the parties agree to binding arbitration or a final judgment of a court of competent jurisdiction.

On the 30th day from the signing of the Escrow Agreement the Escrow Agent will release $100,000 less any claims previously paid out of the Escrow Account. The remainder of the funds, less any claims paid out of the Escrow Account, in the Escrow Account will be released to the Corporation on the 60th day from the signing of the Escrow Agreement

Amendment to Purchase Agreement

On June 27, 1997, the Corporation and VIE amended the Purchase Agreement in connection with the delay in the scheduled closing date and a $63,500 advance (the "Advance") to the Corporation made by VIE (the "Amendment Agreement"). The Amendment Agreement provided, inter alia, that the Advance was allocated as follows: (a) $13,500 of the Advance was deemed to be an advance against royalties payable under the VIE License and (b) $50,000 of the advance was a loan repayable upon the first to occur of the Closing and July 16, 1997 and on the other terms and conditions of the promissory note evidencing such loan (the "Loan"). At the Closing, the full amount of the Advance is to be credited against the Purchase Price and shall therefore reduce the Closing Payment payable by VIE at the Closing by $63,500. As security for the Loan, the Corporation granted to VIE a general security interests in and to all of the assets, tangible and intangible, of the Corporation, whether now owned or existing or hereafter acquired or arising, and wherever located, including, without limitation, all of the Purchased Assets. The Corporation and VIE further agreed that the Purchase Price is to be further reduced (by a reduction in the Closing Payment) by the sum of the following: (i) $50,000 on account of the delay in the Closing (the "Delay Penalty"), (ii) $5,443.86 to reflect the Liabilities Adjustment agreed to among VIE and the Corporation, and (iii) the reasonable legal fees of Buyer resulting from the delay in the Closing, not to exceed $10,000. Notwithstanding the foregoing, in the event that the Closing shall occur on or prior to July 15, 1997, the Delay Penalty shall be deducted from the Royalty payable, if any, rather than the Closing Payment (i.e., VIE shall receive a credit of $50,000 against any Royalty payable pursuant to Schedule 3.2 of the Purchase Agreement).

Additionally, Section 8.4 of the Purchase Agreement was further amended to provide that (a) the expiration of the obligation of the Corporation to pay the Break-up Fee is extended to 180 days from the date of the amendment, (b) the Break-up Date is extended to July 31, 1997, and (c) the Break-up Fee is increased to $350,000. Further, Section 8.5 of the Purchase Agreement was amended to provide that the Restricted Period is extended to the earlier of 180 days from the date of the amendment and the Closing.


ACCOUNTING TREATMENT OF PROPOSAL 1

The Corporation expects to account for Proposal 1 approximately as follows:

                               Debit          Credit

Gain on sale of
assets:                                    $1,433,066
Reduction in
assets held for
sale:                                         616,934 (primarily computer
                                                       hardware)
Cash:                      $2,050,000


FEDERAL TAXATION

The Corporation believes that its net operating loss carried forward is sufficient to offset the anticipated gain in connection with the sale of COPERNICUS and the related assets. For this reason the Corporation believes that there will be no taxes due and payable from the proceeds of the sale.

PLAN OF OPERATION

Internet

When Proposal 1 is approved by the shareholders, the Corporation intends to devote a significantly larger portion of its resources to the development of its Internet business. The Corporation believes that its remaining staff have significant Internet experience. Through its wholly owned subsidiary New Paradigm Inter-Link, Inc. ("NPIL"), which began operations in December 1995, the Corporation provides Internet services to corporations and other organizations. Customers include Novartis and the Association of the Bar of the City of New York. The Corporation intends to develop this business by launching new products and services connected with the Internet. There is no assurance that the Corporation will be able to develop or acquire such products and services or that if it does they will be acceptable to the market.
The Internet is a relatively new and rapidly expanding market. Gartner Group ( a leading industry analyst) estimates that by 2001, 60% of the US workforce will have a justifiable business need for Internet access. By the same date, they estimate that more than 8 million households will access the Internet using ISDN lines (digital telephone lines offered by principal telephone companies suitable for accessing the Internet) and a further 3 million homes will access the Internet using cable modems. World-wide Internet use is currently estimated at 40 million users. With potential access to such numbers, many corporations are seeking to ensure that they have a presence on the Internet. Such a presence is established through a collection of text, graphics and small programs known as a "Web site" maintained on a computer known as a Web server and viewed by users from all over the world who are connected to the Internet through the use of a Web browser such as Netscape Navigator or Microsoft Explorer. The Corporation seeks to assist companies with creating that Internet presence and also to exploit other business opportunities which may arise in servicing the Internet community.

Internet - Website services

NPIL provides organizations with the ability to utilize the Corporation's expertise in creating a Web site. This expertise includes assembling an appropriate team of independent design consultants and, if necessary, programmers; designing the site from both technical and aesthetic perspectives, implementing the design, and then providing Web server hosting services away from a customer's
own internal network to ensure security.   NPIL specializes
in providing custom facilities to enable a customer's presence on the Internet to be constantly evolving and interesting without adding to their existing workload. For example, the site for the Association of the Bar of the City of New York is remotely updated by association staff. A small software program ("applet") created by NPIL staff in Java - the most common computer programming language for the Internet today - allows customers to utilize information in the format in which it was created under existing word processor programs such as Microsoft Word to automatically update their Web site from their own offices. No translations or transitions are required - the customer's staff member simply uses the common "cut and paste" technique utilized within many programs to move the required document into the NPIL applet. A typical site brings in initial revenues of approximately $20,000 - $30,000 on completion with continuing revenues for maintenance and changes throughout the year which are expected to amount to $1,000- $3,000 per annum. The Corporation has created 5 Web sites for customers of this service to date. Revenues in fiscal 1997 were $62,420 from 3 such sites.


Examples of Web sites created by New Paradigm include:

o Novartis - site for its "Program" product:
www.programpet.com
o Association of the Bar of the City of New York:
www.abcny.org
o Nuway Corporation: Corporate Website, site for moistmates product: www.nuwaycorp.com
o Smolin Lupin, accountants: corporate Website:
www.cpasmolinlupin.com
o Novartis - site for its "Sentinel" product:
www.petprotect.com
o New Paradigm: corporate Website: www.newparadigm.com
o Proballfan: NFL football site written by fans:
www.proballfan.com

Website services - marketing and distribution

The Corporation is marketing its services through a mix of direct contact with prospective clients and indirect sales. One member of staff is engaged full time in the direct sales activity which accounts for approximately 50% of the current customer list . Indirect sales, which account for the remaining 50%, are primarily through advertising agencies working on integrated media campaigns who subcontract the Internet portion to NPIL.

 Internet - Other products

The Corporation is also involved in research and development for other products and services which can be effectively launched and marketed through the Internet. The nature of the Internet market is that the time to market from the formation of a concept can be very short. The Corporation is currently working on three projects which it expects to launch during Fiscal 1998. These products have not been announced as this could provide significant commercial advantage to the Corporation's competitors. (The general areas for these three projects are (i) intellectual property;
(ii) the Internet itself and (iii) education.) In each of two of the projects the Corporation is working with a third party that is providing product or market specific information and will be entitled to a share of the revenues or a stake in a joint venture between the Corporation and the third party for their efforts. In neither case has the arrangement yet been finalized. None of these products has been completed and feasibility studies in the likely commercial success of such products will need to be carried out prior to their launch. The Corporation will require additional capital resources to successfully develop and market these and any other products and will consequently seek to conclude additional financing arrangements as soon as possible. Given the uncertainty of the Corporation's financial position until the sale of the COPERNICUS assets has been approved, management considers it unlikely that any such financing arrangements can be concluded prior to the Shareholders Meeting. Following approval of Proposal 1, the Corporation expects to invest an aggregate of approximately $200,000 in the launch of these three products, in addition to the research and development work of the Corporation's staff. There can be no assurance that the Corporation will be able to reach satisfactory agreement with the third parties involved, or that it will be able to complete the research and development work needed to launch the products, or that if they are launched such products will achieve any degree of market success.

Business Combinations

The Corporation also intends to seek acquisitions of or other business combinations with other businesses in related fields. The Corporation will have very limited financial resources to offer to any such prospective partners and unless there is a significant improvement in the Corporation's stock price, will not have attractive stock to offer. The Corporation therefore expects to be essentially opportunistic in seeking business combinations which are available to it. This means the Corporation may entertain proposals from businesses not directly related to its intended area of operations in order to seek the maximum value for shareholders. The Corporation anticipates that any such combination will require additional financing, and therefore the attractiveness of any proposed combination to potential investors will need to be considered.

OEM License

Under the VIE purchase agreement, Subject to VIE's approval, the Corporation will have the right to enter into agreements with VIE on commercially reasonable terms and on a case by case basis, to incorporate COPERNICUS within future products which the Corporation may develop or acquire (an "OEM License"). The Corporation intends to use its position as a public company to purchase other software products in vertical industries and use COPERNICUS, under the OEM License, to give the acquired products a competitive advantage by allowing them greater ease of integration. While the Corporation has been evaluating several opportunities to acquire such software products or the companies producing the products in which to embed COPERNICUS, it is not currently in negotiations with any companies, and cannot be assured of locating companies from which it could acquire such products under favorable terms. The Corporation is not currently developing any software products in which COPERNICUS could be embedded.

SPECIAL CONSIDERATIONS

Shareholders should carefully consider the following factors when deciding whether or not to approve Proposal 1.

Need for Additional Financing; Equity Offerings
Planned

The Corporation will need additional financing prior to March 1998 and thereafter if demand for the Corporation's products is sufficiently great to require expansion at a faster rate than anticipated, or if research and development expenditures or the extent of service and customer support that the Corporation is required to provide are greater than expected or other opportunities arise which require significant investment, or if revenues are significantly lower than expected. Additionally, the Corporation may require significant additional financing to complete any acquisition. If financing is required, such financing may be raised through additional equity offerings, joint ventures or other collaborative relationships, borrowings and other sources. There can be no assurance that additional financing will be available or, if it is available, that it will be available on acceptable terms. If adequate funds are not available to satisfy either short or long-term capital requirements, the Corporation may be required to limit its operations significantly and may be unable to carry out its plan of operation.

The Corporation intends to seek to raise additional capital by the issuance of further equity securities. Preliminary negotiations are currently underway with investment bankers to this end. However, there can be no assurances that any such financing will be available or, if it is available, that it will be available on acceptable terms. If additional funds are raised through the issuance of equity securities, the percentage ownership of the then current shareholders of the Corporation will be reduced and such equity securities may have rights, preferences or privileges senior to those of the holders of the Common Stock. Unless the market price of the Corporation's Common Stock increases significantly over its market price on June 27, 1997 additional issuances of equity security could cause significant dilution to purchasers of Common Stock in the IPO.

New Technology; Uncertain Adoption of the Internet as a Medium of Commerce and Communications

The Corporation at present offers no products and services other than web design and hosting services, from which total revenues in the year ended March 31, 1997 were only $62,420. Therefore the Corporation's success in the future will depend on the development of products and services for use on the Internet.
As is typical in the case of a new and rapidly evolving industry, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty.  The industry is young and has few proven
products.   Moreover, critical issues concerning the
commercial use of the Internet (including security, reliability, cost, ease of use and access, and quality of service) remain unresolved and may impact the growth of Internet use. There can be no assurance that investing and communication over the Internet or private networks will become widespread, or that the Corporation's products for commerce and communication over the Internet or private network will become widely adopted for these purposes. Significant research and development expenditures are likely to be required in connection with the development of the Corporation's Internet business.

Because the market for the Corporation's Internet services is new and evolving, it is difficult to predict the future growth rate, if any, and size of this market. There can be no assurance that the market for the Corporation's services will develop, that the Corporation's services will be adopted, or that individual personal computer users in business or at home will use the Internet or private networks for commerce and communication. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, or if the Corporation's services do not achieve market acceptance, the Corporation's business, operating results and financial condition will be materially adversely affected.

Possibility of Acquisitions

One of the Corporation's strategies to attempt to achieve growth is predicated upon the acquisition of one or more software products or companies producing products into which the Corporation could embed COPERNICUS. The Corporation believes that this strategy would allow the Corporation to provide a competitive advantage to such software products.
The Corporation also intends to seek acquisitions of or other business combinations with other businesses in related fields.
The Corporation will have very limited financial resources to offer to any such prospective partners and unless there is a significant improvement in the Corporation's stock price, will not have attractive stock to offer. The Corporation therefore expects to be essentially opportunistic in seeking business combinations which are available to it. This means the Corporation may entertain proposals from businesses not directly related to its intended area of operations in order to seek the maximum value for shareholders.
There is no current agreement, arrangement or understanding relating to any acquisition. The Corporation receives and expects to continue to receive inquiries as to its interest in acquiring other products and companies and forming other possible business combinations. There can be no assurance that the Corporation will find suitable acquisition candidates or that an acquisition or other business combination can be completed upon terms acceptable to the Corporation. Additionally, the Corporation manticipates that any such combination wil require additional financing, and therefore the attrictiveness of anty proposed combination to potential investors will need to be considered in evaluating possible combinations.
There can be no assurance that financing will be available or, if it is available, that it will be available on acceptable terms. Generally, shareholders of the Corporation do not have the power to vote to approve an acquisition of another company.

Competition

The market for Internet-based services is new, intensely competitive, rapidly evolving and subject to rapid technological change. The Corporation expects competition to persist, intensify and increase in the future. Many of the Corporation's current and potential competitors have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than the Corporation. Such competition could materially adversely affect the Corporation's business, operating results and financial condition. There can be no assurance that the Corporation will be able to compete successfully against current or future competitors or that competitive pressures faced by the Corporation will not materially adversely affect its business, operating results and financial condition.

New Service Development and Technological Change

If the Corporation is unable to develop on a timely basis new services or enhancements, or if such new services or enhancements do not achieve market acceptance, the Corporation's business, operating results and financial condition will be materially adversely affected.

Concentration of Share Ownership

Robert S. Trump owns 800,000 shares of the Corporation's Series C Redeemable Preferred Stock, each of which has the right to vote the equivalent of four shares of Common Stock. Mr. Trump also owns warrants issued in a private placement of the Corporation's securities for which a closing was held in October 1994 (the "1994 Warrants) which are exercisable for 200,000 shares of Common Stock. Midland Associates, a general partnership, owns 439,999 shares of Common Stock (representing approximately 20% of the outstanding shares of Common Stock). Midland Associates also owns warrants (the "Midland Warrants") which are exercisable for an additional 180,000 shares of Common Stock. Assuming exercise of all such warrants, Midland Associates together with Mr. Trump would own 819,999 shares of Common Stock (representing approximately 24% of the outstanding shares of Common Stock), and have the right to vote 4,019,999 shares (representing approximately 71% of the outstanding voting rights of the Corporation.)

By executing Voting Agreements in connection with the proposed transaction, Mr. Robert Trump, Midland Associates, Lancer Holdings, Mark Blundell, and John Brann, together representing 68.1% of the voting rights (not including unexercised warrants and options) of the Corporation eligible to vote at the Special Meeting, have agreed to vote in favor of Proposal 1.

Such shareholders will be able to have significant influence on matters submitted to the Corporation's shareholders. See
"Voting Securities."


Government Regulation and Legal Uncertainties

The Corporation is not currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and there are currently few laws or regulations directly applicable to access to or commerce on the Internet. Due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing and characteristics and quality of products and services. The adoption of any such laws or regulations may decrease the growth of the Internet, which could in turn decrease the demand for the Corporation's products and increase the Corporation's cost of doing business or otherwise have an adverse affect on the Corporation's business, operating results and financial condition. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel and personal privacy is uncertain. Any such export restrictions, new legislation or regulation or unlawful exportation could have a material adverse impact on the Corporation's business, operating results and financial condition.

Management's Broad Discretion in Application of
Proceeds

The net proceeds of the proposed transaction will be applied to debt repayment, redemption of the Corporation's Series C Redeemable Preferred Stock, working capital and other general corporate purposes of the Corporation. Accordingly, the Corporation's management will have broad discretion in the use of proceeds of the proposed sale. In addition, the Corporation may use a portion of the net proceeds for the acquisition of one or more software products or software companies. There is no current agreement, arrangement or understanding relating to any acquisition. Generally, shareholders of the Corporation do not have the power to vote to approve an acquisition of another company. See "Special Considerations -- Possibility of Acquisitions" and "Use of Proceeds."

Dependence on the Internet

Sales of the Corporation's services will depend in large part upon the continued development of infrastructure and related services for providing Internet access and carrying Internet traffic. The Internet relies on this infrastructure, such as a reliable network backbone or timely development of complimentary products, such as high speed modems, to enhance its commercial viability. There can be no assurance that this infrastructure or these products will be developed, or, if developed, that the Internet will become a viable commercial marketplace. If the Internet does not become a viable commercial marketplace, the Corporation's business, operating results and financial condition will be materially adversely affected.

Dependence on Key Personnel

The Corporation's performance is substantially dependent upon the performance of its executive officers and key employees. Given the Corporation's early stage of development in the Internet business, the Corporation is dependent upon its ability to retain and motivate high quality personnel, especially its management and highly skilled development teams. The loss of the services of any of its executive officers or other key employees could have a material adverse affect on the business, operating results and financial condition of the Corporation. The Corporation's future success also depends on its continuing ability to identify, hire, train, and retain other highly qualified technical and managerial personnel. Competition for such personnel is intense, and there can be no assurance that the Corporation will be able to attract, assimilate or retain other highly qualified technical and managerial personnel in the future. The inability to attract and retain the necessary technical and managerial personnel could have a material adverse affect upon the Corporation's business, operating results or financial condition.

Uncertain Protection of Intellectual Property

The Corporation's success and ability to compete is dependent in part upon the development of proprietary technology.
While the Corporation will rely on trademark, trade secret and copyright law to protect its technology, the Corporation believes that factors such as the technological and creative skills of its personnel, new product development, frequent site enhancements, name recognition and reliable site maintenance are more essential to establishing and maintaining a leadership position on the Internet. The Corporation currently has no patents or patent applications pending. There can be no assurance that others will not develop technologies that are similar or superior to the Corporation's technology. The Corporation generally enters into confidentiality or license agreements with its employees, consultants and vendors, and generally controls access to and distribution of its software, documentation and other proprietary information. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use the Corporation's technology without authorization, or to develop similar technology independently. In addition, effective copyright and trade secret protection may be unavailable or limited in certain foreign countries, and the global nature of the Internet makes it virtually impossible to control. Despite the Corporation's efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of the Corporation's site or to obtain and use information that the Corporation regards as proprietary. Policing unauthorized use of the Corporation's products is difficult. There can be no assurance that the steps taken by the Corporation will prevent misappropriation of its technology or that such agreements will be enforceable. In addition, litigation may be necessary in the future to enforce the Corporation's intellectual proprietary rights, to protect the Corporation's trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Such litigation could result in substantial costs and diversion of resources and could have a material adverse affect on the Corporation's business, operating results and financial condition.

Potential Interest of Officer and Director in Proposal
1

The employment agreement between the Corporation and Mr. Blundell, its President and Chief Executive Officer, includes a termination clause which provides that in the event that the Corporation terminates the contract other than for cause, or in the event of a change of control or a sale of substantially all the assets of the Corporation, Mr Blundell is entitled to receive a payment equivalent to two year's benefits under the contract. The consummation of the transactions contemplated by Proposal 1 would constitute such a sale of substantially all the assets of the Corporation. See Annex B page 27.

Failure to Adopt Proposal 1

In the event that Proposal 1 is not adopted by the shareholders, the Corporation will have insufficient liquid resources to meet its liabilities, and in the event that further investment in the Corporation is not available, would be unable to continue operations. Level 8 Systems, Inc. has been granted a lien on the COPERNICUS product and related assets and VIE has been granted a lien on all of the tangible and intangible assets of the Corporation, including the COPERNICUS product and related assets. Should the Corporation's Board of Directors decide that a reorganization or a petition for bankruptcy is necessary, it is unlikely that shareholders would receive any return on their investment in the Corporation. In addition, VIE will be entitled to be paid a break-up fee in the amount of $350,000 and the VIE License would survive in accordance with its terms.

                DESCRIPTION OF BUSINESS

See Annex B, page 4.

                DESCRIPTION OF PROPERTY

See Annex B, page 15.

                LEGAL PROCEEDINGS

See Annex B, page 15.

                FINANCIAL STATEMENTS

See Annex B, page 36.

          UNAUDITED PRO FORMA FINANCIAL DATA

The unaudited pro forma financial data of the Corporation presented below for, and as of the end of, the fiscal years ended March 31, 1996 and 1997 have been derived from the financial statements of the Corporation, which have been audited by BDO Seidman LLP, independent certified public accountants. The Corporation was incorporated in July 1993 and commenced operations in November 1993. The data set forth below should be read in conjunction with the Corporation's financial statements and related notes thereto included elsewhere herein. The Corporation has entered into agreements to sell two of its major businesses - COPERNICUS and the EDI business. As a result the statements of operations for the fiscal year ended March 31, 1997 and the Balance Sheet as at March 31, 1997 have been prepared to reflect continuing operations..

                        Statement of Operations Data

                                Year Ended       Pro forma adjustments   Pro forma
                                March 31, 1997    Debit (1)  Credit (1)  as adjusted
                                ----------------------------------------------------
Revenues                        $    69,976     $      -       $      -      $69,976
Expenses                          1,627,163            -              -    1,627,163
                                ----------------------------------------------------
Loss from operations             (1,562,187)           -              -   (1,562,187)

Other income (expense)               25,099       20,000              -        5,099
                                ----------------------------------------------------
Loss from continuing operations  (1,537,088)      20,000              -   (1,557,088)

Loss from discontinued
operations                       (1,438,319)           -      1,438,319            -
                                ----------------------------------------------------
Net Loss                        $(2,975,407)      20,000      1,438,319   (1,577,088)
                                ----------------------------------------------------
Net Loss per common share
from continuing operations           $(0.63)           -              -       $(0.64)
Net Loss per common share
from discontinued operations          (0.58)           -              -            -
                                ----------------------------------------------------
Net Loss per common share (1)        $(1.21)           -              -       $(0.64)
Weighted average common
shares outstanding (1)            2,449,428            -              -    2,449,428


<F1> (1) The pro forma Statements of Operations Data for the year ended March 31, 1997 have been adjusted to show the transactions set out below as if they had taken place with effect from April 1, 1996


Balance Sheet Data

                                March 31,      Pro forma adjustment   Pro forma as
                                 1997            Debit (2)  Credit (2)   adjusted
                                ----------------------------------------------------
Total current assets              411,267     2,050,000      870,000    1,591,267
Note receivable                         -       300,000            -      300,000
Assets held for sale              691,491             -      691,491            -
Total current liabilities       1,427,817       550,000            -      877,817
Total assets                   $1,357,703     2,350,000    1,561,491    2,146,212
Total current liabilities       1,427,817       550,000            -      877,817
Redeemable Preferred Stock        200,000       200,000            -            -
Deficit                        (9,109,599)      120,000    1,658,509   (9,129,599)
Total shareholders equity
(capital deficit)               $(270,114)   $1,658,509     $120,000   $1,268,395


<F1> (2)  The pro forma Balance Sheet as at March 31, 1997 has have been adjusted to show the transactions set out below as if they had taken place on March 31, 1997



Pro forma adjustments:

o The sale of the EDI business to CIS for a note with a face value of $350,000 and a present value of $300,000. Assets held for sale are reduced by $74,557 and a gain on the sale of assets of $225,443 is recorded as a consequence of this transaction
o The sale of COPERNICUS and related assets as set out in Proposal 1. An increase in cash of $2,050,000, a reduction in assets held for sale of $616,934 and a gain on the sale of assets of $1,433,066 are recorded as a consequence of this transaction
o The intended redemption of the Series C Redeemable
Preferred Stock for $200,000 gives rise to a reduction in cash of $200,000 and a reduction in the Series C Redeemable
Preferred Share liability of $200,000
o The intended repayment of the loan from Level 8 Systems, Inc., gives rise to a reduction in cash of $670,000, a reduction in note payable of $550,000, a charge to reorganization costs of $100,000 and an interest charge of $20,000.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF
        FINANCIAL CONDITION AND RESULTS OF OPERATIONS

See Annex B, page 16.

        DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                AND FINANCIAL DISCLOSURE

Not applicable.

                        USE OF PROCEEDS

The Corporation expects to use the proceeds from the sale of COPERNICUS and related assets as follows:

                                        Estimated       Estimated
                                         Amount       Percentage of
                                                       Net Proceeds
                                        ----------------------------
Redemption of Series C Redeemable
Preferred Stock(1)                      $ 200,000                9
Repayment of Level 8 Secured Loan(2)      670,000               33
Termination and bonus payments(3)         100,000                5
Immediate payments of accounts payable    200,000                9
Repayment of June 27, advance from VIE     63,500                3
                                        ----------------------------
Working Capital                           836,500               41
                                        ----------------------------
                                       $2,050,000              100%
Notes:
1. Exactly $200,000 of the proceeds will be used to redeem
the 800,000 shares of Series C Preferred Stock.
2. Approximately $670,000 of the proceeds will be used to
repay the principal, breakup fee ($100,000) and interest
(approximately $20,000 as of June 30) on the Level 8 Systems,
Inc. secured loan. See "Certain Transactions".
3.  Mr. Brann and Mr. Cholokian,  former employees of the
Corporation who will join VIE under the terms of the
Agreement will receive termination or bonus payments and Mr.
Caltabiano - former Senior Vice President Sales and Marketing will receive a payment under a termination agreement.  In
total these are expected to amount to $100,000.  Mr. John
Brann has agreed to lend $30,000 of his termination payment
to the Corporation.  See "Certain Transactions".
4.  In the event that feasibility studies prove successful,
the Corporation may use up to a maximum aggregate amount of
$200,000 to invest in new projects (see "Plan of Operations -
Internet - Other Products").

The Corporation may use a portion of the net proceeds for the acquisition of one or more software products into which COPERNICUS could be incorporated under its OEM License or software companies into whose products COPERNICUS could be incorporated. There is no current agreement, arrangement or understanding relating to any acquisition. The Corporation receives and expects to continue to receive inquiries as to its interest in acquiring other products and companies and forming other possible business combinations. There can be no assurance that the Corporation will find suitable acquisition candidates or that an acquisition or other business combination can be completed upon terms acceptable to the Corporation. Additionally, the Corporation is likely to require additional financing to complete any acquisition. See
"Plan of Operation".

The Corporation intends to invest the net proceeds of the COPERNICUS sale, in short-term investment grade interest-bearing investments until they are utilized.

CERTAIN TRANSACTIONS

General

The following is a discussion of certain transactions entered into by the Corporation with officers, directors, securityholders and affiliates thereof. The Corporation believes that the terms of these transactions were no less favorable to the Corporation than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions.

Voting Agreements

Voting Agreements - As of May 9, 1997, Mark Blundell, the
Chief Executive Officer and a Director of the Corporation,
John Brann, a former Officer and Director of the Corporation, Mr. Robert Trump and Midland Associates, beneficial owners of more than 5% of a class of equity securities the Corporation, and Lancer Holdings, Inc., a company controlled by Mr.
Blundell and Mr. Brann, have entered into voting agreements with VIE. These Voting Agreements were required by VIE as a condition of VIE's entering into the Purchase Agreement.
Under the Voting Agreements the above named parties, who together account for 68.1% of the voting rights entitled to vote at the Shareholders Meeting, have agreed to vote in favor of Proposal 1.

Other Transactions

Loan from Robert Trump-Series C Redeemable Preferred Shares -
On January 15, 1997 Mr. Robert Trump, then an 18% Shareholder in the Corporation, loaned the Corporation $150,000 in exchange for a six-month non-interest bearing note, and a change in the Midland Warrants. On March 15, 1997 Mr. Trump advanced the Corporation an additional $50,000 and surrendered the note which he held in return for 800,000
Series C Redeemable Preferred Shares which carry four votes per share. As of May 9, 1997, Mr Trump entered into a Voting
Agreement with VIE which will result in the 3,200,000 votes of the Series C Redeemable Preferred Stock being cast in favor of Proposal 1. Mr Trump is not now, and never has been, affiliated with or related to any of the principals of VIE or Level 8..

Secured Loan from Level 8 - On March 20, 1997 Level 8
Systems, Inc. loaned the Corporation $550,000, secured by a lien on COPERNICUS and related assets. This loan has a maturity date of July 17, 1997. Level 8 had certain rights to acquire COPERNICUS, invest in the Corporation and a right of first refusal on any other offers for COPERNICUS. These rights have all now expired.

Secured Loan from VIE -  On June 27, 1997 VIE loaned the
Corporation $50,000 secured by a security interest in all of the Corporation's assets. (See "The VIE Agreements -
Amendment to Purchase Agreement")

Termination Agreement - On May 13, 1997 the Corporation entered into an agreement with John Brann, the former
Secretary and Vice President of the Corporation, to terminate his employment with the Corporation (the "Termination
Agreement") pursuant to an employment agreement dated June
14, 1993, as amended. Termination of Mr. Brann's employment is a condition under the purchase agreement with VIE. As consideration for the termination under the Termination
Agreement the Corporation agreed to pay Mr. Brann a total of $50,000 on the earlier of (i) the closing of the purchase agreement between the Corporation and VIE, or (ii) Mr. Brann entering into employment with VIE.

The Corporation will receive a $30,000 loan from Mr. Brann to be repaid under the following terms (a) 50% of all royalties due to the Corporation under the purchase agreement with VIE up to a total of $40,000, or (b) full payment of the principal of the loan at any time including interest at 8% per annum.

The Corporation has been verbally informed by VIE that it intends to employ Mr. Brann. The Corporation has also been informed that Mr. Brann will be granted certain stock options in VIE in connection with such employment.

Market for the Common Stock and Redeemable Warrants

The following table sets forth, for the periods indicated, the high and low sale prices for the Common Stock and Redeemable Warrants as reported by the NASDAQ SmallCap Market through March 3, 1997 and afterwards as reported on the Nasdaq Bulletin Board:


                           Common Stock             Redeemable Warrants

1996 Fiscal Quarters     High      Low                High   Low
Second Quarter
(Commencing August
11, 1995)(1)            $7.50      $5.00            $2.00   $0.75
Third Quarter            6.50       4.50             1.625   0.75
Fourth Quarter           6.125      4.75             1.625   1.125

1997 Fiscal Quarter
First Quarter            6.00       1.875            1.375   0.375
Second Quarter           3.00       1.125            0.875   0.25
Third Quarter            3.125      1.00             0.75    0.25
Fourth Quarter           1.813      0.50             0.25    0.063

1998 Fiscal Quarter
First Quarter            0.50       0.15             0.01    0.01


<F1> (1) The initial public offering of the Common Stock and
Redeemable Warrants commenced on August 11, 1995. The initial public offering prices of the Common Stock and Redeemable
Warrants were $6.50 per share and $.10 per Redeemable
Warrant.

The foregoing sales prices and quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission. The foregoing quotations may not represent actual transactions.

                               Annex A

        New York Business Corporation Law - Section 623

Section 623. Procedure to enforce shareholder's rights to receive payment for shares.

 (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

(f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates [fig 1] for any such shares represented by certificates.

(h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

   (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

   (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

   (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

   (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

   (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

   (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

   (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

   (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates [fig 1] for any such shares represented by certificates.

(i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be canceled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

   (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

   (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

   (3) The dissenting shareholder shall exercise such option under subparagraph
(1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.(l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

                                      Annex B

TABLE OF CONTENTS

PART I
     ITEM                                          PAGE
       1.  Description of Business                   4
       2.  Description of Property                   15
       3.  Legal Proceedings                         15
       4.  Submission of Matters to a Vote of        15
           Security Holders

PART II
       5.  Market for Registrant's Common            16
           Equity and Related Stockholder
           Matters
       6.  Management's Discussion and               16
           Analysis of Financial Condition and
           Results of Operations
       7.  Financial Statements                      22
       8.  Changes in and Disagreements with         22
           Accountants On Accounting and
           Financial Disclosure

PART III
       9. Directors, Executive Officers,             23
          Promoters and Control Persons;
          Compliance with Section 16(a) of
          the Exchange Act
       10.Executive Compensation                     24
       11.Security Ownership of Certain              28
          Beneficial Owners and Management
       12.Certain Relationships and Related          31
          Transactions

PART IV
       13.Exhibits and Reports on Form 8-K           34



PART I

Item 1.  Description of Business

General

New Paradigm intends to devote its efforts in future to the development of its Internet business (see "Description of Business - Internet"). However throughout the period which is covered by this report, the Company was primarily focused on its COPERNICUS(R) business which it has agreed to sell, subject to shareholder approval, and its EDI business, which has already been sold. (See "Description of Business - General - COPERNICUS" and "Description of Business - General
- EDI").

General - Sale of COPERNICUS - Circumstances and
Background

The intended sale of Copernicus and the New Paradigm Architecture is the most significant recent development for the Company. The Company's management and Board of Directors have actively explored options for preserving shareholder value while overcoming the liquidity problems which the Company has experienced. Many potential transactions were pursued and examined. In addition, the Company approached many prospective investors in, and potential acquirers of, the COPERNICUS asset. These included many investor groups and large software companies both in the U.S. and overseas. Summarized below are the steps taken by the Company in arriving at the decision to seek to sell COPERNICUS.

September 1996
By September 1996 it was obvious to management that the Company would need to raise significant additional funds in order to proceed with its business plan. The direct sales which had been expected had not materialized and revenues were therefore below the Company's expectations. The Company decided to reduce costs by eliminating its direct sales force, all of whom were released at that time. The Company was at the time negotiating with several parties with a view to establishing U.S. and international distribution via third party channels. Management decided to focus the Company's activities on promoting and supporting these third party distributors. In September 1996, the Company reached a verbal agreement with International Business Machines Corporation ("IBM") to sign a distribution agreement (the "IBM Agreement") whereby IBM would distribute the Company's COPERNICUS product with IBM's MQ Series message-passing middleware.

October 1996
In light of the verbal agreement with IBM, the Company attempted to arrange a best efforts private placement with its investment bankers, Josephthal, Lyon and Ross Incorporated. At this time the Company's Common stock was trading at a daily high of $2.00 or above, reaching a high of $3 1/8 on October 18, 1996. The private placement was intended to raise approximately $3 million and was conditional upon the actual signing of the IBM Agreement.
The financing was documented and meetings with various other investment banks who were interested in participating in the private placement were held. Although the principal business points of the IBM Agreement had been agreed, it took considerably longer than either the Company or IBM expected to complete the legal formalities and the agreement was not finally signed until December 18, 1996.

September - December 1996
During this time, the Company's management pursued a number of other alternatives to raising the funding necessary to sustain the Company until the sales expected through IBM and the other distributors materialized. It was considered highly unlikely that significant revenues would arise from these sources before the second half of 1997 at the earliest. Discussions were held with a number of companies who expressed an interest in merging with the Company. However, none of the proposals which management was able to solicit proved satisfactory (e.g., no immediate injection of funds, extreme dilution to existing shareholders, minimal revenue contribution by the other party). Discussions also took place over a period of several months with a major vendor of middleware about a possible acquisition of the Company or the COPERNICUS product, but these were preempted when that vendor acquired another company with a product which was perceived by them to be competitive with COPERNICUS. During this period the Company's total assets fell below $2 million, raising concerns about the possible delisting of the Company's Stock form the Nasdaq SmallCap market.

December 1996
The Company also investigated the possibility of a placement to European investors under Regulation S of the Securities Act. A presentation to relevant investors by a representative of the Company's management took place in the first week of December 1996, and appeared to generate considerable interest. Nevertheless, during December the Company's Common Stock price fell from a high of $2.00 on December 5, 1996 to a low of $1.00 on December 31, 1996. Management believes that a significant factor in the decline of the price of the Company's Common Stock was investor concern about the Company's liquidity problems and the likelihood of a delisting from the Nasdaq SmallCap market. Under these circumstances, the interest of overseas investors disappeared and the Company's investment bankers advised that a private placement with U.S. investors was now impossible. Due to the Company's liquidity crisis, all employees not absolutely essential to the maintenance of current business and the relationship with IBM were terminated as of December 31, 1996.

January 1997
In January and February 1997, the Company engaged in lengthy discussions with a high-net worth individual with considerable experience in the enterprise software market. The investor carried out certain due diligence on COPERNICUS and an investment of $2 million in exchange for a 51% interest in the Company was discussed. As the two parties moved toward documenting the proposed transaction, the investor withdrew, based on the investor's unwillingness to invest in a small and troubled public company.

Loan from Mr. Robert Trump
In order to continue operating, the Company solicited a $150,000 loan from Mr. Robert Trump which was received on January 16, 1997. Mr. Trump is an investor, who together with Midland Associates with whom he is affiliated, is the Company's largest shareholder. Mr. Trump was approached by management and requested to make the loan on the basis that the negotiations and discussions in progress were likely to lead to a significant investment in the Company in the near future. The principal terms of this loan were as follows:

o Advance:              $150,000.
o Term:         6 months (to expire July 14th, 1997).
o Interest Rate:        To be paid in warrants, see below.
o Warrants:             150,000 three-year warrants with an
exercise price of $2.00 per share, in lieu of interest.
		Other terms:	The 180,000 Midland Warrants, held
by Midland Associates, an affiliate of Mr. Trump, were amended as follows: The expiration date was changed from August 11, 1998 to January 16, 2002 and the exercise price reduced from $3.75 to $2.00 per share. See "Certain
Transactions".

The Loan was used to pay certain pressing payables, including arrears of salary to all employees.

February 1997
During late January and early February 1997 the Company reached an advanced stage of negotiating a transaction with another public company whereby the other company would sell to the Company a subsidiary with assets in excess of $1.5 million and inject $1 million cash into the Company in exchange for 10 million shares of the common stock of the Company. The effect of this transaction would have been to increase the Company's assets to the point where the Company would have fulfilled the requirements for continued listing on the Nasdaq SmallCap market. However, during the due diligence process, it was discovered that the resulting combination would have had a significantly greater negative cash flow than had originally been foreseen. There were also some unresolved valuation questions relating to the subsidiary which it was proposed the Company would acquire. The parties therefore decided not to proceed with the transaction.

The VIE transaction - preliminary negotiations
In mid-February of 1997, the Company began discussion with representatives of the group of investors who eventually formed VIE Systems, Inc. in order to offer to acquire COPERNICUS. The group of investors included the high net worth individual with whom the Company had been conducting detailed discussions in January 1997. This investor group (which is referred to hereafter as VIE notwithstanding that VIE Systems, Inc. was not actually formed until some time later) initially offered $1.6 million and a 5% equity stake in VIE in order to acquire COPERNICUS and its related assets. This offer was received in writing on February 20, 1997. In light of other indications which had been received, it seemed that a better price could be obtained, and this offer was therefore declined. However, negotiations continued and the terms of the offer were improved.

March 1997 - Delisting from Nasdaq SmallCap Market
As a result of the above circumstances, the Company had not met the $2 million in total assets requirement for continued listing on the Nasdaq SmallCap market since September 1996. Accordingly on March 3, 1997 the Company's Common Stock and Redeemable Warrants were delisted from the Nasdaq SmallCap market. on the grounds that the Company failed to meet the $2 million in total assets requirement for continued listing. The Common Stock is now trading on the Nasdaq Bulletin Board. "Penny stock" rules now apply to the Company's stock. Listing on the Nasdaq Bulletin Board may result in reduced liquidity in trading in the Common Stock. Together these circumstances will likely increase the costs and reduce the likelihood of success in the event that the Company seeks to raise further funds through the sale of equity securities.

Series C Redeemable Preferred Stock
On March 13, 1997, Mr. Robert Trump agreed to advance the Company a further $50,000 which the Company urgently required in order to continue its operations and meet its payroll obligations. Management believed that employee morale was low as a direct consequence of the Company being unable to meet its payroll obligations, and that further resignations of staff members would significantly reduce the value of the Company's primary asset, COPERNICUS. The Company therefore approached Mr. Trump to seek a further advance to cover arrears of payroll while management pursued discussions with Level 8 Systems, Inc., VIE, and other parties to secure the best possible offer for the COPERNICUS assets.

In order to secure further funds at this time when the Company was in severe financial difficulties it was agreed that Mr. Trump would receive sufficient votes via the creation of a new class of Preferred Stock in order to be able to maximize the possibility of recovering both this advance and the earlier advance of $150,000. As a result of these negotiations the earlier $150,000 advance and the March 13, 1997 $50,000 advance were combined into $200,000 to be used to subscribe for 800,000 shares of Series C Redeemable Preferred Stock, $0.01 par value, with the following principal terms:

o Each Series C Redeemable Preferred Share has four (4) votes on any matter to be put to a vote of the Company's shareholders.
o The Series C Redeemable Preferred Stock can be redeemed at the Company's option at any time upon payment of $200,000.
o The Series C Redeemable Preferred Stock can be redeemed at the holder's option following any investment in the Company or a sale of any of the Company's assets where the proceeds are $2,000,000 or more.
o The Series C Redeemable Preferred Stock will have preference in the event of any liquidation of the Company to the extent of $200,000.

The Company therefore intends to redeem the Series C
Redeemable Preferred Stock using $200,000 of the proceeds of the sale in when the sale of COPERNICUS is approved.

Management Deliberations Concerning Creation of the
Series C Preferred Stock.
Management considered the creation of the Series C Preferred
Stock carefully. Among the factors taken into account were the following:

o At that time, there were no other sources of funds actually offered to the Company.
o If further members of staff left the Company's employment because of the inability of the Company to meet its payroll obligations, management believed that the value of COPERNICUS would decrease as the Company would be unable to service either its existing customers or the new prospects being introduced by IBM.
o Management believes that these terms were the best it could secure at that time, and these terms were arrived at through arms-length negotiations with Mr. Trump.
o The level of four votes per share was required by the lender in order to give him significant influence in the approval of any potential sale of COPERNICUS to ensure that the advance was repaid. The issuance of the Series C Preferred Stock to Mr. Trump increased his proportion of the votes on any matter to be put to a vote of the Company's shareholders from 18% to 64%.
o Management believes that the Company was able to secure both firm offers and improved terms from Level 8 and then from VIE as a result of this transaction.
o The board determined that the Company was not required to solicit proxies for this issuance as BCL paragraph 502 (c) gives the board the authority to fix the terms of preferred stock where such terms are not fixed in the charter of the Company.

 Level 8 Systems, Inc.
Throughout the negotiations with VIE, the Company continued to aggressively pursue other potentially interested parties. Several of them indicated strong interest, and one, Level 8 Systems Inc. ("Level 8") made a formal offer to the Company. In order to move quickly, Level 8 verbally offered to make an immediate advance of $550,000 to the Company to enable it to make crucial payments to employees and creditors. After further negotiation, a written offer was made early on March 19, 1997. At this point the Company had received a verbal offer from VIE to acquire COPERNICUS and therefore sought a better offer from Level 8. This was not immediately forthcoming, however Level 8 did agree to improve the terms of its offer, to include an immediate cash infusion. The offer accepted by the Company was made later on the same day (March 19, 1997) with the following principal terms:

o Advance:              $550,000.
o Term:                 120 days (expiring July 17, 1997).
o Interest Rate:        10% per annum.
o Collateral:           Secured by the COPERNICUS product and
related assets.
o Additional Terms:     The Company was free to continue to
negotiate with VIE and other third parties. In the event that the Company were to sell COPERNICUS on or before the repayment of the loan, a break-up fee would be payable to Level 8 of $100,000. The proposed sale of COPERNICUS to VIE as described herein would represent such a sale, and it is therefore envisaged that the break-up fee will be paid to Level 8 from the proceeds of the sale when the sale of COPERNICUS is approved.

The Board of Directors of the Company believed that it was imperative to receive a significant cash infusion of some kind since many of the employees were actively seeking other employment, as they had not received salary for some time. It was considered necessary to retain at least certain key employees in order to protect the value of COPERNICUS. This value would erode swiftly in the event that no staff were available to maintain the existing customers and to support the IBM sales effort. Therefore, despite the risks of not being able to achieve a satisfactory offer for COPERNICUS during the 120 days, the Board decided to proceed with the transaction and preserve the COPERNICUS business as a going concern in order to have the best opportunity to achieve maximum shareholder value from the COPERNICUS asset. Level 8 is not and has never been an affiliate of the Company, any member of the Company's management, any of its principal shareholders or any related parties. Certain employees of the Company at that time were asked by the management to consider offers of employment from Level 8 in order to enhance the value of the sale to the Company's shareholders. No employees accepted these offers.

The only other offer which the Company had managed to confirm at the time was a verbal offer from an investor to invest $500,000 in the Company in exchange for a 70% equity interest in the Company. The advantage of this proposed transaction was that it did not impose the same time constraint with respect to negotiating a satisfactory offer as the Level 8 secured loan. The disadvantage was that it would produce substantial dilution to existing shareholders so that an offer for COPERNICUS more than three times as high as the existing proposals would have been required in order to obtain the same value for existing shareholders. In view of the fact that employees had left for more secure employment and that more were likely to do so, the ability of the Company to maintain the value of the COPERNICUS asset over a period longer than 120 days was limited, and it was thus decided to proceed with the Level 8 proposal.


The VIE transaction - later negotiations
On March 20, 1997, after being advised of Level 8's serious interest, VIE made a substantially increased offer to the Company, with the following principal terms:

o VIE would acquire COPERNICUS and certain related assets for $2 million in cash plus a 10% share in VIE. The parties would immediately enter into a purchase agreement, conditional upon shareholder approval, which would take effect following shareholder approval.
o VIE would immediately advance $400,000 as a secured loan while the Company sought shareholder approval for the sale. This would represent a prepayment of the purchase price.
o The Company would provide undertakings from the required majority of shareholders to vote in favor of the sale at the shareholders meeting.
o Mr. John Brann, the Company's Vice President of technology, and Mr. Diran Cholokian, the head of third party sales would enter into employment agreements with VIE.
o The Company would obtain shareholder approval within 60 days of signing the proposed purchase agreement.
o Pending the shareholders meeting, VIE would immediately receive a world-wide non-exclusive license for COPERNICUS together with a perpetual exclusive license in the United States for the health-care, financial services, food, airline and hotel industries and an assignment of the IBM contract. There would be a 5% royalty under this license payable to the Company. Any payments under the license prior to closing the purchase agreement would constitute prepayments under the purchase agreement.
o If for any reason the sale was not approved by shareholders or there was a change of control of the Company, or in certain other circumstances defined as "Break-up events", VIE would have received a break-up fee of the greater of $250,000 and 50% of the difference in the value of the cash components of the two competing offers.

While this offer appeared to be the most favorable yet received from the point of view of shareholder value, the Company had a number of concerns. Among other points, these included the sweeping nature of the proposed interim license (particularly the perpetual nature of the exclusive license and the fact that it covered all areas where the Company had experienced any success in licensing COPERNICUS), the lack of any provision for the Company to continue to utilize COPERNICUS in any fashion and the probability of the Company's interest in VIE being diluted by the need for further financing.

After further discussions with VIE it became apparent that there was a willingness on both sides to negotiate a mutually satisfactory transaction.

The Company therefore duly gave notice to Level 8 that it had received a written offer. Level 8 declined to match the terms of the offer and instead made the following offer, which it termed "Final" on March 27, 1997:

Level 8 would acquire COPERNICUS and related assets, the Company would receive $700,000 in cash and $300,000 in Level
8 Stock.

In view of Level 8's unwillingness to match the terms of the VIE offer (the Company judged the value of Level 8's offer to be significantly lower than that of the VIE offer) and VIE's apparent readiness to negotiate an acceptable proposal, the Company entered into a letter agreement to negotiate with VIE on March 31, 1997. This agreement allowed the Company to continue to solicit interest in COPERNICUS and investments in the Company during the negotiations and if there were to be such a sale or investment there would be a break-up fee payable to VIE of $150,000, unless VIE had previously broken off negotiations.

Through April and the first week of May negotiations with VIE continued on both business points and on the most appropriate legal language until the agreements described in "The VIE
Agreements" were entered into as of May 9, 1997.

Management Deliberations on VIE Offer

Without limitation, among the factors taken into account by the Company's board of directors in deciding to accept the offer from VIE were the following:(i) the Company had proven unable to raise the funding necessary to continue developing and marketing COPERNICUS, despite aggressively pursing several different possible methods; (ii) the Company had insufficient liquid resources to meet its existing and ongoing liabilities;(iii) the Company was losing staff at a rapid pace because of its inability to continue to finance its business, which management believed was likely to reduce the value of the assets; (iv) the Company had discussed a sale of COPERNICUS widely among potentially interested parties in the Middleware and related markets, both in the United States and overseas, and this was the best offer available; (v) the offer allows New Paradigm Shareholders to continue to benefit from any success in sales of COPERNICUS through the Royalty; (vi) management believed that a higher value could be achieved from a sale of the COPERNICUS business as a going concern than in the event the Company was forced to cease operations.

The Board of Directors decided that a third party analysis of the fairness of the transaction was not necessary in the circumstances. Without limitation, some of the reasons why this course of action was considered to be appropriate and why management believes this offer to be fair and reasonable are (i) the Company had solicited offers from a wide range of potentially interested parties in the industry and related markets, both within the United States and overseas; (ii) the Company had serious competitive interest from different unrelated parties throughout the process; (iii) Level 8, a significant Company in the middleware market place with a strong interest in COPERNICUS (as evidenced by the loan advanced to the Company) declined to match the terms offered by VIE; and (iv) the Company did not have the cash resources to finance such a third-party analysis

Once it became apparent that VIE required Mr. John Brann to agree to join their management as a condition precedent of any transaction, Mr Brann declared a conflict of interest to the Company's Board of Directors and abstained from all further votes on the matter. From that point on, Mr Brann abstained, with all the other directors voting unanimously in favor of the decisions to negotiate and then conclude the transaction with VIE. As soon as the decision to accept the VIE offer was made, Mr. Brann resigned from the Company's Board of Directors in order to avoid any conflict of interest. Since the incorporation of the Company, the Board of Directors has observed a policy that all potential conflicts of interest should be declared to the Board before a vote is taken on any matter.

General - COPERNICUS

Until May 9th 1997, New Paradigm was primarily engaged in the development, marketing, licensing and support of its COPERNICUS software product. As of May 9, 1997 the Company entered into an agreement (the "Purchase Agreement"), to sell, subject to shareholder approval, the rights to COPERNICUS, the New Paradigm Architecture and certain related assets to VIE Systems, Inc., a Delaware corporation ("VIE") for $2,050,000 in cash and a 5% royalty on future COPERNICUS related license fees payable commencing after the first 12 months. Subject to VIE's approval, the Company will have the right to enter into OEM agreements with VIE on commercially reasonable terms, to incorporate COPERNICUS within future products which the Company may develop or acquire. Under the Purchase Agreement the Company has appointed VIE as its exclusive agent for the operation of all aspects of the COPERNICUS related business and VIE is entitled to retain all revenues received in connection therewith. This agreement will terminate at the earlier of the closing of the sale or 180 days from May 9, 1997. VIE has entered into Voting Agreements with the holders of 68.1% of the voting rights entitled to vote at a meeting of New Paradigm Shareholders, and the Company therefore expects the sale to be approved and completed during July 1997. In the event that the sale is not approved, the Company sells the COPERNICUS assets to a third party, or in certain other circumstances VIE is entitled to receive a break-up fee of $350,000.

As of May 9, 1997 the Company entered into a license agreement (the "VIE License") to license certain rights to its COPERNICUS product and to assign certain agreements to VIE. The VIE License gives VIE a five year exclusive license to market COPERNICUS to the financial services, healthcare, food & government industries in US & Canada and a perpetual non-exclusive worldwide license with respect to all industries. Under the VIE license the Company is entitled to receive a 5% royalty on all license fees received by VIE relating to the COPERNICUS product. The license also permits VIE to produce the product on additional platforms and enhance the product as it sees fit. The source code for the product may not be distributed to another party without the prior written consent of the Company. Finally the Company has assigned to VIE certain agreements, including a distribution agreement with IBM. The VIE license will terminate upon the closing of the sale under the Purchase Agreement and any royalties payable thereunder shall be offset against the purchase price payable at the closing.

Until the closing of the contemplated sale of COPERNICUS pursuant to the Purchase Agreement, New Paradigm will continue to be engaged, through its exclusive agent, VIE, in the development, marketing, licensing and support of its COPERNICUS software for large-scale computer users. Most large organizations have many different computer systems. The need to pass information among those often incompatible systems is growing rapidly. Passing information among disparate computer systems is called "systems integration." COPERNICUS automates systems integration by converting the data entered into or generated by one program or system into the form needed by another program or system. The Company believes that its customers can achieve systems integration using COPERNICUS in a more timely and cost-effective way than the traditional approach of writing custom software on a case-by-case basis. An application for a United States patent on COPERNICUS is pending.

COPERNICUS replaces the laborious construction of custom systems integration programs with a method of systems integration that is activated by pointing and clicking a "mouse" in the same manner as with widely used consumer and business software programs. The Company believes COPERNICUS can bring improvements in productivity to systems integration comparable to those produced by using a personal computer spreadsheet to replace manual calculations.

General - EDI

Until April 1, 1997, through its wholly owned subsidiary, New Paradigm Commerce ("NPC") (formerly New Paradigm Golden
Link), the Company operated a service bureau business providing electronic data interchange ("EDI") services (the conveying of business documents electronically). This EDI business was not operating profitably, and the Company no longer had the resources to invest in its further development. Management therefore concluded that the best course of action was to dispose of this business. As of April 1, 1997, the Company sold its EDI business to Custom Information Systems Corp. of New York ("CIS") for $6,000 and a note repayable monthly over three years with a face value of $355,000 and a present value of approximately $300,000. CIS operates a similar EDI service bureau in Manhattan. To date (June 28th 1997), all payments due under the note have been received in a timely fashion.

History - COPERNICUS

COPERNICUS was invented by John Brann, a former director and former officer of the Company, prior to his employment with the Company and prior to his earlier employment with Management Technologies, Inc. ("MTI"). Mr. Brann assigned all of his right, title and interest in and to COPERNICUS and the method of constructing software which it employed (the "New Paradigm Architecture") to Lancer Holdings Inc. ("Lancer"), formerly called Mark Blundell & Associates, Inc., a New York corporation controlled by John Brann and Mark Blundell, who is a director and the principal executive officer of the Company. Lancer was formed in July 1992. Pursuant to a license agreement dated as of January 13, 1993, Lancer granted to MTI, where both John Brann and Mark Blundell were then employed, a license to distribute software incorporating the New Paradigm Architecture to banks on an exclusive basis and to distribute such software to other customers on a non-exclusive basis. MTI funded the development of a prototype of COPERNICUS and began conducting several pilot programs in the banking industry.

The Company was organized in July 1993 to further develop
COPERNICUS and to develop and market products outside the banking industry. The Company was initially capitalized by MTI.

In connection with the formation of the Company both Lancer and MTI transferred their licenses to the Company and the Company granted to MTI a non-exclusive license to distribute software incorporating the New Paradigm Architecture to banks. John Brann and Mark Blundell became executive officers of the Company and the infrastructure and the support for the New Paradigm Architecture and all software applications employing the New Paradigm Architecture ("the New Paradigm Applications") were transferred from MTI to the Company. As a part of a strategic shift in MTI's operations, MTI determined in August 1994 to cease marketing products using the New Paradigm Architecture and MTI's remaining license was terminated. The Company acquired the New Paradigm Architecture and COPERNICUS and related intellectual property rights from Lancer as of March 22, 1995. Neither Lancer nor MTI retains any rights to the New Paradigm Architecture or COPERNICUS. See "Certain Relationships and Related Transactions."

Following its initial public offering in August 1995, the Company sought to market COPERNICUS to large-scale computer users, both directly with its own sales force and indirectly through systems integrators and other software vendors. Systems integrators marketed COPERNICUS in connection with their services, and software companies acted as value-added resellers ("VARs") of COPERNICUS by incorporating it into their own software products. Royalties from VARs are based on sales of their products. COPERNICUS will allow a VAR's software and its customers' software to work together. Prior to signing the Purchase Agreement, the Company had entered into the following agreements to license or distribute
COPERNICUS:

o License agreements with Marriott International, Inc., and its subsidiaries and affiliates (collectively
"Marriott"), New York Life Insurance Company,
Transquest Information Solutions ("Transquest"),
Massachusetts Institute of Technology ("MIT"), Bell
Atlantic and the Canadian Imperial Bank of Commerce
("CIBC"). These agreements permit the above named entities to use COPERNICUS. The fees collected from these licenses vary depending on the scope of the license.

o An agreement with International Business Machines
Corporation ("IBM") whereby IBM would seek to distribute COPERNICUS with IBM's MQSeries(tm) message-passing middleware.

o An agreement to distribute COPERNICUS in Canada with New Venture Technologies Ltd., a software reseller and systems integration consulting company, an agreement with EXEL to distribute COPERNICUS in the United
Kingdom and an agreement with Rivergate Technologies to distribute COPERNICUS for the Company worldwide.

o A License with Praxis International, Inc. ("Praxis") to incorporate COPERNICUS into its OmniReplicator(tm) software product, which is designed to permit the duplication of databases on different types of computer systems.


These agreements have been assigned to VIE under the VIE
License.
History - New Paradigm Commerce

Beginning in May 1995, the Company worked to establish a presence in the EDI service center business. As of April 1, 1997, at the time of the sale of this business, NPC had connections to two dozen providers of retail goods and services to the public ("Trading Partners") and had signed up approximately 180 suppliers ("Suppliers") (41 at March 31,
1996) to those Trading Partners as customers.

Most Suppliers who used the Company's EDI services did so because a Trading Partner required that all of its Suppliers send all invoices for their products electronically if they were to do business. These Trading Partners were primarily large corporations seeking to have the maximum possible number of their suppliers connected to them electronically to avoid the expensive handling costs associated with paper based systems. If the Supplier wished to create an EDI capability internally, the Supplier would have to buy EDI software, install that software on an existing or new computer, learn the software, transmit the data generated from the software (by modem or email), develop the proper EDI format for the Trading Partner selected and test the connection with the Trading Partner with which it was connected. Many Suppliers were not able, or willing, to spend the resources to make the connection to their Trading Partners, particularly where they did business with several different Trading Partners. As a result they often looked to outsource their EDI functions. NPC took the information for the EDI transaction via fax, letter or email and reformatted that information and transmitted that information in the appropriate EDI format.

NPC was not operating profitably, and the Company no longer had the resources to invest in its further development, so as of April 1, 1997 the business of NPC was sold for cash and a note with a face value of $361,000 and a present value of approximately $300,000. (see "Description of the Business - General - EDI")

History - Netphone

On October 9, 1995 the Company acquired from Electric Magic Company the Netphone product, which permits users of Macintosh(R) computers to conduct worldwide long distance telephone conversations over the Internet. While the acquisition of Netphone was not part of the Company's strategic goal of broadening the New Paradigm Architecture, it represented an opportunity to acquire a functional product in the expanding Internet market. The Company subsequently received an offer from the Camelot Corporation ("Camelot") to acquire these assets from the Company for a package of stock and cash comparable to the acquisition price paid by the Company and an agreement to pay the Company a royalty for each unit sold by Camelot in the future. This allows the Company to benefit from any success Netphone may experience from the wider distribution of the product through Camelot's existing retail marketing channels. To date the Company has received no significant revenue from this royalty arrangement and there can be no assurance that any such significant revenues will arise.

Internet

Through its wholly owned subsidiary New Paradigm Inter-Link, Inc. ("NPIL"), which began operations in December 1995, the Company provides Internet services to corporations and other organizations. Customers include Novartis and the Association of the Bar of the City of New York. The Company intends to develop this business by launching new products and services connected with the Internet. There is no assurance that the Company will be able to develop or acquire such products and services or that if it does they will be acceptable to the market. The Internet is a relatively new and rapidly expanding market. Gartner Group ( a leading industry analyst) estimates that by 2001, 60% of the US workforce will have a justifiable business need for Internet access. By the same date, they estimate that more than 8 million households will access the Internet using ISDN lines (digital telephone lines offered by principal telephone companies suitable for accessing the Internet) and a further 3 million homes will access the Internet using cable modems. World-wide Internet use is currently estimated at 40 million users. With potential access to such numbers, many corporations are seeking to ensure that they have a presence on the Internet. Such a presence is established through a collection of text, graphics and small programs known as a "Web site" maintained on a computer known as a Web server and viewed by users from all over the world who are connected to the Internet through the use of a Web browser such as Netscape Navigator or Microsoft Explorer. The Company seeks to assist companies with creating that Internet presence and also to exploit other business opportunities which may arise in servicing the Internet community.

Internet - Website services

NPIL provides organizations with the ability to utilize the Company's expertise in creating a Web site. This expertise includes assembling an appropriate team of independent design consultants and, if necessary, programmers; designing the site from both technical and aesthetic perspectives, implementing the design, and then providing Web server hosting services away from a customer's own internal network
to ensure security.   NPIL specializes in providing custom
facilities to enable a customer's presence on the Internet to be constantly evolving and interesting without adding to their existing workload. For example, the site for the Association of the Bar of the City of New York is remotely updated by association staff. A small software program ("applet") created by NPIL staff in Java - the most common computer programming language for the Internet today - allows customers to utilize information in the format in which it was created under existing word processor programs such as Microsoft Word to automatically update their Web site from their own offices. No translations or transitions are required - the customer's staff member simply uses the common "cut and paste" technique utilized within many programs to move the required document into the NPIL applet. A typical site brings in initial revenues of approximately $20,000 - $30,000 on completion with continuing revenues for maintenance and changes throughout the year which are expected to amount to $1,000- $3,000 per annum. The Company has created 5 Web sites for customers of this service to date. Revenues in fiscal 1997 were $62,420 from 3 such sites.


Examples of Web sites created by New Paradigm include:

o Novartis - site for its "Program" product:
www.programpet.com
o Association of the Bar of the City of New York:
www.abcny.org
o Nuway Corporation: Corporate Website, site for moistmates product: www.nuwaycorp.com
o Smolin Lupin, accountants: corporate Website:
www.cpasmolinlupin.com
o Novartis - site for its "Sentinel" product:
www.petprotect.com
o New Paradigm: corporate Website: www.newparadigm.com
o Proballfan: NFL football site written by fans:
www.proballfan.com

Website services - marketing and distribution

The Company is marketing its services through a mix of direct contact with prospective clients and indirect sales. One member of staff is engaged full time in the direct sales activity which accounts for approximately 50% of the current customer list . Indirect sales, which account for the remaining 50%, are primarily through advertising agencies working on integrated media campaigns who subcontract the Internet portion to NPIL.

 Internet - Other products

The Company is also involved in research and development for other products and services which can be effectively launched and marketed through the Internet. The nature of the Internet market is that the time to market from the formation of a concept can be very short. The Company is currently working on three projects which it expects to launch during Fiscal 1998. These products have not been announced as this could provide significant commercial advantage to the Company's competitors. (The general areas for these three projects are (i) intellectual property; (ii) the Internet itself and (iii) education.) In each of two of the projects the Company is working with a third party that is providing product or market specific information and will be entitled to a share of the revenues or a stake in a joint venture between the Company and the third party for their efforts.
In neither case has the arrangement yet been finalized. The Company expects to invest an aggregate of approximately $200,000 in the launch of these three products, in addition to the research and development work of the Company's staff. There can be no assurance that the Company will be able to reach satisfactory agreement with the third parties involved, or that it will be able to complete the research and development work needed to launch the products, or that if they are launched such products will achieve any degree of market success.


Research and Development

From its inception until the signing of the Purchase Agreement, the Company focused its internal development efforts on COPERNICUS and the New Paradigm Architecture. In addition, the Company has employed independent consultants to perform certain development functions. Research and development expenses, which include salaries and other employee costs of the Company's product development personnel, for the fiscal year ended March 31, 1995 were $331,821 (17% of total expenditures). Beginning July 1, 1995 the Company recognized technological feasibility of COPERNICUS and began capitalizing the development costs of COPERNICUS in accordance with Statement of Accounting Standards ("FASB") No. 86, "Accounting for the Cost of Computer Software to be Sold, Leased or Otherwise Marketed." The Company capitalized $218,950 of development costs relating to COPERNICUS and expended an additional $60,344 for Research and Development expenses during the year ended March 31, 1996. The Company capitalized $495,696 of development costs relating to COPERNICUS during the year ended March 31, 1997. There were no research and development expenses for that year. For a discussion of the history of the development of COPERNICUS and the New Paradigm Architecture, see "Description of Business -- History."

Research and development will remain vital to the Company's efforts to remain competitive in the Internet business. The technology in that marketplace is evolving at a very rapid pace, and new techniques must be learned constantly. The Company currently has two staff involved in Research and Development, and is seeking to recruit a third. The Company is presently significantly dependent on the services of Mr. Ali Faraji in this area. Mr. Faraji is not the subject of an employment contract and their can be no assurance that he will remain employed by the Company. There can also be no assurance that the additional engineer can be recruited or if any of the current Research and Development staff leave that they can be replaced at a cost acceptable to the Company.

Competition

The Internet marketplace, while rapidly expanding, is intensively competitive. There are hundreds or thousands of companies competing for the Web-site creation and hosting business. These range from college or even high-school students working at low cost from their home, to the largest providers of telecommunications services such as AT&T or MCI. The Company will seek to compete by offering high quality service at reasonable cost and by differentiating itself with innovative products and services. Many of the Company's competitors have much greater resources and name recognition than the Company. There can be no assurance that the Company will succeed in competing effectively in this marketplace, or that if it does succeed in winning business that it will be able to continue to do so.

Intellectual Property Rights

On March 23, 1995, the Company acquired the intellectual property rights to COPERNICUS and the New Paradigm Architecture from Lancer. See "Directors and Executive Officers of the Registrant" and "Certain Relationships and Related Transactions -- Acquisition of the New Paradigm Architecture." The intellectual property rights acquired from Lancer include one application for a United States patent relating to COPERNICUS, which application is now pending in the USPTO, and corresponding applications (or the right to file corresponding applications) in 24 foreign countries. Patents have been granted in Pakistan and France. While there can be no assurance when or if a United States patent will be granted, management believes that COPERNICUS is patentable. These rights will be transferred to VIE on the closing of the Purchase Agreement.

In the Internet field, the Company does not believe that any of the software which it has developed to date is patentable.

The Company relies upon a combination of trade secret, nondisclosure and other contractual arrangements, and patent, copyright and trademark laws to protect its rights to intellectual property. The Company generally enters into confidentiality agreements with its employees, consultants, distributors, value-added resellers and potential customers and limits access to and distribution of proprietary information to licensed users. There can be no assurance that the steps taken by the Company will be adequate to deter misappropriation of proprietary information, that the Company will be able to detect unauthorized use of proprietary information or that the Company can afford the high cost required to enforce its intellectual property rights. Further, no assurance can be given that nondisclosure and other contractual arrangements to protect the Company's proprietary rights will not be breached, that the Company will have adequate remedies for any breach or that trade secrets will not otherwise become known to or be independently developed by competitors. The failure or inability of the Company to protect proprietary information could have a material adverse effect on the Company's business, operating results and financial condition.

Employees

As of June 15, 1997, the Company employed 9 full-time employees. None of the Company's employees is represented by a labor union or is subject to a collective bargaining agreement. The Company believes that its employee relations are satisfactory. The number of the Company's employees declined because the Company released 6 employees in its Atlanta office as it withdrew from direct sales, and 10 more in New York when staff reductions were made to reduce expenses on December 31, 1996. In addition 6 employees transferred to CIS or VIE as they began operating businesses previously operated by the Company.

Item 2.  Description of Property

The Company's corporate headquarters is located on the 7th floor of 733 Third Avenue, New York, New York (the "Premises"). The Premises are currently being sublet from Go
America Tours, Inc.   Go America's master lease expires on
August 31, 1999. In view of the reduction in the number of the Company's employees from a high of 44 to 9 at present, the Company no longer needs the 12,500 square feet of space it subleases and is seeking sub-tenants to occupy all or part of the space. Based upon its preliminary discussions with real estate brokers, the Company believes that it will be able to secure such sub-lessees at approximately the same rate as in its own sub-lease (presently approximately $23,000 per month). The Company anticipates that, in the event that it is successful in sub-leasing all of the space it currently occupies, it will experience no difficulty in obtaining suitable space for the remaining 9 employees. It is estimated the cost of such space would be approximately $6,000 per month.



Item 3.  Legal Proceedings

The Company is not involved in any material legal proceedings.

Item 4.  Submission of Matters to a Vote of Security
Holders

Not applicable



PART II


Item 5.  Market for the Registrant's Common Equity and
Related Stockholder Matters

(a)  Principal Market.

The Registrant's Common Stock and Redeemable Warrants are quoted on the Nasdaq Bulletin Board.

(b)  Approximate Number of Holders of Equity.

The number of record holders of the Common Stock was approximately 86 and the number of record holders of Redeemable Warrants was 46 as of March 31, 1997.

(c)  Frequency and Amount of Dividends.

To date, the Company has not paid any cash dividends. The Company does not anticipate paying any dividends in the foreseeable future. The Company intends to retain any future earnings to finance the growth and development of its business. Any future determination as to the payment of dividends will be at the discretion of the Board of Directors of the Company and will depend on the Company's operating results, financial condition, capital requirements and such other factors as the Board of Directors may deem relevant.

(d) High and Low Sales Prices of Common Equity and Redeemable
Warrants

The following table sets forth, for the periods indicated, the high and low closing prices for the Common Stock and Redeemable Warrants as reported by the NASDAQ SmallCap Market through March 3, 1997 and afterwards as reported on the Nasdaq Bulletin Board:

                           Common Stock             Redeemable Warrants

1996 Fiscal Quarters     High      Low                High   Low
Second Quarter
(Commencing August
11, 1995)(1)            $7.50      $5.00            $2.00   $0.75
Third Quarter            6.50       4.50             1.625   0.75
Fourth Quarter           6.125      4.75             1.625   1.125

1997 Fiscal Quarter
First Quarter            6.00       1.875            1.375   0.375
Second Quarter           3.00       1.125            0.875   0.25
Third Quarter            3.125      1.00             0.75    0.25
Fourth Quarter           1.813      0.50             0.25    0.063


<F1> (1) The initial public offering of the Common Stock and
Redeemable Warrants commenced on August 11, 1995. The initial public offering prices of the Common Stock and Redeemable
Warrants were $6.50 per share and $.10 per Redeemable
Warrant.


The foregoing prices and quotations reflect inter-dealer prices without retail mark-up, mark-down or commissions. The foregoing quotations may not represent actual transactions.

(e) Issuances of Unregistered Securities in the year ended March 31, 1997

On September 25, 1996 the Company entered into a termination agreement with a former officer of the Company in which he was granted 5,000 shares of Common Stock (together with $75,000) in respect of a termination payment. The former officer is an Accredited Investor (as defined in Rule 501(a) of Regulation D under the Securities Act). These securities were issued in reliance on the exemptions from registration provided by Section 4 (2) of the Securities Act and Rule 506 of Regulation D under the Securities Act.

On March 17, 1997 the Company issued Mr. Robert Trump with 800,000 Series C Redeemable Preferred Shares in exchange for $50,000 and a note for $150,000 previously issued by the Company. Mr. Trump is an Accredited Investor
(as defined in Rule 501(a) of Regulation D under the Securities
Act). These securities were issued in reliance on the exemptions from registration provided by Section 4 (2) of the Securities Act and Rule 506 of Regulation D under the Securities Act.

Item 6. Management's Discussion and  Analysis of
Financial Condition and Results of Operations

The selected financial data of the Company presented below for, and as of the end of, the fiscal years ended March 31, 1996 and 1997 have been derived from the financial statements of the Company, which have been audited by BDO Seidman LLP, independent certified public accountants. The Company was incorporated in July 1993 and commenced operations in November 1993. The data set forth below should be read in conjunction with the Company's financial statements and related notes thereto included elsewhere herein. The Company has entered into agreements to sell two of its major businesses - COPERNICUS and the EDI business. As a result the statements of operations for the fiscal years ended March 31, 1997 and 1996 and the Balance Sheet as at March 31, 1997 have been prepared to reflect continuing operations. The Loss for discontinued operations is shown in Note 14 to the financial statements.

Statement of Operations Data

                      Year Ended March 31, 1997       Year Ended March 31, 1996
Revenues                        $64,976                              $ -
Expenses                      1,627,163                        1,316,332
                             -----------                      -----------
Loss from operations         (1,562,187)                      (1,316,332)
Other income (expense)           25,099                         (302,154)
                             -----------                      -----------
Loss from continuing
operations                   (1,537,088)                      (1,618,486)
Loss from discontinued
operations                   (1,438,319)                      (1,941,806)
                             -----------                      -----------
Net Loss                    $(2,975,407)                     $(3,560,292)
                             -----------                      -----------
Net Loss per common share
from continuing operations       $(0.63)                          $(0.93)
                             -----------                      -----------
Net Loss per common share
from discontinued operations      (0.58)                           (1.11)
                             -----------                      -----------
Net Loss per common share (1)    $(1.21)                          ($2.04)
Weighted average common
shares outstanding (1)        1,743,472                        2,449,428

Balance Sheet Data
                                                            March 31, 1997
                                                            --------------
Total assets                                                 $1,357,703
Total current assets                                            411,267
Assets held for sale                                            691,491
Total current liabilities                                     1,427,817
Long-term debt                                                        0
Current liabilities                                           1,427,817
Redeemable Preferred Stock                                      200,000
Deficit                                                      (9,109,599)
Total capital deficit                                         $(271,114)


<F1>

(1) See Notes to Financial Statements for an explanation of the determination of the number of shares and share equivalents used in computing share amounts.

Overview

The Company has entered into agreements to sell two of its major businesses - COPERNICUS and the EDI business. As a result the statements of operations for the fiscal years ended March 31, 1997 and 1996 and the Balance Sheet as at March 31, 1997 have been prepared to reflect continuing operations. The Loss for discontinued operations is shown in
Note 14 to the financial statements. The discussion and analysis which follows therefore considers separately the continuing and discontinued operations.

In its continuing operations the Company had net losses of $1,537,088 for the year ended March 31, 1997 and $1,618,486 for the year ended March 31, 1996. The Company's revenues from continuing operations for the fiscal years ended March 31, 1996 and 1997 were nil and $69,976, respectively. The Company's subsidiary, NPIL had 3 customers for its Web site creation and maintenance services as at March 31, 1997 and 5 as at June 30, 1997.

In its discontinued operations the Company had net losses of $1,438,319 for the year ended March 31, 1997 and $1,941,806 for the year ended March 31, 1996. The Company's revenues for the fiscal years ended March 31, 1997 and 1996 were $622,898 and $425,953, respectively. These revenues were primarily due to the licensing of COPERNICUS in 1996. In 1997, $380,671 was derived from COPERNICUS licensing and royalties and $234,048 was derived from EDI service bureau revenues. The Company's subsidiary, NPC, had 41 EDI customers in the year ended March 31, 1996 and approximately 180 EDI customers in the year ended March 31, 1997.

Following the Company's initial public offering ("IPO") in August 1995, the Company significantly expanded its operations and particularly its sales activity relating to COPERNICUS. Five additional staff members were recruited and the sales operation moved to Atlanta. The Company closed its sales office in Atlanta in January, 1997.

The Company's revenues and profitability may vary significantly both in the case of consecutive quarters and in the case of a quarter compared to the corresponding quarter of the preceding year. Such variations may result from, among other factors, lengthy development time for the Company's products and services, timing of new product and service introductions by the Company and its competitors, changes in levels of the Company's operating expenditures, including the Company's expenditures on research and development, the size and timing of customer orders, the amount and timing of initial fees for creating Web sites, royalty payments and license fees by licensees, as well as consulting, training and maintenance fees, increased competition, reduced prices, the effect of currency exchange rate fluctuations, delays in the development of new products and services, the costs associated with the introduction of new products and services and the general state of national and global economies. The Company expects to derive substantially all of its revenues from initial fees for creating Web sites, and consulting, training, service and maintenance fees. Accordingly, the Company's revenues will vary with the demand for its products and services. As a result of such factors, the Company's revenues and profitability for any particular quarter are not necessarily indicative of any future results. Fluctuations in quarterly results may also result in volatility in the price of the Company's securities.

Results of Operations

Revenues. Revenues from continuing operations during the fiscal year ended March 31, 1997 increased from $0 to $64,976 as NPIL made its first sales during fiscal 1997.. These revenues primarily consisted of revenue from the initial fees for the creation of Web sites.

Revenues from discontinued operations during the fiscal year ended March 31, 1997 increased by $196,945 (46%) to $622,898 over the year ended March 31, 1996. In 1996, these revenues primarily consisted of revenue from the licensing of COPERNICUS to direct end-users. In 1997, $380,671 was derived from COPERNICUS license fees and royalties. In 1996, $19,421 of revenues arose in the NPC EDI service bureau business. In 1997 this increased by $214,627 (1,105%) to $234,048.
Expenses. The Company's expenses primarily comprise salaries and related employee costs, research and development costs, professional fees, marketing expenses, general and administrative expenses, occupancy expenses and depreciation and amortization.

Expenses relating to continuing operations during the fiscal year ended March 31, 1997 increased by $310,831 (24%) over the fiscal year ended March 31, 1996.

Expenses during the fiscal year ended March 31, 1997 relating to discontinued operations decreased by $306,542 (13%) over the fiscal year ended March 31, 1996.

For the continuing operations, employee costs increased by 21% to $630,616 in the fiscal year ended March 31, 1997, compared to $520,356 in the fiscal year ended March 31, 1996. This was due to the hiring of additional staff members for NPIL and an increase in the number of staff members employed by the Company in administrative and corporate positions to 9 as the overall staff of the corporation increased to 44. However by March 31, 1997 the number of staff members involved in such tasks had been reduced to 4, and the total number of staff members to 9.

For the discontinued operations, employee costs increased marginally by 4% to $1,047,606 in the fiscal year ended March
31, 1997, compared to $1,008,015 in the fiscal year ended
March 31, 1996.

The Company did not recognize any research and development expenses in the fiscal year ended March 31, 1997, compared to $60,344 in the fiscal year ended March 31, 1996. This decrease is due to the fact that the Company recognized technological feasibility of its COPERNICUS product on July 1, 1995. According to FASB No. 86, "Accounting for Costs of Computer Software to be Sold, Leased, or Otherwise Marketed," the Company believes it is now required to capitalize its COPERNICUS research and development expenses. Capitalized software expenses consist principally of salaries and certain other expenses related to development and modifications of COPERNICUS capitalized in accordance with the provisions of FASB No. 86. Amortization of capitalized software costs is provided at the greater of the ratio of current product revenue to the total of current and anticipated product revenue or on a straight-line basis over the estimated economic life of the software, which is not more than five years. $218,950 was capitalized during the year ended March 31, 1996 and $276,746 was capitalized during the year ended March 31, 1997.

Professional fees relating to continuing operations decreased by 4% to $244,731 in the fiscal year ended March 31, 1997, compared to $256,148 in the period ended March 31, 1996. The decrease is primarily due to the fact that there were costs related but not directly attributable to the IPO in fiscal 1996. No such expenses arose in 1997.

Professional fees relating to the discontinued operations deceased by 39% to $223,213 in the fiscal year ended March 31, 1997, compared to $364,050 in the period ended March 31, 1996. The decrease is primarily due to the fact that the Company incurred legal fees during fiscal 1996 to derive standardized licensing and maintenance agreements. The use of these agreements as the basis for negotiations in fiscal 1997 produced a reduction in related legal fees.

Marketing expenses relating to continuing operations increased by 86% to $164,238 in the fiscal year ended March 31, 1997 compared to $88,461 in the fiscal year ended March 31, 1996. This is principally due to increased fees from the Company's public relations consultants as the Company engaged in a marketing and promotional campaign. A proportion of the costs of this campaign were allocated to developing the corporate profile. The campaign was terminated in September 1996 and the Company no longer employs public relations consultants.

Marketing expenses relating to discontinued operations decreased by 38% to $323,725 in the fiscal year ended March 31, 1997 compared to $523,624 in the fiscal year ended March 31, 1996. This is principally due to the decision to concentrate on indirect rather than direct channels and the consequent termination of the Company's advertising campaign in September 1996.

General and administrative expense relating to continuing operations increased by 58% to $340,744 in the fiscal year ended March 31, 1997, compared to $215,199 in the fiscal year ended March 31, 1996. This was due to an increase in the average number of staff employed by the Company in the year ended March 31 1997 compared to the previous year.

General and administrative expense relating to discontinued operations decreased by 8% to $265,087 in the fiscal year ended March 31, 1997, compared to $288,756 in the fiscal year ended March 31, 1996. This is principally due to the decision to concentrate on indirect rather than direct channels and the consequent reduction in the number of staff employed in direct sales and other COPERNICUS related activities.

Occupancy costs did not change significantly. 1997 occupancy costs for continuing operations were $197,230 and in 1996:
$198,356. For discontinued operations 1997 occupancy expenses were $20,310 and 1996 occupancy expenses were $20,000.

Depreciation and amortization expenses relating to continuing operations increased by 31% to $49,604 in the fiscal year ended March 31, 1997 compared to $37,803 in the fiscal year ended March 31, 1996. Depreciation and amortization increased because of an increase in fixed assets relating to continuing operations from March 31, 1996 to March 31, 1997.

Depreciation and amortization expenses relating to discontinued operations increased by 88% to $181,276 in the fiscal year ended March 31, 1997 compared to $96,335 in the fiscal year ended March 31, 1996. Depreciation and amortization increased because of the amortization on the capitalization of the COPERNICUS software product and an increase in fixed assets relating to discontinued operations from March 31, 1996 to March 31, 1997.

In December 1996, the Company entered into a sublease with Go-America Tours in respect of approximately 12,500 square feet of space at 733 Third Avenue, New York, New York to be the Company's principal place of business. Payments under this lease which runs until August 31, 1999 are expected to total $694,000 of which $275,000 is due in fiscal
1998,$291,000 in fiscal 1999 and $128,000 in fiscal 2000.
The Company has made no other material capital commitments.

The Company's net operating loss carryforwards and deferred tax asset account are approximately as follows:


Period or Year                            Net operating       Net Deferred
ended March 31,     Year of expiration  loss carryforward       tax asset
---------------------------------------------------------------------------
1994                    2009                  $589,000           $   -
1995                    2010                 1,954,000               -
1996                    2011                 3,542,000               -
1997                    2012                 2,958,000               -
                                             ---------
                                             9,043,000           $   -

The tax benefit of these losses (approximately $4,140,000 and $2,786,000 at March 31, 1997 and 1996 respectively) is subject to significant limitations due to the change in control for income tax purposes resulting from the Company's IPO in August 1995. The tax benefit of these losses has been fully reserved by a valuation allowance of the same amount due to the uncertainty of its realization.


Foreign Exchange. The Company currently has no exposure to foreign currency exchange rate fluctuations. In the future the Company may seek to minimize its exposure to foreign currency exchange rate fluctuations by requesting that its customers, distributors, including systems integrators, and VARs located outside of the United States enter into contracts denominated in United States dollars or by entering into transactions to attempt to hedge some of the risks of foreign currency exchange rate fluctuations.

Liquidity and Capital Resources

The Company has financed its operations to date primarily through public and private sales of its debt and equity securities. The Company has raised a total of approximately $10.6 million from these activities. Of this total, $50,000 was raised in connection with the initial capitalization of the Company, $1,141,000 was raised in a private placement of equity securities in October 1993; $450,000 in a private placement of equity securities and promissory notes in October 1994 (the "1994 Financing"), $1,312,500 in a private placement of equity securities and promissory notes in March 1995 and April 1995 (collectively, the "1995 Financing"), $6,891,933 in the Company's IPO and $200,000 in the private placement of Series C Redeemable Preferred Stock in March 1997. Of the funds raised in the 1994 Financing, $130,000 of promissory notes were repaid out of the proceeds of the 1995 Financing, and the remaining principal of and interest on the notes issued in the 1994 Financing and the 1995 Financing were repaid from the net proceeds of the Company's IPO. Additionally on March 19, 1997 the Company borrowed $550,000 from Level 8 Systems, Inc. by means of a loan secured by COPERNICUS and related assets. Level 8 Systems, Inc. agreed to make this advance as part of negotiations in which it sought to acquire COPERNICUS and related assets from the Company. This loan is due to be repaid on July 18th 1997.
On June 27 1997, the Company was received from VIE a loan of $50,000 secured on all the assets of the Company and an advance of $13,500 against royalties under the VIE License. These amounts are to be deducted from the purchase price due on closing of the transactions contemplated by the Purchase Agreement.

In the fiscal years ended March 31, 1994 and March 31, 1995, the Company borrowed $466,409 from a shareholder, MTI (MTI is no longer a shareholder of the Company), pursuant to a subordinated financing agreement. This subordinated debt was canceled pursuant to a Settlement Agreement with MTI dated as of May 26, 1995. This amount is not included in the $10.6 million figure set forth in the preceding paragraph.

Pursuant to a certain Accounts Receivable Purchase and Sale Agreement between the Company and MTB Bank dated June 19, 1995 (the "Factoring Agreement"), the Company sold, transferred and assigned all of its right, title and interest in certain receivables due to the Company in consideration of the payment of approximately $100,000 by MTB Bank to the Company. The Company used the proceeds of this factoring arrangement for working capital and other general corporate purposes. This loan was repaid with interest from the proceeds of the IPO.

Accounts payable and accrued expenses increased to $806,690 at March 31, 1997 from $220,341 at March 31, 1996. Such decrease in accounts payable and accrued expenses is primarily due to the inability of the Company to pay its creditors in a timely manner at March 31, 1997 and a consequential significant increase in accounts payable.. At March 31, 1997, the Company had a working capital deficit of approximately $1,017,000.

Of the proceeds of $2,050,000 due at the closing of the Purchase Agreement, the Company expects to utilize $200,000 to redeem the Series C Redeemable Preferred Stock, $650,000 to repay the Secured Loan from Level 8 Systems, Inc. and approximately $300,000 as immediate payments to be made towards accounts payable and in settlement of employee termination payments. A further $63,500 will be used to repay the June 27, 1997 advance from VIE. This will leave a balance of approximately $836,500 available for working capital.



Based on the Company's current plan of operations, and assuming that the Company is successful in securing a sub-tenant for its space, it is anticipated that the net proceeds from the intended sale of COPERNICUS pursuant to the Purchase Agreement and the Company's expected operating revenues will provide sufficient working capital until approximately March 1998. The Company's total expenses from the closing of the transactions contemplated under the Purchase Agreement for the remainder of the fiscal year ending March 31,1998 are expected to be below $100,000 per month. The Company will need additional financing prior to March 1998 and thereafter if demand for the Company's products is sufficiently great to require expansion at a faster rate than anticipated, or if research and development expenditures or the extent of service and customer support that the Company is required to provide are greater than expected or other opportunities arise which require significant investment, or if revenues are significantly lower than expected. Additionally, the Company may require significant additional financing to complete any acquisition. If financing is required, such financing may be raised through additional equity offerings, joint ventures or other collaborative relationships, borrowings and other sources. There can be no assurance that additional financing will be available or, if it is available, that it will be available on acceptable terms. If adequate funds are not available to satisfy either short or long-term capital requirements, the Company may be required to limit its operations significantly and may be unable to carry out its plan of operation. See
Note 1 to the Company's financial statements and "Report of Independent Certified Public Accountants on Audited Financial Statements."

New Paradigm intends to seek to raise additional capital by the issuance of further equity securities. Negotiations are currently underway with investment bankers to this end. However, there can be no assurances that any such financing will be available or, if it is available, that it will be available on acceptable terms. If additional funds are raised through the issuance of equity securities, the percentage ownership of the then current shareholders of the Company will be reduced and such equity securities may have rights, preferences or privileges senior to those of the holders of the Common Stock. Unless the market price of the Company's Common Stock increases significantly over its market price on June 27, 1997 additional issuances of equity security could cause significant dilution to purchasers of Common Stock in the IPO.

Plan of Operation

During the fiscal year ending March 31, 1998, the Company intends to continue to develop its Internet business, both by bringing in new customers for its web-site services business and by launching new Internet related products. (see "Internet - other products"). The Internet marketplace, while expanding rapidly is intensely competitive. Through March 31, 1997, the Company's NPIL subsidiary had revenues of $62,420.

None of these products has been completed and feasibility studies in the likely commercial success of such products will need to be carried out prior to their launch. The Company will require additional capital resources to successfully develop and market these and any other products and will consequently seek to conclude additional financing arrangements as soon as possible. Given the uncertainty of the Company's financial position until the sale of the COPERNICUS assets has been approved, management considers it unlikely that any such financing arrangements can be concluded prior to the Shareholders Meeting.

The Company also intends to seek acquisitions of or other business combinations with other businesses in related fields. The Company will have very limited financial resources to offer to any such prospective partners and unless there is a significant improvement in the Company's stock price, will not have attractive stock to offer. The Company therefore expects to be essentially opportunistic in seeking business combinations which are available to it. This means the Company may entertain proposals from businesses not directly related to its intended area of operations in order to seek the maximum value for shareholders. The Company anticipates that any such combination will require additional financing, and therefore the attractiveness of any proposed combination to potential investors will need to be considered.



Item 7.  Financial Statements and Supplementary Data

Financial statements are included herein following Part IV,
Item 13.

Item 8. Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.


PART III

Item 9.  Directors, Executive Officers Promoters and
Control Persons; Compliance with Section 16(a) of the
Exchange Act

There are currently three members of the Company's Board of Directors. The Company's By-Laws authorize the Board of Directors to fix the number of authorized directors. The By-Laws also authorize the Board of Directors to fill any vacancy on the Board of Directors.

The Company has agreed that Mr. Robert S. Trump, an investor and the purchaser of the Company's Series C Redeemable Preferred Stock in a private placement in March, 1997 may nominate for election one person to serve on the Board of Directors. Mr. Trump has orally advised the Company that he does not currently intend to nominate anyone to serve on the Board of Directors.

The following table sets forth the names, ages and positions with the Company of the Company's directors, executive officers and key employees:

Name                            Age             Position
---------------------------  --------      ----------------
Mark Blundell                   39      Chief Executive Officer,
                                        President, Chief Financial
                                        Officer, and Director
Matthew Fludgate                25      Secretary, and Vice
                                        President
Daniel A. Gordon                57      Chairman of the Board of
                                        Directors
Michael Taylor                  55      Director


Mark Blundell is the Chief Executive Officer, President, Chief Financial Officer and a director of the Company and has served in these capacities since the Company's inception. From October 1991 until December 1993, Mr. Blundell was initially the Chief Executive Officer of MTI's European subsidiary and then the Chief Operating Officer and Chief Financial Officer of MTI in New York. He was also a director of MTI from December 1993 to March 1994. From May 1988 to October 1991, Mr. Blundell was the Chief Executive Officer of London Fox, the futures and options exchange, where he introduced the first international electronic trading system. He is also a director and President of Lancer, a company initially formed to hold the intellectual property rights relating to the New Paradigm Architecture and which currently conducts no business. Lancer is a principal shareholder of the Company. Mr. Blundell received an M.A. in Politics, Philosophy and Economics from Pembroke College, Oxford.

Matthew Fludgate has been the Secretary and Vice President of Administration for the Company since May 9, 1997. Prior to this he was the Business Manager for the Company since November, 1993. From June 1993 through October 1993 Mr. Fludgate was an Executive Assistant at Management Technologies, Inc. Mr. Fludgate received a B.S. in Business Economics from the State University of New York at Oneonta.

Daniel A. Gordon, an attorney, has been a director and Chairman of the Board of Directors of the Company since November 1993. He has been a principal with Corporate Growth Services since 1992. Corporate Growth Services provides consulting support services to businesses in the early stages of development. From 1989 to 1992, Mr. Gordon served as President of COIN Banking Systems, Inc., which had been the banking systems division of COIN Financial Systems Inc. Mr. Gordon had served as Chairman and Chief Executive Officer of COIN Financial Systems Inc. from 1984 to 1989. He received a B.A. in English from Dartmouth College and an L.L.B. from George Washington University.

Michael Taylor has been a director of the Company since
April 26, 1996. Since December 3, 1996 he has been a Senior Vice President of Gilford Securities. Prior to that he was a Managing Director of Investment Banking at Laidlaw Equities from March 1996. He was Associate Director of Investment Banking for Josephthal Lyon & Ross from June 1989 to March 1996. From early 1980 until joining Josephthal, he was President of Mostel & Taylor Securities, Inc., a NASD-member investment banking and brokerage firm. He has been involved in the securities industry since 1966, when he joined Lehman Brothers as an analyst. He has been a director of NDE Environmental, Inc. since July 1992. He is also Chairman of the Board of Jennifer Muller/The Works, a contemporary dance company. He attended Amherst College and Columbia University. In 1991, the Securities and Exchange Commission entered an administrative order finding that, in 1988 and 1989, Mr. Taylor aided Mostel & Taylor Securities, Inc. in connection with certain violations of the net capital requirements for securities broker-dealers imposed by the Securities Exchange Act of 1934, and suspended him from associating with a broker, dealer, investment company, investment adviser or municipal securities dealer in any capacity for 90 days and in a proprietary or supervisory capacity for an indefinite period with the right to apply for removal of such suspension after two years. He has applied to remove the suspension. Mr. Taylor consented to the order without admitting or denying its findings.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports on Forms 3, 4 and 5 concerning their ownership of the Common Stock and other equity securities of the Company.

Based solely on the Company's review of copies of such reports and written representations that no other reports were required, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 1997,

Item 10.  Executive Compensation

The following table sets forth information concerning the compensation of the Company's chief executive officer and each of the other executive officers (the "Named Officers") for services rendered in all capacities to the Company. The
Company has only four executive officers.

SUMMARY COMPENSATION TABLE

                                             Annual Compensation        Long Term Compensation
Name and Principal Position   Fiscal Year   Salary   Bonus  Other      Securities  Restricted   All Other
                                Ended                       Annual     underlying    Stock    Compensation
                              March 31,                   Compensation   options    Awards

Mark Blundell - Chief Exec-    1995       $150,000      $0  $45,000(1)          0        $0       $1,456(2)
utive Officer, Chief Finan-    1996       $150,000 $20,000  $57,000(1)     38,666        $0       $1,100(2)
cial Officer & President       1997       $150,000      $0  $57,000(1)    149,999        $0       $1,100(2)

John Brann -                   1995       $100,000      $0       $0             0        $0           $0
Vice President - Technology(3) 1996        $75,000      $0  $25,000(4)     38,666        $0         $810(2)
                               1997       $100,000      $0       $0       149,999        $0         $810(2)

Philip V. Caltabiano -         1995       $100,000      $0       $0             0      $188(6)        $0
Senior Vice President -        1996       $100,000      $0       $0        33,333      $188(6)        $0
Sales and Marketing (5)        1997        $50,000      $0  $75,000(7)    100,000      $188(6)        $0

Nicholas Field                 1995        $70,000      $0       $0             0      $100(9)        $0
Vice President -               1996        $80,000      $0       $0        22,500       $50(9)        $0
Implementation (8)             1997        $80,000      $0       $0        66,000        $0(9)        $0

Matthew Fludgate               1995        $33,000      $0       $0             0        $0           $0
Secretary and Vice President   1996        $35,000  $5,000       $0         8,667        $0           $0
- Administration               1997        $42,000      $0       $0        15,000        $0           $0

<F1> (1) Reflects a non-accountable expense allowance of $4,000 per month and a car allowance of $750 per month paid to Mr.
Blundell.

<F2> (2) Reflects the insurance premium paid by the Company for term life insurance for Mr. Blundell and Mr. Brann.

<F3> (3) Resigned effective May 9, 1997.

<F4> (4) Reflects severance pay paid to Mr. Brann when his
employment terminated on March 18, 1996 upon expiration of his visa to work in the United States. Mr. Brann was reemployed by the Company upon being granted a new visa on August 1,1996.

<F5> (5) Resigned effective September 25, 1996.

<F6> (6) Upon first joining the Company in 1993, the Company awarded Mr. Caltabiano a stock grant of 20,000 shares of Common Stock, 15,000 of which have vested. The amounts included in the table reflects 5,000 shares of Common Stock that vested in each of the fiscal years ended March 31, 1995 and March 31, 1996. These shares were awarded in connection with the organization of the Company and have been valued at par value ($.01 per share) before giving effect to a reverse split of the Company's Common Stock that was approved by the Company's shareholders on April 18, 1995.

<F7> (7) Reflects payment agreed to be paid in respect of a termination agreement dated September 27, 1996.

<F8> (8) Resigned effective March 21, 1997.

<F9> (9) Upon first joining the Company in 1993, the Company awarded Mr. Field a stock grant of 8,000 shares of Common Stock, all of which have vested. The amount included in this table reflects 2,667 shares that vested during the year ended March 31, 1995 and 1,333 shares that vested during the year ended March 31, 1996. These shares were awarded in connection with the organization of the Company and have been valued at par value ($.01 per share) before giving effect to a reverse split of the Company's Common Stock that was approved by the Company's shareholders on April 18, 1995.


OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 1997

The following table sets forth all grants of stock options made during the fiscal year ended March 31, 1997 pursuant to the Company's Stock Option Plan to the Named Officers:

                            Individual Grants

Name                    Number of      % of Total          Average      Expiration
                        Securities   Options Granted      Exercise or    Date
                        Underlying   to Employees in      Base Price
                        Options      Fiscal Year          Per Share
                        Granted      Ended March 31,
                                        1997 (a)

Mark Blundell           149,999         21%                 $1.25       November 2000
John Brann (b)          149,999         21%                 $1.25       November 2000
Philip V. Caltabiano    100,000         14%                 $1.25       November 2000
Nicholas Field (b)       66,000          9%                 $1.25       November 2000
Matthew Fludgate         15,000          2%                 $1.625      November 2000
All Shareholders            N/A         N/A                 N/A         N/A
All Optionees (a)       715,000         N/A                 $1.35       November 2000


<F1> (a) Includes 30,000 shares of Common Stock issuable upon exercise of options granted to outside directors.

<F2> (b) Mr Field resigned on March 21, 1997 and Mr. Brann
resigned on May 9, 1997. The terms of the Option Plan provide that these options will expire 90 days after the date of resignation unless exercised prior to such date. As at June 31, 1997 none of these options have been exercised.


        AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED MARCH
                31, 1997 AND YEAR-END OPTION VALUES

The following table sets forth information with respect to options exercised by each of the Named Officers during the fiscal year ended March 31, 1997 and the number and value of unexercised options as of March 31, 1997:


                   Shares       Value           Number of Securities       Value of Unexercised in-
                  Acquired      Realized       Underlying Unexercised       -the-Money Options at
                 on Exercise                      Options at March              March 31, 1997(a)
Name                                                   31, 1997
                                              Exercisable  Unexercisable  Exercisable  Unexercisable
Mark Blundell           0          $0           38,666        149,999           $0          $0
John Brann              0           0           38,666        149,999           $0          $0
Philip V. Caltabiano    0           0                0              0           $0          $0
Nicholas Field          0           0           22,200         66,000           $0          $0
Matthew Fludgate        0           0            8,667         15,000           $0          $0


<F1> (a) Based on the closing price of New Paradigm Software Corp.
Common Stock on March 31, 1997 of $0.50 as reported on NASDAQ
Bulletin Board.

Employment Contracts

The Company has entered into employment contracts with Messrs. Blundell, Brann and Caltabiano. The employment contracts of Messrs. Blundell, Brann and Caltabiano contain the following principal features.

Mr. Blundell: Term: Five years with a remaining term of approximately two years (1994-1999); Base Salary: $200,000 per annum (Mr. Blundell has waived $50,000 per annum of this Base Salary (which is not being accrued) until such time as the Company would otherwise be able to report a pre-tax annual profit in excess of $75,000); Allowances: Mr. Blundell receives a non-accountable expense allowance of $4,000 per month and a car allowance of $750 per month. Common Stock Award: Mr. Blundell received 26,667 shares of Common Stock. If the Company achieves at least $2.5 million in sales in any period of twelve consecutive months, Mr. Blundell will be paid a bonus of $50,000. Mr. Blundell's employment contract provides that if such bonus target is achieved and such bonus paid, he and the Company will negotiate a new bonus arrangement. Mr. Blundell is entitled to receive a death benefit of $1,000,000 payable to a beneficiary named by him. The Company has obtained a life insurance policy to fund this benefit. Mr. Blundell's employment agreement will renew automatically from year to year unless Mr. Blundell or the Company gives notice of termination to the other on or before May 1 of any year beginning in 1999. In the event that the Company terminates the contract other than for cause, or in the event of a change of control or a sale of substantially all the assets of the Company, Mr Blundell is entitled to receive a payment equivalent to two year's benefits under the contract.

Mr. Brann: Term: Three years with a remaining term of approximately one year(1995-1998); Base Salary: $125,000 per annum (Mr. Brann has waived $25,000 per annum of this Base Salary (which is not being accrued) until such time as the Company would otherwise be able to report a pre-tax annual profit in excess of $75,000); Common Stock Award: Mr. Brann received 26,667 shares of Common Stock. Mr. Brann is entitled to a death benefit of $1,000,000 payable to a beneficiary named by him. The Company has obtained a life insurance policy to fund this benefit. Mr. Brann's employment agreement will renew automatically from year to year unless Mr. Brann or the Company gives notice of termination to the other on or before May 1 of any year beginning in 1999. Mr. Brann's employment as Vice President of Technology was terminated on March 21, 1996 when his visa to work in the United States expired. On May 13, 1997 the Company entered into an agreement with John Brann, the former Secretary and Vice President of the Company, to terminate his employment with the Company (the "Termination Agreement") pursuant to an employment agreement dated June 14, 1993, as amended. Termination of Mr. Brann's employment is a condition under the purchase agreement with VIE. As consideration for the termination under the Termination Agreement the Company agreed to pay Mr. Brann a total of $50,000 on the earlier of
(i) the closing of the purchase agreement between the Company and VIE, or (ii) Mr. Brann entering into employment with VIE. The Company will receive a $30,000 loan from Mr. Brann to be repaid under the following terms (a) 50% of all royalties due to the Company under the purchase agreement with VIE up to a total of $40,000, or (b) full payment of the principal of the loan at any time including interest at 8% per annum. The Company has been verbally informed by VIE that it intends to employ Mr. Brann. The Company has also been informed that Mr. Brann will be granted certain stock options in VIE in connection with such employment.

Mr. Caltabiano: Term: Three years (but terminated as set forth below); Base Salary: $100,000 per annum plus commissions on sales; Common Stock Award: Mr. Caltabiano received 20,000 shares of Common Stock, 15,000 of which have vested.. On September 25, 1996, Mr. Caltabiano left the Company and the employment agreement was terminated for 5,000 shares of Common Stock, a $50,000 termination fee and a $25,000 consulting fee.

The directors of the Company currently receive a retainer of $1,000 per quarter and a fee of $1,000 for each meeting of the Board of Directors that they attend. They are also reimbursed by the Company for their direct costs for attending meetings. On December 8, 1993, Mr. Gordon and three former directors were each granted, as remuneration for service on the Board of Directors, an option ("Directors' Options") to acquire, at a price of $5.00 per unit, 10,000 units, each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock at an exercise price of $6.00 per share ("1993 Warrant"). These options will expire on November 1, 1998. On April 26, 1995 Messrs. Blundell, Brann, Gordon and two former directors were granted options under the Company's Stock Option Plan to purchase 5,333 shares of Common Stock each at an exercise price of $4.50 per share. These options became exercisable on April 26, 1996 and expire on April 26, 2005. On November 30, 1995 Mr. Gordon and two former directors were each granted options under the Company's Stock Option Plan to purchase 10,000 shares of Common Stock at an exercise price of $5.125 per share. Messrs. Blundell and Brann were granted options under the Company's Stock Option Plan to purchase 20,000 shares of Common Stock at the same exercise price. These options become exercisable on November 30, 1996 and expire on November 30, 2000. On April 24, 1996, Mr. Taylor was granted options under the Company's Stock Option Plan to purchase 10,000 shares of Common Stock at an exercise price of $5.125 per share. These options become exercisable on April 24, 1997 and expire on April 24, 2001.

Pursuant to an Underwriting Agreement dated August 11, 1995 (the "Underwriting Agreement") between the Company and First Allied Securities, Inc., as representative (the "Representative") of the underwriters in the Company's initial public offering, the Company agreed that until September 11, 1996 it would not issue any options to any director or officer of the Company without the prior written consent of the Representative. The Representative agreed to the issuance of the options granted in November 1995.

Item 12.  Security Ownership of Certain Beneficial
Owners And Management

The following table indicates the beneficial ownership of the Company's Common Stock as of May 1, 1997, by (1) each of the directors, (2) each of the executive officers of the Company,
(3) all directors, and executive officers of the Company as a group and (4) each person or entity which beneficially owned in excess of five percent of the Common Stock, based upon information supplied by each of the directors, nominees, executive officers and five percent beneficial owners:

Common Stock

Name of Beneficial Owner(a)     Right to       Right to      Total Number   Percent of
                              Sole Voting    Shared Voting     of Shares    Common Stock
                              and Investment and Investment  Beneficially   Beneficially
                                 Power           Power          Owned          Owned

Mark Blundell                  220,665(b)       199,999(c)      420,664         16%
John Brann                     219,332(d)       199,999(c)      419,331         16%
Matthew Fludgate                25,508(e)             0          25,508          1%
Daniel Gordon                   35,333(f)             0          35,333          1%
Lancer Holdings                199,999(g)             0         199,999          8%
Midland Associates             619,999(h)             0         619,999         24%
Michael Taylor                  10,000(i)             0          10,000         (j)
Robert Trump                   350,000(k)       619,999(l)      969,999         34%
All Directors and
Executive
Officers of the
Company as a
group (a total of
5 persons)                      510,838(m)      199,999(n)      710,837         23%


<F1> (a) The shares of Common Stock beneficially owned by each person or by all directors and executive officers as a group, and the shares included in the total number of shares of Common Stock outstanding used to determine the percentage of shares of Common Stock beneficially owned by each person and such group, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

<F2> (b) Consists of (i) 26,667 shares of Common Stock, (ii) 5,333 shares of Common Stock issuable upon exercise of warrants issued in a 1994 private placement of the Company's securities (the "1994 Warrants"), (iii) 38,666 shares of
Common Stock issuable upon exercise of options granted under the Company's Stock option Plan ("SOP") that are currently exercisable, and (iv) up to 149,999 shares of Common Stock underlying stock options be granted under the Executive
Stock Option Plan.  .

<F3> (c) Represents the holdings of Lancer Holdings of which Mr.
Blundell and Mr. Brann are each 33% owners and directors and officers. Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of warrants held by Lancer (the "MBA Warrants").

<F4> (d) Consists of (i) 26,667 shares of Common Stock, (ii) 4,000 shares of Common Stock issuable upon exercise of 1994
Warrants, (iii) 38,666 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable and (iv) up to 149,999 shares of Common Stock underlying stock options granted under the Executive Stock
Option Plan.

<F5> (e) Consists of (i)  534 shares of Common Stock, (ii)  1,307 shares of Common Stock issuable upon exercise of 1994
Warrants and (iii) 23,667 shares of Common Stock issuable upon the exercise of options granted under the SOP

<F6> (f) Consists of (i) 10,000 shares of Common Stock and 10,000 shares of Common Stock underlying 1993 Warrants issuable upon exercise of Directors' Options granted in 1993 to non-employee directors of the Company and (ii) 15,333 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable.

<F7> (g) Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of the MBA warrants held by Lancer Holdings.

<F8> (h) Consists of 439,999 shares of Common Stock and 180,000 shares of Common Stock issuable upon exercise of warrants.
These securities were previously owned by Management
Technologies, Inc. ("MTI") and transferred to Midland
Associates in satisfaction of a loan to MTI by Midland
Associates.

<F9> (i) Consists of 10,000 shares of Common Stock issuable upon exercise of options granted under the SOP.

<F10> (j) Less than 1%.

<F11> (k) Consists of (i) 200,000 shares of Common Stock issuable upon exercise of 1994 Warrants (ii) 150,000 shares of Common Stock issuable upon exercise of warrants having an exercise price of $2.00 per share issued by the Company in connection with a loan by Mr. Trump that was subsequently canceled as partial consideration for issuance of the Series C Redeemable Preferred Stock (the "Trump Warrants").

<F12> (l)  Represents the holdings of Midland Associates. Consists of the securities listed in note h above.

<F13> (m) Consists of all of the securities in notes b-f above.

<F14> (n) Consists of the securities in note g above.


The following table indicates the beneficial ownership of the Company's Preferred Stock as of May 1, 1997, by (1) each of the directors, (2) each of the executive officers of the Company, (3) all directors, and executive officers of the Company as a group and (4) each person or entity which beneficially owned in excess of five percent of the Preferred Stock, based upon information supplied by each of the directors, nominees, executive officers and five percent beneficial owners:

Series C Redeemable Preferred Stock (a)

Name of Beneficial Owner(a)     Right to       Right to      Total Number   Percent of
                              Sole Voting    Shared Voting     of Shares    Common Stock
                              and Investment and Investment  Beneficially   Beneficially
                                 Power           Power          Owned          Owned

Mark Blundell                     0                0              0             0%
John Brann                        0                0              0             0%
Matthew Fludgate                  0                0              0             0%
Daniel Gordon                     0                0              0             0%
Lancer Holdings                   0                0              0             0%
Midland Associates                0                0              0             0%
Michael Taylor                    0                0              0             0%
Robert Trump                800,000                0        800,000           100%
All Directors and
Executive
Officers of the
Company as a
group (a total of
5 persons)                        0                0              0             0%


<F1> (a) The only preferred stock outstanding as at March 31, 1997 was the Series C Redeemable Preferred Stock. Each Series C
Redeemable Preferred Share has four (4) votes on any matter to be put to a vote of the Company's shareholders. The
Series C Redeemable Preferred Shares therefore represent 56% of the votes on any matter to be put to a vote of the Company's shareholders.

<F2> (b) The shares of Preferred Stock beneficially owned by each person or by all directors and executive officers as a group, and the shares included in the total number of shares of Preferred Stock outstanding used to determine the percentage of shares of Preferred Stock beneficially owned by each person and such group, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other preferred stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

Item 12.  Certain Relationships and Related Transactions

General

The following is a discussion of certain transactions entered into by the Company with officers, directors, security holders and affiliates thereof. The Company believes that the terms of these transactions were no less favorable to the Company than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions.

The Company has adopted a policy whereby any future transactions, including loans, between the Company and its directors, officers, principal shareholders and other affiliates, will be on terms no less favorable to the Company than could be obtained from unaffiliated third persons on an arm's-length basis at the time that the transaction was entered into and will be reviewed and approved by a majority of the Company's directors, including a majority of the Company's independent disinterested directors.

Issuance of Securities to Directors, Executive
Officers and Their Affiliates

In a private placement of the Company's securities for which a closing was held on October 20, 1994 (the "1994 Financing"), Mr. Blundell purchased for $15,000 a fractional unit comprised of (i) a two-year promissory note with an increasing interest rate starting at 10% per annum (a "1994 Note") in the principal amount of $15,000 and (ii) 1994 Warrants exercisable for 12,000 shares of Common Stock; Mr. Brann purchased for $5,000 a fractional unit comprised of (i) a 1994 Note in the principal amount of $5,000 and (ii) 1994 Warrants exercisable for 4,000 shares of Common Stock; Mr. Blundell subsequently transferred 1994 Warrants exercisable for 6,667 shares of Common Stock. The shares of Common Stock issuable upon exercise of the 1994 Warrants purchased in the 1994 Financing by the foregoing directors and executive officers are registered for sale under the Securities Act of 1933.

On March 22, 1995, 33,333 shares of Common Stock and warrants (the "MBA Warrants"), which are exercisable for 33,333 shares of Common Stock at an exercise price of $5.63 per share, subject to adjustment under certain circumstances, were issued to Mark Blundell and Associates (now known as Lancer) in connection with the Company's acquisition of the New Paradigm Architecture. See "New Paradigm Architecture." The MBA Warrants will expire on March 21, 2000 and are not redeemable.

See "Executive Compensation - Directors Compensation" and
"Options Grants in Fiscal Year Ended March 31, 1997" with respect to options granted to directors and executive officers of the Company during the fiscal year ended March
31, 1997.

New Paradigm Architecture

The Company acquired the rights to its proprietary approach to developing computer programs (the "New Paradigm Architecture") used to develop its COPERNICUS software and related intellectual property rights from Lancer as of March 22, 1995 for a consideration equal to 33,333 shares of Common Stock and the MBA Warrants. Lancer no longer holds any right, title or interest in COPERNICUS or the New Paradigm Architecture. Prior to the acquisition of the New Paradigm Architecture, the Company held an exclusive, perpetual license to use the New Paradigm Architecture from Lancer. The Company acquired the license pursuant to a license agreement with Lancer dated as of July 20, 1993. Pursuant to the July 20, 1993 license agreement, the Company made a one-time payment of 133,333 shares of Common Stock in 1993 and annual license fee payments of $10,000 in 1993 and 1994.

The Company's Chief Executive Officer and President, Mark Blundell, and its former director and Vice President of Technology, John Brann, collectively own 66% of the voting stock of Lancer. Messrs. Blundell and Brann have no direct or indirect interest in the remaining 34% of the voting stock of Lancer. Messrs. Blundell and Brann are the only directors of Lancer Holdings and Mr. Blundell is a director of the Company.

Other Transactions

Mr. Jeff Kahn, a former director, is the President of Kahn Communications Group Inc.("KCG"), a division of Ruder Finn. Kahn Communications Group provided public relations services to the Company from its inception until December 1996 for which it received a monthly fixed fee from the Company of $5,000. KCG also provided special event related marketing services to the Company for which it received additional fees on a per engagement basis. In the fiscal year ended March 31, 1996, KCG received $88,589 and in the fiscal year ended March 31, 1997, in such fees. The Company ceased using the services of KCG in December 1996 following the termination of the Company's marketing program.

On September 1, 1995 the Company entered into a consulting contract with Corporate Growth Services, a corporation owned by Mr. Gordon, Chairman of the Board of Directors. Corporate Growth Services provides small development stage companies with management consulting. Under the terms of the contract Corporate Growth Services receives a consulting fee of $2,000 per month over and above any fees Mr. Gordon receives for attending meetings of the Board of Directors. In the fiscal year ended March 31, 1996 Corporate Growth Services received $18,000 in such fees and in the fiscal year ended March 31, 1997, $24,000..

Effective March 31, 1996, the Company entered into a five-year value added reseller agreement with Petra, Inc. ("Petra"). Petra's president, Mr. Barrington J Fludgate, is a consultant to and a former director of the Company. The Company granted to Petra the right to license and distribute the Company's COPERNICUS software program integrated with Petra's products. Petra never paid the license fee of $100,000 due to the Company on September 30, 1996, and consequently the Company terminated the agreement.

Loan from Mr. Robert Trump

In early January, 1997, in order to continue operating, the Company solicited a $150,000 loan from Mr. Robert Trump which was received on January 16, 1997. The principal terms of this loan were as follows:

o Advance:              $150,000.
o Term:                 6 months (to expire July 14th, 1997).
o Interest Rate:        To be paid in warrants, see below.
o Warrants:             150,000 three-year warrants with an
exercise price of $2.00 per share, in lieu
			of interest.

Other terms:	The 180,000 Midland Warrants, held by Midland
Associates, an affiliate of Mr. Trump, were amended as follows: The expiration date was changed from August 11, 1998 to January 16, 2002 and the exercise price reduced from $3.75 to $2.00 per share.

Series C Redeemable Preferred Stock

On March 13, 1997, Mr. Robert Trump agreed to advance the Company a further $50,000 which the Company urgently required in order to continue its operations and meet its payroll obligations. The earlier $150,000 advance and the March 13, 1997 $50,000 advance were combined into $200,000 to be used to subscribe for 800,000 shares of Series C Redeemable Preferred Stock, $0.01 par value, with the following principal terms:

o Each Series C Redeemable Preferred Share has four (4) votes on any matter to be put to a vote of the Company's shareholders.
o The Series C Redeemable Preferred Stock can be redeemed at the Company's option at any time upon payment of $200,000.
o The Series C Redeemable Preferred Stock can be redeemed at the holder's option following any investment in the Company or a sale of any of the Company's assets where the proceeds are $2,000,000 or more.
o The Series C Redeemable Preferred Stock will have preference in the event of any liquidation of the Company to the extent of $200,000.

The Company therefore intends to redeem the Series C Redeemable Preferred Stock using $200,000 of the proceeds of the closing of the transactions contemplated by the Purchase Agreement. At that time, there were no other sources of funds actually offered to the Company. Management believes that these terms were the best it could secure at that time, and these terms were arrived at through arms-length negotiations with Mr. Trump. The level of four votes per share was required by the Mr. Trump in order to give him significant influence in the approval of any potential sale of COPERNICUS to ensure that the advance was repaid. The Series C Preferred Stock represent 56% of the votes on any matter to be put to a vote of the Company's shareholders, and increased the proportion of the vote on any such matter exercisable by Mr. Trump, and Midland Associates, (with which he is affiliated) from 18% to 64%.

Management believes that the Company was able to secure improved terms from Level 8 and then from VIE as a result of this transaction. Neither Mr. Trump nor Midland Associates is affiliated with either Level 8 or VIE.

PART IV

Item 14. Exhibits, Financial Statements and Reports on Form 8-K

A Exhibits

3.1
Restated Certificate of Incorporation of the Company, as amended by a Certificate of Amendment dated August 14, 1995 and as corrected by a Certificate of Corrections dated
August 24, 1995 (incorporated by reference to Exhibit 2 to
Form 10-QSB for the Quarterly Period ended June 30, 1995
"the June 1995 Form 10-QSB"))

3.1.1
Certificate of Designation establishing Series C Redeemable
Preferred Stock

3.2
By-laws of the Company (incorporated by reference to Exhibit
3.2 to Amendment No. 1 to the Registration Statement on Form
SB-2 (File No. 33-92988NY (the "Registration Statement")).

4.1
Form of Warrant Agreement between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4 to the June 1995 Form 10-QSB)

4.2
Form of Representative's Warrant Agreement (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registration Statement).

4.3
Form of 1993 Warrant (incorporated by reference to Exhibit
4.3 to Amendment No. 1 to the Registration Statement).

4.4
Letter dated December 8, 1993 from the Company to Barrington
J. Fludgate granting Directors Options to purchase shares of Common Stock and 1993 Warrants. Substantially identical grants were made to Anthony J. Cataldo, Daniel A. Gordon and Jeff Kahn (incorporated by reference to Exhibit 4.4 Amendment to No. 1 to the Registration Statement).

4.5
Form of 1994 Warrant (incorporated by reference to Exhibit
4.5 to Amendment No. 1 to the Registration Statement).

4.6
Form of 1995 Warrant (incorporated by reference to Exhibit
4.6 to Amendment No. 1 to the Registration Statement).

4.7
Form of Lancer Warrant. (incorporated by reference to Exhibit 4.7 to the Registration Statement).

4.8
Form of Financial Advisory and Investment Banking Agreement with the Representative (incorporated by reference to Exhibit 4.8 to Amendment No. 3 to the Registration
Statement).

4.9
Form of Midland Warrant (incorporated by reference to Exhibit 4.9 to the Registration Statement).

4.10
Form of Agreement between the Company and Josephthal Lyon &
Ross incorporated regarding termination of certain warrants
(incorporated by reference to Exhibit 4.10 to Amendment No.
2 to the Registration Statement).

4.11
Option Agreement dated October 9, 1995 between the Company and the Electric Magic Company (incorporated herein by reference to Exhibit 4.11 to Form 10-QSB for the Quarterly
Period ended September 30, 1995 (the "September 1995 Form
10-QSB")).

4.12
Warrant issued to Omotsu Holdings Limited (incorporated by reference to Exhibit 4.12 to the September 1995 Form 10-
QSB).

10.1.1
Blundell Employment Contract, as amended (incorporated by reference to Exhibit 10.1.1 to the Registration Statement).

10.1.2
Brann Employment Contract, as amended (incorporated by reference to Exhibit 10.1.2 to the Registration Statement).

10.1.3
Caltabiano Employment Contract, as amended (incorporated by reference to Exhibit 10.1.3 to the Registration Statement).

10.2
MBA Rights Purchase Agreement dated March 22, 1995
(incorporated by reference to Exhibit 10.2 to the Registration Statement).

10.3
Voting Trust Agreement (incorporated by reference to Exhibit
10.3 to Amendment No. 1 to the Registration Statement).

10.4
MTI Settlement Agreement dated as of May 26, 1995
(incorporated by reference to Exhibit 10.4 to the Registration Statement).

10.5.1
Paxcell, Inc. Distribution Agreement dated March 31, 1994
(incorporated by reference to Exhibit 10.5.1 to the Registration Statement).

10.5.2
Rivergate Systems, Inc. Distribution Agreement dated June
23, 1994 (incorporated by reference to Exhibit 10.5.2 to the Registration Statement).

10.5.3
New Venture Technologies Distribution Agreement dated
January  11, 1995 (incorporated by reference to Exhibit
10.5.3 to Amendment No. 1 to the Registration Statement).

10.6.1
Financial Performance Corporation Value-Added Reseller
Agreement dated April 29, 1994 (incorporated by reference to
Exhibit 10.6.1 to the Registration Statement).

10.6.2
Benson Software Systems, Inc. Value-Added Reseller Agreement dated October 25, 1994 (incorporated by reference to Exhibit
10.6.2 to the Registration Statement).

10.6.3
Praxis Value-Added Reseller Agreement dated January 9, 1995
(incorporated by reference to Exhibit 10.6.3 to the Registration Statement).

10.7
Novell Inc. Co-Marketing Letter Agreement dated December 2,
1994 (incorporated by reference to Exhibit 10.7 to the Registration Statement).

10.8
Publicitas Letter Agreement dated January 31, 1995
(incorporated by reference to Exhibit 10.8 to the Registration Statement).

10.9
Stock Option Plan of the Company (incorporated by reference to Exhibit 10.9 to the Registration Statement).

10.10
Accounts Receivable Purchase and Sale Agreement between the
Company and MTB Bank (incorporated by reference to Exhibit
10.10 to Amendment No. 1 to the Registration Statement).

10.11
Software License Agreement dated May 31, 1995 between the
Company and Marriott International, Inc. (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Registration Statement).

10.13
Marriott Acceptance Certificate, dated June 8, 1995
(incorporated by reference to Exhibit 10.13 to Amendment No.
2 to the Registration Statement).

10.14
Agreement dated October 9, 1995 between the Company and
Electric Magic Company (incorporated by reference to Exhibit
10.14 to the September 1995 Form 10-QSB).

10.15
Agreement dated October 31, 1995 between the Company and
Camelot Corporation (incorporated by reference to Exhibit
10.15 to the September 1995 Form 10-QSB).

10.16
Note issued by the Company to Mr. Robert Trump dated January
15, 1997 (incorporated by reference to Form 8-K filed
January 16, 1997).

10.18
Lease dated October 31, 1997 between the Company and
GoAmerica Tours, Inc. (incorporated by reference to Exhibit
10.18 to the December 31, 1996 Form 10-QSB).

10.19
Agreement dated as of April 1, 1997 between the Company and Custom Information Systems, Inc. (incorporated by reference to Form 8-K filed May 2, 1997)

10.20
Letter Agreement dated March 19, 1997 between the Company and Level 8 Systems, Inc.

10.21
Agreements dated as of May 9, 1997 between the Company and VIE Systems, Inc. (incorporated by reference to Form 8K filed May 16, 1997)

10.22
Agreement dated December 18, 1996 between the Company and
International Business Machines, Inc. ("IBM")
(incorporated by reference to Exhibit 10.22 to the March 31, 1997
Form 10-KSB/A).

11 Statement re: computation of per share earnings (losses)

24 Power of Attorney.

99 Financial data schedule

B. Reports on Form 8-K

	The following reports have been filed on Form 8-K since
February 15, 1997.

1) March 17, 1997 New Paradigm Software Corp. Reports
Delisting from NASDAQ SmallCap Market

2) March 19, 1997 New Paradigm Software Corp. Reports
Financing - Preferred Stock Issue

3) April 17, 1997 New Paradigm Software Corp. Reports
Sale of EDI Business for $300,000

4) May 9, 1997 Mr. John Brann Resigns as Director and
Corporate Secretary of the Company

5) May 23, 1997 New Paradigm Software Corp. Announces
Sale of COPERNICUS

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      NEW PARADIGM SOFTWARE CORP.
                                           (Registrant)



Date:	June 30, 1997			_/s/ Mark Blundell________________
                                             Mark Blundell
                                             President & Chief Executive
                                             Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature                       Title                           Date

    /s/Mark Blundell
    Mark Blundell        Chief Executive Officer  and
                         President (principal executive
                         officer, principal financial
                         officer and principal
                         accounting officer) and Director       June  30, 1997

     /s/Daniel A. Gordon
     Daniel A. Gordon
By Arthur M. Mitchell
Attorney in fact        Chairman of the Board of Directors      June 30, 1997

     /s/ Michael Taylor
     Michael Taylor     Director                                June 30, 1997


                        AUDITED FINANCIAL STATEMENTS


                NEW PARADIGM SOFTWARE CORP. AND SUBSIDIARIES


                      CONSOLIDATED FINANCIAL STATEMENTS



                     YEARS ENDED MARCH 31, 1997 AND 1996



Report of independent certified public accountants              F-2

Consolidated financial statements:
        Balance sheet                                           F-3
        Statements of operations                                F-4
	Statements of shareholders' equity (capital deficit)	F-5 - F-6
        Statements of cash flows                                F-7
        Notes to consolidated financial statements              F-8 - F-20


Report of Independent Certified Public Accountants

New Paradigm Software Corp.
	and Subsidiaries
New York, New York

We have audited the accompanying consolidated balance sheet of New Paradigm Software Corp. and Subsidiaries as of
March 31, 1997, and the related consolidated statements of operations, shareholders' equity (capital deficit), and cash flows for the two years in the period ended March 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New Paradigm Software Corp. and Subsidiaries at March 31, 1997, and the results of their operations and their cash flows for the two years in the perios ended
March 31, 1997, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 1, the Company has incurred significant losses since its inception and as discussed in
Note 14, the Company has entered into agreements to dispose of its COPERNICUS and EDI businesses. At March 31, 1997 the
Company had deficiencies in working capital and equity.
These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


BDO Seidman, LLP

New York, New York

June 25, 1997


NEW PARADIGM SOFTWARE CORP. and SUBSIDIARIES


                        Consolidated Balance Sheet

                                                     March 31, 1997

Assets
   Current:
      Cash and cash equivalents                            $328,168
      Accounts receivable                                    50,612
      Other receivables and prepayments                      32,487
                                                            ________
           Total current assets                             411,267

Property and equipment, less accumulated depreciation and
    amortization (Note 3)                                   168,920
Investment in restricted common stock at market value
    (Note 10)                                                14,759
Assets held for sale (Note 14)                              691,491
Other assets, less accumulated amortization (Note 4)         71,266
                                                       ------------
                                                         $1,357,703
Liabilities and Capital Deficit
   Current:
      Loan payable (Note 5)                                $550,000
      Accounts payable and accrued expenses                 806,690
      Deferred rent payable (Note 7a)                        71,127
                                                       ------------
         Total current liabilities                        1,427,817
      Redeemable Series C shares authorized and outstanding
      800,000                                               200,000
                                                        ___________

Commitments and contingencies (Note 7)
Capital deficit (Notes 2,8 and 10):
   Preferred stock, $.01 par value - shares authorized
10,000,000:
     Series A shares authorized, 1,000,000; none issued and
     outstanding                                                  -
     Series B shares authorized 2,000,000; none issued and
     outstanding                                                  -
     Common stock, $.01 par value - shares authorized
     50,000,000; issued and outstanding 2,451,729            24,517
     Additional paid-in capital                           9,150,209
     Unrealized loss on investment in restricted common
     stock                                                 (335,241)
     Deficit                                             (9,109,599)
                                                       ------------
           Total Capital deficit                           (270,114)
                                                       ------------
                                                         $1,357,703

        See accompanying notes to consolidated financial statements

                   NEW PARADIGM SOFTWARE CORP. and SUBSIDIARIES
                      Consolidated Statements of Operations

                                               Year ended        Year ended
                                              March 31, 1997   March 31, 1996

Revenues:
     Consulting                               $   64,976          $     -
                                                _________        __________
                                                  69,976                -
Expenses:
     Employee costs                              630,616           520,356
     General and administrative (Note 12a)       340,744           215,199
     Professional fees                           244,731           256,148
     Marketing (Note 12b)                        164,238            88,461
     Occupancy                                   197,230           198,365
     Depreciation and amortization                49,604            37,803
                                                _________        __________
                                               1,627,163         1,316,332
                                                _________        __________
           Loss from operations               (1,562,187)       (1,316,332)
Other income (expense):
     Interest income                              25,099           112,251
     Gain on sale of assets (Note 10)                  -            24,865
     Interest expense                                  -           (63,724)
     Amortization of debt discount and
       deferred financing costs                        -          (375,546)
                                                _________        __________
                                                  25,099          (302,154)
Loss from continuing operations               (1,537,088)       (1,618,486)
Loss from discontinued operations (Note 14)   (1,438,319)       (1,941,806)
                                                _________        __________
Net Loss                                     $(2,975,407)      $(3,560,292)
                                                _________        __________
Loss per  Common share from continuing
operations                                        $(0.63)           $(0.93)
Loss per Common share from discontinued
operations                                         (0.58)            (1.11)
Loss per Common share                             ($1.21)           ($2.04)
                                                _________        __________
Weighted average common shares
    outstanding                                2,449,428          1,743,472

        See accompanying notes to consolidated financial statements

                NEW PARADIGM SOFTWARE CORP. and SUBSIDIARIES

       Consolidated Statements of Shareholders' Equity (Capital Deficit)
               Years ended March 31, 1997 and 1996 (Note 8)

                        Preferred stock                      Additional     Unrealized                 Total
                        Series A, B and C     Common Stock Paid in Capital on investment   Deficit  Shareholders'
                                                                           in restricted            equity (capital
                        Shares    Par Value   Shares Par Value                stock                  deficit)
--------------------------------------------------------------------------------------------------------------------
Balance, April 1, 1995 1,240,500   $12,405   693,323   $6,933  $1,353,650 $        -    $(2,573,900) $(1,200,912)
Issuance of Series B
preferred stock
and  warrants in
private placement, net
of costs of $11,000,
April 1995               100,000     1,000         -        -      12,400          -              -       13,400
Conversion of MTI
debt to paid-in
capital, May 1995              -         -         -        -     491,284          -              -      491,284
Vesting of 1,333
shares issued to
an employee pursuant
to a restricted
grant, June 1995               -         -     1,333       13          37          -              -           50
Exercise of 1993
warrants at an
exercise price of
$.49 per share pursuant
to a special exercise
offer, July 1995               -         -    29,250      293      14,040          -              -       14,333
Conversion of Series A
preferred stock to
common, August 1995
(Note 8 (a))             (28,000)    (280)    28,000      280           -          -              -            -
Conversion of Series B
preferred stock to
common, August 1995
(Note 8(a))           (1,312,500) (13,125)   201,916    2,019      11,106          -              -            -
Sale of common
stock and warrants
in the Company's
initial public
offering, August
1995, @ $6.50 per
share, net of
underwriters' discount,
underwriters' expense
allowance and other
expenses of the offering
(Note 2)                       -        -  1,200,000   12,000   5,813,703          -              -    5,825,703
Issuance of common stock
upon exercise of the
underwriters' overallotment
option, September 1995,
net of underwriters'
discount and expenses
(Note 2)                       -        -    180,000    1,800   1,064,430          -              -    1,066,230
Issuance of common stock
for the purchase of Netphone,
November 1995 @ $3.00 per
share (Note 10)                -        -     80,000      800     239,200          -              -      240,000
Issuance of options for the
purchase of Netphone,
November 1995 (Note 10)        -        -          -        -         500          -              -          500
Issuance of common stock for
settlement of legal fees @
$5.38 per share, December
1995 (Note 8(d))               -        -     27,907      279     149,721          -              -      150,000
Vesting of 5,000 shares
issued to an employee pursuant
to a restricted grant,
December 1995                  -        -      5,000       50         138          -              -          188
Unrealized loss on
investment in restricted
stock(Note 10)                 -        -          -        -           -   (164,457)             -     (164,457)
Net loss for the year          -        -          -        -           -          -     (3,560,292)  (3,560,292)
-----------------------------------------------------------------------------------------------------------------
Balance,March 31, 1996         -        -  2,446,729  $24,467  $9,150,209  $(164,457)   $(6,134,192)  $2,876,027

           See accompanying notes to consolidated financial statement



        See accompanying notes to consolidated financial statements

                NEW PARADIGM SOFTWARE CORP. and SUBSIDIARIES

       Consolidated Statements of Shareholders' Equity (Capital Deficit)
               Years ended March 31, 1997 and 1996 (Note 8)

                        Preferred stock                      Additional     Unrealized                 Total
                        Series A, B and C     Common Stock Paid in Capital on investment   Deficit  Shareholders'
                                                                           in restricted            equity (capital
                        Shares    Par Value   Shares Par Value                stock                  deficit)
--------------------------------------------------------------------------------------------------------------------
Balance, March 31, 1996       -    $     -   2,446,729 $24,467 $9,150,209     $(164,457) $(6,134,192) $2,876,027
Issuance of Series C
redeemable preferred
stock in March 1997
(Note 8a)               800,000      8,000           -       -    192,000             -            -     200,000
Reclassification of
Series C Redeemable
Preferred Stock        (800,000)    (8,000)          -       -   (192,000)            -            -    (200,000)
Issuance of Common
Stock to terminated
employee                      -          -       5,000      50          -             -            -          50
Unrealized loss on
investment in restricted
stock (Note 10)               -          -           -       -          -      (170,784)           -           -
Net loss for the year         -          -           -       -          -             -   (2,975,407) (2,975,407)
--------------------------------------------------------------------------------------------------------------------
Balance,
March 31, 1997                -     $    -   2,451,729  $24,517 $9,150,209    $(335,241) $(9,109,599)  $(270,114)


        See accompanying notes to consolidated financial statements

               NEW PARADIGM SOFTWARE CORP. and SUBSIDIARIES
                 Consolidated Statements of Cash Flows (Note 9)

                                                 Year ended       Year ended
                                                 March 31, 1997  March 31, 1996

Cash flows from operating activities:
     Net Loss                                    $(2,975,407)      $(3,560,292)
        Adjustments to reconcile net loss to
        net cash used in operating activities:
            Depreciation and amortization            230,880           134,138
            Gain on sale of assets                         -           (24,482)
            Deferred rent payable                     71,127                 -
            Issuance of Common Stock to
             terminated employee                          50                 -
            Issuance of common stock to employees
             pursuant to a restricted grant                -               238
            Amortization of debt discount and
             deferred financing costs                      -           375,546
            Noncash interest expense                       -             3,110
            Changes in assets and liabilities:
              (Increase) decrease in:
                Accounts receivable                  (22,116)          (78,544)
                Receivable from related party         50,000           (50,000)
                Other receivables and prepayments     76,073          (108,560)
                Other assets                         (61,281)           (5,950)
            Increase (decrease) in:
                Accounts payable and accrued
                 expenses                            589,748          (144,337)
                Deferred revenue                      27,500            17,500
                                                     -------           -------
                Total adjustments                    961,981           118,659
                Net cash used in operating
                   activities                      2,013,426        (3,441,633)
                                                     -------           -------
Cash flows from investing activities:
     Purchases of property and equipment             (57,747)         (324,940)
     COPERNICUS development costs                   (276,746)         (218,950)
     Sale of property and equipment                        -             3,300
     Purchase of Netphone software                         -          (280,000)
     Sale of Netphone software                             -           193,532
     Patents, trademarks and organization
               costs                                 (91,385)           (5,985)
                                                     -------           -------
      Net cash used in investing activities:        (425,878)         (633,043)
                                                     -------           -------
Cash flows from financing activities:
     Proceeds from sale of Redeemable Preferred
       Class C stock                                 200,000                 -
     Proceeds from note payable                      550,000                 -
     Proceeds from private placements                      -           100,000
     Borrowings from shareholder                           -           107,283
     Repayment of debt                                     -        (1,632,500)
     Proceeds from bank loan                               -           100,000
     Repayment of bank loan                                -          (100,000)
     Repayment of shareholder loans                        -          (175,234)
     Proceeds from exercise of 1993 warrants               -            14,333
     Proceeds from Initial Public Offering of common
              stock and warrants                           -         7,283,973
                                                     -------           -------
        Net cash provided by financing activities    750,000         5,697,855
                                                     -------           -------
Net increase (decrease) in cash and cash
     equivalents                                  (1,689,304)        1,623,179
Cash and cash equivalents, beginning of period     2,017,472           394,293
Cash and cash equivalents, end of period            $328,168        $2,017,472

      See accompanying notes to consolidated financial statements


1. Organization and Summary of Accounting Policies

Organization

New Paradigm Software Corp. (the "Company") a New York corporation, was founded in July
1993  and commenced operations on
November 1, 1993. The Company is engaged in the research, development and marketing of computer software based upon a software architecture acquired from Lancer Holdings,
Inc. ("Lancer"), a related party (see
Note 7(c)).

In December 1995, the Company incorporated two wholly-owned subsidiaries, New Paradigm
Commerce (formerly known as New Paradigm
Golden-Link, Inc.) (See Note 14),consisting of its former electronic data interchange
("EDI") division, and New Paradigm
Inter-Link, Inc. ("NPIL") a subsidiary
created to research and develop commercial applications for the Internet.

The Company had no significant revenues
through March 31, 1997 and its activities had been limited to finalization of domestic and foreign patent agreements, organizational and initial capitalization activities, research and development of computer software products, initial marketing activities and pilot projects.

Basis of Presentation

The accompanying consolidated financial
statements have been prepared on the basis that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. At March 31, 1997 the Company had a deficit in working capital approximating $1,017,000, a capital deficit of approximately $270,000 and had incurred significant losses since inception. As discussed in Note 14, the Company has entered into agreements to dispose of its COPERNICUS and EDI businesses. General and administrative expenses, employee costs, professional fees and occupancy expenses from continuing operations will be incurred which, in the absence of significant income from new operations, will produce continuing net losses and an increase in capital deficit annually. Although there can be no assurance of its success, management intends to continue to develop its Internet business (through its subsidiary NPIL) and also intends to seek acquisitions of or other business combinations with other businesses in related fields. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Principles of Consolidation

The consolidated financial statements
include the accounts of the Company and its wholly-owned subsidiaries. All material intercompany accounts and transactions are eliminated.

Cash Equivalents

Cash equivalents are comprised of highly liquid debt instruments with original maturities of three months or less, principally money market accounts.

Investment in Equity Securities

Investment in restricted common stock is accounted for in accordance with Statement of Financial Accounting Standards No. 115,
"Accounting for Certain Investments in Debt and Equity Securities". Under Statement No.
115, debt and marketable equity securities are required to be classified in one of three categories: trading, available-for-sale or held to maturity. The Company's investment in restricted common stock qualifies under the provisions of Statement
No. 115 as available-for-sale. Such
securities are recorded at fair value, and unrealized holding gains and losses, net of the related tax effect, are not reflected in earnings but are reported as a separate component of shareholders' equity until realized.

Property, Equipment and Depreciation

Property and equipment are stated at cost.
Depreciation is computed using accelerated methods over the estimated useful lives of the assets, ranging from 5-7 years for financial and tax reporting purposes.

Intangible Assets

Patents and related trademarks are amortized using the straight-line method over 17 years, which is the estimated useful life of the patents.

Software rights are amortized using the
straight-line method over 5 years.

Copernicus development costs are amortized using the straight-line method over 5 years
(see Product Development).

Organization costs are amortized using the straight-line method over 5 years.

Revenue Recognition

Revenue from software products is recognized upon delivery to the customer. The Company's contracts with its customers provide for payment to be made on specified schedules which may differ from the timing of recognition of revenue. Customer advances are recorded as cash payments received in advance of delivery.

Maintenance fees are recognized
proportionately over the term of the
maintenance agreement. Customer service fees represent fees charged to customers for installation, configuration and modification of standard software to customer specifications. Revenue is recorded as work is performed under the relevant arrangement.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts of cash, and cash equivalents accounts receivable, other receivables, loans accounts payable and redeemable preferred stock approximate fair value because of the short maturity of these items.

Stock-Based Compensation

In October 1995, the Financial Accounting
Standards Board issued Statement of
Financial Accounting Standards No. 123,
"Accounting for Stock-Based Compensation"
("SFAS No. 123"). SFAS No. 123 requires
entities which have arrangements under which employees receive shares of stock or other equity instruments of the employer or the employer incurs liabilities to employees in amounts based upon the price of its stock to either record the fair value of the arrangements or disclose the pro forma effects of the fair value of the arrangements. During fiscal year ended
March 31, 1997, the Company has adopted the disclosure method of SFAS No. 123. The adoption of this method did not affect the Company's financial position, operating results or cash flows.

Product Development

Costs associated with product development subsequent to establishment of technological feasibility, including enhancements to software products, are capitalized and amortized as required by Statement of Financial Accounting Standards No. 86,
"Accounting for the Cost of Computer
Software to Be Sold, Leased, or Otherwise
Marketed" ("SFAS No. 86"). Costs incurred prior to achieving technological feasibility are expensed as incurred. On July 1, 1995, the Company established technological feasibility for its COPERNICUS software product and capitalized all enhancement and upgrade costs since that date as provided by SFAS No. 86.

Income Taxes

Income taxes are computed in accordance with the provisions of Statement of Financial
Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires, among other things, a liability approach to calculating deferred income taxes. SFAS No. 109 requires a company to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets must be reduced by a valuation allowance to amounts expected to be realized.

Net Loss Per Share

Net loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents during the periods. For the years ended March 31, 1996 and 1997, common stock options and warrants outstanding are not included in the calculation of weighted average number of common shares outstanding as their effect is antidilutive.
A portion of the proceeds from the Company's initial public offering ("IPO") of common stock and redeemable warrants was used to repay long-term debt. If such debt had been repaid at the beginning of the fiscal year ended March 31, 1996, with a portion of such proceeds, the Company's loss per share would have been $(1.76).

Recent Accounting Standards

1n 1997, the Financial Accounting Standards
Board issued Statement of Financial
Accounting Standards No. 128, "Earnings Per
Share" ("SFAS No. 128").  SFAS No. 128
specifies the computation, presentation, and disclosure requirements for earnings per share. SFAS No. 128 is effective for periods ending after December 15, 1997. The adoption of this statement is not expected to have a material effect on the consolidated financial statements.

2. Initial Public Offering

The registration statement for the Company's
IPO became effective on August 11, 1995. The
Company consummated the IPO on August 16,
1995 and issued 1,200,000 shares of common stock and 1,200,000 redeemable warrants
("Redeemable Warrants"), each entitling the holder to purchase one share of common stock at an initial exercise price of $7.80 per share. In September 1995, the underwriters in the IPO exercised the overallotment option granted to them by the Company and purchased 180,000 additional shares of common stock and 180,000 Redeemable Warrants upon the same terms and conditions as listed above. The Company raised proceeds of $6,891,933, net of underwriters' discount, underwriters' expense allowance and other expenses of the IPO.
 Each Redeemable Warrant entitles the holder to purchase one share of common stock
(subsequently adjusted to 1.029 common
shares per Redeemable Warrant) at an
exercise price of $7.80 per Redeemable
Warrant (subsequently adjusted to $7.58 per Redeemable Warrant) during a four-year exercise period commencing on August 11, 1996, one year after the anniversary of the IPO. The Redeemable Warrants may be redeemed by the Company upon 30 days' prior written notice, at a price of $.10 per warrant, provided that the average closing bid quotation of the common stock as reported on the over-the-counter market or the closing sale price, if listed on a national securities exchange, during a period of 20 consecutive trading days ending within 10 days prior to the date of such notice shall be not less than $9.75, subject to adjustment in certain circumstances
(subsequently adjusted to $9.48). The
Company also issued to the representative of the underwriters warrants to purchase
120,000 shares of common stock (subsequently adjusted to 123,480 common shares) at an exercise price of $7.80 per share
(subsequently adjusted to $7.58 per share) and 120,000 Redeemable Warrants at an exercise price of $.12 per Redeemable
Warrant.

3. Property and Equipment

Property and equipment consists of the following:

March 31, 1997

Computer equipment              $  225,396
Software                            21,804
Furniture and fixtures              79,343
Telephone system                    37,262
                                   -------
                                   363,805

Less:	Accumulated depreciation and
     amortization
                                   194,885
                                   -------
                                  $168,920

4. Other Assets

Other assets are summarized as follows:

March 31, 1997
Trademarks                      3,792
Organization costs              4,487
Security deposits              67,631
                              -------
                               75,910

Less: Accumulated
amortization                    4,644
                              -------
                               71,266

5. Loan Payable

On March 20, 1997 a corporation Level 8
Systems, Inc., interested in purchasing the COPERNICUS assets made a formal offer to the Company to purchase COPERNICUS. In connection with this offer, Level 8 Systems, Inc. advanced the Company a loan for $550,000. This loan matures on July 17,
1997, bears interest at 10% per annum and is collateralized by the COPERNICUS product and related assets. This offer stated that the Company was free to negotiate with other potential buyers of the COPERNICUS assets;
however, if the Company was to sell
COPERNICUS on or before the repayment of the loan a break-up fee of $100,000 would be payable to Level 8 Systems, Inc.. The proposed sale of COPERNICUS to VIE discussed in note 14 would represent such a sale and the break-up fee would be paid if such sale is approved by the shareholders.

6.
Income Taxes

The Company's net operating loss
carryforwards and deferred tax asset account are approximately as follows:



Period or Year                            Net operating       Net Deferred
ended March 31,     Year of expiration  loss carryforward       tax asset
---------------------------------------------------------------------------
1994                    2009                  $589,000           $   -
1995                    2010                 1,954,000               -
1996                    2011                 3,542,000               -
1997                    2012                 2,958,000               -
                                             ---------
                                             9,043,000           $   -

The tax benefit of these losses
(approximately $4,140,000 at March 31, 1997) is subject to significant limitations due to the change in control for income tax purposes resulting from the Company's IPO in August 1995. The tax benefit of these losses has been fully reserved by a valuation allowance of the same amount due to the uncertainty of its realization.

7. Commitments and Contingencies

(a)	Leases

The Company was leasing its New York
sales and office space on a monthly basis from Management Technologies, Inc.
("MTI"). Effective September 1, 1995, the arrangement with MTI was terminated and the Company leased this space on a month-to-month basis through December 1996 when the Company moved to a new location. The
Company's Atlanta sales office was leased on a month-to-month basis through January
1997, when this sales office was closed.

The Company currently subleases sales and office space from sublessors who have entered into non-cancelable operating lease obligations with the landlord. The
Company and the sublessors intend for the Company to occupy the space for the entire term of the lease agreement from December 1, 1996 through August 31, 1999.
The lease agreement provides for
scheduled rent increases during the lease term and for rental payments commencing three months after the initial occupancy.
When significant, provision has been made for the excess of average operating lease rentals, computed on a straight-line basis over the lease term, over cash rentals. The deferred rent payable balance of $71,127 at March 31, 1997 reflects such a provision.
The future minimum rental payments under this sublease agreement are approximately as follows:

Year ending March 31,

1998            $275,000
1999             291,000
2000             128,000
                 -------
                $694,000

Rent expense for the years ended
March 31, 1997 and 1996 amounted to
approximately $195,000, and $202,000
respectively.

(b)	Employment Agreements

The Company entered into employment
agreements with two of its executive
officers, including Mark Blundell, its
chief executive officer and John Brann, a former director and Vice-President of
Technology. The agreements provide for
aggregate annual salaries of $325,000
through 1999 plus bonuses based on net
earnings of the Company. The executives
agreed to waive an aggregate of $75,000
of their annual base salaries (which is
not being accrued) until such time as the Company is able to report a pre-tax annual profit in excess of $75,000. In connection with the employment agreements, the Company issued certain common stock and other options to the officers). In addition, the Company has agreed to pay death benefits aggregating
$2,000,000 to the beneficiaries of the
two officers. The Company has obtained
life insurance policies to fund these
death benefits. Further, the Company has obtained "key man" insurance policies for which it is the beneficiary aggregating
$2,500,000.

On May 13, 1997, the Company entered into an agreement with John Brann, the former
Secretary/Treasurer and Vice President of the Company, to terminate his employment agreement with the Company (the
"Termination Agreement") pursuant to an
employment agreement dated June 14, 1993, as amended. Termination of Mr. Brann's employment is a condition under the purchase agreement with VIE Systems, Inc.
("VIE") (see note 14). As consideration for the termination under the Termination
Agreement the Company agreed to pay Mr.
Brann a total of $50,000 on the earlier
of (i) the closing of the purchase
agreement between the Company and VIE, or
(ii) Mr. Brann entering into employment
with VIE.

The Company has been verbally informed by VIE that it intends to employ Mr. Brann.
The Company has also been informed that
Mr. Brann will be granted certain stock
options in VIE in connection with such
employment.


The Company had entered into an
employment agreement with another officer to serve as Senior Vice President of Sales and Marketing. The agreement provided for a minimum annual compensation of $100,000, plus commissions through 1997. On September
25, 1996, this officer left the Company
and the employment agreement was
terminated for 5,000 shares of Common
Stock, a $50,000 termination fee and a
$25,000 consulting fee.  As of March 31,
1997, $58,000 remained unpaid under the
terms of the termination agreement and
has been included in accounts payable and accrued expenses.

The Company had entered into an
employment agreement with another
officer.  The agreement provided for a
minimum annual compensation of $100,000, plus commission through 1997. On March
21, 1997 this officer resigned his
position with the Company and this
employment agreement was terminated.

The Company had entered into an
employment agreement with an officer to
serve as president of a division of the
Company. The agreement provided for a
minimum annual compensation of $85,000
through 1999 and incentive compensation
dependent on achievement of gross revenue levels for the division. Subsequent to March 31, 1996, this officer left the Company and the employment agreement was terminated and a termination fee of $50,000 was paid to this officer.

(c)	License Agreement

In August 1993, the Company entered into a licensing agreement with Lancer
Holdings, Inc. ("Lancer") (formerly known as Mark Blundell & Associates), of which
Mark Blundell, the President and Chief
Executive Officer and a director, and
John Brann, a consultant and former
director and executive officer of the
Company are controlling shareholders. On
October 27, 1993, 133,333 shares of
common stock were issued to Lancer and
valued at Lancer's basis (nominal value) and recorded at the par value of the shares issued (500,000 common shares, pre-split, at $0.01 per share). Lancer was the owner of certain intellectual property rights including rights relating to certain computer software and documentation (the "Lancer rights"). The agreement granted the Company the exclusive worldwide license to sublicense the COPERNICUS software in return for royalty payments to the licensor.




In March 1995, the Company acquired the
Lancer rights for 33,333 shares of common stock and 33,333 noncallable, transferable warrants to purchase shares of common stock, subject to adjustment under certain circumstances. The common stock was valued at Lancer's basis
(nominal value) and recorded at the par
value of the shares issued (125,000
common shares pre-split, at $0.01 per
share). Such warrants will expire five
years after their issue date. These
warrants include a cashless exercise
provision which allows Lancer to
surrender warrants in payment for the
exercise thereof.

8. Capital Deficit

(a)	Preferred Stock


The Company's Certificate of
Incorporation authorizes issuance of
10,000,000 shares of preferred stock. In
September 1994, the Board of Directors
subdivided the preferred stock to create a Series A preferred stock with 1,000,000 shares authorized. On October 24, 1994,
105,000 shares of Series A convertible
preferred stock ("A Preferred"), each
convertible into one share of
common stock, were issued in connection
with the October 1994 private placement).
On April 18, 1995, the common
shareholders and the A Preferred
shareholders approved a 1-for-3.75
reverse stock split of the common stock
and the A Preferred. As a result of this reverse stock split, the outstanding shares of A Preferred were reduced to 28,000. Upon completion of the IPO, these shares of A Preferred were converted into shares of common stock on a one-for-one basis and all of the shares of A
Preferred were retired and restored to
the status of authorized but unissued
shares of Preferred Stock.

In February 1995, the Board of Directors subdivided the preferred stock to create a Series B preferred stock with 2,000,000 shares authorized. On March 23, 1995,
1,212,500 shares of Series B preferred
stock ("B Preferred "), par value $.01
per share, were issued). On April 13,
1995, an additional 100,000 shares of
Series B Preferred were issued. The
shares of B Preferred were convertible
into a number of shares of common stock
equal to the number of shares of B
Preferred to be converted multiplied by
$1.00 divided by the price at which
common stock is sold by the Company in an IPO. Upon completion of the IPO, these shares of B Preferred were converted into shares of common stock on a 1-for-3.75 basis and all of the shares of B
Preferred were retired and restored to
the status of authorized but unissued
shares of preferred stock.

In March 1997 the Board of Directors
subdivided the preferred stock to create a Series C redeemable preferred stock ("C
Preferred"), $0.01 par value, with
800,000 shares authorized with the
following principal terms:
o Each C Preferred share has four votes
on any matter to be put to the vote of
the Company's Shareholders.
o The C Preferred shares can be redeemed at the Company's option at any time upon payment of $200,000.
o The C Preferred shares can be redeemed at the holder's option following any investment in the Company or a sale of any of the Company's assets where the proceeds are $2,000,000 or more.
o The C Preferred shares will have
preference in the event of any
liquidation to the extent of $200,000
On January a shareholder loaned the
Company $150,000 in exchange for a six-
month non interest bearing note.  In
consideration for the note and interest
thereon the shareholder was to be paid
150,000 three-year warrants with an
exercise price of $2.00 per share and a
change in the Midland Warrants (see (b)
below).  The 180,000 Midland warrants,
held by Midland Associates, an affiliate of the shareholder were amended as follows: the expiration date was changed from August 11 1988 to January 16, 2002 and the exercise price reduced from $3.75 to $2.00 per share.

On March 15 1997, this shareholder
advanced the Company an additional
$50,000 and surrendered the $150,000 note which he held. The combined $200,000 was used to subscribe for the 800,000 C
Preferred shares described above.

(b)	Warrants

At March 31, 1997, the Company has
outstanding warrants as follows:

                                  Number of       Exercise Price   Expiration Date
                                common shares       per share
                                   issuable
                               March 31, 1997
                              --------------------------------------------------
October 1994 private
placement                       310,668              $3.75       October 1999
March 1995 private placement    149,720              $7.58       August 11, 2000(i)
March 1995 software rights
acquisition                      33,333              $5.63       March 2000
April 1995 private placement     12,348              $7.58       August 11, 2000(i)
May 1995 settlement
agreement with MTI ("Midland
Warrants")                      180,000              $2.00       January 16, 2002(ii)
August 1995 initial public
offering Redeemable Warrants  1,234,000              $7.58       August 11, 2000
August 1995 representative
warrants                        123,480              $7.58       August 11, 2000
August 1995 Redeemable
Warrants issuable upon
exercise of representative's
warrants                        123,480              $7.58       August 11, 2000(iii)
September 1995 exercise of
underwriters' overallotment
option for Redeemable
Warrants                        185,220              $7.58       August 11, 2000
October 1995 Electric Magic
Options                          50,000              $6.00       October 9, 1998
October 1995 Omotsu Warrants     80,000              $7.80       August 11, 2000
January 1997 Shareholder
warrants                        150,000              $2.00       January 16, 2002

(i) Effective upon completion of the
IPO, these warrants were exchanged by
the holders for Redeemable Warrants
exercisable for an equal number of
shares and the warrants will expire upon the fifth anniversary of the IPO.

(ii) On January 16, 1997, in connection
with a loan to the Company by the holder of these warrants, the expiration date was extended to January 16, 2002 and the exercise price was reduced to $2.00 per share.

(iii) The representative's warrants
require payment of an exercise price of
$.12 per Redeemable Warrant issuable
upon exercise of the representative's
warrants.

(c)	Common Stock

On incorporation (July 1993), the
Company granted employees rights to
stock at par value that would vest based on future employment. The total number of shares offered under such agreements was 87,762, of which 64,201 were issued during the period ended March 31, 1994, 12,228 were issued during the year ended
March 31, 1995, 6,333 were issued during the year ended March 31, 1996 and 5,000 remain to be issued as of March 31, 1997.

On April 18, 1995, the shareholders of
the Company approved a 1-for-3.75
reverse stock split of the common stock.
This reverse stock split has been
retroactively reflected in the
accompanying consolidated financial
statements as of inception.

(d)	Issuance of Common Stock for Legal Fees

On November 21, 1995, the Company
entered into an agreement with its
corporate counsel, Chadbourne & Parke
LLP ("C&P"), to settle its then
outstanding legal fees. The Company
settled $450,000 of the outstanding
balance to C&P by payment to C&P of
$300,000 in cash and 27,907 shares of
common stock valued at $150,000.

(e)	Stock Option Plan

The Company adopted a stock option plan
(the "Option Plan"), effective April 8,
1994, which was approved by the
shareholders on September 3, 1994. The
Option Plan provides for the grant of
options to qualified employees
(including officers and directors) of
the Company to purchase up to an
aggregate of 266,667 shares of common
stock. The Option Plan is administered
by a committee (the "Committee")
appointed by the Board of Directors. The
Committee may, from time to time, grant
options under the Option Plan to such
key employees as the Committee may
determine, provided, however, that the
Committee may not grant incentive stock
options ("Incentive Options") to any key employee who is not in the regular full-time employment of the Company.
Options granted under the Option Plan
may or may not be "incentive stock
options" as defined in the Internal
Revenue Code, depending upon the terms
established by the Committee at the time of grant. The exercise price shall not be less than the fair market value of the Company's common stock as of the date of the grant (110% of the fair market value if the grant is an Incentive Option to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company). Options granted under the Option Plan are subject to a maximum term of 10 years.

In April 1995, options to purchase
99,466 shares of common stock at an
exercise price of $4.50 per share were
granted and became exercisable in April
1996.

In November 1995, options to purchase
124,400 shares of common stock at an
exercise price of $5.125 per share were
granted. Such options vested and became
exercisable on November 30, 1996.

SFAS No. 123 requires the Company to
provide pro forma information regarding
net loss and loss per share as if
compensation cost for the Company's
stock option plans had been determined
in accordance with the fair value based
method prescribed in SFAS No. 123

The accounting provisions of SFAS No.
123 do not have a material effect on the Company's pro forma net loss and loss per share and thus have not been presented.

(f)     Directors' Stock Options

One current and three former directors
have received options to purchase 10,000
units, each at an exercise price of $5
per unit, each unit consisting of one
share of common stock and a warrant to
purchase one share of common stock at an exercise price of $6 per share. The options are outstanding and exercisable at March 31, 1997.

In November 1995, the Company issued to
each of its outside directors options to purchase 10,000 shares of common stock at an exercise price of $5.125 per share exercisable on or after November 30, 1996. These options expire on November
30, 2000.

In April 1996, the Company issued to a
current director options to purchase
10,000 shares of common stock at an
exercise price of $5.125 per share
exercisable on or after April 24, 1997.

(g)	Stock Options Issued in Connection with
the Acquisition of
          Netphone

Pursuant to the terms of the acquisition agreement for Netphone, with Electric
Magic Co. on October 9, 1995. (see Note
10), the Company issued to Electric
Magic options to purchase 50,000 shares
of common stock at an exercise price of
$6.00 per share, expiring in October
1998. In addition, the Company issued to a third party (Omotsu Holdings Limited), in consideration of its surrender of rights to acquire Netphone, warrants to buy 80,000 shares of common stock at an exercise price of $7.80 per share expiring August 11, 2000. (See Note 10.)

9.Supplemental Disclosures of Cash Flow Information

                                Year ended March 31,
                                1997           1996
Cash paid during the
     period for:
       Interest                      -        $60,614
                               =======================
    Income taxes                     -              -
                               =======================
Supplemental disclosures
    of noncash investing
    activities:
    Conversion of MTI
        debt to paid-in
         capital                     -        491,284
    Issuance of common
        stock for the
       purchase of Netphone          -        240,000
    Issuance of common
       stock for legal
       services                      -        150,000

10. Acquisition of Netphone

On October 9, 1995, the Company acquired
Netphone, a software package, from Electric
Magic Co. in exchange for $200,000 in cash and options to acquire 50,000 shares of the Company's common stock valued at the nominal amount of $500. This product allows user of Macintosh computers to conduct long distance conversations over the Internet for the cost of local Internet access. The Company paid a third party (Omotsu Holdings Limited) $80,000 in cash and issued 80,000 shares of restricted common stock and warrants to acquire 80,000 shares of the Company's common stock valued at $240,000 (market value
$520,000) for surrendering its rights to acquire Netphone.

On October 31, 1995, the Company sold
Netphone to Camelot Corporation ("Camelot") for $193,532 in cash, 67,470 shares of Camelot's restricted common stock valued at the market value of $350,000 and an agreement by Camelot to pay the Company a fee for each unit sold by Camelot in the future. This resulted in a gain of $23,032 included in gain on sale of assets in the consolidated statements of operations. On March 31, 1997, the market value of the Camelot restricted stock had decreased to $14,759 resulting in an unrealized loss of $335,241, which has been reflected in the consolidated statement of shareholders' equity (capital deficit).

11. Employee Benefit Plan

Effective February 15, 1996, the Company implemented a 401(k) profit sharing plan covering substantially all employees.
Contributions to the plan are at the
discretion of the Board of Directors. The
Board did not elect to make a contribution for the years ended March 31, 1997 or 1996.

12. Related Party Transactions

(a)	During the years ended March 31, 1997 and
1996, the Company incurred fees of
approximately $24,000 and $18,000 to a
consulting firm owned by the Company's
Chairman of the Board of Directors.

(b)	During the years ended March 31, 1997 and
1996, the Company incurred marketing fees
of approximately $82,000 and $72,000 to
a firm where a former Company director is
employed.

13. Major Customers

Revenues from one major customer for the year ended March 31, 1997 accounted for approximately 37% of the Company's total revenues. There were no receivables due from this customer at March 31, 1997.
Revenues from four major customers for the year ended March 31, 1996 accounted for approximately 64% of the Company's total revenues.

14. Assets Held for Sale/ Discontinued operations

(a) Sale of COPERNICUS

As of May 9, 1997 the Company entered into an agreement (the "Purchase Agreement") to sell, subject to shareholder approval, the rights to COPERNICUS and certain related assets to VIE Systems Inc., a Delaware corporation
("VIE") for $2,050,000 in cash and a 5%
royalty on future COPERNICUS related license fees payable commencing after the first 12 months. Subject to VIE's approval, the Company will have the right to enter into OEM agreements with VIE on commercially reasonable terms, to incorporate COPERNICUS within future products which the Company may develop or acquire. Under the Purchase
Agreement the Company has appointed VIE as its exclusive agent for the operation of all aspects of the COPERNICUS related business .
This agreement will terminate at the earlier of the closing of the sale or 180 days from May 9, 1997. VIE has entered into Voting
Agreements with the holders of 68.1% of the voting rights entitled to vote at a meeting of Company Shareholders, and the Company therefore expects the sale to be approved and completed during July 1997.

As of May 9, 1997 the Company entered into a license agreement (the "VIE License") to license certain rights to its COPERNICUS product and to assign certain agreements to VIE. The VIE License gives VIE a five year exclusive right to market COPERNICUS to the financial services, healthcare, food and government industries in the US and Canada.
It also allows VIE to act as a non-exclusive distributor to all other industries within the United States and gives VIE worldwide non-exclusive distribution rights for all industries until termination of the license.
Under the VIE license the Company receives a 5% royalty on all license fees received by VIE relating to the COPERNICUS product. The license also permits VIE to produce the product on additional platforms and enhance the product as it sees fit. The source code for the product may not be distributed to another party without the prior written consent of the Company. Finally the Company has assigned to VIE certain agreements, including a distribution agreement with IBM.
This license will terminate upon the closing of the sale under the Purchase Agreement.

Until the closing of the contemplated sale of COPERNICUS pursuant to the Purchase
Agreement, The Company will continue to be engaged, through its exclusive agent VIE in the development, marketing, licensing and support of its COPERNICUS software for large-scale computer users. An application for a United States patent on COPERNICUS is pending.

b) Sale of EDI business

Until April 1, 1997, through its wholly owned subsidiary, New Paradigm Commerce ("NPC")
(formerly New Paradigm Golden Link), the
Company operated a service bureau business providing electronic data interchange ("EDI") services (the conveying of business documents electronically). As of April 1, 1997, the
Company sold its EDI business to Custom
Information Systems Corp. of New York ("CIS") for $6,000 and a note receivable monthly over three years with a face value of $355,000 and a present value of approximately $300,000.

c) Discontinued Operations

The proposed dispositions of the businesses disclosed in (a) and (b) above have been presented as discontinued operations and the balance sheet at March 31, 1997 and statements of operations for the two years then ended have been restated to conform to this presentation. The anticipated gain on disposal of such businesses will be included in the statement of operations for the year ended March 31, 1998. Financial results of the businesses included as discontinued operations are as follows:

Operating Data for  COPERNICUS  and EDI combined:

                                        Year ended March   Year ended March
                                            31, 1997           31, 1996

Revenues:
     Software fees, royalties
     and licensing fees                       $380,671          $392,541
     Consulting, maintenance and other fees    242,227            33,412
                                             ----------------------------
                                               622,898           425,953
Expenses:
     Employee costs                          1,047,606         1,008,015
     General and administrative                265,087           288,756
     Professional fees                         223,213           364,050
     Marketing                                 323,725           523,624
     Research and development                        -            66,979
     Occupancy                                  20,310            20,000
     Depreciation and amortization             181,276            96,335
                                             ---------         ---------
                                             2,061,217         2,367,759
Net Loss from discontinued operations       (1,438,319)       (1,941,806)

Balance Sheet Data

[S]                                        [C]        [C]         [C]
                                        COPERNICUS    EDI        Total
Assets:
     Accounts receivable - net          $15,995     $60,173     $76,168
     COPERNICUS development costs - net 404,863           -     404,863
     Patents and trademarks - net       153,629           -     153,629
     Software - net                      53,949       5,303      59,252
     Computer equipment - net            30,792       9,081      39,873
     Software rights - net                2,706           -       2,706
                                        --------------------------------
                                        661,934      74,557     736,491

Liabilities:
      Deferred revenues                  45,000           -      45,000
                                        --------------------------------
      Net Assets held for sale         $616,934     $74,557    $691,491


                                ANNEX C

              AGREEMENT OF PURCHASE AND SALE OF ASSETS


This Agreement (the "Agreement") is entered into as of May 9, 1997, by and between VIE Systems, Inc., a Delaware corporation ("Buyer"), and New Paradigm Software Corp., a New
York corporation ("Seller").

                   W I T N E S E T H:


     WHEREAS, Seller desires to transfer, convey and assign to Buyer all rights in and to its COPERNICUS software, the "New Paradigm Architecture", related intellectual property rights and the business, activities and operations of Seller of or related thereto, and certain other specified tangible assets of Seller, on the terms and subject to the conditions hereinafter set forth (with all such business, activities and operations of or related to the COPERNICUS software and the "New Paradigm Architecture" engaged in by or through Seller being referred to herein as the "Business").

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


             PURCHASE AND SALE OF ASSETS

1.1 Purchased Assets. Subject to and upon the terms and conditions of this Agreement, on the Closing Date, Seller shall sell, transfer, convey, assign, and deliver to Buyer all of Seller's right, title and interest to the hardware and other tangible assets of Seller listed on Schedule 1.1 attached hereto (and not previously transferred to Buyer) (the "Equipment"), and all intellectual property and other related assets (other than hardware and other tangible assets) of or used in the Business, of every kind, nature and description, owned, leased or licensed, wherever located and whether or not carried or reflected on the books or records of Seller, as the same shall exist on the Closing Date, except for the Excluded Assets (as hereinafter defined), including, without limiting the generality of the foregoing:

(a) all trademarks, trademark applications, trade names, designs, logos and service marks owned or used by Seller in the Business, including without limitation, "COPERNICUS", and the other names, designs and logos set forth on Schedule 1.1(a) hereto, and any names similar to or any derivation or variation of any and all such names, designs and logos, and the goodwill pertaining thereto and the right to fully exploit such names
(collectively, "Marks");

(b) all copyrights and copyright applications owned or used by Seller in the Business, including without limitation, the copyrights and copyright applications set forth on Schedule 1.1(b) hereto (collectively, "Copyrights");

(c) all patents and patent applications owned or used by Seller in the Business, including without limitation, the patent applications set forth on Schedule 1.1(c) hereto, and the goodwill pertaining thereto and the right to fully exploit, and enforce infringement claims in respect of, such patents
(collectively, "Patents");

(d)   all of the right, title and interest
(including by reason of license or lease) of Seller in or to any software, computer program or software product owned, used, developed or being developed by or for Seller and used in or necessary for the operation of the Business, whether for internal use (including without limitation, sales, marketing and training programs) or for sale or license to others, and any software, computer program or software product, manufactured, published, licensed and/or marketed by Seller through the Business at any time prior to the Closing, including, without limitation, all software which pertains to and consists of or which is incorporated, integrated, bundled, merged or otherwise included as part of or within the computer programs known and/or marketed as "COPERNICUS" and more fully described on Schedule 1.1(d) hereto, in all versions and releases, including all run-time systems, libraries, examples, utilities, data files, manuals, guides and written and related materials and all Proprietary Rights and Documentation (as each are hereinafter defined), whether or not patented or copyrighted, related to the implementation or use thereof (collectively, "Programs");

(e) all documentation, records and software, whether in machine or visually readable or other tangible form, evidencing, representing or containing any Proprietary Rights in the possession or under the control of Seller relating to a Program or used in or necessary to the Business, including, without limitation, any manuals, functional and design specifications, user and programmer instructions, sales and marketing training and instructions, flow charts and diagrams, coding constructions, alpha and beta testing notes, error reports and logs, patches and patch instructions, itemizations of development tools, and all other writings which might be necessary or helpful to a skilled programmer or skilled software salesperson or marketeer to understand, maintain and enhance any Program (collectively, "Documentation");

(f) all mailing lists and lists and records of customers and prospects and related information and data base or bases used by Seller in connection with the Business, including without limitation, the names of all persons actually known to have licensed or purchased products or services of or from the Business, other users of such products and services known to Seller and user prospects of such products and services known to Seller, together with file layouts and other information related to such products and services necessary to the convenient processing of such information by Buyer (collectively, the "Lists");

(g) all know-how and other intellectual property of Seller relating to or necessary for the operation of the Business, including, without limitation, the "New Paradigm Architecture" described on Schedule 1.1(g) hereto, and all trade secrets, vendor information, lists and data bases, proprietary processes, methods and apparatus, information not known to the general public, each literary work, whether or not copyrightable, ideas, concepts, designs, discoveries, formulae, patents, patent applications, product and service developments, inventions, improvements, disclosures, software, source codes and materials, object codes and materials, algorithms, techniques, architecture, mask work rights, prototypes, engineering and design models, information with respect to firmware and hardware, and any information relating to any product or program which has either been developed, acquired or licensed for or by Seller and used in or necessary for the operation of the Business, including the maintenance, modification or enhancement thereof, all vendor and customer sales and purchase records and files of or related to the Business, and all publishing, outsourcing, fulfillment, reseller and manufacturing information (collectively, together with the Marks, Copyrights, Patents, Lists and Programs, "Proprietary Rights");

(h) each contract, agreement, lease, license, franchise, purchase order, sale order, permit, instrument, commitment, arrangement and understanding (in each case, whether written or oral and including all amendments thereto) to which Seller is a party or by which it is bound or under which it has any rights or is entitled to benefits, relating to the Business, including, without limitation, all license, supply, purchase, distribution, OEM, VAR, dealer, advertising and promotional services agreements and agreements for software acquisition, development, publishing, support, maintenance, outsourcing, manufacture and fulfillment, reseller and manufacture, including, without limitation, those listed on Schedule 1.1(h) hereto (collectively, "Contracts");

(i) the non-exclusive right to all restrictive and negative covenants, non-competition, proprietary property and confidentiality agreements in favor of Seller, including, without limitation, those with any and all former or current employees, consultants, customers, vendors or others having access to Proprietary Rights or rendering services to Seller in connection with the Business;

(j) all inventory, samples, goods-in-transit, work-in-process, raw materials, promotional materials and other materials and supplies of every kind, nature and description used or which are used in or necessary for the operation of the Business (other than generic office supplies), including, without limitation, all physical copies of items constituting any part thereof such as user manuals and diskettes, and all advertising, artwork, templates and related creative materials for advertisements, catalog insertions, page layouts, promotional and product literature and displays, sales literature, marketing materials, brochures, pamphlets and packaging and printed material related to any of the foregoing, in each case, in which Seller has any right, title or interest and of the type sold or offered for sale by or through the Business (collectively, "Business Materials");

(k) all accounts, notes and other receivables of Seller arising from the Business or products or services sold by or through the Business (whether payable in cash or product) outstanding as of the Closing Date, and all rights of Seller under any security agreements with respect thereto, including rights to all files and documentation substantiating Seller's rights to said Receivables in sufficient diary form to effect an efficient collection of said receivables (collectively, "Receivables");

(l) the proceeds of any insurance, and the right to receive the proceeds of any insurance, with respect to any claims which have been or may be asserted in connection with any of the Purchased Assets (as hereinafter defined) and the right to continue and maintain any insurance with respect thereto;

(m)   all unfilled sales, purchase orders and
commitments of or related to the Business made or entered into by Seller in the ordinary course of its business and all rights which Seller may have against its licensors and other suppliers under express or implied warranties related to the Business or products or services sold or offered by or through the Business, and the right to receive mail and other communications and shipments of merchandise addressed to Seller related to the Business;

(n) all books and records necessary for the use of any of the Purchased Assets and used in or necessary for the operation of the Business, and all of the goodwill of the Business as a going concern.

The business, properties, assets, licenses, franchises, goodwill and rights to be sold, transferred, conveyed, assigned, granted and/or delivered to Buyer are hereinafter sometimes collectively referred to as the "Purchased Assets". The Purchased Assets shall be transferred to Buyer at the Closing pursuant to the form of Bill of Sale annexed as Exhibit 1.1 hereto (the "Bill of Sale").

1.2 Excluded Assets. Notwithstanding anything to the contrary contained in this Agreement, it is understood that Seller is not selling and Buyer is not acquiring any real property owned or leased by Seller or those assets referred to in the Bill of Sale as "Excluded Assets" which include all of the assets used solely in, and accounts receivable related exclusively to, the business conducted by Seller's two subsidiaries, New Paradigm Commerce, Inc. and New Paradigm Inter-Link, Inc. (collectively, the "Subsidiary Businesses"), and those certain assets used jointly in the Subsidiary Businesses and the Business which are listed on Schedule 1.2 hereto and in Schedule A to the Bill of Sale.

1.3 Title to Purchased Assets. At the Closing, Seller shall deliver or cause to be delivered to Buyer all right, title and interest of Seller in and to the Purchased Assets, free and clear of any and all mortgage, pledge, hypothecation, assignment, deposit arrangement, claim, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement or any financing statement filed under the Uniform Commercial Code or comparable law of any jurisdiction) (collectively, "Liens").

1.4 Satisfaction of Liabilities. (a) On or prior to the Closing, Seller shall cause all Liens securing indebtedness of Seller or otherwise in, on or against any of the Purchased Assets to be released and to cause to be delivered at the Closing releases and discharges of all Liens relating to any of such indebtedness (including, without limitation, all required Form UCC-3 releases) in form and substance reasonably satisfactory to Buyer.

(a) On or prior to the Closing, Seller shall cause all past due indebtedness owing to suppliers, vendors, licensees or licensors of or related to the Purchased Assets and/or the Business to be satisfied in full (or shall make arrangements for such payments to be made on terms acceptable to such suppliers, vendors, licensees and licensors and approved in writing by Buyer, which approval shall not be unreasonably withheld). Without limiting any of Buyer's rights under Section 3.3 hereto, following the Closing, Buyer shall be entitled, but shall have no obligation whatsoever, following written notice to Seller (which notice shall specify the indebtedness to be repaid and any proposed offset), to satisfy any such unpaid or unresolved indebtedness, on behalf of Seller, and offset any amount so paid against the Escrow Fund (as hereinafter defined) and/or any amounts payable to Seller in connection herewith, including, without limitation, from amounts payable by Buyer in respect of the Royalty.

1.5 	Assignments of Contracts.  Buyer and Seller
acknowledge that certain of the Contracts included in the Purchased Assets, and the rights and benefits thereunder, may not, by their terms, be assignable. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any such Contract if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or adversely affect the rights under any such Contract of Buyer or Seller thereunder. In such event, Seller will cooperate with Buyer and use its best efforts to provide for Buyer all benefits to which Seller is entitled under such Contracts, and any transfer or assignment to Buyer by Seller of any such Contract or any right or benefit arising thereunder or resulting therefrom which shall require the consent or approval of any third party shall be made subject to such consent or approval being obtained. Seller shall use its best efforts to obtain such consents and approvals. If and when any such consent or approval shall be obtained or such Contract shall otherwise become assignable to Buyer, Seller shall promptly assign all of its rights thereunder to Buyer. Until such time, Seller shall not enter into any amendment of any such Contract without the prior written consent of Buyer. Notwithstanding anything to the contrary herein, Seller shall not be obligated to incur any additional financial obligation or liability to the party under any Contract for which such consent or approval is required.

	PURCHASE PRICE; LIMITED ASSUMPTION OF LIABILITIES

2.1 Purchase Price. Subject to and upon the terms and conditions of this Agreement, Buyer shall pay or deliver to or for the benefit of Seller, in full payment and consideration for the Purchased Assets, a total amount (the "Purchase Price") payable as follows:

(a) At the Closing, Buyer shall pay to or for the benefit of Seller One Million Eight Hundred Thousand Dollars ($1,800,000), plus (i) the amount, in excess of $50,000, payable and paid by Seller to Level 8 Systems, Inc. in respect of a break-up fee, but in no event more than a total of $50,000, less
(ii) any payments made to Seller pursuant to the License Agreement (as hereinafter defined) and less (iii) any Liabilities Adjustment (as hereinafter defined), by certified check, bank check or wire transfer in immediately available funds (the "Closing Payment").

(b)   At the Closing, Buyer shall pay to the Escrow
Agent under the Escrow Agreement in the form of Exhibit 2.1(b) hereto (the "Escrow Agreement"), the sum of Two Hundred Thousand Dollars ($200,000) (the "Escrow Fund"), such amount to be held and dealt with as provided in the Escrow Agreement. As more fully set forth in the Escrow Agreement, the escrow period shall expire on the date six (6) months after the Closing Date, except with respect to claims on the Escrow Fund made prior to such date.

(c) Beginning from and after the first anniversary of the Closing Date, Buyer shall pay to Seller a royalty equal to 5% of the Net Revenue (as defined in Schedule 3.2 hereto) of Buyer commencing on and after the first anniversary of the Closing Date, as the same shall be determined, calculated and payable in accordance with, and containing such other terms and provisions as are set forth in, Schedule 2.1(c) hereto (the "Royalty").

2.2 	Allocation of Purchase Price.  The parties hereto
hereby agree that the Purchase Price shall be allocated in accordance with Schedule 2.2 hereto.

2.3 	Liabilities Undertaking.  Buyer shall, at the
Closing, execute and deliver to Seller a Liabilities Undertaking (the "Liabilities Undertaking") in the form of Exhibit 2.3 hereto, the provisions of which shall, effective upon the Closing, be deemed incorporated herein by reference as if set forth in full herein. Except as expressly set forth in the Liabilities Undertaking, Buyer shall not assume or be responsible for any debts, commitments, obligations or liabilities of Seller of any nature whatsoever. Without limiting the generality of the foregoing, Buyer shall not assume any of the following (herein collectively referred to as the "Excluded Liabilities"):

(a) any obligation or liability of Seller to distribute to its shareholders or otherwise apply all or any part of the Purchase Price received hereunder;

(b) any obligation or liability of Seller based upon acts or omissions of Seller occurring after the Closing Date;

(c) Seller's obligations under any stock option or profit-sharing plans or under any outstanding qualified or non-qualified stock options;

(d) any brokerage or finder's fee payable by Seller in connection with the transactions contemplated hereby;

(e)   any liabilities of Seller to any of its
present or former shareholders as such arising out of any action by Seller in connection with the transactions contemplated hereby;

(f)   any and all obligations of Seller for
indebtedness for borrowed money or other amounts payable to third parties in the nature of "break-up" fees, including without limitation, any amounts payable to Level 8 Systems, Inc. (subject only to Buyer's obligation to pay Seller the amount specified in
Section 2.1(a)(i) hereof);

(g) any and all debts, liabilities and obligations of Seller incurred or accrued with respect to any period, or circumstances, or state of facts or occurrences, on or prior to the Closing Date, relating to bonuses, salaries, wages, incentive compensation, compensated absences, workmen's compensation, FICA, unemployment taxes, employee benefits, deferred compensation, wage continuation, severance, termination, pension, section 401(k) plans, cafeteria, retirement, profit-sharing or similar plans or arrangements and any and all vacation, holiday or sick pay or leave incurred or accrued with respect to any employees of Seller whether or not such employees become employees of Buyer, and any and all liabilities or obligations incurred or accrued under Benefit Plans (as hereinafter defined), including, without limitation, contractual and statutory wage continuation, severance, reemployment assistance, termination pay and other benefits;

(h) any and all domestic and foreign federal, state and local income, payroll, property, sales, use, franchise or value added tax liabilities, imposed on Seller or with respect to income or activities of Seller, including assessments and governmental charges or levies imposed in respect of such taxes;

(i) any and all obligations and liabilities of Seller arising under this Agreement (including, without limitation, indemnification obligations and obligations to pay expenses arising out of this Agreement), or from its failure to perform any of its agreements contained herein or incurred by it in connection with the consummation of the transactions contemplated hereby, or for which Seller is responsible under this Agreement, including, without limitation, fees of lawyers, accountants and other advisors;

(j) any and all liabilities and obligations with respect to claims, suits, legal, administrative, arbitral or other actions, proceedings and judgments with respect to causes of action or disputes arising, and other non-contractual liabilities of Seller asserted or imposed, or arising out of, any events occurring, or circumstances or state of facts existing, on or prior to the Closing Date, or any product liability or warranty claim with respect to products sold, licensed or distributed or services rendered by Seller prior to the Closing Date;

(k)   any and all leases of real property or
improvements thereon, including, without limitation, any and all premises occupied by Seller, all leases of tangible personal property not specifically assumed pursuant to the Liabilities
Undertaking hereto; and

(l) any commitment, liability or obligation under any contracts or other agreements other than those liabilities under the Contracts specifically assumed by Buyer pursuant to the Liabilities Undertaking.

2.4 Collection of Accounts Receivable. Without limiting Section 3.2(b) hereof, Seller agrees that after the Closing Date Buyer shall have the right and authority to collect for its own account all Receivables and other items which shall be included within the Purchased Assets and to endorse with the name of Seller any checks received on account of any such Receivables or other items.

	CONTEMPORANEOUS ACTIONS AND DELIVERIES; OTHER AGREEMENTS

3.1   Contemporaneous Actions and Deliveries.
Contemporaneously with the execution and delivery of this Agreement, Seller and/or Buyer have taken the following actions and executed and/or delivered the following agreements, assets and documentation:

(a)   Seller and Buyer have entered into the License
Agreement attached as Exhibit 3.1(a) hereto (the "License
Agreement").

(b)   Seller has loaned to Buyer until the Closing
(at which time it will be transferred to Buyer) the hardware, Business Materials and other tangible assets necessary to enable Buyer to exploit the License, including, without limitation, those assets listed on Schedule 3.1(b) hereto (the "Loaned Assets").

(c)    Robert Trump, Mark Blundell, John Brann,
Lancer Holdings, Inc. and Midland Associates have each entered into the voting agreements with respect to the shares of preferred stock or common stock owned by them, attached as Exhibit 3.1(c) hereto (the "Voting Agreements").

(d) Chadbourne & Parke LLP, counsel to Seller, has delivered to Buyer the legal opinion with respect to the transactions contemplated hereby attached as Exhibit 3.1(d) hereto (the "Signing Legal Opinion").

(e) John Brann and Diran Cholakian (collectively, the "Designated Employees") have each terminated their employment with Seller and entered into an Employment Agreement with Buyer, in the form attached as Exhibit 3.1(e)(i) and Exhibit 3.1(e)(ii) hereto, respectively (the "Employment Agreements")

(f) Seller has delivered to Buyer a certificate of the Secretary or an Assistant Secretary of Seller, dated the date hereof as to (i) the resolutions of the Board of Directors of Seller authorizing the execution, delivery and performance of this Agreement and the License Agreement, and the consummation of the transactions contemplated herein and therein; and (ii) the incumbency and signatures of the officers of Seller executing all such agreements.

3.2 Operation of the Business. (a) Commencing with the date hereof, Seller hereby irrevocably appoints Buyer as its exclusive agent to operate the Business on behalf of Seller, including, without limitation, the exclusive right to develop, market, license and support the Programs and to service, on a subcontract basis, the IBM Agreement and all of the Assumed Contracts (as hereinafter defined). Between the date hereof and the Closing (and thereafter if the Closing shall occur), Seller shall not incur any obligations, grant any licenses, contract on behalf of or otherwise take part in any of the operations of the Business without the prior written consent of Buyer. In connection therewith, Buyer agrees to perform, in accordance with the terms thereof, the unperformed and unfulfilled obligations of Seller to perform maintenance and support services from and after the date hereof under the IBM Agreement and the Assumed Contracts, and to assume those contractual liabilities of Seller specifically listed on Schedule 3.2 hereto (the "Assumed Liabilities"). Except for the Assumed Liabilities (and from and after the Closing Date, those liabilities specifically listed on the Liabilities Undertaking), Buyer shall not assume or be responsible for any debts, commitments, obligations or liabilities of Seller of any nature whatsoever. Buyer also agrees that (i) it will not amend the IBM Agreement or any of the Assumed Contracts until such time as such contract shall have been assigned to Buyer, or incur any contractual obligation on behalf of Seller without Seller's prior written consent if Seller would be required to assume, perform or satisfy such obligation in the event that the Closing does not occur, and (ii) it shall commence a reasonable sales effort with respect to the licensing of the COPERNICUS Programs and shall otherwise conduct the Business in a commercially reasonable manner. Without in any way limiting Buyer's rights under the License Agreement, the foregoing authorization shall terminate in the event that the Closing shall not occur within one hundred eighty (180) days from the date hereof.

(a)   Subject to the royalty payable under the License
Agreement, from and after the date hereof, as its fee for performing Seller's obligations under the IBM Agreement and the Assumed Contracts and assuming the Assumed Liabilities, Buyer shall be entitled to receive and retain any and all amounts paid and payable from and after the date hereof to Seller in respect of the IBM Agreement and the Assumed Contracts, including, without limitation, those payments in respect of accounts receivable and work-in-process in existence on or prior to the date hereof. In the event that any such amounts are received by Seller and not promptly paid over to Buyer, Buyer shall be entitled to deduct all such unpaid amounts from the Closing Payment.

(b) Notwithstanding the foregoing, in the event that Shareholder Authorization (as hereinafter defined) shall not be obtained and the Closing shall not occur, following the termination of this Agreement, Buyer shall return to Seller the Loaned Assets (in as-is condition and subject to depletion due to use) and Seller shall once again be entitled to operate the Business, subject only to the License Agreement, with respect to all industries other than the Licensed Industries. It is hereby understood and agreed that the License Agreement (and the provisions of this Agreement incorporated into the License Agreement by reference) shall survive any such termination of this Agreement and Buyer shall be entitled to retain all of the rights granted pursuant to the License Agreement.

3.3 Liabilities Adjustment. Without limiting any of its rights under the Agreement, and except for Assumed Liabilities, at or prior to the Closing, Buyer may, but shall have no obligation to, assume all other trade and other accounts payable and accrued expenses payable and other indebtedness and liabilities of Seller of or related to the Business, and reduce the Closing Payment dollar-for-dollar by the amount of any such liabilities of Seller so assumed (the "Liabilities Adjustment"). Buyer agrees to give Seller not less than five (5) days prior written notice of its intention to assume and satisfy any such liabilities of Seller.

3.4 Further Assurances. At any time and from time to time after the date hereof, at Buyer's request, and without further consideration therefor, Seller will execute and deliver such other instruments or agreements as Buyer may reasonably deem necessary in order more effectively to transfer to Buyer, and to confirm Buyer's interest in, the License, and to assist Buyer in exercising all rights with respect thereto. Buyer and Seller hereby agree to cooperate to effectively vest in Buyer the rights transferred to Buyer pursuant to this Article 3.

3.5 Capitalization of Buyer. Buyer will capitalize itself with not less than four million dollars ($4,000,000) within seven (7) days of the date hereof, and agrees to maintain not less than two million dollars ($2,000,000) in a liquid investment or money market account until the earlier to occur of (a) the Closing and (b) July 17, 1997.

4

		  Closing; Deliveries; Conditions Precedent.

4.1   Closing.  (a)  The Closing under this Agreement
(the "Closing") shall take place at the offices of Golenbock, Eiseman, Assor & Bell, 437 Madison Avenue, New York, New York, 10022, at 10:00 A.M. local time on June 20, 1997, or such other date, place or time as the parties hereto shall mutually agree upon (the date of the Closing being called the "Closing Date").
In the event either of the parties is entitled not to close on the scheduled date because a condition to the Closing set forth in
Section 4.5 or 4.6 hereof has not been met (or waived by the party or parties entitled to waive it), such party may postpone the Closing from time to time until the condition has been met, but in no event to a date later than December 31, 1997. Any such postponement shall not effect the rights or remedies to which a party is entitled to in respect of any breach of non-compliance with this Agreement.

(a) All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed simultaneously and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

4.2 Deliveries of Seller. At the Closing Seller shall deliver to Buyer:

(a)   the Bill of Sale, executed by Seller;

(b)   an Assignment of Copyrights in the form of
Exhibit 4.2(b)-1 hereto, an Assignment of Patents in the form of
Exhibit 4.2(b)-2, and an Assignment of Trademarks in the form of
Exhibit 4.2(b)-3, in each case in recordable form, each executed by Seller (collectively, the "Proprietary Rights Assignments");

(c) possession and control over, (i) the Programs in machine readable Object Code and Source Code for computers,
(ii) the Programs' Documentation in machine readable form or in paper or in other electronic medium (including, but not limited to user Documentation, technical Documentation, production materials and marketing materials) in the possession of Seller, (iii) a copy (in paper and electronic form) of the Lists, (iv) copies of all agreements, commitments, records and other data relating to the Purchased Assets reasonably necessary for the marketing and licensing of the Programs by Buyer, (v) all master artwork in existence on the Closing Date used for current advertising and packaging in suitable form, and (vi) all Business Materials and other tangible and intangible property constituting part of the Purchased Assets; and

(d) Instruments of Assignment and Assumption in the forms attached as Exhibit 4.2(d) hereto (each a "Contract Assignment" and collectively the "Contract Assignments"), with respect to the Worldwide Vendor Agreement and related agreements between Seller and International Business Machines Corporation
(the "IBM Agreement") and each of the other Contracts listed on
Schedule 4.2(d) hereto (the "Assumed Contracts"), executed by
Seller as assignor and, if such consent is required by the terms of such Contract, consented to in writing (in form and substance reasonably required by Buyer) by each applicable contracting party; and together with the IBM Agreement and each such Contract Assignment, the form of Estoppel Certificate attached to the Contract Assignments, executed by each applicable contracting party;

(e)   a Confidentiality and Non-Competition
Agreement in favor of Buyer in the forms of Exhibit 4.2(e) hereto, executed by Seller, Mark Blundell and John Brann (collectively, the "Non-Compete Agreements"), provided that John Brann shall only be required to be a party to the Non-Compete in the event that he shall not then be bound by the terms of the Employment Agreement with Buyer;

(f) the legal opinion of Chadbourne & Parke LLP in the form of Exhibit 4.2(f), hereto, executed by Chadbourne & Parke LLP (the "Closing Legal Opinion");

(g) a long form certificate of subsistence of Seller, issued as of a recent date by the Secretary of State of the State of New York;

(h) written confirmation from Seller to Buyer, in form and substance reasonably acceptable to Buyer, that effective upon the Closing, the License Agreement shall terminate and be of no further force and effect;

(i)   a certificate of the Secretary or an Assistant
Secretary of Seller, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (i) the resolutions of the Board of Directors of Seller authorizing the execution, delivery and performance of this Agreement and each exhibit hereto to which it is a party and the consummation of the transactions contemplated herein and therein; (ii) certification that Shareholder Authorization has been duly and properly obtained, and
(iii) the incumbency and signatures of the officers of Seller executing this Agreement and any Seller Documents (as hereinafter defined); and

(j) all other documents, materials, items and property required by the terms of this Agreement to be delivered to Buyer under or to effect the provisions of this Agreement.

4.3 Deliveries of Buyer. At the Closing, Buyer will deliver to Seller or the Escrow Agent, as the case may be:

(a)   the Closing Payment to Seller;

(b)   the Escrow Fund to the Escrow Agent;

(c)   the Escrow Agreement, executed by Buyer;

(d) the Liabilities Undertaking, executed by Buyer;

(e) 	the legal opinion of Golenbock, Eiseman, Assor
& Bell in the form of Exhibit 4.3(e) hereto, executed by Golenbock, Eiseman, Assor & Bell;

(f) a certificate of good standing of Buyer, issued as of a recent date by the Secretary of State of the State of Delaware;

(g)   a certificate of the Secretary or an Assistant
Secretary of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Seller, as to (i) the resolutions of the Board of Directors of Buyer authorizing the execution delivery and performance of this Agreement and each exhibit hereto to which it is a party and the consummation of the transactions contemplated herein and therein; and (ii) the incumbency and signatures of the officers of Buyer executing this Agreement and each exhibit hereto to which it is a party; and

(h) all other documents required by the terms of this Agreement to be delivered to Seller at the Closing under or to effect the provisions of this Agreement.

4.4 Further Assurances. At any time and from time to time after the Closing, at Buyer's request, and without further consideration therefor, Seller will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as Buyer may reasonably deem necessary in order more effectively to transfer, convey and assign to Buyer, and to confirm Buyer's title to, all of the Purchased Assets, whether tangible or intangible, to put Buyer in actual possession and operating control thereof, and to assist Buyer in exercising all rights with respect thereto. Buyer and Seller hereby agree to cooperate to effectively transfer the Business to Buyer.

4.5   Conditions Precedent of Buyer.  The obligations of
Buyer under this Agreement to proceed with the purchase and other transactions contemplated hereby, are, at the option of Buyer in its sole discretion, subject to the fulfillment of all of the following conditions at or prior to the Closing, and Seller shall use its best efforts to cause each such condition to be fulfilled:

(a) No Litigation. No action, suit, proceeding or investigation shall have been instituted against Buyer or Seller and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated hereby;

(b) Representations. The representations and warranties of Seller contained in this Agreement, and any Schedules hereto and any certificate or documents delivered in accordance with this Agreement shall be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time except for changes expressly permitted by this Agreement;

(c) Performance of Covenants. Each covenant, agreement and obligation required by the terms of this Agreement to be complied with and performed by Seller at or prior to the Closing shall have been duly and properly complied with and performed;

(d) No Material Adverse Change. Since the date of this Agreement, there shall not have occurred any material adverse change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of Seller or the Business, or in the value or utilizability of the Purchased Assets to Buyer, except for such change caused by Buyer in connection with its operation of the Business following the date hereof (it being acknowledged by Buyer that the continued deterioration in Seller's working capital position consistent with recent months, absent any other adverse change or occurrence not contemplated by this Agreement, shall not constitute a material adverse change for purposes of this Section 4.5(d);

(e)   Assignment of IBM Agreement; No Cancellation.
 All consents necessary to the assignment of the IBM Agreement shall have been obtained by Seller, and there shall have been delivered to Buyer an executed counterpart reasonably satisfactory in form and substance to Buyer and its counsel of such consent and IBM shall not have notified Seller or Buyer of its intent to terminate the IBM Agreement;

(f) Consents. All consents necessary to the assignment of the Assumed Contracts shall have been obtained by Seller, and there shall have been delivered to Buyer executed counterparts reasonably satisfactory in form and substance to Buyer and its counsel, of all such consents;

(g) Shareholder Authorization. This Agreement and each exhibit hereto to which Seller is a party shall have been duly authorized, and the consummation of the transactions contemplated hereby and thereby shall have been duly approved, by written consent or affirmative vote of the requisite holders of shares of capital stock of Seller entitled to vote thereon and by the written consent or affirmative vote of the requisite holders of the shares of each class and series of capital stock of Seller entitled to vote thereon, as required by the New York Business Corporation Law, as amended (the "NYBCL"), the Certificate of Incorporation of Seller and all applicable federal and state securities laws ("Shareholder Authorization");

(h) Certificate. There shall have been delivered to Buyer a certificate executed by the President of Seller, dated the date of the Closing, certifying that the conditions set forth in subsections (a) through (f) of this Section 4.5 have been fulfilled;

(i) Certain Agreements. Each other document, instrument and agreement contemplated by Section 4.2 shall have been executed and delivered by each party thereto other than Buyer; and

(j) Opinion of Counsel. Buyer shall have received the Closing Legal Opinion, in form and substance reasonably satisfactory to Buyer.

4.6   Conditions Precedent of Seller.  The obligations of
Seller under this Agreement to proceed with the sale contemplated hereby and to proceed with the other transactions contemplated hereby, are, at the option of Seller in its sole discretion, subject to the fulfillment of all of the following conditions at or prior to the Closing, and Buyer shall use its best efforts to cause each such condition to be fulfilled:

(a) No Litigation. No action, suit, proceeding or investigation shall have been instituted against Buyer or Seller and be continuing before or by any court, tribunal or governmental body or agency or have been threatened, and be unresolved, to restrain or prevent, or to obtain substantial damages by reason of, any of the transactions contemplated hereby;

(b) Representations. The representations and warranties of Buyer contained in this Agreement or any certificates or documents delivered in accordance with this Agreement shall be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time except for changes expressly permitted by this Agreement;

(c) Performance of Covenants. Each covenant, agreement and obligation required by the terms of this Agreement to be complied with and performed by Buyer at or prior to the Closing, shall have been duly and properly complied with and performed;

(d) Certificate. There shall have been delivered to Seller a certificate executed by an officer of Buyer, dated the date of the Closing, certifying that the conditions set forth in subsections (a), (b) and (c) of this Section 4.6 have been fulfilled;

(e) Certain Agreements. Each other document, instrument and agreement contemplated by Section 4.3 shall have been executed and delivered by each party thereto other than Seller; and

(f)   Shareholder Authorization.  Shareholder
Authorization shall have been obtained.

5

		Representations and Warranties of Seller.

Seller hereby represents and warrants to Buyer as follows:

5.1   Organization, Standing and Qualification;
Subsidiaries. (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power and authority and is entitled to own, lease and operate its properties and to carry on its business as and in the places such properties are now owned, leased or operated and where such business is presently conducted.
 Seller is qualified to do business and is in good standing in each state or jurisdiction listed in Schedule 5.1 of the Disclosure Schedule delivered by Seller in connection and concurrently with the execution and delivery of this Agreement (the "Disclosure Schedule"), which states constitute all states in which the failure to be so qualified could have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of the operations of Seller. The copies of the Certificate of Incorporation and By-Laws of Seller delivered by Seller to Buyer are complete and correct.

(a) No part or aspect of the Business has been conducted through any direct or indirect subsidiary or any direct or indirect affiliate of Seller.

5.2 Authority; Options. (a) Seller has all requisite power and authority to enter into this Agreement, and each other agreement, document and instrument to be executed or delivered by it in accordance with this Agreement, including, without limitation, the License Agreement, the Bill of Sale, the Proprietary Rights Assignments and the Contract Assignments (the "Seller Documents"), and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Seller Documents by Seller have been duly authorized and approved by its board of directors and, except for Shareholder Authorization (as hereinafter defined), no other corporate proceedings on the part of Seller are necessary to authorize this Agreement, the Seller Documents and the transactions contemplated hereby and thereby, provided, however, that the consent or approval by the shareholders of Seller is not required for Seller to enter into the License Agreement in order to have such agreement be a legal, valid and binding obligation of Seller enforceable in accordance with its terms. This Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller enforceable in accordance with its terms, and each of the Seller Documents has been duly authorized by Seller and is, or upon execution and delivery by Seller of any thereof at the Closing will be, a legal, valid and binding obligation of Seller enforceable in accordance with its terms.

(a) Except as set forth on Schedule 5.2(b) of the Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, puts, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which Seller or any shareholder or trustee thereof or holder of a beneficial interest therein is or may become obligated to issue, assign, purchase, acquire or transfer, (i) shares of the capital stock or securities of, or beneficial interest or equity interests in, Seller, or (ii) any of the Purchased Assets (except for non-exclusive licenses entered into in the ordinary course of business on customary terms and conditions).

5.3 No Violation. Except as required under the NYBCL and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and except as set forth in Schedule 5.3 of the Disclosure Schedule, neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated herein, will with or without the giving of notice or the lapse of time or both
(a) violate or conflict with any provision of Seller's Certificate of Incorporation or Bylaws, as each may have been amended, (b) result in (i) a breach of, or violate, or be in conflict with or constitute a default under, or result in the termination or cancellation of, or accelerate the performance required under, any security instrument, mortgage, note, debenture, indenture, loan, lease, contract, agreement or other instrument, to which Seller is a party or by which it or any of its properties or assets are bound, or (ii) the loss or adverse modification of any lease, franchise, license or other contractual right or other authorization granted to or otherwise held by Seller or with respect to the Purchased Assets, (c) require the consent of any party to any such agreement or commitment to which Seller is a party or by which any of its properties or assets are bound, (d) result in the creation or imposition of any Lien upon any property or assets of Seller, (e) require any consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or arbitrator to which Seller is subject or by which any of its properties or assets may be bound or affected.

5.4 	Financial Statements.  Seller has delivered to
Buyer copies of the audited and unaudited financial statements of Seller listed on Schedule 5.4 of the Disclosure Schedule (the "Financial Statements"), including without limitation, the audited balance sheet of Seller as at March 31, 1996 (the "Balance Sheet") and the unaudited balance sheet and income statement of Seller for the quarter ended March 31, 1997. All of the Financial Statements are complete and correct, have been prepared from the books and records of Seller in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods indicated and fairly present the financial condition of Seller as at their respective dates and the results of operations of Seller for the periods covered thereby. Such Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and include all adjustments, which consist only of normal recurring accruals, necessary for such fair presentation.

5.5 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against on the face of the Balance Sheet (including the notes thereto), or set forth on
Schedule 5.5 of the Disclosure Schedule, as of the Balance Sheet Date, Seller had no material debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) relating to or arising out of any act, transaction, circumstance or state of facts which occurred or existed on or before March 31, 1996 (the "Balance Sheet Date"), whether or not then known, due or payable.

5.6 Absence of Changes or Events. Except as set forth on Schedule 5.6 of the Disclosure Schedule, since the Balance
Sheet Date Seller has conducted its business only in the ordinary course in a manner consistent with past practices. Without limiting the foregoing, since such date, Seller has not:

(a)   incurred any obligation or liability,
absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in the ordinary course of business and consistent with its prior practice, none of which liabilities, in any case or in the aggregate, materially and adversely affects the condition (financial or otherwise), prospects or results of operations of Seller or the Business or the Purchased Assets;

(b) mortgaged, pledged or subjected to any Lien any of its property, business or assets, tangible or intangible;

(c)   sold, transferred, leased to others or
otherwise disposed of any assets used in or necessary to conduct the Business, or licensed any of the Programs, or canceled or compromised any material debt or claim, or waived or released any right of substantial value of or relating to the Purchased Assets and/or the Business;

(d) received any notice of actual or threatened termination of any contract, lease or other agreement or other business relationship or suffered any damage, destruction or loss (whether or not covered by insurance) which, in any case or in the aggregate, has had or could have a materially adverse effect on the condition (financial or otherwise), prospects or results of operations of Seller or of or on the Business or the Purchased Assets;

(e)   encountered any labor union organizing
activity, had any actual or threatened employee strikes, work-stoppages, slow downs or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers or any governmental regulatory authority or self-regulatory authorities;

(f) made any capital expenditures or capital additions or betterment in excess of an aggregate of $250,000;

(g) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, trade name, service mark or other Proprietary Rights, or modified any then existing rights with respect thereto of or relating to the Purchased Assets and/or the Business;

(h) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to Seller or any of its assets, properties or rights;

(i)   suffered any damage, destruction, loss,
change, event or condition which, in any case or in the aggregate, has had or may have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of Seller or of or on the Business or the Purchased Assets, including, without limitation, any change in revenues, costs, levels or types of warranty or defective product claims, or relations with employees, landlords, agents, customers or suppliers;

(j) entered into any transaction, contract or commitment other than in the ordinary course of business, or paid or agreed to pay any brokerage, finder's fee, or other compensation in connection with, or incurred any severance pay obligations or "break-up" fee obligations by reason of, this Agreement or the transactions contemplated hereby;

(k) received any notice from any customer or supplier that it, nor has knowledge that any customer or supplier, intends to cease doing business with Seller, which, in any case, has had or could have a material adverse effect on the condition (financial or otherwise), prospects or results of operations of Seller or of or on the Business or the Purchased Assets;

(l) made any purchase commitment in excess of the normal, ordinary and usual requirements of the Business or made any material change in its selling, pricing, advertising or personnel practices inconsistent with Seller's prior practice relating to the Business; or

(m)   entered into any agreement or made any
commitment to take any of the types of actions described in any of subsections (a) through (m) above.

5.7   Title to and Condition of Purchased Assets; Leases.
 (a) Seller does not own any real property. Except for the assets subject to Personal Property Leases (as hereinafter defined), Seller has good and marketable title to all of the Purchased Assets which it owns or uses in the Business or purports to own. Except as set forth in Schedule 5.7(a) of the Disclosure Schedule, none of the Purchased Assets are subject to any Lien of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise.

(a) All of the tangible Purchased Assets are in good operating condition and repair, are suitable for the purposes used and are adequate and sufficient for the operation of the Business. Seller enjoys peaceful possession of all leasehold interests and personal property constituting any part of the Purchased Assets and held under lease or license.

(b) The Purchased Assets constitute all of the assets, properties, and rights necessary to conduct the Business as presently conducted (other than an office, office supplies and telephones). None of the Excluded Assets are assets, properties or rights necessary to conduct the Business as presently conducted. The Subsidiary Businesses do not compete or conflict with the Business.

(c)   Seller has delivered to Buyer true and
complete copies of each of the Contracts prior to the execution of this Agreement. To the best of Seller's knowledge, all of the Contracts are in full force and effect with respect to Seller in accordance with their terms and there is no violation or default under the Contracts and to the best of Seller's knowledge no event has occurred or circumstance exists which with notice or lapse of time or both would constitute an event of default, or give rise to a right of termination or cancellation, or result in the loss or adverse modification of any right or benefit thereunder. No party to any Contract has given Seller written notice of or made a claim with respect to, and Seller is not otherwise aware of, any material breach or default under any thereof. To the best of Seller's knowledge, Seller enjoys peaceful possession and quiet enjoyment of the Purchased Assets, tangible and intangible, held under license; and all such licenses are in good standing, in full force and effect and are valid, binding and enforceable obligations of Seller, and to the best of Seller's knowledge, of the licensors thereunder. None of the Contracts impose any obligation on Seller other than to provide service in the ordinary course. Except as set forth on Schedule 5.7(d) to the Disclosure Schedule, there have been no oral or written modifications to the terms or provisions of any of the Contracts. No amount payable or reserved under any Contract has been assigned or anticipated and no amount payable under any Contract is in arrears or has been collected in advance and to the best of Seller's knowledge, there exists no offset or defense to payment of any amount under a Contract.

5.8 Proprietary Rights. (a) Seller owns or possesses the perpetual and royalty-free licenses and other rights to use all Proprietary Rights used in or necessary to conduct the Business as it is presently operated, including, without limitation, any necessary to develop, market, license and support the Programs, all of which are in good standing and uncontested and free and clear of any Liens and rights of others of any kind.
 No Proprietary Rights are owned or licensed or held by any shareholder, director, officer, consultant or employee of Seller, or by any entity controlled by or affiliated with Seller or by any of such persons, including, without limitation, Management
Technologies, Inc., Lancer Holdings, Inc., or Midland Associates, all such Proprietary Rights being owned or licensed by Seller itself. Except as set forth on Schedule 5.8(a) of the Disclosure
Schedule, to the best of Seller's knowledge, Seller is not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, service marks, service names, trade names, patents, patent applications, licenses or trade secrets or other proprietary rights or intellectual property of any other person or entity. No claim, suit, demand, proceeding or investigation is pending, has been asserted or is threatened by or against Seller with respect to, based on or alleging infringement of any such rights or the proprietary rights or intellectual property of any third party, or challenging the validity or effectiveness of any license for such rights, and Seller knows of no basis for any such claim, suit, demand, proceeding or investigation.

(a) Seller has the exclusive right to manufacture, develop, publish, market, license and sell the Programs. Except as set forth on Schedule 5.8(b)(i) of the Disclosure Schedule, no person or entity other than Seller may manufacture, develop, publish, market, license or sell all or any part of the Programs without the prior consent of Seller (in Seller's sole discretion) and Seller has not given any such consent and Seller owns all right, title and interest in and to the Programs and the exclusive right to apply for copyright and patent protection therefor. To the best of Seller's knowledge, no director, officer, employee or independent contract of Seller has in his or her personal possession outside the offices of Seller, for safekeeping, convenience of work or otherwise, any proprietary material of Seller. None of the individuals or entities who have performed services in connection with the development of any of the Programs, as employees or as independent contractors, or any other employee of Seller, holds any proprietary or other ownership rights with respect to such Programs and each of such employees and independent contractors has signed an employment contract or confidentiality agreement with Seller in the form annexed to
Schedule 5.8(b)(ii) of the Disclosure Schedule, which contains a covenant prohibiting the use or disclosure of confidential information and proprietary rights.

(b) Except for commercially available off-the-shelf software and software which is otherwise available in the public domain, and except for the software used solely in connection with the Subsidiary Businesses, Schedule 5.8(c)(i) of the Disclosure Schedule contains a true and complete list of all software licensed to, owned, developed, or published by Seller, including, without limitation, the Programs, as well as a description of any instructions or sequences of instructions, in whatever form embodied, which are included in any of the Programs and which requires the consent (whether subject to royalty or otherwise) of a party other than Seller in order for any of the Programs to be sold, transferred, used, licensed, updated, enhanced or modified or integrated with other software by Seller, Buyer or any other party together with true and correct copies of all contracts between or among a Seller, on the one hand, and such authors or licensors, on the other hand. There has been no publication or public distribution of any of the Source Code of any of the Programs that would in any way affect the right of Seller or Buyer to seek copyright protection for such Programs.
With respect to the Contracts pertaining to Programs entered into by Seller, Seller has licensed the Programs and not sold them, thus retaining ownership of the underlying software, and has not granted any exclusive licenses in respect thereof. Seller is not aware of any claims actually or purporting to be within the scope of any warranty coverage, express or implied, afforded to licensees of any Programs or of any errors, omissions or failures to perform. There are no bugs in the Programs reasonably detectable with normal use of the Programs except as set forth in
Schedule 5.8(c)(ii) of the Disclosure Schedule, all of which can be corrected by Buyer without unreasonable effort or expense.

(c) Seller is not a party to or bound by any oral or written contract or understanding relating to or which might interfere with the full exploitation of any rights or property being transferred to Buyer under this Agreement or which restricts its right to enter into this Agreement or to perform in accordance herewith. Seller has not entered into any agreements not conveyed herein to Buyer which involves the publication, development, manufacture or marketing of any computer software in substantial competition with any of the Programs; and has not entered into any transactions with respect to any assets, liabilities or business operations referred to or contemplated by this Agreement with any party other than Buyer, except in the ordinary course of business.
 Except as set forth on Schedule 5.8(d) of the Disclosure Schedule, no part of any of the Proprietary Rights, including, without limitation, any source code, is subject to or held in escrow or is in any third party's possession.

5.9   Litigation.  (a)  Except as set forth on Schedule
5.9(a) of the Disclosure Schedule, there is no action, suit, proceeding, arbitration or investigation pending against, asserted by, or affecting Seller or the transactions contemplated by this Agreement, nor to the best of the knowledge of Seller, any basis therefor or threat thereof which, in any case or in the aggregate, could if adversely determined have a material adverse effect on the business, assets, liabilities, operations or financial condition of Seller, the Business or the Purchased Assets or the use thereof by Buyer. Neither Seller nor any of its subsidiaries is subject to any court or administrative order, writ, injunction or decree, applicable to it or to its business, property or employees, nor is it in default with respect to any order, writ, injunction or decree, of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign.

(a) Schedule 5.9(b) of the Disclosure Schedule sets forth a complete list and description of all defective product or service warranty and/or third party liability claims, made against Seller during the past three years, together with the resolution thereof (whether under insurance policies or otherwise).

5.10 Compliance; Permits. (a) Neither Seller, nor any officer or director thereof has violated any law, rule, regulation, order, judgment or decree applicable to Seller, any of its employees, any of the Purchased Assets and/or any aspect of the Business, including without limitation, any laws, rules, regulations, ordinances, codes, orders, judgments or decrees as to zoning, building requirements or standards, import, export, environmental, health and/or safety matters, which violation could have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities, prospects or results of the operations of Seller, the Purchased Assets or the Business. Seller has all licenses, consents, certificates, franchises, permits, and authorizations issued by any department, board, commission, bureau or instrumentality ("Governmental Licenses") necessary to conduct the Business in the manner that it is currently conducted by it, and none of operations of Seller are being conducted in any manner which violates in any material respect any of the terms of conditions under which such Governmental License was granted. Each Governmental License has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of Seller, threatened administrative or judicial proceeding to revoke, cancel or declare such Governmental License invalid in any respect. No Governmental Licenses by their terms will terminate or lapse by reason of the transaction contemplated by this Agreement.

5.11    Absence of Certain Business Practices.  Neither
Seller nor any officer, employee or agent of Seller, nor any other person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of Seller (or assist Seller in connection with any actual or proposed transaction) which (a) might subject Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, might have had an adverse effect on the assets, business or operations of Seller or the Business, or (c) if not continued in the future, might adversely affect Seller's assets, business, operations or prospects or the Business or which might subject Seller to suit or penalty in any private or governmental litigation or proceeding.

5.12   Schedules.  Schedule 5.12 of the Disclosure
Schedule hereto contains a true, complete and accurate list and description of the following:

(a) all real property in which Seller has an ownership, leasehold or other interest or which is used by Seller in connection with the conduct of its business (the "Properties");

(b) all material items of hardware and other equipment, owned, leased or used by Seller in the Business, and setting forth with respect to all such listed property a summary description of all leases relating thereto, identifying the parties thereto, the rental or other payment terms, expiration date and cancellation and renewal terms thereof (the "Personal Property Leases");

(c)   all sales, agency, supply, purchase,
distribution, OEM, VAR, dealer, advertising, promotional, support, maintenance, outsourcing, manufacture and fulfillment agreements or franchises, and agreements for software acquisition, development agreements, author agreements and publishing agreements of or relating to the Purchased Assets or the Business, and all agreements providing for the services of an independent contractor to which Seller is a party or by which it is bound and which relate to any of the Purchased Assets or the conduct of the Business, including, without limitation, a true and complete itemized description of all contracts between Seller and software developers, licensors and authors or pursuant to which any royalty or similar payment shall be payable;

(d)   all contracts, agreements, commitments,
purchase orders, leases, licenses or other understandings or arrangements to which Seller is a party or by which it or any of its property is bound or affected, relating to the Business, except for (i) those listed on Schedule 5.12(c) of the Disclosure Schedule (ii) entered into in the ordinary course of business that are terminable by Seller on less than 30 days' notice without any penalty or consideration, and (iii) involve payments or receipts during the entire life of such contracts by Seller of less than $2,000 in the case of any single contract but not more than $10,000 in the aggregate;

(e) all guarantees, loan agreements, indentures, mortgages and pledges, all conditional sale or title retention agreements, security agreements, equipment obligations, leases or lease purchase agreements as to items of personal property (excluding equipment obligations, leases or lease purchase agreements not relating to the Purchased Assets), in each case to which Seller is a party or by which it is bound or under which it has rights;

(f) all employment and consulting agreements, including, without limitation, obligations for severance, reemployment assistance, termination, deferred compensation, or vacation pay, to which Seller is a party or by which it is bound;

(g) 	as of a date no earlier than May 9, 1997, all
of Seller's accounts receivables relating to or arising out of the Business, together with information as to each such listed receivable which has been outstanding for more than 30 days;

(h) 	as of a date no earlier than May 9, 1997,  all
of Seller's accounts payable relating to or arising out of the Business;

True and complete copies of all contracts, agreements, plans, arrangements, commitments and documents required to be listed or identified pursuant to this Section 5.12 (to the extent in writing or if not in writing, an accurate summary thereof), together with any and all amendments thereto, have either been delivered to Buyer or attached to Schedule 5.12 of the Disclosure Schedule.

Except as set forth on Schedule 5.12 of the Disclosure Schedule, all of the contracts and agreements required to be listed or identified pursuant to this Section 5.12 (other than those which have been fully performed) are legal, valid, binding and enforceable in accordance with their respective terms, in full force and effect, do not require the consent or approval of any party to the assignment thereof and will be unaffected by the sale or other transfer of the Purchased Assets to Buyer hereunder, and Buyer will be entitled to the full benefits thereof, and none of such contracts and agreements is with a governmental agency or authority. To the best of the knowledge of Seller, there is not under any contract or agreement required to be listed or identified pursuant to this Section 5.12 any existing default or event which, after notice or lapse of time, or both, would constitute a default or result in a right to accelerate or loss of rights. There have been no oral or written modifications to the terms or provisions of any of such agreements. No amount payable or reserved under any such agreement has been assigned or anticipated and no amount payable under any such agreement is in arrears or has been collected in advance and to the best of the knowledge of Seller, there exists no offset or defense to payment of any amount under such an agreement.

5.13 Taxes. Seller has paid or made adequate provision for the payment of all taxes, fees, assessments and charges, including, without limitation, income, property, sales, use, franchise, added value, employees' income withholding and social security taxes, imposed by the United States or by any foreign country, or by any state, municipality or instrumentality of any of same or by any other taxing authority, and for all penalties and interest thereon, which has or may become due for or during all periods ending, and in respect of all operations, on or prior to the Closing Date. All tax returns required to be filed in connection therewith have been accurately prepared and filed and all deposits required by law to be made by Seller with respect thereto have been duly made. Seller is not a party to any pending action, proceeding or audit by any governmental authority for assessment or collection of any amount of taxes for which it may be directly or indirectly liable, and there is no claim for assessment or collection of any amount of taxes for which it may be directly or indirectly liable.

5.14 Employee Benefits; Labor Matters. (a) All pension, retirement, profit-sharing, deferred compensation, bonus, incentive, medical, vision, dental and other health insurance, life insurance or any other employees benefit plan, arrangement or understanding and any trusts or insurance contracts maintained in connection therewith (collectively, "Benefit Plans"), conform to, and the administration thereof is in material compliance with, all applicable laws and regulations, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), and comparable foreign laws, rules and regulations, and neither the operation or administration of any such Benefit Plan, nor the transactions contemplated by this Agreement will result in any liability to Seller or Buyer under or in respect of any of such Benefit Plans, in Buyer incurring or suffering any liability, or have any adverse effect on the financial condition, assets liabilities or results of operations of Seller, Buyer or the Business. All contributions required, by law or by contract, to be made to any Benefit Plans subject to ERISA or any foreign law for any plan year, or other period on the basis of which contributions are required, ending before the date hereof, have been made as of the date hereof. Seller has complied in all material respects with all reporting and disclosure requirements with respect to each Benefit Plan. No such Benefit Plan (including any trust created thereunder), nor any trustee or administrator thereof, has engaged in any transaction prohibited by ERISA or any foreign law, or by Section 4975 of the Code, which could subject Seller, or such Plan to any penalty imposed under ERISA or any foreign law or to any tax imposed by Section 4975 of the Code or any foreign law or, if any such transaction has occurred, it has been corrected within the meaning of Section 4975 of the Code or such foreign law, and all applicable taxes and penalties with respect thereto have been paid. No "reportable event" as that term is defined in ERISA has occurred with respect to any of the Benefit Plans. No liability to the Pension Benefit Guaranty Corporation or comparable foreign authority has been or is expected to be incurred with respect to any of such Benefit Plans. Seller does not participate, maintain or contribute to (or within the preceding three years participated, maintained or contributed to) and has no liability or obligation under or with respect to any multi-employer plan governed by or subject to ERISA or any foreign law, nor has it participated, maintained, contributed or incurred any liability in respect of any thereof within the last three fiscal years. Seller has no liability or obligation with respect to any Benefit Plan or trust related thereto that may have been terminated prior to the date hereof.

(a) Seller has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to hiring, wages, hours, collective bargaining and the payment and withholding of taxes, and has withheld all amounts required by law, regulation or agreement to be withheld from the wages or salaries of its employees and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. Seller has not engaged in any unfair labor practice, and there is no unfair labor practice, sexual harassment or other employment-related complaint pending, or, to the knowledge of Seller, threatened against Seller or any officer, director or employee thereof. There do not exist any pending workmen's compensation claims against Seller that are not adequately provided for by insurance, or any pending or, to the knowledge of Seller, threatened claims that the workplace of Seller is unsafe or that Seller has engaged in unfair labor practices, employment discrimination or wrongful discharge. No union, trade, guild or collective bargaining unit represents any employees of Seller, and no union organizing or election activities involving any non-union employees of Seller is now in progress or, to the best of Seller's knowledge, threatened.

5.15   Accounts Receivables.  All Receivables
constituting any part of the Purchased Assets have arisen only from bona fide transactions in the ordinary course of business and are collectible in accordance with their terms.

5.16   Environmental Matters.  (a)  As a result of
Seller's action or inaction, and to the best knowledge of Seller, no Hazardous Substance (as hereinafter defined) is present or at any time has been stored, treated, recycled, released, disposed of or discharged on, about, from or affecting the Properties in any material amounts, and Seller has no liability or potential liability which is based upon or related to the environmental conditions under or about the Properties.

(a)   Neither Seller nor, to the knowledge of
Seller, any prior or current owner, tenant or occupant of any of Properties, has received (i) any notification or advice from or given any report or notice to any governmental agency or authority involving the use, handling, transport, presence, spill, escape, leakage, release, remediation or clean-up of any Hazardous Substance on or about any of the Properties or caused by Seller or any affiliate of Seller or (ii) any complaint, order, citation or notice with regard to any emission, discharge, storage or disposal, any Hazardous Substance or any other environmental, health or safety matter affecting any of the Properties, or any property or location at any time occupied or used by any Seller, under any other federal, state or local law, ordinance, rule or regulation.

(b) To the best of Seller's knowledge, there are no fuel or gasoline storage tanks presently in use or at any time abandoned in, on or under any of the Properties. None of the Properties contains any asbestos or asbestos-containing materials.

(c) The term "Hazardous Substance" as used in this Agreement shall include, without limitation, gasoline, oil and other petroleum products, explosives, radioactive materials and related and similar materials, and any other substance or material defined as a hazardous, toxic or polluting substance or material by any federal, state or local law, ordinance, rule or regulation, including asbestos and asbestos-containing materials, PCBs and urea formaldehyde foam insulation.

5.17 SEC Filings. Seller has filed with the Securities and Exchange Commission (the "SEC") all notices, prospectuses, offering statements and registration statements required to be filed in connection with the offer or sale of securities by Seller under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder. All such notices, prospectuses, offering statements and registration statements comply in all material respects with the requirements of the Securities Act, and the rules and regulations promulgated thereunder, and such notices, prospectuses, offering statements and registration statements at the date of filing thereof with the SEC did not contain an untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. In addition, Seller has filed with the SEC all reports and proxy statements required to be filed by Seller under the 1934 Act, and the rules and regulations promulgated thereunder, and such reports and proxy statements at the date of filing thereof with the SEC did not contain an untrue statement of any material fact nor omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. Seller has delivered to Buyer copies of (i) all notices, prospectuses, offering statements and registration statements filed with the SEC by Seller under the Securities Act since August 11, 1995; and (ii) all reports and definitive proxy statements filed with the SEC by Seller under the 1934 Act since such date.

5.18 Information Statement. (a) The information statement and related materials (collectively, the "Information Statement") to be prepared by Seller in accordance with Section
7.7 and used in connection with Seller's Special Meeting of Shareholders described in Section 7.8, relating to the authorization of this Agreement, the sale of the Purchased Assets and other transactions contemplated hereby (the "Special Meeting") will, when prepared by Seller and distributed to the shareholders, comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder and will not, at the time of the mailing of the Information Statement to the holders of capital stock of Seller (the "Shareholders") or at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, that Seller makes no representation with respect to information concerning Buyer supplied by Buyer to Seller for inclusion in the Information Statement. The manner and conduct of the Special Meeting by Seller shall comply in all material respects with the provisions of the NYBCL and the 1934 Act and the rules and regulations promulgated thereunder.

(a)   Set forth on Schedule 5.18 to the Disclosure
Schedule is a list of not more than ten (10) persons (within the meaning of Rule 14a-2(b)(2) promulgated under the 1934 Act), specifying the number of shares of Common Stock or Preferred Stock of Seller owned or believed by Seller to be controlled by each such person and the percentage ownership of each such person based on the number of shares entitled to be voted at the Special Meeting. Such persons are the owners of or control the vote of greater than two-thirds of the shares of capital stock of Seller entitled to vote at the Special Meeting and also the requisite number of shares of each class and series of capital stock of Seller entitled to vote thereat and have duly and validly approved at the Special Meeting the matters covered by the Information Statement, as required by the NYBCL, the Certificate of Incorporation of Seller and all applicable federal and state securities laws.

5.19   Customers and Suppliers.  Set forth in Schedule
5.19 of the Disclosure Schedule is a list of the names and addresses of the seven (7) largest customers and the ten (10) largest suppliers (measured by dollar volume of purchases or sales in each case) of the Business and the percentage of the business of the Business which each such customer or supplier represented during each of the years ended March 31, 1997 and 1996. Except as set forth in Schedule 5.19 of the Disclosure Schedule, there exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of Seller with any supplier or customer listed such
Schedule 5.19.

5.20 Solvency. On the date hereof, the present fair saleable value of the assets of Seller, on a going-concern basis, exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they mature. After giving effect to the transactions contemplated hereby, Seller will have sufficient capital for it to carry on its business as proposed to be conducted, including its existing capital needs.

5.21 Disclosure. No representation or warranty by Seller contained in this Agreement nor any written statement or certificate furnished or to be furnished by or on behalf of Seller to Buyer in connection herewith contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained, under the circumstances under which made, not misleading or necessary in order to provide a prospective purchaser of the Purchased Assets with adequate information as to the operations of Seller, the Business and the Purchased Assets and Seller has disclosed to Buyer in writing all material adverse facts known to it relating to the same. The representations and warranties contained in this Agreement or any document delivered in connection with this Agreement shall not be affected or deemed waived by reason of the fact that Buyer and/or any of its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

6

	Representations and Warranties of Buyer

		Buyer represents and warrants to Seller that:

6.1 	Organization and Standing.  Buyer is a corporation
duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

6.2 	Authority of Buyer.  The execution, delivery and
performance of this Agreement and all the agreements and instruments of Buyer relating hereto and the consummation of the transactions contemplated hereby shall have been duly authorized by all necessary corporate action on the part of Buyer at or prior to the Closing; this Agreement has been duly executed by a duly authorized officer of Buyer; and this Agreement and such agreements and instruments constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms.

7

	Covenants of Seller

7.1 Conduct of Business. Without in any way limiting the provisions of Article 3 of this Agreement, during the period from the date of this Agreement to and including the Closing Date, Seller shall not take any action which might result in any material change in the operations of the Business or which might have a materially adverse effect on the value of the Purchased Assets or the Business other than changes made with the prior written consent of Buyer. Without limiting the generality of the foregoing, prior to the Closing, Seller will not, without the prior written consent of Buyer:

(a) dissolve, liquidate, merge or consolidate or sell or otherwise dispose of all or any substantial portion of its assets or obligate itself to do so, unless such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the Business or the transactions contemplated by this Agreement;

(b) sell, transfer, lease or otherwise dispose of any assets or properties of or related to the Business, or license any of the Programs;

(c) amend, modify, change, alter, terminate, rescind or waive any rights or benefits under any Contract;

(d) fail to maintain the Purchased Assets in reasonably good condition, repair and working order, reasonable and ordinary wear and tear excepted;

(e) perform, take any action or incur or permit to exist any of the acts, transactions, events or occurrences of a type which would be inconsistent with or render untrue any of the representations or warranties set forth in Section 5.6 hereof had the same occurred after the Balance Sheet Date and prior to the date hereof;

(f) cancel, compromise or modify or agree to cancel, compromise or modify any Receivable; or

(g) cancel any of the current insurance policies or any of the coverage thereunder maintained for the protection of any of the Purchased Assets or the Business, or the operation thereof.

7.2 Changes in Information. During the period from the date of this Agreement to the Closing Date, Seller shall give Buyer prompt written notice of any change in, or any of the information contained in, the representations and warranties made by it in or pursuant to this Agreement or the Disclosure Schedule or of any event or circumstance which if it had occurred on or prior to the date hereof, would cause any of such representations or warranties not to be true or correct.

7.3 Access to Information. During the period from the date of this Agreement to the Closing Date, Buyer and its counsel, accountants and other representatives shall be given, during normal business hours, full access to and copies of all of the books, tax returns, contracts, commitments, records, facilities and properties of Seller pertaining to the Business or constituting any part of the Purchased Assets, work papers of accountants of Seller pertaining to the Business and all personnel of Seller, and they shall be furnished with all such documents and information with respect to the affairs of Seller pertaining to the Business as may from time to time reasonably be requested, including without limitation, employee files, employee benefit files, contracts with the current customer and vendor base of the Business, projections of customer and vendor activities, all computer files, systems and records, leases, and accounts payable and receivable. Seller and its directors, officers and employees shall cooperate fully with Buyer's investigation, provided that Seller shall not be required to incur any out of pocket costs in connection therewith. Buyer will (and will cause its representatives to) maintain the confidentiality of the confidential information it receives from Seller, provided that such information may be disclosed (in confidence) to lawyers, accountants, prospective lenders and investors, and other persons or entities involved in the transactions, and that nothing herein shall prevent disclosure or use of any information as may be required by applicable law or that is at the date hereof or hereafter becomes generally available to and known by the public other than by reason of Buyer's breach of its obligations under this Section 7.3, or is or becomes available to Buyer on a non-confidential basis from a source that is not known by Buyer to be prohibited from disclosing such information pursuant to a confidentiality agreement with Buyer or its representatives. Notwithstanding the foregoing, Buyer shall be entitled to utilize all such confidential information in connection with its operation of the Business from and after the date hereof.

7.4 Confidentiality. Seller shall hold confidential all information disclosed to or obtained by it from or concerning Buyer or otherwise arising out of its negotiations with Buyer or investigations of Buyer and such information shall not be used or disclosed except in furtherance of the transactions contemplated herein or as otherwise required by law.

7.5 Preservation of Business. During the period from the date of this Agreement to the Closing Date, Seller shall use its best efforts to preserve intact the present goodwill of Seller and the relationships of Seller with customers, dealers, OEMs, VARs, suppliers, creditors, distributors, consultants, governmental authorities and others having business relations with it and the present business organization and personnel of such Seller. Seller shall cause to be paid before they become delinquent all taxes, assessments, and governmental charges or levies imposed prior to the Closing Date upon its business or properties and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other similar persons asserted prior to the Closing Date which, if unpaid, might result in the creation of a Lien upon any Purchased Assets or otherwise have an adverse effect on the conduct the Business.

7.6 	Employees.  (a)  Buyer has no obligation to employ
any of Seller's employees in its business following the date hereof or the Closing Date. Notwithstanding any offer or determination to so employ any employee, Buyer shall not be obligated to maintain any employee for any specific length of time and, except as otherwise provided by the Employment Agreements, all such employees shall be employees at will.

(a) Seller shall promptly pay all amounts due and payable to, or accrued in respect of, its employees in the nature of wages, commissions, salary, insurance and other benefits (including accrued vacation and sick pay and unearned bonuses), and shall pay all withholding tax and similar obligations in each case with respect to all employees of Seller and all periods ending on or prior to the Closing Date, and with respect to the Designated Employees, for all periods ending on or prior to the date hereof.

(b) 	Seller shall be solely responsible for, and
shall indemnify and hold harmless Buyer from and against, any and all claims and obligations, if any, for severance pay, termination pay and other benefits arising or claimed to arise out of (i) the termination of employment of any employee of Seller on or prior to the Closing Date, and with respect to the Designated Employees, on or prior to the date hereof, (ii) the effect of the transactions contemplated by this Agreement on the employment status of any of the employees of Seller, including the Designated Employees and any others which may hereafter be employed by Buyer, and/or (iii) the termination of employment with Buyer within 120 days after the Closing Date of any employee, including the Designated Employees, who prior to the Closing Date (or the date hereof in the case of the Designated Employees) was an employee of Seller and thereafter becomes an employee of Buyer (in this latter case to the same extent as if any such employee were then still employed by Seller, but only with respect to such severance pay, termination pay or other benefits which arise or are claimed to arise out of the employee's employment with Seller).

(c) 	Nothing in this Section 7.6 or elsewhere in
this Agreement, express or implied, shall be construed to confer any rights or remedies on any employee of Seller. All liabilities of Seller under this Section shall constitute Excluded Liabilities.

7.7 Preparation of Information Statement; Action by Shareholders. (a) Seller shall prepare the Information Statement as promptly as possible after the date hereof and shall cause the preliminary Information Statement to be filed with the SEC within fourteen (14) days after the date hereof. Seller shall submit the proposed Information Statement to Buyer and its counsel not less than two days prior to submitting the Information Statement to the SEC or the Shareholders. Buyer shall promptly furnish Seller with such information concerning Buyer as Seller shall reasonably request for inclusion in the Information Statement, and Seller shall be responsible for all other information included therein. Seller shall cause to be distributed to the Shareholders of record as of the record date for the Special Meeting, in accordance with the applicable regulations of the SEC and the applicable provisions of the NYBCL, a copy of the Information Statement filed by Seller with and cleared by the SEC. Seller shall use commercially reasonable efforts to mail the Information Statement to Shareholders on or before May 16, 1997. If prior to the Closing Date either Seller or Buyer determines that the Information Statement needs to be amended or supplemented in order to comply with the 1934 Act or the rules and regulations promulgated thereunder or for Seller's representations or warranties in Section 5.18 to be correct, Buyer or Seller, as the case may be, shall notify the other of such determination and shall deliver to the other such amendment or supplement as such party believes is necessary to comply with the applicable regulations of the SEC and to make such representation and warranty correct. Seller shall consider all such amendments proposed by Buyer, and shall cause all such amendments or supplements that the parties reasonably believe are necessary to be mailed to the Shareholders as soon as practicable after such delivery.

(a) Seller shall, through its Board of Directors, recommend to the Shareholders the adoption of this Agreement and approval of all matters contemplated by or in furtherance of this Agreement to be acted on at the Special Meeting, and shall use all reasonable efforts to make the actions contemplated by the Special Meeting to be effective on or before June 20, 1997.

7.8 Information Provided to Shareholders. Between the date of this Agreement and the Closing Date, Seller shall deliver to Buyer true and correct copies of all information, materials, notices, mailings and other written communications sent by Seller to its Shareholders or any class or series thereof contemporaneously with the distribution thereof.

7.9 	Interim Financial Statements.  Seller shall cause
to be promptly prepared and delivered to Buyer promptly upon completion (but no later than May 31, 1997), income statements and balance sheets of Company for its fiscal quarter ending March 31, 1997 (the "Interim Financial Statements"). The Interim Financial Statements shall be prepared in a manner consistent with the Financial Statements and in accordance with generally accepted accounting principles, but need not be audited. The Interim Financial Statements, when delivered to Buyer, shall be deemed "Financial Statements" for purposes of Section 5.4 hereof and the representations and warranties set forth in Section 5.4 hereof shall be deemed to apply with equal force and effect as of the date of such delivery and as of the Closing Date to the Interim Financial Statements.


8

	Further Agreements.

8.1 Sales and Other Taxes. Seller shall pay all sales tax, transfer tax, intangibles tax, filing fees, recording and registration fees and similar government charges applicable to the transactions contemplated by this Agreement, including, without limitation, all taxes and charges payable, if any, upon the transfer of title to any Purchased Assets. Buyer and Seller will cooperate to prepare and file with the proper public officials, as and to the extent available and necessary, all appropriate sales tax exemption certificates or similar instruments as may be necessary to avoid the imposition of sales, transfer and similar taxes on the transfer of Purchased Assets pursuant hereto.

8.2 Brokerage and Finder's Fee. Buyer represents and warrants to Seller and Seller represents and warrants to Buyer, that no person is entitled to any brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement as a result of any action taken by it or any of its affiliates, officers, directors or employees.

8.3 Referral. Seller shall use its best efforts to refer all requests for and forward all orders for products to Buyer at such telephone number and address as Buyer from time to time informs Seller. Seller and Buyer shall each attempt in good faith to direct or deliver to the other all incoming mail, telephone or other communications or deliveries which are not received by the appropriate party (that is, Buyer in the case of matters or materials pertaining to the Business and Seller in the case of all other matters or materials).

8.4 Break-up Fee. (a) In addition to, and without limiting any of Buyer's rights under or pursuant to this Agreement and the transactions contemplated hereby, subject to and upon the occurrence of a "Break-up Event" (as defined in Subsection 8.4(b) below) on or prior to the expiration of one hundred and eighty
(180) days from the date hereof, Seller shall pay, in immediately available funds, to Buyer, at the offices of its counsel in New York, New York, the "Break-up Fee" specified in subsection 8.4(c) hereof.

(a)   The following shall each be a "Break-up Event":

(i) Seller (or any successor, assign, trustee or custodian thereof) shall execute or the Board of Directors of Seller shall authorize or approve (with or without and whether or not subject to, diligence, financing or other conditions), or publicly announce or confirm an agreement with any group, entity or person other than Buyer providing for the acquisition of all or any portion of the Purchased Assets by such other party, whether by merger, purchase of assets or stock, purchase of claims against Seller or its estate, plan of reorganization, liquidation or otherwise;

(ii)   A Change of Control of Seller shall
occur. For purposes of this paragraph, "Change of Control" shall mean:

(A)   a stock purchase of any "person" or
"entity" (as such terms are used in Sections 13(d) and 14(d)
(2) of the Securities Exchange Act of 1934, as amended) who then owns or by virtue of such purchase becomes the beneficial owner of, directly or indirectly, voting securities of Seller or of any of the subsidiaries, or rights or options with respect thereto or securities convertible into or exchangeable for any of same, representing 25% or more of the combined voting power of the then outstanding voting securities of Seller or any of its subsidiaries, and such person or entity does not sign a Voting Agreement referred to in Section 3.1(c) hereof;

(B) any change in the composition of the Board of Directors of Seller in any period which involves a majority of such directors and such new Board of Directors does not approve or otherwise seeks to repudiate the transactions contemplated by this Agreement, or

(C) any proxy, voting trust, or any
voting or other agreement by any of the shareholders signing this Agreement, or any management agreement, having the effect of transferring the power or authority (whether or not exercised) to influence control (affirmatively or negatively) over Seller, a subsidiary or its operations, where such agreement seek to repudiate or would have the effect of repudiating the transactions contemplated by this Agreement.

(iii)   Shareholder Authorization shall not be
obtained prior to July 17, 1997 (the "Break-up Date"), provided, however, that this subsection (iii) shall not be a "Break-up Event" if (A) Shareholder Authorization is not obtained by such date because the SEC had delayed the release by Seller of the Information Statement to its shareholders to a date less than twenty (20) days prior to the Break-up Date, and (B) such Information Statement was filed by Seller not later than fourteen
(14) days following the date hereof and Seller had made diligent efforts to timely respond to all SEC comments given in respect thereof, if any.

(b) The Break-up Fee shall be $250,000; provided, that the obligation of Seller to pay such Break-up Fee shall be subject to the satisfaction of the following conditions:

(i)   Buyer shall not have theretofore
exercised any right or stated its intent to terminate or not to perform this Agreement, except as a consequence of the failure of Seller to perform its obligations hereunder;

(ii)   the representations and warranties of
Buyer contained in this Agreement shall have been true and correct in all material respects and Buyer shall have performed all of its obligations under the this Agreement to the extent required to be performed on or prior to the date of the Break-up Event; and

(iii)   consummation of the transaction
contemplated thereby shall not have been prevented by the failure of any condition to the obligations of Seller set forth in the this Agreement to have been satisfied as a consequence of any act or omission by Buyer.

(c)   The obligations of Seller to pay the Break-up
Fee shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which Seller may have against Buyer or any principal thereof, or anyone else. Neither Buyer nor any principal thereof shall be required to mitigate its or his damages. The Break-Up Fee shall not constitute liquidated damages and shall be in addition to, and without limiting any of Buyer's rights under or pursuant to this Agreement and the transactions contemplated hereby, and shall be in addition to any other remedies that Buyer may have at law, in equity or otherwise.

(d)   If a Break-up Event occurs, Buyer shall
nevertheless continue to enforce its rights under this Agreement and be entitled to make competing bids for any or all of the business Seller (and to present the relative merits of bids it may make to parties in interest), but in the event that Buyer is the successful bidder, then Buyer shall not be entitled to the Break-up Fee.

8.5 No Shop. From the date hereof until the expiration of the "Restricted Period" described below, (a) Seller agrees, directly or indirectly, without Buyer's prior written consent, that it shall not and shall not permit any subsidiary to (i) offer or convey, sell or license any of the Purchased Assets or the Business, (ii) issue, sell or purchase any shares of any class or series of any of the issued and outstanding capital stock of Seller or any security convertible into or exchangeable for such stock or any option or warrant with respect to such stock (except options granted under existing stock option plans and shares of Seller capital stock issuable upon the exercise or conversion of options, rights, or securities presently outstanding), or
(iii) merge or consolidate with another entity, and (b) Seller will not solicit, entertain, continue, respond to or encourage inquiries or proposals, or enter into, pursue, or carry on any discussions or negotiations, with respect to any transaction of the type referred to in clause (a) above with any person or entity other than Buyer. Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore in respect of any such transaction. Seller will promptly advise Buyer of the identity of any offeror and communicate to Buyer the terms of any oral inquiry or proposal which it may receive and deliver to Buyer a copy of any such offer in writing. Without limiting the rights of Buyer to pursue any remedies, the parties agree that damages are not an adequate remedy for a breach of this Section and that the obligations hereunder may be specifically enforced. The "Restricted Period" shall continue until the expiration of the earlier of (a) one hundred and eighty (180) days after the date of the execution and delivery of this Agreement by all parties and
(b) the Closing. Notwithstanding the foregoing, Seller shall be entitled to enter into any of the foregoing transactions, provided that such transaction is specifically conditioned upon, and will not occur until after, the Closing, and will otherwise not involve or have any effect on or otherwise conflict with the Business or the transactions contemplated by this Agreement.

8.6 OEM License. Subject to the terms of this Agreement and the schedules and exhibits hereto, including, without limitation, the Non-Compete Agreement, from and after the Closing, Buyer agrees to grant to Seller, on a product-by-product basis, an OEM license (an "OEM") to utilize the COPERNICUS programs in a non-competitive software product to be developed or sold by Seller (a "Product"), provided that (a) any such OEM shall be on substantially similar terms and conditions as Buyer's arrangements with its other OEM's and otherwise on Buyer's standard form and (b) Buyer shall have the right to refuse to grant to Seller a OEM for any reasonable business reason, including, without limitation, any of the following:

(i)   the proposed Product is not consistent
with Buyer's business plan or relates to an area or field in which Buyer does not wish its products utilized;

(ii) Buyer desires to enter the market with a product similar to the Product;

(iii)   Buyer has previously granted, or
desires to grant, an OEM to an alternative vendor for a similar product or related field;

(iv)   Buyer does not wish to do business with
any party affiliated or involved with Seller in the development or sale of the Product for any reason whatsoever;

(v)   Seller's financial status is below the
standard required by Buyer for its VARs, OEMs or distributors, or
Buyer believes, in its sole discretion, that Seller's financial situation at such time not sufficient to provide adequate support for the Product; or

(vi)   Buyer, in its sole discretion, believes
the Product or any potential use thereof to be competitive with any product sold or licensed by Buyer or otherwise competitive with Buyer's business.

(A) Buyer, or any of its subsidiaries, shall become subject to the reporting requirements of the Securities Exchange Act of 1934,
(B) Buyer shall effect a sale of the assets of or relating to the COPERNICUS programs, (C) any person who is not a stockholder of Buyer as of the Closing (or any affiliate of any such stockholder) shall hold 25% or more of the equity of Buyer or (D) Buyer shall have tendered to Seller the Termination Payment (as defined in Schedule 2.1(c) hereto).


9

9.1 	Obligation to Indemnify.  (a)  Buyer hereby assumes
and agree to save, indemnify and hold harmless Seller from and against, and shall on demand reimburse Seller for:

(i)   any and all loss, liability, damage or
deficiency suffered or incurred by Seller by reason of any misrepresentation or breach of warranty by Buyer or nonfulfillment of any covenant or agreement to be performed or complied with by Buyer under this Agreement or in any agreement, certificate, document or instrument executed by Buyer and delivered to Seller pursuant to or in connection with this Agreement; and

(ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to any of the foregoing, or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 9.1(a).

(b) Seller hereby assumes and agrees to save, indemnify and hold harmless Buyer from, against and in respect of, and shall on demand reimburse Buyer for:

(i)   any and all loss, liability, damage or
deficiency suffered or incurred by Buyer by reason of any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement to be performed or complied with by Seller under this Agreement or any agreement, certificate, document or instrument executed by Seller and delivered to Buyer pursuant to or in connection with this Agreement;

(ii)   any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer in respect of or in connection with any and all debts, liabilities and obligations of, and any and all violation of laws, rules, regulations, codes or orders by Seller, direct or indirect, fixed, contingent, legal, statutory, contractual or otherwise, which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known, due or payable, except to the extent specifically assumed by Buyer under the terms of this Agreement;

(iii)   any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer based on or arising out of the infringement or alleged infringement of any of the Programs as they exist on the date hereof of the proprietary rights of any third party (provided that any such claim pursuant to this subparagraph (iii) is made within three years of the date hereof);

(iv)   any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer based on or arising out of any defective or allegedly defective product or service warranty and/or third party liability claims (whether alleged in contract, tort, strict liability or otherwise), which exist at or as of the Closing Date or which arise after the Closing Date but which are based upon or arise from any act, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Closing Date, including, without limitation, any products manufactured, assembled, sold or distributed by Seller or its predecessors in interest at any time;

(v) any and all loss, liability, damage, cost or expense suffered or incurred by Buyer based on or arising from
(A) the presence of any Hazardous Substance on or about any premises occupied by Seller or any hazardous discharge on or prior to the Closing Date, and/or any environmental complaint, and/or the failure to obtain any license or permit required in connection with any Hazardous Substance or hazardous discharge or the retention, disposal, treatment or use thereof, and/or arising out of any noncompliance with any environmental, health or safety law, ordinance, rule or regulation (each, an "Environmental Requirement"), in each case, based on or arising from any act, transaction, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then known,
(B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, or noncompliance with any Environmental Requirement, on or prior to the Closing Date, and/or (C) any environmental complaint and/or any demand of any government agency or authority prior to, on or after the Closing Date which is based upon or in any way related to any hazardous discharge, the presence, use, disposal or treatment of a Hazardous Substance, and/or noncompliance with any Environmental Requirement on or prior to the Closing Date, and including, without limitation and in each such case under this clause (v), the reasonable costs and expenses of all remedial action and clean-up, attorney and consultant fees, investigation, sampling and laboratory fees, court costs and litigation expense and costs arising out of emergency or temporary assistance or action undertaken by or as required by any duly authorized regulatory body in connection with any of the foregoing;

(vi)   any and all taxes, including, without
limitation, income, franchise, property, sales, use, added value, employees' income withholding and social security taxes, and all assessments or governmental charges imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by Seller in connection with or arising out of the operation of Seller's business on or prior to the Closing Date and all interest and penalties thereon;

(vii)  any and all loss, liability, damage,
cost or expense suffered or incurred by Buyer by reason of any claims of or entitlements to severance pay, termination pay and/or other benefits arising or accruing or claimed to arise or accrue with respect to any employee of Seller, whether by reason of or in connection with any of the transactions contemplated by this Agreement or otherwise to the extent based on any employment of such employee by Seller; and

(viii)   any and all actions, suits,
proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, incident to any of the foregoing or reasonably incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 9.1(b).

9.2 	Survival and Other Matters.  Each representation,
warranty, indemnity, covenant and agreement of each of the parties hereto shall survive the Closing; provided, however, that no party shall be entitled to assert claims against the other for misrepresentations or breach of warranty under or pursuant to this Agreement unless the party asserting such claim shall notify the other in writing of such claim within three (3) years after the Closing Date; provided, further, that the foregoing limitation on the survival of representations and warranties shall not apply to any of the representations and warranties in Sections 5.2, 5.7(a),
5.13 and 5.16 hereof.

9.3 	Offsets.  Without limiting its other rights and
remedies, Buyer shall have the right to set off the amount of any claims reasonably asserted by Buyer in good faith that it is entitled to a deduction or setoff in respect of any obligation under Section 9.1(b) or otherwise under this Agreement against the Closing Payment, the Escrow Fund and/or, under any instrument or agreement executed and delivered by Buyer in accordance with or as contemplated by this Agreement, including, without limitation, the License Agreement and the Royalty, in each case at the option of Buyer, in such order as Buyer shall determine. No such setoff shall constitute a default under this Agreement or otherwise, it being agreed that Buyer shall have a period of ten (10) days after the final and binding resolution of all such good faith claims and/or disputes relating to such non-payment to pay the amounts determined as a result of such resolution to be due and payable. If it shall be determined that Buyer improperly (despite Buyer's good faith belief that such setoff was proper) withheld any payment under this Section, such amount shall bear interest at the rate of ten percent (10%) per annum from the date such amount was due. The remedies provided for in this Agreement are not exclusive and shall be in addition to any other remedies that Buyer may have at law, in equity or otherwise.

10

	Miscellaneous

10.1 	Specific Performance.  Seller agrees that the
Purchased Assets are unique property that cannot be readily obtained on the open market and that Buyer will be irreparably injured if this Agreement is not specifically enforced.
Therefore, Buyer shall have the right specifically to enforce the performance of Seller under this Agreement without the necessity of posting any bond or other security, and Seller hereby waives the defense in any such suit that Buyer has an adequate remedy at law and agree not to interpose any opposition, legal or otherwise, as to the propriety of specific performance as a remedy. The remedy of specifically enforcing any or all of the provisions of this Agreement in accordance with this Section 10.1 shall not be exclusive of any other rights which Buyer may have to terminate this Agreement, or of any other rights or remedies which Buyer may otherwise have under this Agreement or otherwise, all of which rights and remedies shall be cumulative.

10.2 	Binding Agreement; Assignment.  All the terms and
provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement and all rights of Buyer shall be assignable to one or more subsidiaries or affiliates of Buyer. Such assignment shall not relieve Buyer of its obligations hereunder.

10.3 No Public Announcement. No party hereto shall, without the prior written approval of all of the other parties, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that Buyer or Seller shall be so obligated by law or the rules of any stock exchange, in which case such party shall so advise the other party and Buyer and Seller shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with accounting and SEC disclosure or reporting obligations.

10.4 	Law To Govern.  This Agreement shall be construed
and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflict of laws.

10.5 	Notices.  All notices shall be in writing and shall
be deemed to have been duly given to a party hereto if delivered personally, then on the date of such delivery, or on the fifth day after being deposited in the mail if mailed via registered or certified mail, return receipt requested, postage prepaid, or on the next business day after being sent by recognized national overnight courier services, in each case, to such party, at the following respective addresses:

if to Seller, to:

New Paradigm Software Corp.
733 Third Avenue
New York, New York  10017
Attention:  President

with a copy to:

Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York  10112
Attention: Arthur Mitchell, Esq.

if to Buyer, to:

VIE Systems, Inc.
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078
Attention:  Mr. Eric LeGoff

with a copy to:

Golenbock, Eiseman, Assor & Bell
437 Madison Avenue
New York, New York  10022
Attention:  A.C. Peskoe, Esq.

or to such other address as any such party may designate in writing in accordance with this Section 10.5.

10.6 	Fees and Expenses.  Except as expressly set forth
in this Agreement, each of the parties shall pay its own fees and expenses with respect to the transactions contemplated hereby.

10.7 	Entire Agreement.  This Agreement sets forth the
entire understanding of the parties hereto in respect of the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto. This
Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

10.8 	Waivers.  The failure by any party to this
Agreement to comply with any of its obligations hereunder may be waived by any Seller in the case of a default by Buyer and by Buyer in case of a default by Seller. No waiver shall be effective unless in writing and signed by the party granting such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

10.9 	No Third-Party Beneficiaries.  Nothing herein,
express or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement or any documents executed in connection with this Agreement.

10.10 	Counterparts.  This Agreement may be executed in
any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

10.11 	Headings.  The Section and paragraph headings
contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections and paragraphs.

		IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the date first above written.

                                 NEW PARADIGM SOFTWARE CORP.




	By:________________________


                                 VIE SYSTEMS, INC.




	By:________________________

Exhibit 1.1


BILL OF SALE



		THIS BILL OF SALE ("Bill of Sale"), dated
, 1997, is entered into by
and between VIE Systems, Inc., a Delaware corporation (the "Buyer"), and New Paradigm
Software Corp., a New York corporation ("Seller") pursuant to the terms of the Agreement of Purchase and Sale of Assets (the "Agreement"), dated as of May ____, 1997, by and among Buyer and Seller.

Capitalized terms used herein shall have the same meanings and definitions as set forth in the Agreement, unless otherwise specifically defined in this Bill of Sale.

KNOW ALL MEN BY THESE PRESENTS, that pursuant to the terms and conditions of the Agreement and for the consideration set forth therein, the receipt and sufficiency of which are hereby acknowledged, Seller hereby grants, conveys, assigns, transfers and delivers to Buyer all of Seller's right, title, interest and benefit, of whatever kind and nature, in and to the Purchased Assets and excepting only those assets listed on Schedule A hereto (the
"Excluded Assets"), free and clear of any liens, charges and encumbrances of any nature whatsoever.

		TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever.

		All of the terms and provisions of this Bill of Sale will be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

		Seller hereby constitutes and appoints Buyer, and its successors and assigns, the true and lawful attorney or attorneys of Seller, with full power of substitution, in the name of Buyer or in the name of Seller, by and on behalf of and for the sole benefit of Buyer, its successors and assigns, to demand and receive from time to time any and all of the Purchased
Assets, and from time to time to institute and prosecute, in the name of Seller or otherwise, any and all proceedings at law, in equity or otherwise, which Buyer or its successors or assigns, may deem necessary or desirable in order to receive, collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets hereby transferred, assigned and conveyed to Buyer and to defend and compromise any and all actions, suits or proceedings in respect thereof and to do all such acts and things and execute any instruments in relation thereto as Buyer or its successors or assigns shall deem advisable. Without limitation of the foregoing, Seller hereby authorize any officer of Buyer to endorse or assign any instrument, contract or chattel paper relating to the Purchased Assets. Seller agrees that the foregoing appointment made and the powers hereby granted are coupled with an interest and shall be irrevocable.

		Notwithstanding the foregoing, no provision of this Bill of Sale shall in any way modify, replace, amend, change, rescind, waive or in any way affect the express provisions
(including the warranties, covenants, agreements, conditions, representations or any of the obligations and indemnifications, and the limitations related thereto) set forth in the Agreement, this Bill of Sale being intended solely to effect the transfer of property sold and purchased pursuant to the Agreement in accordance with the Agreement.

		IN WITNESS WHEREOF, each of the parties hereto has executed this Bill of
Sale on the date first above written.


VIE SYSTEMS, INC.



By:_________________________________
Name:
   Title:


NEW PARADIGM SOFTWARE CORP.



By:_________________________________
Name:
   Title:

	Schedule 2.1(c)

	The Royalty



		Subject to and upon the terms and conditions of this
Agreement, Buyer shall pay to Seller a Royalty, determined and payable as follows:

1   Calculation of the Royalty.  The Royalty shall be
equal to five percent (5%) of "Net Revenue" of Buyer commencing on and after the first anniversary of the Closing Date. For purposes hereof, "Net Revenue" shall be equal to the amount of cash received and retained by Buyer from the sale, license and distribution of the computer programs known and/or marketed as "COPERNICUS" software (the "COPERNICUS Programs"), less the sum of
(i) any applicable credits, discounts and rebates, including, but not limited to, quantity, dealer, distributor and promotional credits, discounts, adjustments and rebates, and (ii) taxes (such as sales, use or similar taxes) paid or payable by Buyer in connection with such sale or license. If Buyer refunds or issues a credit memo on a customer's price due to customer dissatisfaction or other valid reason, this negative price shall result in a reduction in Net Revenue and therefore a reduction of the Royalty due to Seller. If any COPERNICUS Program is included by Buyer in a program or combination of programs, the aggregate functionality of which extends beyond such COPERNICUS Program, and which additional functionality is either (l) distinct from the collective functionality of the COPERNICUS Program, and/or (2) separately available from Buyer and/or any person other than Buyer (without royalty payable hereunder), then the Net Revenue attributable to the sale, license or distribution of such product shall be proportionately allocated among all significant components of such combination product. From and after the Closing Date, Buyer agrees not to materially alter its pricing policies with respect to the sale, license or distribution of the COPERNICUS Programs for purposes of reducing or otherwise negating its obligation to pay the Royalty to Seller (for example, by increasing its charges for maintenance fees or consulting services at the expense of license fees so as to reduce the Net Revenue calculation).

2   Payment of the Royalty.  The Royalty shall be paid
to Seller on a quarterly basis, within fifteen (15) days following the close of each calendar quarter commencing with the first calendar quarter following the first anniversary of the Closing Date (each such payment being referred to herein as a "Royalty Payment"). If Seller shall so request in writing, Buyer shall provide Seller with a statement setting forth the basis for determination of a Royalty Payment in respect of the period or periods referenced in such request. Buyer shall, at Seller's sole cost and expense, permit Seller access, during normal business hours and on reasonable notice, to those records of Buyer relevant to the calculation of any such Royalty Payment and shall retain such records for a period of two years after the close of the fiscal quarter in which a Royalty Payment is due. Seller shall keep all such information confidential and not use it for any purpose other than for determining compliance with this Agreement.


3   Audit.  Seller shall be entitled to have the
applicable books and records of Buyer examined for purposes of showing compliance with this Agreement (an "Audit") by an independent public accountant mutually acceptable to the parties hereto, who shall have access to such records during normal business hours. If Buyer and Seller are unable to agree on the choice of an accounting firm, they will select by lot a nationally-recognized firm of independent certified public accountants (after excluding Buyer's and Seller's regular outside accounting firm). The fees expenses of the accounting firm shall be borne by Seller unless the firm's determination of the Royalty payable in respect of the period that is subject to the Audit exceeds the Royalty calculated as payable by Buyer by 5% or more.
 Seller shall not be entitled to conduct an Audit more than once in any calendar year.

4   Royalty Termination Right.  Notwithstanding anything
to the contrary contained herein, Buyer shall have the right, in its sole and absolute discretion, to cause an immediate termination its obligation to pay any future Royalty to Seller hereunder, if at any time on or prior to the fourth (4th) anniversary of the Closing Date, Buyer provides written notice to Seller of its intention to effect its termination right hereunder and pays to or for the benefit of Seller, together with such termination notice, an amount equal to the greater of (a) all Royalties previously paid to Seller (or accrued as payable as of the date of such notice) pursuant to the provisions of this
Schedule 2.1(c) and (b) $1,000,000 (the "Termination Payment"). Seller shall have the obligation to accept such Termination Payment when tendered. Upon tendering of the Termination Payment, Buyer's obligation to pay any Royalty accruing from and after the date the Termination Payment is tendered to Seller shall immediately cease and be of no further force or effect.

5   Sale of the COPERNICUS Programs.  (a)  In the event
that at any time prior to the fourth (4th) anniversary of the Closing Date, Buyer shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations hereunder, Buyer shall be required to pay to Seller, on or prior to the closing of such sale transaction, an amount equal to the Termination Payment.

 .1   In the event that at any time following the
fourth (4th) anniversary of the Closing Date, Buyer shall transfer to an unrelated third party all of its rights and interest in and to the COPERNICUS Programs, and such purchaser does not assume, by operation of law or otherwise, the Royalty obligations hereunder, Buyer shall be required to pay to Seller, on or prior to the closing of such sale transaction, an amount equal to the greater of (i) the Termination Payment and (ii) five percent (5%) of the consideration actually received by Buyer for the COPERNICUS Programs in connection with such sale.

6   Offset Right.  The provisions of this Schedule
2.1(c) are subject to the provisions of Section 9.3 of the Agreement.

schedule 2.1 Escrow Agreement

	INDEMNIFICATION ESCROW AGREEMENT



		AGREEMENT dated as of _______, 1997, among VIE
Systems,
Inc., a Delaware corporation ("Buyer"), having offices at
                                  and New Paradigm Software
Corp.,
a New York corporation ("Seller"), having offices at
                               , and Golenbock, Eiseman,
Assor &
Bell, having offices at 437 Madison Avenue, New York, New
York
10022 (the "Escrow Agent"). Buyer and Seller are hereinafter sometimes referred to as the "Parties".

	W I T N E S S E T H:

		WHEREAS, pursuant to that certain Agreement of Purchase and Sale of Assets, dated as of __________, 1997 (the "Purchase Agreement"), among Buyer and Seller, Buyer is concurrently herewith purchasing from Seller the Purchased Assets, with any capitalized term used herein but not otherwise defined having the meaning ascribed to such term in the Purchase Agreement.

		WHEREAS, pursuant to Section 2.1(b) of the Purchase Agreement, the Parties have agreed that on the date hereof, $200,000 of the Purchase Price shall be deposited into escrow upon the terms stated herein.

		WHEREAS, the Parties desire to establish with the Escrow Agent the escrow contemplated by the Purchase Agreement.

		NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Parties hereby appoint and designate the law firm of Golenbock, Eiseman, Assor & Bell as the Escrow Agent for the purposes herein set forth, and the Escrow Agent hereby accepts such appointment, subject to and in accordance with the provisions of this Escrow Agreement.

2. Deposit. Seller hereby authorizes Buyer to deliver to the Escrow Agent on behalf of Seller, simultaneously with the execution and delivery of this Agreement and as partial payment of the Purchase Price under the Purchase Agreement, $200,000 (such amount, or any future balance thereof, being referred to herein as the "Escrow Fund"), to be held in accordance with the terms of this Agreement in an account of (the "Escrow Account").

		3.  Claims Procedure.

3. 1 Notice of Claims. At any time prior to the Second Escrow Termination Date (as hereinafter defined), Buyer may give notice to the Escrow Agent and Seller that pursuant to the terms of the Purchase Agreement Buyer is asserting a claim ("Claim") against Seller. Such notice shall constitute the assertion of such Claim by Buyer against the Escrow Fund held in escrow hereunder. Buyer shall be entitled to make or assert a Claim under the Purchase Agreement, including, without limitation, that it is entitled to (a) reimbursement for amounts paid to suppliers, vendors, licensees or licensors of Seller of or related to the Purchased Assets and/or the Business in respect of pre-Closing Date liabilities of Seller pursuant to Section 1.4(b) of the Purchase Agreement, or (b) indemnification under the Purchase Agreement. Upon the receipt of such notice of a Claim by the Escrow Agent, the Escrow Agent shall hold in escrow hereunder such portion of the Escrow Fund as shall equal the amount of such Claim and all other pending Claims hereunder. Notice of a Claim given to the Escrow Agent and Seller pursuant to this Section 3.1 shall briefly set forth the basis of the Claim and, if then determinable by Buyer, a reasonable estimate of the amount thereof, which estimate may include an estimate of attorneys', accountants' and other fees to be incurred to resolve such Claim. If the estimated amount of a Claim is not set forth in the notice of the Claim given to the Escrow Agent and Seller, Buyer will give a further notice to the Escrow Agent and Seller setting forth Buyer's estimate of the amount of such Claim promptly after it is reasonably able to make such estimate.

3.2 Objection; Delivery. For a period of ten (10) days after the giving of any such notice of Claim to Seller, the Escrow Agent shall make no payment of any of the Escrow Funds in respect thereof unless the Escrow Agent shall have received written authorization from Seller to make such payment with respect to such Claim. After the expiration of such ten (10) day period, the Escrow Agent shall, to the extent of the Escrow Fund, make payment to Buyer of the amount stated in the notice of such Claim given by Buyer pursuant to Section 3.1 hereof, unless prior to the expiration of such ten-day period the Escrow Agent and Buyer have received written notice from Seller that it disputes the Claim. In the event of a payment to Buyer, the Claim shall be deemed to have resulted in a determination in favor of Buyer, solely for purposes of delivery of the Escrow Fund to Buyer. Any such written objection by Seller shall specify the amount stated in the notice of Claim, if any, Seller agrees Buyer is entitled to in respect of any such Claim. In the event of such specification by Seller, the Escrow Agent shall, to the extent of the Escrow Fund, make payment to Buyer of the amount agreed to by Seller in such notice.

			3.3 Determination of Claims. In case Seller shall, in the manner provided in Section 3.2 hereof, object in respect of any Claim (or any portion thereof) made by Buyer, then Seller and Buyer shall, within the seven (7) day period beginning on the date of the receipt by Buyer of such written objection, attempt in good faith to agree upon the rights and obligations of the respective parties with respect to such Claim and how such Claim shall be paid. If Seller and Buyer so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. The Escrow Agent shall be entitled to rely on any such memorandum and shall, to the extent of the Escrow Fund and the direction in such memorandum, make payment to Buyer as provided in such memorandum. If Seller and Buyer fail to so agree, such dispute shall be settled either by (a) mutual agreement of Buyer and Seller, evidenced by single written instructions to the Escrow Agent, (b) a binding and final arbitration award, provided the parties have agreed in the Purchase Agreement or otherwise to arbitration with respect to the matters in dispute, or (c) a final judgment, order or decree of a court of competent jurisdiction in the United States of America (the time for appeal therefrom having expired and no appeal having been perfected), all costs and expenses of which (including reasonable attorneys' fees) shall be borne by the party against whom the dispute is settled as aforesaid. Buyer and Seller agree to proceed in good faith and use their best efforts to resolve any disputes hereunder in a timely and commercially reasonable manner. The Escrow Agent shall be under no duty to institute or defend any such proceedings, and none of the costs and expenses of any such proceedings shall be borne by the Escrow Agent. Upon receipt of a certificate of Buyer as to such determination, the Escrow Agent shall deliver to Buyer free and clear of any interest of Seller, from the Escrow Fund, an amount equal to the amount of such Claim payable to Buyer pursuant to such determination.

		4.  Term.

(a) the thirtieth (30th) day from the date of this Agreement (the "First Escrow Termination Date"), and (b) the sixtieth (60th) day from the date of this Agreement (the "Second Escrow Termination Date"), respectively, with respect to the amounts indicated below, except with respect to any then pending Claim.

             4.2 No Claims at Termination. If at the First Escrow Termination Date there shall be no Claims pending or awards or judgments outstanding, the Escrow Agent shall deliver to Seller the lesser of (a) (i) $100,000 minus (ii) any Claims previously paid out of the Escrow Fund, and (b) the amount of the Escrow Funds then being held by it. If at the Second Escrow Termination Date there shall be no Claims pending or awards or judgments outstanding, the Escrow Agent shall deliver the remainder of the Escrow Funds then being held by it to Seller, if any.

           4.3 Claims at Termination. If at either the First Escrow Termination Date or the Second Escrow Termination Date there shall be any Claims pending or awards or judgments outstanding, the Escrow Agent shall retain, until the final disposition of such Claim, such amount of the Escrow Fund as shall equal the amount of such Claim stated in the notice thereof. If the Escrow Fund is equal to or less than the aggregate of the outstanding Claims, awards and judgments, the full amount of the Escrow Fund shall continue to be held in escrow. Any amount not theretofore delivered to Seller shall be delivered to Seller at such time or from time to time when the Claim, award or judgment to which the retained Escrow Funds relate has been fully rendered as herein provided and all amounts payable as a result thereof have been paid to Buyer.

         4.4 Delivery. Promptly after the determination of a Claim in accordance with the provisions of Section 3.2 hereof and promptly after giving receipt of notice of the determination of a Claim in accordance with the provisions of Section 3.3 hereof, the Escrow Agent shall deliver to Buyer, free and clear of any interest of Seller therein, from the Escrow Fund, an amount equal to the amount of such Claim payable to Buyer pursuant to such determination. If the amount of the Escrow Fund then held by the Escrow Agent is less than or equal to the amount of such Claim so payable, the Escrow Agent shall deliver to Buyer all of the Escrow Fund then held by it, free and clear of any interest of Seller therein.

         4.5 Remedies Cumulative. The rights and remedies of Buyer under this Agreement are cumulative with, and in addition to, any and all other rights and remedies which Buyer may have under the Purchase Agreement.

		5.    The Escrow Agent.

               5.1 Disputes. In the event the Escrow Agent shall believe there shall be any disagreement among or between the Parties resulting in adverse claims or demands being made in connection with the Escrow Fund, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled, at its option, (a) to refuse to comply with any claims or demands on it as long as such disagreement shall continue and, in so refusing, shall make no delivery or other disposition of the Escrow Fund pursuant to the terms of this Agreement and shall not be or become liable in any way or to any person for its failure or refusal to comply with such conflicting or adverse claims or demands and shall be entitled to continue so to refrain from acting and so to refuse to act until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, or (ii) a written agreement executed by Buyer and Seller directing delivery of the Escrow Fund, in which event the Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement, or (b) to place the Escrow Fund with a proper court and to apply to any court of competent jurisdiction (including the commencement of immediate action or suit) to determine the rights of the parties. Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question.

             5.2 Performance. To induce the Escrow Agent to act hereunder, it is further agreed by the parties that:

               (a) The duties and obligations of the Escrow
Agent shall be determined solely by the express provisions of this Agreement. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

               (b) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                (c) The Escrow Agent shall not be bound or in any way affected by any notice of any modification or cancellation of this Agreement or the Purchase Agreement, or of any fact or circumstance affecting or alleged to affect rights or liabilities hereunder other than as is herein set forth, or affecting or alleged to affect the rights and liabilities of any other person, unless notice of the same is delivered to the Escrow Agent in writing, signed by the proper parties to the Escrow Agent's satisfaction and, in the case of modification of the duties or responsibilities of the Escrow Agent, unless such modification shall be satisfactory to the Escrow Agent and approved by the Escrow Agent in writing.

             (d) The Escrow Agent shall not be liable for any error of judgment, or any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, except in the case of its gross negligence, nor shall it be liable for the default or misconduct of any employee, agent or attorney appointed by it who shall have been selected with reasonable care. The Parties shall defend (by attorneys selected by the Escrow Agent), indemnify and hold harmless the Escrow Agent (and any successor escrow agent) from and against any and all losses, liabilities, claims, actions, judgments, damages, costs and expenses arising out of and in connection with this Agreement or the Escrow Agent's duties or services hereunder. This indemnity includes, without limitation, disbursements and reasonable attorneys' fees either paid to retain attorneys or representing the fair value of legal services rendered by the Escrow Agent to itself. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder, in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from gross negligence) in the investment or reinvestment of the Escrow Fund or any loss of interest incident to any such delays.

               (e) The Escrow Agent shall not charge a
separate administrative fee for its services as Escrow Agent hereunder. However, the Parties agree to pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in the performance of its duties hereunder.

               (f) The Escrow Agent shall be entitled to consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                (g) Escrow Agent shall be entitled to
represent or to act as an advisor of Buyer and its affiliates in any lawsuit or any other matter.

				(h) The Escrow Agent does not have any
interest in the Escrow Fund deposited hereunder but is serving as stakeholder only. Upon payment of the Escrow Fund as herein provided, the Escrow Agent shall be fully released from all liability and obligations with respect thereto.

		6. Resignation. The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Parties or at any time may resign by giving written notice to such effect to the Parties. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrow Fund to any successor escrow agent designated by the Parties in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery: (A) to the Escrow Agent of the other parties' notice of termination or (B) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrow Fund until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or an enforceable order of a court of competent jurisdiction.

(i) submit to the jurisdiction of any New York State or federal court sitting in New York in any action or proceeding arising out of or relating to this Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and
(iii) waive, to the fullest extent possible, the defenses of an inconvenient forum. The parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided hereinabove, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

		8. Notices. All notices, instructions and other communications required or permitted to be given, forwarded or transmitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered personally, or three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the address set forth above, or one business day after being delivered to a nationally recognized overnight courier service or when sent by electronic facsimile transmission, or to such other address as the person to whom notice is to be given shall have given notice of pursuant hereto.

       9. Miscellaneous. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns and shall not be enforceable by or inure to the benefit of any other third party except as provided with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties. No waiver hereunder shall be effective unless in a writing signed by the party to be charged. This Agreement may be amended, modified, superseded, or canceled, and any of the terms hereof may be waived, only by a written instrument executed by the parties hereto. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without reference to conflicts of laws.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date and year first above written.

                             VIE SYSTEMS, INC.



                             By:
                             Eric LeGoff, President


                             NEW PARADIGM SOFTWARE CORP.




                            By:

                            Mark Blundell, President



                           GOLENBOCK, EISEMAN, ASSOR & BELL, as
						Escrow Agent



						By:

Schedule 3.1
LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the "Agreement") is entered
into as of May 9, 1997 between New Paradigm Software Corp., a New York corporation ("Licensor"), and VIE Systems, Inc., a Delaware corporation ("VIE").
WHEREAS, Licensor has developed and owns certain
software products and programs known as "COPERNICUS"; WHEREAS, Licensor and VIE have entered into an
Agreement of Purchase and Sale of Assets (the "Purchase Agreement"), pursuant to which VIE has agreed to purchase and Licensor has agreed to sell to VIE, inter alia, certain of its assets and software known as COPERNICUS;
WHEREAS, this is the License Agreement contemplated
by Section 3.1(a) of the Purchase Agreement;
WHEREAS, in addition to and not in limitation of
the provisions of the Purchase Agreement, and intending this Agreement to survive in the event that the Closing contemplated under the Purchase Agreement shall not occur, VIE desires to obtain a license on the terms and conditions contained herein; and
WHEREAS, this Agreement is intended to fall within
the purview of 11 U.S.C.  365(n);
NOW, THEREFORE, in consideration of the above and
the mutual promises and covenants herein, the parties hereby agree as follows (capitalized terms not otherwise defined herein shall have the meanings specified in the Purchase Agreement):
1.	Definitions.  As used herein, the following
terms shall have the following meanings:
"Additional Methods" includes, but is not limited
to, the programs, routines, subroutines, translators, compilers, assemblers, operating systems, conversion filers, encryption and encryption algorithms and codes, protocol modifications made thereto, and all support documentation related thereto, including, but not limited to, flowcharts, instructions, end-user manuals, demonstration models and test aids, including any and all updates and modifications made thereto, which may be developed by or for VIE for the purpose of exploiting the distribution of the Programs (as defined below).
"Affiliate" shall mean any entity having any
relationship, contract, or arrangement with VIE with respect to any matter which affects or is affected by this Agreement wherein VIE has or exercises or has the power to exercise, directly or indirectly (in any manner) control, direction, or restraint of such entity, or wherein such entity has the power to exercise, directly or indirectly (in any manner) control, direction, or restraint of VIE, or wherein such entity and VIE are subject to common or mutual control, direction, or restraint.
"Documentation" is the documentation included
within the Source Code and shall mean all written information relating to the design, use, implementation and correction of algorithms, mask work rights and other programs, including, without limitation, any functional and design specifications, notes on the architecture, use and programmer instructions, logic, flow charts, principles of operation and diagrams, coding conventions, alpha and beta testing notes, test suites, test plans, regression suites, error reports and logs, patches and patch instructions, project history documents and other technology or information, proprietary development tools, and all other writings which are necessary or helpful to a skilled programmer to create, understand, maintain, modify, correct errors and enhance any program thereof without assistance from Licensor, as more fully described in Schedule A hereto.
"Information" shall mean any and all information
relating to or arising out of the Programs, Source Code, Documentation and/or Additional Methods, and including, without limitation, trade secrets and any and all embodiments and representations of Intellectual Property Rights. "Intellectual Property Rights" shall include, but not be limited to, rights associated with the Programs in know-how, trademarks, copyrights, patents, patent applications (including without limitation patent applications set forth in Schedule 1.1(c) of the Purchase Agreement and proprietary rights with respect thereto, in all languages and computer platforms, operating systems and environments, patent reissues, renewals, continuations, continuations-in-part, or divisions of any patent or patent application), trade secrets (as defined in the Restatement of Torts), instructions, improvements, modifications, suggestions, proposals, programs, ideas, writings, and the like of any sort whatsoever, and any embodiment thereof including, but not limited to, computer programs, documentation of programs, assembly and detailed drawings, plans, specifications, results of technical investigations and research, assembly, and parts manuals, and any other information which are owned or controlled by Licensor. "Object Code" shall mean the machine readable
Programs which result from the translation of the Source Code into machine readable.
"Programs" shall mean, alone or in combination, the
programs which make up the COPERNICUS computer programs and Documentation, including the META system, METAbase database, UNIVERSAL TRANSLATOR (also known as COPERNICUS), and any extensions which are dependent upon the foregoing for their function, as more fully described in Schedule A hereto. "Source Code" shall mean visual and machine readable embodiments of an algorithm, mask work rights or computer program, including the process or method thereof and the concepts contained therein, and the representation in the original language in which the program was coded and any languages into which the same may have been translated, together with instructions and any other information necessary or convenient to the compilation and/or editing of such code into object code, including any and all comments by authors, procedural code (such as job control language) and related documentation.
"Trademark" shall mean any term or terms supplied
by Licensor and used in any form or format, style or design, as applied to the Programs and Additional Methods in whatever form and identifies business names, trademarks, and service marks, as well as any goodwill and rights, at common law or otherwise, pertinent thereto, and refers to trademarks, service marks and trade names as set forth on Schedule B hereto.
"Trademark Registrations" shall mean any United
States Trademark Registration or any other domestic application or registration made by VIE now or hereafter obtained.
"VIE Improvements" means changes or additions at
any time after the signature of this Agreement made by VIE to the Programs or Additional Methods, other than maintenance modifications, which add one or more significant new program functions to the Programs or Additional methods or significantly improve their performance by changes in system design and/or coding.
2.	Deliveries.  On the date hereof, Licensor
shall deliver to VIE, a master copy of the Programs and Documentation for use by VIE to publish the same, and a copy of the Source Code.
3.	License Grant.
(a)	Grant.  Subject to the provisions of this
Agreement, Licensor hereby grants to VIE a license (alone or in combination with any other programs, products or services) to use, sublicense, distribute or otherwise commercialize and exploit the Programs and to translate, modify, make derivative works of, revise, upgrade, enhance, reproduce, manufacture, market and distribute the Programs in all languages and computer platforms, operating systems and environments; to translate, modify and to make Additional Methods and to, create VIE Improvements, as follows:
(i)		An exclusive license for a period of five
(5) years from the date hereof (the "Exclusive License") for the United States (including its territories and possessions) and Canada in and only in the industry fields of financial services, health care and food and to all federal, state, provincial and local governments (the "Licensed Industry Fields");
(ii)		In addition to, and without limiting the
Exclusive License, a perpetual non-exclusive license (the "Non-Exclusive License") in all markets and industries for all territories throughout the world (the Non-Exclusive License and the Exclusive License together being hereinafter referred to as the "License").
(b)	The License does not confer upon VIE the right
to sell, assign or transfer, pledge, encumber, subject to any lien, or otherwise convey title, in whole or in part, whether or not for value, in the Programs or Intellectual Property Rights; provided, however VIE shall be permitted to place a copy of the Source Code in escrow for the benefit of its sublicensees (including any OEMs).
(c)	The License granted pursuant to Section 3(a)
includes the right for VIE to reproduce at its own expense the Programs and supporting materials contained on magnetic media in non-printed, machine readable form solely for the purposes of the License and rights granted hereunder. VIE may, at its own expense, copy for its own internal use and for the internal use of its sublicensees (including any
OEMs), all Documentation included as a part of the Programs as listed in Schedule A attached hereto. VIE shall, on a quarterly basis, notify Licensor in writing of the number of copies of programs reproduced. Except as expressly permitted in this Section 3, VIE shall not copy, reproduce, remanufacture or duplicate all or any part of any physical or magnetic version of the Programs or supporting materials.
(d)	Sublicensees.  VIE shall, consistent with the
scope of and terms applicable to the License, have the right to grant sublicenses to Affiliates and end users, without prior written notice to Licensor, and shall have the right to grant sublicenses to OEMs upon prior written notice to Licensor. Any sublicense granted by VIE shall be subject to the confidentiality provisions of Section 12 herein and shall provide for the return of all copies of the Program to VIE upon termination of said license.
(e)	Trademarks.
(i)  Licensor hereby grants to VIE the right
to use any Trademark and any Trademark Registration in connection with the License hereunder, as, or as part of, the marks for or in conjunction with any of the
Programs under the existing names or marks of Programs. Notwithstanding anything to the contrary contained herein, any use by VIE of any Trademark shall be deemed
a use on behalf of and as agent for Licensor.
(ii)  In order to protect the copyrights of
Licensor in, and Trademarks of Licensor used with, the Programs, Documentation and supporting materials, VIE agrees to reproduce all proprietary legends of Licensor, including all copyright and/or trademark notices contained on the copies of the Program and supporting materials delivered to VIE pursuant to this Agreement in or on any copies or partial copies (including those made
with respect to Additional Methods) made by VIE,
including, for the on screen sign-on.
(iii)  It is agreed between the parties hereto
that twenty-five percent (25%) of any Royalty (as
hereinafter defined) shall be attributable to use of the
Trademarks.
4.	Term.  The term of the License shall commence
on the date hereof and terminate either (i) in the event of a Closing pursuant to the Purchase Agreement, on the effective date of said Closing; (ii) in the event the Closing under the Purchase Agreement does not occur , then on the fifth anniversary of the date hereof with respect to the Exclusive License but shall not terminate with respect to the Non-Exclusive License; or (iii) in accordance with the terms of
Section 13 herein.
5.	Royalty.  During the term of this License,
royalties shall be payable to Licensor at the rate of five percent (5%) of "Net Revenue" of VIE commencing on the date hereof (the "Royalty"). For purposes herein, "Net Revenue" shall be equal to the sums received and retained by VIE from the sale, license and distribution of the Programs less the sum of (i) any applicable credits, discounts and rebates, including, but not limited to, quantity, dealer, distributor and promotional credits, discounts, adjustments and rebates, and (ii) taxes (such as sales, use or similar taxes) paid or payable by VIE in connection with such sale or license. If VIE refunds or issues a credit memo on a customer's price due to customer dissatisfaction or other valid reason, this negative price shall result in a reduction in Net Revenue and therefore a reduction of the Royalty due to Licensor. If any Programs is included by VIE in a program or combination of programs, the aggregate functionality of which extends beyond any of such Programs, and which additional functionality is either (1) distinct from the collective functionality of the Programs, and/or (2) separately available from VIE and/or any person other than VIE (without royalty payable hereunder), then the Net Revenue attributable to the sale, license or distribution of such product shall be proportionately and fairly allocated among all significant components of such combination product. From and after the date hereof, VIE agrees not to materially alter its pricing strategy with respect to the sale, license or distribution of the Programs for purposes of reducing or otherwise negating its obligation to pay the Royalty to Licensor (for example, by increasing its charges for maintenance fees or consulting services at the expense of license fees so as to reduce the Net Revenue calculation).
6.	Payment of Royalties.
(i)	The Royalty shall be paid to Licensor on
a quarterly basis within fifteen (15) days following the close of each calendar quarter; provided, however, royalty payments for the first two quarters hereunder
shall accrue but not be payable until the third calendar quarter following the date hereof (each such payment being referred to herein as a "Royalty Payment").  With
each Royalty Payment, VIE shall provide Licensor with a statement setting forth the basis for determination of each such Royalty Payment in respect of the period
applicable to the Royalty Payment due.  In the event
that the Closing under the Purchase Agreement shall
occur, no Royalty Payments shall be due or payable
pursuant to the terms of this Agreement.
(ii)	Records.  Vie shall, for itself and its
sublicensees, keep full and accurate written books and records, for a period of no less than three (3) years after termination or expiration of this Agreement, in sufficient detail and in accordance with the terms of this Agreement, to permit verification of the sums
payable under this Agreement.  VIE shall, at Licensor's
sole cost and expense, permit Licensor or any
representative of Licensor to access, during normal
business hours and on reasonable notice, to any such
records of VIE.  Licensor shall keep all such
information confidential and not use it for any purpose
other than for determining compliance with this
Agreement.
7.	Audit Right.  Licensor shall be entitled to
have the applicable books and records of VIE examined for the purposes of showing compliance with this Agreement (the "Audit") by a nationally-recognized firm of independent certified public accountants, during normal business hours, together with any other relevant records for purposes of verifying any Royalty Payments as well as, more generally, the accuracy of statements made, or reports submitted, to Licensor in connection with the payment of any Royalties hereunder. Such Audit shall be at Licensor's expense except in the event that an adjustment upward resulting from underpayment of Royalties due by VIE is greater than five (5%) percent of fees due for the period audited, in which case VIE shall pay all expenses associated with the Audit and all sums identified as due and interest thereon at the rate of 1 1/2 percent per month (or maximum rate available by law) and adjustment in royalties due, whether such underpayment results from error, omission or otherwise. If VIE objects to the Licensor's choice of accountants, Licensor and VIE will select by lot a nationally-recognized firm of independent certified public accountants (after excluding Licensor's and VIE's regular outside accounting firms).
8.	Assignment of Certain Third Party Contracts.
In the event that the Closing under the Purchase Agreement shall not occur, all of Licensor's rights under the IBM Agreement and the other agreements specified in Schedule C hereto (the "Third Party Contracts") hereto shall be deemed automatically assigned to VIE pursuant to the terms hereof (and Licensor shall execute any other instrument reasonably satisfactory to VIE with respect to such assignment), and Licensor shall use its best efforts to cause each other contracting party thereto to consent to such assignment. Licensor acknowledges that the inability to assign any of such Third Party Contracts shall not relieve Licensor of any of its other obligations hereunder. Anything in this License to the contrary notwithstanding, this Section 8 shall not constitute an agreement to assign any unassignable Third Party Contracts if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or in any way affect the rights of Licensor or VIE thereunder. Licensor promptly shall use its best efforts to obtain all of such consents at its own cost and expense and until such consents are obtained, Licensor will cooperate with VIE in any arrangement designed to provide for VIE all rights and benefits under all unassignable Third Party Contracts, including enforcement for the benefit of VIE of any and all rights of Licensor against any third party thereto arising out of the breach or cancellation by such third party or otherwise, and Licensor shall, without further consideration therefor, pay, assign and remit to VIE promptly all monies and, to the extent permitted, all other rights or consideration received, or which may be received or obtained in respect of performance of any unassignable Third Party Contracts. Licensor shall not renew, extend or modify any such Third Party Contracts without the prior written consent of VIE.
9.	Certain Representations.
(i)	The representations and warranties of Licensor
contained in Article 5 of the Purchase Agreement are incorporated herein by reference as if set forth herein in their entirety, it being specifically understood that such incorporated provisions shall have effect herein independent of their effect in the Purchase Agreement.
(ii)	Licensor makes no representations and
warranties with respect to intellectual property rights of third parties in connection with any such party's software under Third Party Contracts assigned to VIE in accordance with Section 8 herein.
(iii) Licensor understands and agrees, on its own
behalf and that of its sublicensees, that in the event that VIE or any of its licensees or customers shall develop their own Additional Methods without having had access to Licensor's Additional Methods, neither Licensor nor its sublicensees shall hold VIE or its licensees and/or customers liable with respect to any ownership rights which Licensor may claim.
10.	VIE's Representations.
(i)	The representations and warranties of VIE
contained in Section 6 of the Purchase Agreement are incorporated herein by reference as if set forth herein in their entirety, it being specifically understood that such incorporated provisions shall have effect herein independent of their effect in the Purchase Agreement.
(ii)	VIE understands and agrees, on its own behalf
and that of its sublicensees, that in the event that Licensor or any of its existing licensees or customers shall develop their own Additional Methods without having had access to Licensee's Additional Methods, neither VIE nor its sublicensees shall hold Licensor, its licensees and/or customers liable with respect to any ownership rights which VIE may claim.
(iii) VIE hereby represents and warrants that it
shall use the Trademark at all times in a manner which is consistent with the quality of the Trademark and the goods it identifies.
11.	Indemnification; Limitations.  Without
limiting any of the provisions of Section 9 of the Purchase Agreement, Licensor agrees to indemnify and to hold VIE harmless from and against and in respect of, and VIE agrees to indemnify and to hold Licensor harmless from and against and in respect of, any losses, damages, claims, liabilities, costs and expenses (including without limitation any reasonable legal, accounting or other expenses for investigating or defending any actions or threatened actions) incurred by the indemnified party in connection with:
(a)	any damage or deficiency resulting from
any misrepresentation, breach of warranty or
nonfulfillment of any agreement or covenant on the part
of the indemnifying party under this Agreement;
(b)	any and all claims made against the
indemnified party in respect of liabilities or
obligations of the indemnifying party (including
liabilities for taxes) relating to the Programs, the Intellectual Property Rights, Additional Methods, and
related rights and assets to the extent such liabilities
and obligations of the indemnifying party are not to be assumed by the indemnified party or are not attributable to acts or omissions of the indemnified party;
(c)	any and all loss, liability, damage, cost
or expense suffered or incurred by VIE based on or
arising out of the infringement or alleged infringement
of any of the Programs as they exist on the date hereof
of the proprietary rights of any third party; and
(d)	all reasonable costs and expenses
(including attorneys' fees) incurred by the indemnified
party in connection with any claim, action, suit,
proceeding, demand, assessment or judgment incident to
any of the matters the indemnified party is indemnified against by the indemnifying party in this Agreement.
12.	CONFIDENTIALITY
(a)	Information is the essence of this Agreement.
Accordingly, VIE, on behalf of itself and its employees, agrees that all of said Information shall be held in confidence by VIE and that VIE shall not disclose the same to others, nor (directly or indirectly) assist others to use the same for itself or others except in furtherance of the transactions contemplated in Section 3 above or as otherwise required by law. Notwithstanding anything to the contrary contained above, VIE shall obtain Licensor's express prior written consent to each disclosure of Source Code to third parties, which consent shall not be unreasonably withheld.
(b)	This requirement of confidentiality extends to
any and all Information previously acquired by VIE from Licensor and shall survive the termination of this Agreement for any reason.
(c)	VIE shall secure written agreements from its
employees, consultants, agents, licensees, OEMs and customers (hereinafter a "Person") to hold Information in confidence which is consistent with VIE's obligations under this Agreement.

13.	Events of Termination.
This Agreement and the License granted herein may
be terminated:
 (i)		at any time by mutual written consent; or
(ii)	by Licensor upon written notice in the event
that VIE shall breach any of the
confidentiality obligations listed in
subparagraphs (a) through (c) below, and such
breach, if curable, is not cured within thirty
(30) days of written notice to VIE from
Licensor that Licensor intends to terminate
this Agreement as a result of such breach (it
being understood that a breach shall only be
deemed incurable if as a result of such breach
the Source Code has been disclosed to any
person or entity from whom a written
obligation of confidentiality consistent with
VIE's obligations under this Agreement, is or
would be impossible to be obtained such that
the obligations would be effective prior to
such disclosure, it being further understood
that this Agreement shall be terminable
immediately upon written notice in the event
of such incurable breach):
(a)	VIE shall fail to maintain a corporate
policy wherein its employees having
access to Source Code  are required to
execute an employment or confidentiality
agreement requiring such employee to hold
Source Code in confidence consistent with
VIE's obligations under this Agreement;
(b)	VIE shall fail to obtain confidentiality
agreements from its consultants
affiliates, or any other third parties
prior to having access to the Source Code
binding such consultants, affiliates, or
third parties to hold the Source Code in
confidence consistent with VIE's
obligations under this Agreement; or
(c)	VIE shall make a distribution of the
Source Code to any third party in
contravention of the last sentence of
Section 12(a) above (provided, however,
that a distribution of the Source Code
not authorized or aided by VIE by a
Person subject to a confidentiality
agreement with VIE shall not give the
Licensor the right to terminate this
Agreement pursuant to this Section 13).
	(iii)	by Licensor in the event that VIE shall have
terminated or suspended its business and
failed to remedy such termination or
suspension within ninety (90) days after
receipt of written notice from the Licensor,
provided, however, that this notice shall not
prejudice the right of Licensor to recover any
royalties or other sums due at the time of
such termination and shall not prejudice any
cause of action or claim Licensor accrued or
may accrue on account of any breach or default
by VIE; or
	(iv)	by Licensor upon thirty (30) days' written
notice to VIE in the event that the Closing
under the Purchase Agreement shall not have
occurred due solely to a breach by VIE of any
of its obligations under the Purchase
Agreement provided that Licensor shall have
satisfied all of the conditions to Closing as
set forth in Section 4.5 of the Purchase
Agreement.
14.	Effect of Termination.
(a)	Upon the termination of this Agreement
pursuant to the terms of Section 13 above, VIE shall return to Licensor all copies of the Programs and supporting materials or, upon Licensor's request, destroy all such copies of the Programs for Additional Methods and certify to Licensor in writing that they have been destroyed. VIE's obligations regarding confidentiality pursuant to this Agreement and its obligation to make payments to Licensor for all sums due pursuant to Section 5 hereof shall survive the termination of this Agreement; however, except as otherwise provided in Section 13 hereof, it is expressly agreed that VIE's failure to pay Royalties when due or its failure to perform any of its other covenants hereunder shall not be grounds for termination of the License hereunder and Licensor's sole remedy for any such breach shall be an action for monetary damages to the fullest extent permitted by applicable law.
(b)	Upon termination of this Agreement, however
occurring, all accrued royalties on the Programs which have been made, used, licensed, or otherwise disposed of by or on behalf of VIE, shall immediately become due and payable to Licensor. Any Program in existence at the termination of this Agreement and upon which royalty has not been so paid shall become immediately due and payable to Licensor.
(c)	With respect to all agreements between VIE and
third parties, upon termination of this Agreement for any reason, any and all rights and benefits to VIE under any such agreements shall vest in Licensor, at Licensor's option. All use of any Trademark shall cease and VIE shall return all copies of the Program(s) and Additional Method(s).
(d)	Upon the termination of this Agreement, VIE
shall be entitled to continue to provide maintenance and support for its existing end users (in the event that Licensor has not exercised its option as set forth in Section 14(c) above) and Licensor shall grant to VIE a License to permit VIE to provide such maintenance and support but VIE shall not be entitled to grant any further sublicense or to use the Programs to develop further Additional Methods.
15.	Expenses.  Each of the parties shall pay its
own fees and expenses with respect to the transactions
contemplated hereby.
16.	Injunction Relief.  (a)  VIE agrees that the
obligations and promises of VIE under this Agreement are of a unique character that gives them particular value. VIE acknowledges and agrees that a breach of any promise or covenant regarding confidential Information or Intellectual Property Rights may result in irreparable and continuing damage to Licensor for which there may be no adequate remedy at law and, in the event of such breach, Licensor shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other further relief as may be proper to specifically enforce those covenants, without the posting of any bond. VIE agrees to pay to Licensor any reasonable expenses, including but not limited to attorney fees, incurred in obtaining such specific enforcement (in addition to any other relief to which Licensor may be entitled).
(b)	Licensor hereby acknowledges and agrees that a
breach of any covenant by Licensor hereunder may result in irreparable and continuing damage to VIE for which there may be no adequate remedy at law and, in the event of such breach, VIE shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other further relief as may be proper to specifically enforce those covenants, without the posting of any bond. Licensor agrees to pay VIE any reasonable expenses, including but not limited to attorneys fees, incurred in obtaining such specific enforcement (in addition to any other relief to which VIE may be entitled).
17.	Jurisdiction; forum; governing law.
(a)	This Agreement shall be deemed entered into
the State of New York and shall be construed and governed solely by the laws of the State of New York applicable to agreements made to be performed entirely within the State.
(b)	For purposes of this Agreement, the parties
hereby irrevocably submit to the exclusive jurisdiction of any New York State or federal court sitting in New York county, New York or the Southern District of the State of New York. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such court, action or proceeding brought in such a court has been brought in an inconvenient forum and the right to object, with respect to any such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.
18.	Survival of Restrictive Covenants.  The
covenants herein concerning Intellectual Property Rights will be construed as independent of any other provision hereof. The provisions of Section 5 (royalties), Section 11 (indemnification) and 12 (confidentiality) shall survive the termination of this Agreement.
19.	Effect of Partial Invalidity.  If any one or
more of the provisions of this Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then: (a) the validity and enforceability of all provisions to this Agreement not ruled to be invalid or unenforceable with be unaffected; (b) the effect of the ruling will be limited to the jurisdiction of the court or other government body making the ruling; (c) the provision(s) held wholly or partly invalid or unenforceable will be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the parties' intent as manifested herein; and (d) if the ruling, and/or the controlling principle of law or equity leading to the ruling, is subsequently overruled, modified, or amended by legislative, judicial, or administrative action, then the provision(s) in question as originally set forth in this Agreement will be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.
20.	Notices.  All notices shall be in writing and
shall be deemed to have been duly given to a party hereto if delivered personally, then on the date of such delivery, or on the fifth day after being deposited in the mail if mailed via registered or certified mail, return receipt requested, postage prepaid, or on the next business day after being sent by recognized national overnight courier services, in each case, to such party, at the following respective addresses: if to Licensor, to
New Paradigm Software Corp.
733 Third Avenue
New York, New York 10017
Attention:  President
with a copy to:
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York  10112
Attention:  Arthur M. Mitchell, Esq.
if to VIE, to
VIE Systems, Inc.
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078
Attention:  Mr. Eric LeGoff
with a copy to:
Golenbock, Eiseman, Assor & Bell
437 Madison Avenue
New York, New York  10022
Attention:  A.C. Peskoe, Esq.
21.	No Third-Party Beneficiaries.  Nothing herein,
express or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement or any documents executed in connection with this Agreement.
22.	Miscellaneous.		This Agreement may be
executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The paragraph headings are for convenience only and are not a part of this agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Any and all rights and remedies of the parties hereunder shall be separate and apart from, and in addition to, any and all rights and remedies of the parties pursuant to the terms of the Purchase Agreement.
23.	Assignment.	This Agreement may be freely
assigned by VIE to an Affiliate of VIE, without the prior written consent of the Licensor, or to a third party with the prior written consent of the Licensor (which consent shall not be unreasonably withheld or delayed); provided, each assignee of this Agreement shall acknowledge in writing to the Licensor that it will be legally bound by the obligations of the VIE set forth herein.

IN WITNESS WHEREOF, the parties have duly executed
this Agreement as of the date first above written.
NEW PARADIGM SOFTWARE CORP.
By:
Name:
Title:
VIE SYSTEMS, INC.
By:
Name:
Title:

	Exhibit 3.1(c)

	VOTING AGREEMENT


		AGREEMENT dated as of this      day of
____________, 1997, by and between
the undersigned shareholder and VIE Systems, Inc., a Delaware corporation ("Buyer").

W I T N E S S E T H:

		WHEREAS, the undersigned is a shareholder of New
Paradigm Software Corp., a New York corporation (the
"Company"); and

		WHEREAS, the undersigned desires to induce Buyer to enter into an Agreement of Purchase and Sale of Assets with the Company, as hereafter amended (the "Purchase Agreement"), providing for the purchase by Buyer of, inter alia, all of the assets and business of the Company relating to its COPERNICUS software and "New Paradigm Architecture" (the
"Sale Transaction"), for the consideration and on the terms and conditions set forth in the form of Purchase Agreement, a copy of which has been delivered to the undersigned.

		NOW, THEREFORE, in consideration of the foregoing, the parties do hereby agree as follows:

		1.  Representations and Warranties.  The
undersigned hereby represents and warrants to Buyer that the undersigned (a) owns of record and beneficially the number of shares of capital stock of each class or series of the Company set forth below the undersigned's name below, (b) is entitled to vote such shares at the Special Meeting (as defined in the Purchase Agreement), and such shares represent the number of outstanding shares of common stock of the Company entitled to vote at the Special Meeting set forth below the undersigned's name below, and (c) has full power and authority to make, enter into and carry out the terms of this Agreement.

		2. Agreement to Vote Shares. Until the Expiration Date, the undersigned shall vote or cause to be voted, and/or execute a written consent of shareholders with respect to, all of the shares of capital stock of the Company owned of record or beneficially by the undersigned and any shares of capital stock of the Company hereafter acquired by the undersigned (collectively, the "Shares"), for and in favor of the Sale Transaction and the transactions contemplated by the Purchase Agreement at any meeting of shareholders of the Company called therefor or at any adjournment thereof or by any consent related thereto (and, if applicable, against any competing proposals and/or transactions).

		3. Conditional Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, the undersigned has executed and delivered to Buyer, pursuant to
Section 212 of the New York Business Corporation Law, an irrevocable proxy, in the form attached as Exhibit A hereto, with respect the Shares. Buyer may exercise such proxy only if it appears that any of the Shares are or may be voted or a consent given otherwise than in accordance with this Agreement or the Shares are not voted or no consent is given.

		4.  Agreement Not to Transfer Shares.  Until the
Expiration Date, the undersigned hereby agrees not to sell, grant an option for the sale of, assign, transfer, pledge or otherwise encumber or grant any proxy or voting rights
(except to Buyer) with respect to any of the Shares.

		5. Expiration Date. This Agreement shall expire upon the earliest to occur of (a) the closing of the Sale
Transaction and (b) one hundred and twenty (120) days after the date of the execution and delivery of the Purchase
Agreement by all parties thereto (the "Expiration Date"),

		6.  Legend.  Upon the request of Buyer,
certificates representing the Shares shall bear the following legend:

		The shares represented by this certificate are subject to certain voting restrictions set forth in a certain voting agreement dated __________, 1997, by and among the parties named therein. A copy of such agreement is on file at the executive office of the Company.

		7. Further Assurances. From and after the date of this Agreement, the undersigned shall from time to time, at the request of Buyer and without further consideration, do, execute and deliver, or cause to be done executed and delivered (without cost or liability to the undersigned), all such other and further acts, things, instruments or documents as may be reasonably requested or required in order to provide to Buyer the benefits contemplated by this Agreement.

		8. Notices. All notices, instructions and other communications required or permitted to be given, forwarded or transmitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered personally, or three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the address set forth above, or one business day after being delivered to a nationally recognized overnight courier service or when sent by electronic facsimile transmission. Notices shall be sent to the undersigned at its address indicated below, and to Buyer at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, Attention: President, with a copy to Golenbock, Eiseman, Assor & Bell, 437 Madison Avenue,
New York, New York 10022, Attention: A.C. Peskoe, Esq., or to such other persons or addresses as may be designated by like notice hereunder.

		9. Miscellaneous. (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provision of this Agreement.

			(b)  This Agreement shall be governed by and
construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

			(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

			(d)  The undersigned acknowledges that its
agreement to vote and take (and refrain from taking) other actions herein, the agreement of the undersigned contained herein not to sell or otherwise dispose of the Shares covered by all of the foregoing are unique; and that Buyer will not have adequate remedies at law if the undersigned fails to perform any of its obligations under this Agreement.
Accordingly, the undersigned agrees that Buyer shall have the right (without the necessity of posting any bond) to specific performance and equitable injunctive relief if the undersigned shall fail or threaten to fail to perform any of its obligations under this Agreement. Buyer agrees that the undersigned shall have no liability for money damages or any other monetary liability under or pursuant to this Agreement.

			(e)  In the event that any term or provision
of this Agreement shall be deemed by a court of competent jurisdiction to be invalid, void or unenforceable, the court considering the same shall have the power and is hereby authorized and directed to limit such invalid, void or unenforceable provision, so that such term or provision is no longer invalid, void or unenforceable and to enforce the same as so limited. Subject to the foregoing sentence, in the event any provision of this Agreement shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement.

			(f)  	The representations and warranties of the
contained in this Agreement shall survive the Expiration
Date.

			(g)  All references to any gender shall be
deemed to include the masculine, feminine or neuter gender, the singular shall include the plural, and the plural shall include the singular. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

			(h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.


		IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year above written.


VIE SYSTEMS, INC.
_________________________________
Signature of Shareholder

By:_______________________________

_________________________________
Name of Shareholder



__________________________________
Address of Shareholder



__________________________________
Number of Shares



__________________________________
Number of Shares able to
be Voted

	Exhibit A
	IRREVOCABLE PROXY FOR
	SHARES OF CAPITAL STOCK
	OF
	NEW PARADIGM SOFTWARE CORP.
	PURSUANT TO SECTION 212 OF THE
	NEW YORK BUSINESS CORPORATION LAW

KNOW ALL MEN BY THESE PRESENTS:

		The undersigned hereby IRREVOCABLY MAKES,
CONSTITUTES, AND APPOINTS VIE Systems, Inc. ("Buyer") the attorney and proxy of the undersigned for the term hereof with respect to all of the shares of capital stock of New Paradigm Software Corp. (the "Company") set forth below (and any shares hereafter acquired), with full power of substitution, to vote for and in favor of the purchase by Buyer of, inter alia, all of the assets and business of the Company relating to its "COPERNICUS" software and the "New Paradigm Architecture" (the "Sale Transaction") as contemplated by the Agreement of Purchase and Sale of Assets with the Company, as hereafter amended (the "Purchase Agreement"), and to attend and vote all such shares at any annual or special meeting of shareholders, and any adjournments thereof, at which the Sale Transaction or any other transaction contemplating the sale of any assets or securities of the Company has been submitted to the shareholders for approval.

		This Proxy and all authority hereby conferred are granted and conferred in furtherance of and in consideration for Buyer undertaking to entering into the Purchase Agreement and shall be deemed irrevocable and coupled with an interest.

		The undersigned acknowledges and agrees that Buyer will use this Proxy to vote in its own self-interest and that Buyer shall be entitled to vote the Shares notwithstanding the fact that such vote may inure to the benefit of Buyer.

		The terms of this Proxy shall expire upon the earliest to occur of (i) the closing of the Sale Transaction and (ii) one hundred and twenty (120) days after the date of the execution and delivery of the Purchase Agreement by all parties thereto.

Dated:  _______________, 1997.




Number of Shares and
Class			Name of Shareholder



                        Signature of Shareholder

	Exhibit 4.2(e)

	CONFIDENTIALITY AND NON-COMPETITION UNDERTAKING

		UNDERTAKING, dated as of ____________, 1997, from New
Paradigm Software Corp. ("Seller"), Mark Blundell *[and John
Brann]* (collectively, "Shareholders" and together with Seller hereinafter called the "Selling Parties").

	W I T N E S S E T H:

		WHEREAS, pursuant to an Agreement of Purchase and Sale of Assets, dated as of _______, 1997 (the "Purchase Agreement"),
Buyer is purchasing from Seller, and the Seller is selling, the Purchased Assets (as defined in the Purchase Agreement);

		WHEREAS, it is a condition precedent to the Purchase Agreement, that the Selling Parties enter into this Confidentiality and Non-Competition Undertaking.

		NOW, THEREFORE, for good and valuable
consideration, the
receipt of which by the undersigned is hereby acknowledged, and in order to induce Buyer to purchase the Purchased Assets pursuant to the terms of the Purchase Agreement, the Selling Parties hereby jointly and severally undertake and agree as follows:


1. The Selling Parties will not and will not permit any person or entity directly or indirectly (alone or together with others) controlling, controlled by, affiliated with or related to, any of the Selling Parties (collectively "Seller Affiliates"), to, for a period of three (3) years from the date hereof (or one (1) year in the case of Mark Blundell) (the "Limited Period"):

(a) directly or indirectly, anywhere throughout the world (the "Territory"), own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected with or have any interest in, as a stockholder, agent, consultant, partner or otherwise, or refer or exploit any customers, business or opportunities to or with, or otherwise assist in any manner, (i) any business which sells, distributes or provides "middleware" software products (i.e. products whose primary functionality or purpose is systems-to-systems connectivity, message translation or message routing), or any other products or services which have been sold, distributed or provided by Seller in the Business (as defined in the Purchase Agreement) or which are competitive therewith or (ii) any other business which is competitive within the Territory with any business (A) heretofore conducted by Seller in the Business and/or
(B) hereafter conducted by Buyer or any of its subsidiaries or affiliates and reasonably related or substantially similar to any of the business activities heretofore conducted by Seller in the Business; provided that the foregoing shall not prohibit the undersigned from owning less than 1% of any class of securities listed on a national securities exchange or traded publicly in the over-the-counter market; or

(b) without the express prior written consent of Buyer, directly or indirectly employ or attempt to employ or engage or knowingly arrange or solicit to have any other person or entity employ or engage any person, who heretofore has been, or is, on the date hereof in the employ of Buyer or any corporation or entity controlling, controlled by or under common control with Buyer (collectively referred to herein as the "Buyer Affiliates"), or who has heretofore been in the employ of Seller and becomes or has become an employee of Buyer or any of the Buyer Affiliates, for a period of two (2) years after such person shall no longer be employed with Seller, Buyer or any of the Buyer Affiliates.

2. The Selling Parties will not, and will not permit any of the Seller Affiliates to, at any time, divulge or make available to any person or entity, except as expressly consented to in writing by Buyer, or use, any confidential information or any documents, files or other papers concerning the business or financial affairs of Buyer or any of the Buyer Affiliates and/or the business or assets relating to or derived from the Business (as defined in the Purchase Agreement), except such disclosure which is otherwise required by applicable law or regulations. The Selling Parties further agree that, during the Limited Period, they will refer to Buyer prospective customers who contact them (it being understood that this shall not constitute an affirmative obligation on the part of the Selling Parties to seek out or contact customers for Buyer). The Selling Parties shall not disparage Buyer or the Business, and shall not, and shall not permit any of the Seller Affiliates to, commit any act, or in any way assist others to commit any act, which will injure Buyer or the business heretofore conducted by Seller.

3. The parties recognize that irreparable damage will result in the event that the provisions hereof shall not be specifically enforced. If any dispute arises concerning action alleged to be in violation of any such provision, the parties hereto agree that an injunction may be issued restraining such action pending determination of such controversy and that no bond or other security shall be required in connection therewith. If any dispute arises concerning the right or obligation of any party hereto, such right or obligation shall be enforceable by a decree of specific performance. Such remedies shall, however, not be exclusive of and shall be in addition to any other remedies which Buyer may have, including injunctive relief and actions for damages.

4. In the event that any of the provisions contained herein would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason because of the scope, duration or area of its applicability or for any other reason, unless narrowed by construction, such provision shall for purposes of such jurisdiction only, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable (or if such language cannot be drawn narrowly enough, the court making any such determination shall have the power to modify, to the extent necessary to make such provision or provisions enforceable in such jurisdiction, such scope, duration or area or all of them, and such provision shall then be applicable in such modified form). If, notwithstanding the foregoing, any such provision would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, such provision, as to such jurisdiction only, shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining provisions hereof. No narrowed construction, court-modification or invalidation of any provision shall affect the construction, validity or enforceability of such provision in any other jurisdiction.

5. 	Each of the Selling Parties represents to Buyer
that the enforcement of the restrictions of this Agreement would not be unduly burdensome to such Selling Party. The representations and covenants contained in this Agreement on the part of the Selling Parties shall be construed as ancillary to and independent of any other provision of the Purchase Agreement. If any of the Selling Parties violates any covenant contained in this Agreement and Buyer brings a legal action for injunctive or other relief, Buyer shall not, as a result of the time involved in obtaining the relief, be deprived of the benefit of the full period of any such covenant. Accordingly, the duration of each such covenant of any of the Selling Parties shall be deemed to have been extended as if the Limited Period with respect thereto began on the date of entry by a court of competent jurisdiction of a final judgment enforcing such covenant of such Selling Party under this Agreement.

6. This Agreement shall inure to the benefit of Buyer and its successors and assigns, and shall be binding upon each of the Selling Parties and their respective heirs, personal representatives, successors and assigns, and may not be modified or terminated orally.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the introductory paragraph hereof.


NEW PARADIGM SOFTWARE CORP.



By:






	Mark Blundell




	John Brann

4.2 (F)

OPINION LETTER

VIE Systems, Inc.
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078
Attn.:  Mr. Eric Le Goff



Gentlemen:
We have acted as counsel for New Paradigm Software
Corp. ("NPS"), a New York corporation in connection with the execution and delivery of the following documents:
a)	An Agreement of Purchase and Sale of Assets
between NPS and VIE Systems, Inc. ("VIE") dated May 9, 1997
(the "Purchase Agreement");
b)	A License Agreement between NPS and VIE dated
May 9, 1997 (the "License Agreement");
c)	A Confidentiality and Non-Competition
Undertaking dated May 9, 1997 by NPS, and Mark Blundell and
John Brann individually (the "Non-Competition
Undertaking"); and
d)	An Indemnification  Escrow Agreement dated
May 9, 1997 by and among NPS, VIE and Messrs. Golenbock, Eiseman, Assor and Bell, as escrow agent (the "Escrow Agreement").
The foregoing are collectively referred to as the Documents. Capitalized terms used herein shall have the meanings assigned to said terms in the Documents.
In addition, we wish to call your attention to the fact that NPS issued 800,000 Series C Redeemable Preferred Stock, par value $0.01 per share (the "Preferred Shares") to Mr. Robert Trump on April 11, 1997 pursuant to a resolution of the Board of Directors of NPS adopted on March 15, 1997 at a meeting of the Board.
We have reviewed such matters of law and have examined such documents, records, agreements, and certificates of public officials and officers of the NPS as we have deemed necessary for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of signatures on original documents and the conformity to original documents of all copies submitted to us as certified, conformed or photographic copies; and as to certificates of public officials, we have assumed the same to have been properly given and to be accurate. As to various questions of fact material to our opinion, we have relied upon the attached certificates of officers of NPS. As to any matter of fact contained in such certificates of officers of the NPS, we have no reason to believe such certificates to be inaccurate. On the basis of the foregoing, we are of the opinion that:
1. NPS is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.
2. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of NPS is required in connection with the consummation of the transactions contemplated by the Documents or related documents.
3. Subject only to the authorization of the holders of two-thirds of all outstanding shares entitled to vote with respect to the transactions contemplated by the Purchase Agreement at a meeting of the shareholders, all corporate action on the part of NPS, its officers and directors necessary for the authorization, execution and delivery of the Purchase Agreement, the Non-Competition Agreement and the Escrow Agreement has been taken and the performance of all obligations of NPS thereunder, and the Purchase Agreement, the Non-Competition Agreement and the
Escrow Agreement constitute valid and legally binding obligations of NPS enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination.
The enforceability of the NPS's obligations under the Purchase Agreement, the Non-Competition Agreement and the
Escrow Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4. The authorization of the shareholders of NPS is not required for the execution and delivery of the License Agreement by NPS and all corporate action on the part of NPS, its officers and directors necessary for the authorization, execution and delivery of the License
Agreement has been taken and the performance of all obligations of NPS thereunder, and the License Agreement constitutes the valid and legally binding obligation of NPS enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination. The enforceability of the License Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law.)
5. The execution, delivery and performance of the Documents and the consummation of the transactions contemplated thereby, do not nor will not (i) conflict with or violate any provisions of the Certificate of Incorporation or By-Laws of NPS, (ii) to our knowledge, with or without the giving of notice or the passage of time, or both, result in a breach of, or violate, or be in conflict with, or constitute a default under, or permit the termination of, or cause of permit acceleration under, any agreement or instrument of any debt or obligation to which NPS is a party or any of its assets is subject or bound,
(iii) to our knowledge, require the consent of any party to any agreement to which the NPS is a party, or to which any of the Purchased Assets is subject or bound, (iv) to our knowledge, result in the creation or imposition of any lien upon any of the Purchased Assets, or (v) violate any law, rule or regulation or, to our knowledge, any order, judgment, decree or award, of any court, governmental authority or arbitrator to or by which the NPS or any of the Purchased Assets is subject or bound; except we note that prior to the date hereof a UCC-1 financing statement was executed by NPS in favor of Level 8, Inc. with respect to the Copernicus software and may be filed by Level 8, Inc. at any time. Nevertheless, we understand that if such financing statement is filed, it will be terminated simultaneously with the Closing under the Purchase
Agreement.
6. The Preferred Shares were duly authorized and issued to Mr. Robert Trump, are fully-paid and non-assessable, and such Preferred Shares are entitled to cast four votes per share (or an aggregate of 3,200,000 votes) at the Special Meeting or any other meeting of the shareholders, and if voted, will be counted at the Special Meeting as outstanding shares of NPS entitled to vote in favor of the transactions contemplated by the Purchase
Agreement for purposes of compliance by NPS with the provisions of Section 909 of the Business Corporation Law of New York.
Very truly yours,

	Exhibit 4.3(e)


	GEAB OPINION

1. 	Buyer is a corporation duly incorporated, validly
existing and in good standing under the laws of the state of Delaware.

2. 	The execution, delivery and performance of the
Agreement and has been duly and validly authorized by all necessary corporate action of Buyer. Buyer has duly executed and delivered the Agreement.